THE RYDEX SERIES FUNDS

PROSPECTUS

ADVISOR CLASS SHARES

AUGUST 1, 2002

BENCHMARK FUNDS

NOVA

URSA

OTC

SECTOR FUNDS

BANKING

BASIC MATERIALS

BIOTECHNOLOGY

CONSUMER PRODUCTS

ELECTRONICS

ENERGY

ENERGY SERVICES

FINANCIAL SERVICES

HEALTH CARE

INTERNET

LEISURE

RETAILING

TECHNOLOGY

TELECOMMUNICATIONS

TRANSPORTATION

UTILITIES

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS LOGO]

ADVISOR CLASS SHARES
RYDEX SERIES FUNDS

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

MONEY MARKET FUND

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds") which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, and OTC Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund

Advisor Class Shares of the Funds are sold principally through broker-dealers and other financial institutions whose clients take part in certain strategic and tactical asset-allocation investment programs. Investors may exchange and redeem shares of the Funds through the Rydex Internet Web site -- www.rydexfunds.com -- and over the phone.

RISKS OF INVESTING IN THE FUNDS
The value of the Funds may fluctuate. In addition, Fund shares:

- MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

- ARE NOT FEDERALLY INSURED

- ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

- ARE NOT BANK DEPOSITS

- ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

    TABLE OF CONTENTS


    RYDEX BENCHMARK FUNDS
5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
8   URSA FUND
12  OTC FUND

    RYDEX SECTOR FUNDS
15  COMMON RISK/RETURN INFORMATION
16  BANKING FUND
18  BASIC MATERIALS FUND
20  BIOTECHNOLOGY FUND
22  CONSUMER PRODUCTS FUND
24  ELECTRONICS FUND
26  ENERGY FUND
28  ENERGY SERVICES FUND
32  FINANCIAL SERVICES FUND
34  HEALTH CARE FUND
36  INTERNET FUND
38  LEISURE FUND
40  RETAILING FUND
42  TECHNOLOGY FUND
44  TELECOMMUNICATIONS FUND
46  TRANSPORTATION FUND
48  UTILITIES FUND

    MONEY MARKET FUND
50  U.S. GOVERNMENT MONEY MARKET FUND

52  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

57  INVESTING WITH RYDEX: SHAREHOLDER INFORMATION

66  RYDEX ACCOUNT POLICIES

67  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

67  DIVIDENDS AND DISTRIBUTIONS

68  TAX INFORMATION

69  MANAGEMENT OF THE FUNDS

71  FINANCIAL HIGHLIGHTS

93  BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

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

RYDEX BENCHMARK FUNDS

NOVA FUND

URSA FUND

OTC FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

NOVA FUND (RYNAX)
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents. The Nova Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table on the following page show the performance of the Nova Fund both year by year and as an average over different periods of time. Periods prior to October 15, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus. The performance of Investor Class Shares has been adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

NOVA FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1994         -5.26%
1995         49.73%
1996         26.64%
1997         41.61%
1998         34.35%
1999         23.44%
2000        -19.96%
2001        -22.62%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -21.01%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.45% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.59% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                       AFTER TAXES ON
                                    FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON        AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)
                     ADVISOR           ADVISOR              ADVISOR          S&P 500
                  CLASS SHARES      CLASS SHARES         CLASS SHARES       INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       -22.62%           -22.76%                -13.77%        -13.04%
PAST FIVE YEARS       7.79%             7.61%                  6.32%          9.16%
SINCE INCEPTION      12.87%            12.21%                 10.59%         11.72%
  (07/12/93)(4)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. Advisor Class Shares were offered beginning October 15, 1998.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Nova Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                  .75%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .55%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.55%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.
** This table and the example include both the fees paid by the Fund and the fees of the Nova Master Fund.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $163          $505            $871         $1,898

URSA FUND (RYUAX)
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts, and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Master Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that will affect the value of its shares.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

URSA FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. Periods prior to August 5, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus. The performance of Investor Class Shares has been adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1994          3.26%
1995        -20.61%
1996        -12.51%
1997        -21.37%
1998        -19.57%
1999        -12.89%
2000         16.83%
2001         15.67%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 13.97%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.57% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.19% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                       AFTER TAXES ON
                                     FUND RETURN        DISTRIBUTIONS
                   FUND RETURN      AFTER TAXES ON       AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)
                    ADVISOR            ADVISOR              ADVISOR          S&P 500
                  CLASS SHARES       CLASS SHARES        CLASS SHARES       INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       15.67%             15.49%                9.54%          -13.04%
PAST FIVE YEARS     -5.73%             -5.92%               -4.56%            9.16%
SINCE INCEPTION     -7.56%             -7.82%               -5.77%           11.84%
  (01/07/94)(4)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and Local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. Advisor Class Shares were offered beginning August 5, 1998.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Ursa Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                  .90%
   DISTRIBUTION (12b -1) FEES                                                       .25%
   OTHER EXPENSES                                                                   .70%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.85%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.
** This table and the example include both the fees paid by the Fund and the fees of the Ursa Master Fund.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $194          $601          $1,032         $2,233

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

OTC FUND (RYAOX)
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of the increase in value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investment in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

PERFORMANCE
The bar chart and table on the following page show the performance of the OTC Fund both year by year and as an average over different periods of time. Periods prior to September 22, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus. The performance of Investor Class Shares has been adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

OTC FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1995      43.54%
1996      42.71%
1997      21.23%
1998      85.63%
1999      99.56%
2000     -38.26%
2001     -35.01%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -34.07%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 52.78% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.97% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN       AFTER TAXES ON        AND SALE OF
                 BEFORE TAXES      DISTRIBUTIONS(3)     FUND SHARES(3)
                   ADVISOR             ADVISOR              ADVISOR         NASDAQ 100
                 CLASS SHARES       CLASS SHARES         CLASS SHARES        INDEX(2)
--------------------------------------------------------------------------------------
PAST ONE YEAR      -35.01%             -35.01%             -21.32%           -32.66%
PAST FIVE YEARS     12.50%              12.25%              10.33%            13.94%
SINCE INCEPTION     17.55%              16.88%              14.78%            18.83%
  (02/14/94)(4)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Nasdaq 100 Index(R) is an unmanaged index that is a widely recognized indicator of over-the-counter market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. Advisor Class Shares were offered beginning September 22, 1998.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the OTC Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .75%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .60%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.60%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $168          $521            $898         $1,955

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

RYDEX SECTOR FUNDS

BANKING

BASIC MATERIALS

BIOTECHNOLOGY

CONSUMER PRODUCTS

ELECTRONICS

ENERGY

ENERGY SERVICES

FINANCIAL SERVICES

HEALTH CARE

INTERNET

LEISURE

RETAILING

TECHNOLOGY

TELECOMMUNICATIONS

TRANSPORTATION

UTILITIES

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each sector fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS


EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.


MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

BANKING FUND (RYKAX)
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions which could create exposure to credit losses.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BANKING FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999     -19.12%
2000      15.30%
2001      -2.77%

* The year-to-date return for the period from January 1, 2002 through June 30, 2002 is 9.92%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 21.95% (QUARTER ENDED SEPTEMBER 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -18.44% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)
                     ADVISOR           ADVISOR              ADVISOR          S&P 500
                  CLASS SHARES       CLASS SHARES         CLASS SHARES      INDEX (2)
-------------------------------------------------------------------------------------
PAST ONE YEAR      -2.77%               -4.19%               -1.71%         -13.04%
SINCE INCEPTION    -5.59%               -5.96%               -4.57%           0.95%
  (04/01/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Banking Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .81%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.91%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $201          $620          $1,065         $2,229

BASIC MATERIALS FUND (RYBAX)
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BASIC MATERIALS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999       21.69%
2000      -21.10%
2001       -0.99%

* The year-to-date return for the period from January 1, 2002 through June 30, 2002 is 4.10%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 24.25% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -16.35% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                    FUND RETURN          DISTRIBUTIONS
                   FUND RETURN     AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)
                    ADVISOR           ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES      CLASS SHARES         CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR          -0.99%           -1.44%               -0.60%         -13.04%
SINCE INCEPTION        -9.11%           -9.22%               -7.14%           0.77%
  (04/01/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Basic Materials Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .90%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               2.00%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $210          $648          $1,113         $2,396

BIOTECHNOLOGY FUND (RYOAX)
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.


SMALLER ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.


PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BIOTECHNOLOGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      95.52%
2000      28.00%
2001     -17.29%

* The year-to-date return for the period from January 1, 2002 through June 30, 2002 is -44.13%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 46.14% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -27.38% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                    FUND RETURN          DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS (3)     FUND SHARES (3)
                    ADVISOR           ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES      CLASS SHARES         CLASS SHARES       INDEX (2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -17.29%           -17.29%                -10.53%        -13.04%
SINCE INCEPTION       26.65%            26.62%                 22.43%          0.95%
  (04/01/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Biotechnology Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .62%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.72%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $181          $559            $963         $2,089

CONSUMER PRODUCTS FUND (RYCAX)
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

CONSUMER PRODUCTS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999       1.54%
2000     -13.44%
2001      -2.95%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.47%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.52% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.40% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                    FUND RETURN          DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON          AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)       FUND SHARES(3)
                     ADVISOR         ADVISOR                 ADVISOR        S&P 500
                  CLASS SHARES     CLASS SHARES           CLASS SHARES      INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -2.95%            -3.04%               -1.80%           -13.04%
SINCE INCEPTION      -2.86%            -3.30%               -2.46%            -1.73%
  (08/17/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Consumer Products Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .92%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               2.02%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $212          $655          $1,123         $2,418

ELECTRONICS FUND (RYSAX)
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.


SMALLER ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.


PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

ELECTRONICS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      120.21%
2000      -18.43%
2001      -29.65%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 28.90%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 48.34% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.58% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                         AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                    ADVISOR           ADVISOR               ADVISOR         S&P 500
                  CLASS SHARES      CLASS SHARES          CLASS SHARES      INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       -29.65%            -29.65%              -18.06%          -13.04%
SINCE INCEPTION      13.20%             13.12%               10.87%            0.66%
  (04/02/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) THE S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Electronics Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .65%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.75%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under 5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $184          $569           $979          $2,122

ENERGY FUND (RYEAX)
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

ENERGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      18.02%
2000      22.14%
2001     -13.63%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -3.78%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 11.88% (QUARTER ENDED JUNE 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -12.18% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                     ADVISOR          ADVISOR              ADVISOR           S&P 500
                  CLASS SHARES     CLASS SHARES          CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -13.63%           -13.97%               -8.32%          -13.04%
SINCE INCEPTION        0.97%             0.87%                0.72%            0.79%
  (05/05/98)

1 These figures assume the reinvestment of dividends and capital gains distributions.
2 The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Energy Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .70%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.80%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $189          $585          $1,006         $2,178

ENERGY SERVICES FUND (RYVAX)
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.


SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

ENERGY SERVICES FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of Advisor Class Shares of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999      44.21%
2000      40.40%
2001     -32.14%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -3.01%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.23% (QUARTER ENDED MARCH 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -30.92% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                         AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                     ADVISOR           ADVISOR              ADVISOR          S&P 500
                  CLASS SHARES      CLASS SHARES         CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -32.14%           -32.14%              -19.57%          -13.04%
SINCE INCEPTION       -9.98%            -9.98%               -7.73%            0.66%
  (04/02/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Energy Services Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .87%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.97%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $207          $639          $1,097         $2,364

This page intentionally left blank.

FINANCIAL SERVICES FUND (RYFAX)
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

FINANCIAL SERVICES FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999     -1.46%
2000     21.22%
2001    -13.35%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -0.52%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 22.48% (QUARTER ENDED SEPTEMBER 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -16.84% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON        AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                    ADVISOR           ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES     CLASS SHARES          CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -13.35%          -13.71%               -8.14%           -13.04%
SINCE INCEPTION       -2.11%           -2.24%               -1.74%             0.63%
  (04/06/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Financial Services Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .92%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               2.02%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $212          $655          $1,123         $2,418

HEALTH CARE FUND (RYHAX)
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

HEALTH CARE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999     -13.56%
2000      30.27%
2001     -12.94%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -16.55%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.80% (QUARTER ENDED JUNE 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -14.33% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                     ADVISOR          ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES      CLASS SHARES         CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -12.94%          -12.94%               -7.88%           -13.04%
SINCE INCEPTION        3.48%            3.47%                2.80%             1.01%
  (05/11/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Health Care Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.85%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $194          $601          $1,032         $2,233

INTERNET FUND (RYIAX)
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market and rapid obsolescence of products.


SMALLER AND MEDIUM ISSUER RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.


PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

INTERNET FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

2001     -46.89%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -43.19%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 38.93% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -44.64% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                          FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                     ADVISOR           ADVISOR              ADVISOR           S&P 500
                  CLASS SHARES      CLASS SHARES         CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -46.89%          -46.89%               -28.55%          -13.04%
SINCE INCEPTION      -62.54%          -62.54%               -45.78%          -14.31%
  (06/03/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Internet Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .64%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.74%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $183          $566            $973         $2,111

LEISURE FUND (RYLAX)
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

LEISURE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999       8.36%
2000     -23.02%
2001     -18.04%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.60%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.61% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.02% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                       AFTER TAXES ON
                                    FUND RETURN        DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON        AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)     FUND SHARES(3)
                    ADVISOR           ADVISOR             ADVISOR           S&P 500
                  CLASS SHARES     CLASS SHARES        CLASS SHARES         INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       -18.04%          -18.04%              -10.98%           -13.04%
SINCE INCEPTION      -6.87%           -6.97%               -5.43%             1.65%
  (06/03/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Leisure Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                  1.16%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               2.26%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $237          $731          $1,251         $2,674

RETAILING FUND (RYRAX)
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

RETAILING FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      12.76%
2000     -24.55%
2001       2.58%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -7.18%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 20.72% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.62% (QUARTER ENDED JUNE 30, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                       AFTER TAXES ON
                                    FUND RETURN         DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)     FUND SHARES(3)
                    ADVISOR           ADVISOR              ADVISOR           S&P 500
                  CLASS SHARES     CLASS SHARES          CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR         2.58%            2.58%                 1.57%          -13.04%
SINCE INCEPTION       2.11%            2.02%                 1.66%            0.52%
  (04/21/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Retailing Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .85%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.95%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $205          $633          $1,086         $2,342

TECHNOLOGY FUND (RYTAX)
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies which the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TECHNOLOGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      80.13%
2000     -39.06%
2001     -29.45%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -33.87%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 39.30% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.36% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                    FUND RETURN          DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON          AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)       FUND SHARES(3)
                     ADVISOR          ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES     CLASS SHARES          CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       -29.45%          -29.45%               -17.94%          -13.04%
SINCE INCEPTION       2.36%            2.36%                 1.90%            1.31%
  (04/29/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Technology Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .83%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.93%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
              $203          $626          $1,075         $2,320

TELECOMMUNICATIONS FUND (RYMAX)
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.


SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TELECOMMUNICATIONS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999       57.93%
2000      -39.74%
2001      -46.98%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -44.26%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.59% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -32.94% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                    FUND RETURN         DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)      FUND SHARES(3)
                     ADVISOR          ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES     CLASS SHARES         CLASS SHARES         INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       -46.98%          -47.06%                -28.61%         -13.04%
SINCE INCEPTION     -11.91%          -11.94%                 -9.18%           0.95%
  (04/01/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Telecommunications Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .77%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.87%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
              $196          $607          $1,043         $2,255

TRANSPORTATION FUND (RYPAX)
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TRANSPORTATION FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]


1999      -18.83%
2000       -1.84%
2001       -4.23%


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.16%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.53% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -19.98% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                       AFTER TAXES ON
                                    FUND RETURN         DISTRIBUTIONS
                  FUND RETURN      AFTER TAXES ON        AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)      FUND SHARES(3)
                    ADVISOR           ADVISOR              ADVISOR           S&P 500
                  CLASS SHARES     CLASS SHARES          CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -4.23%           -4.23%                -2.57%          -13.04%
SINCE INCEPTION     -10.98%          -10.98%                -8.50%            0.74%
  (06/09/98)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Transportation Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                  1.13%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               2.23%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
              $234          $721          $1,235         $2,642

UTILITIES FUND (RYAUX)
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will under perform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE
The bar chart and table on the following page show the performance of Advisor Class Shares of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

UTILITIES FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]


2001      -24.71%


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -16.94%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS -0.67% (QUARTER ENDED MARCH 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.41% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                         FUND RETURN
                                                        AFTER TAXES ON
                                    FUND RETURN         DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON          AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)      FUND SHARES(3)
                     ADVISOR          ADVISOR               ADVISOR          S&P 500
                  CLASS SHARES     CLASS SHARES          CLASS SHARES        INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR       -24.71%          -26.40%               -15.02%          -13.04%
SINCE INCEPTION      -6.15%           -7.36%                -5.46%          -14.40%
  (4/3/00)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the Utilities Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .85%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.85%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

             1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
              $194          $601          $1,032         $2,233

U.S. GOVERNMENT MONEY MARKET FUND (RYDXX)
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under SEC rules which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table on the following page show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. Periods prior to April 1, 1998 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus. The performance of Investor Class Shares has been adjusted to reflect Advisor Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT MONEY MARKET FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]


1994      2.73%
1995      4.43%
1996      3.99%
1997      4.09%
1998      4.22%
1999      3.73%
2000      4.91%
2001      2.85%


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.24%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.32% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS 0.27% (QUARTER ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                FUND RETURN        90 DAY
                                               BEFORE TAXES       TREASURY
                                                  ADVISOR         COMPOSITE
                                               CLASS SHARES        INDEX (2)
----------------------------------------------------------------------------
PAST ONE YEAR                                      2.85%            4.46%
past fives years                                   4.08%            5.28%
SINCE INCEPTION (12/03/93)(3)                      3.90%            5.20%


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The 90-Day Treasury Composite Index is an unmanaged index that is a widely recognized indicator of general money market performance.
(3) Inception date reflects commencement of Fund operations. Advisor Class Shares were offered beginning April 1, 1998.

YIELD - Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Advisor Class Shares of the U.S. Government Money Market Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .50%
   DISTRIBUTION (12b-1) FEES                                                        .25%
   OTHER EXPENSES                                                                   .57%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.32%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Advisor Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR       3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
              $139          $431           $745          $1,635

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK


Each Benchmark Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The current benchmark used by each Fund is set forth below:



FUND               BENCHMARK
--------------------------------------------------------------------------------
NOVA FUND          150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND          INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500(R) INDEX

OTC FUND           100% OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)


A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500(R) INDEX. The S&P 500(R) Index is a modified capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("Nasdaq").

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

The Advisor does not engage in temporary defensive investing, keeping each Fund fully invested in all market environments.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. The Nova Fund is invested to achieve returns that exceed the returns of the index underlying its benchmark. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa Fund the Advisor uses short selling techniques to produce returns that move inversely to the performance of its respective index.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization, with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE

As discussed in its "Fund Information" section, the Nova and Ursa Funds now pursue their investment objectives indirectly by investing through what is sometimes referred to as a "master-feeder arrangement." The Nova and Ursa Funds contributed all of their assets and liabilities to the Nova Master and Ursa Master Funds on July 31,2001 and April 3, 2000, respectively, for an interest in the respective "master fund". In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, e.g., the Ursa Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor may choose to discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust determines that doing so would be in the best interests of the shareholders.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's benchmark -- the Nasdaq 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry than a fund that does not concentrate its investments.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, at the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds may invest a percentage of their assets in leveraged instruments such as futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument and for other risk management purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

     FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

     OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

     The risks associated with the Funds' use of futures and options contracts include:
     - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures contracts and options.

     - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

     - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time which is advantageous.

     - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

     - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RATE RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET
FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (OTC AND SECTOR FUNDS) - The normal close of trading of securities listed on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA FUND) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

FOREIGN SECURITIES RISKS (SECTOR FUNDS) - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could affect investments in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies.


SMALLER AND MEDIUM ISSUER RISK (BIOTECHNOLOGY, ELECTRONICS, ENERGY SERVICES, INTERNET, TECHNOLOGY, AND TELECOMMUNICATIONS FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

Advisor Class Shares are offered through authorized securities brokers and other financial professionals.

OPENING YOUR ACCOUNT
You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex Web site -- www.rydexfunds.com. You may also use the Rydex Web site to open certain types of accounts electronically using an e-signature. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your broker will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment amount for Advisor Class Shares is:
- $25,000 for self-directed accounts (including retirement accounts)

- $15,000 for accounts managed by a registered investment advisor

To meet Advisor Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex. There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
- You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

- Attach the title page and signature page of trust documents when establishing a trust account.

- When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

- You must provide a street address (Rydex does not accept P.O. Box only addresses).

- BE SURE TO SIGN YOUR APPLICATION.

BUYING, SELLING AND EXCHANGING FUND SHARES


This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


CALCULATING NAV
The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV. Each fund calculates its NAV by:

- Taking the current market value of its total assets

- Subtracting any liabilities

- Dividing that amount by the total number of shares owned by shareholders.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, subject to the Funds' transaction cut-off times. All share transaction orders must be received by the Funds' transfer agent before the cut-off times below to be processed at that Business Day's NAV. The cut-off times allow the Funds' transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
                FUND                           CUT-OFF TIME (ET)
--------------------------------------------------------------------------------
 All BENCHMARK FUNDS                               3:45 P.M.*
--------------------------------------------------------------------------------
 ALL SECTOR FUNDS                                  3:30 P.M.*
--------------------------------------------------------------------------------
 U.S. GOVERNMENT MONEY MARKET FUND                 3:30 P.M.**
--------------------------------------------------------------------------------

* For Internet transactions in the Benchmark Funds, the cut-off time is 3:50 p.m., Eastern time. For Internet transactions in the Sector Funds, the cut-off time is 3:45 p.m., Eastern time. For more information on Internet transactions, visit www.rydexfunds.com.
** To receive the current Business Day's dividend for the U.S. Government Money Market Fund, the Fund must receive your wire purchase order or exchange request by 3:30 p.m., Eastern Time.

EARLY TRANSACTION CUT-OFF TIMES
On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your shareholder account through your financial intermediary or other securities dealer, you will ordinarily submit your transaction orders through that intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

BUYING FUND SHARES
The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds transaction cut-off times.

PURCHASE PROCEDURES
The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers checks, money orders, bearer bonds, third-party checks or credit card convenience checks. You may buy shares and send your purchase proceeds by any of the methods described below:

--------------------------------------------------------------------------------
                           INITIAL PURCHASE           SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
BY MAIL                Complete the account        Complete the Rydex
                       application that            investment slip included
IRA AND OTHER          corresponds to the type     with your quarterly
RETIREMENT ACCOUNTS    of account you are          statement or send
REQUIRE ADDITIONAL     opening.                    written purchase
PAPERWORK.             - MAKE SURE TO DESIGNATE    instructions that
                         WHICH RYDEX FUND(S) YOU   include:
                         WANT TO PURCHASE.         - YOUR NAME
                       - MAKE SURE YOUR            - YOUR SHAREHOLDER ACCOUNT
                         INVESTMENT MEETS THE        NUMBER
                         ACCOUNT MINIMUM.          - WHICH RYDEX FUND(S) YOU
                                                     WANT TO PURCHASE.

CALL RYDEX
SHAREHOLDER SERVICES          Make your check payable to RYDEX FUNDS.
TO REQUEST A
RETIREMENT ACCOUNT            Your check must be drawn on a U.S. bank
INVESTOR APPLICATION                and payable in U.S. Dollars.
KIT.
                          Include the name of the Rydex Fund(s) you want
                                    to purchase on your check.

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                       PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                  U.S. GOVERNMENT MONEY MARKET FUND.

                       Mail your application and   Mail your written purchase
                       check to:                   instructions and check to:

                       MAILING ADDRESS:
                       Rydex Funds
                       Attn: Ops. Dept.
                       9601 Blackwell Road, Suite 500
                       Rockville, MD 20850

--------------------------------------------------------------------------------
                           INITIAL PURCHASE           SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
BY WIRE
                       Obtain an account number
                       by completing the account
                       application that
RYDEX FAX NUMBER:      corresponds to the type
301.296.5103           of account you are          Be sure to designate in your
                       opening. Then, fax or       wire instructions which Rydex
                       mail it to Rydex.           Fund(s) you want to purchase.
                       - MAKE SURE TO DESIGNATE
                         WHICH RYDEX FUND(S) YOU
                         WANT TO PURCHASE.
RYDEX SHAREHOLDER      - MAKE SURE YOUR
SERVICES PHONE           INVESTMENT MEETS THE
NUMBER:                  ACCOUNT MINIMUM.
800.820.0888 OR
301.296.5406

                       To obtain "same-day credit" (to get that Business Day's
                       NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
                       - Account Number
                       - Fund Name
                       - Amount of Wire
                       - Fed Wire Reference Number
                       You will receive a confirmation number to verify that your purchase order has been accepted.

                        IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE PROCESSED
                                   UNTIL THE NEXT BUSINESS DAY.

                       WIRE INSTRUCTIONS:

                       U.S. Bank
                       Cincinnati, OH
                       Routing Number:0420-00013
                       For Account of: Rydex Funds [Advisor Class] Shares Account Number:48038-9030
                       [Your Name]
                       [Your shareholder account number & Fund choice]

                         IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                        PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                  U.S. GOVERNMENT MONEY MARKET FUND.

BY INTERNET
RYDEXPRESS                    FOLLOW THE DIRECTIONS ON THE RYDEX WEB SITE --
INVEST (ACH)                           www.rydexfunds.com

CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:
- if your bank does not honor your check for any reason

- if the transfer agent does not receive your wire transfer

- if the transfer agent does not receive your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

REDEMPTION PROCEDURES
The Funds offer you the option to send redemption orders by:


MAIL         Rydex Funds
             Attn: Ops. Dept.
             9601 Blackwell Road, Suite 500
             Rockville, MD 20850

FAX          301.296.5103
             If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.

TELEPHONE    800.820.0888 or 301.296.5406

Whether you transmit your redemption order by mail, fax, or telephone, you must include the following information in your redemption order:

- your name

- your shareholder account number

- Fund name(s)

- dollar amount or number of shares you would like to sell

- whether you want you sale proceeds sent to you by check, wire or ACH

- signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.


REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax-qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY CHECKWRITING
If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your U.S. Government Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting signature card by calling 800.820.0888 or downloading one from www.rydexfunds.com. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

INVOLUNTARY REDEMPTIONS
Any request for a redemption when your account balance is below the currently applicable account minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES

Unlike most mutual funds, Rydex offers unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of Advisor Class Shares of any Fund for Advisor Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Funds offer you the option to send exchange requests by:


MAIL            Rydex Funds
                Attn: Ops. Dept.
                9601 Blackwell Road, Suite 500
                Rockville, MD 20850

FAX             301.296.5103
                If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.

TELEPHONE       800.820.0888 or 301.296.5406

INTERNET        www.rydexfunds.com


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

- your name

- your shareholder account number

- Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

- dollar amount, number of shares or percentage of Fund position involved in the exchange

- signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

EXCHANGES WITH THE RYDEX DYNAMIC FUNDS
You may also exchange shares of the U.S. GOVERNMENT MONEY MARKET FUND for any of the Rydex Dynamic Funds, which are separate mutual funds offered through a separate prospectus. If you are contemplating an exchange for shares of the Rydex Dynamic Funds or any other Rydex Fund not described in this prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain prospectuses for any Rydex Fund not described in this prospectus by calling
800.820.0888 or 301.296.5406 or downloading one from the Rydex Web site - www.rydexfunds.com.

RYDEX ACCOUNT POLICIES

LOW BALANCE ACCOUNTS

If, for any reason, your account balance across all Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.


CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk-free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

RYDEXPRESS(TM) CONNECT
RydExpress(TM) Connect offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the Rydex Web site or e-mail. For more information on RydExpress(TM) Connect, please visit the Rydex Web site at www.rydexfunds.com.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:
- $15 for wire transfers of redemption proceeds under $5,000

- $50 on purchase checks returned for insufficient funds

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date

- $15 for standard overnight packages (fee may be higher for special delivery options)

- $25 for bounced draft checks or ACH transactions


- $25 per year for low balance accounts


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Funds have adopted a Distribution and Shareholder Services Plan with respect to Advisor Class Shares that allows the Funds to pay distribution and services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed .25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
- Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends you receive from the Funds will be taxed as ordinary income.

- Any capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

- Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

- Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2001, based on the average daily net assets for each Fund, as set forth below:


FUND                                                           ADVISORY FEE
--------------------------------------------------------------------------------
NOVA*                                                              .75%

URSA*                                                              .90%

OTC                                                                .75%

SECTOR FUNDS                                                       .85%

U.S. GOVERNMENT MONEY MARKET                                       .50%


*    The Advisory Fees paid represent the fees paid at the master fund level.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees which are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Nova Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                      YEAR           YEAR            YEAR         PERIOD
                                                     ENDED          ENDED           ENDED          ENDED
                                                 MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                      2002           2001            2000           1999*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR             $     26.52    $     41.63    $      34.78    $     26.91
                                               -----------    -----------    ------------    -----------
  Net Investment Income (Loss)+                       (.01)           .16             .31           (.11)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                     (1.27)        (15.27)           6.55           8.39
                                               -----------    -----------    ------------    -----------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                         (1.28)        (15.11)           6.86           8.28
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                              (.13)            --            (.01)            --
   Net Realized Capital Gains                           --             --              --           (.41)
                                               -----------    -----------    ------------    -----------
  Net Increase (Decrease) in Net Asset Value         (1.41)        (15.11)           6.85           7.87
                                               -----------    -----------    ------------    -----------
NET ASSET VALUE--END OF YEAR                   $     25.11    $     26.52    $      41.63    $     34.78
                                               ===========    ===========    ============    ===========

TOTAL INVESTMENT RETURN                              (4.87)%       (36.30)%         19.74%         31.03%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                      1.55%++        1.87%           1.71%          1.60%**
  Net Expenses                                        1.55%++        1.87%           1.70%          1.58%**
  Net Investment Income                              (0.02)%         0.45%           0.87%         (0.70)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                           401%           117%            311%           455%
  Net Assets, End of Year (000's omitted)      $    59,375    $    38,184    $    113,248    $    36,187
------------------------------------------------------------------------------------------------------------


+    Calculated using the average daily shares outstanding for the year.
++ Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.
*    Since the commencement of operations: October 15, 1998.
**   Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. For the years ended March 31, 1998 and prior, the Nova Fund typically held most of its investments in options and futures contracts which are deemed short-term securities.

URSA FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Ursa Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                     YEAR            YEAR            YEAR          PERIOD
                                                    ENDED           ENDED           ENDED           ENDED
                                                MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                     2002            2001            2000            1999*
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR             $    10.26    $       7.61    $       8.62    $      10.25
                                               ----------    ------------    ------------    ------------
  Net Investment Income+                              .09             .43             .30             .21
  Net Realized and Unrealized (Gains) Losses
   on Securities                                     (.09)           2.28           (1.25)          (1.81)
                                               ----------    ------------    ------------    ------------
  Net (Increase) Decrease in Net Asset Value
   Resulting from Operations                           --            2.71            (.95)          (1.60)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                             (.04)           (.06)           (.06)           (.03)
   Net Realized Capital Gains                          --              --              --              --
                                               ----------    ------------    ------------    ------------
  Net (Increase) Decrease in Net Asset Value         (.04)           2.65           (1.01)          (1.63)
                                               ----------    ------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                   $    10.22    $      10.26    $       7.61    $       8.62
                                               ==========    ============    ============    ============
TOTAL INVESTMENT RETURN                              0.02%          35.70%         (11.03)%        (15.68)%

RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                     1.85%++         1.86%++         1.84%           1.86%**
  Net Expenses                                       1.85%++         1.86%++         1.83%           1.85%**
  Net Investment Income                              0.87%           4.92%           3.51%           2.96%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                           --              --              --              --
  Net Assets, End of Year (000's omitted)      $    7,036    $      2,860    $      4,553    $      3,073
------------------------------------------------------------------------------------------------------------


+    Calculated using the average daily shares outstanding for the year.
++ Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.
*    Since the commencement of operations: August 5, 1998.
**   Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

OTC FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single OTC Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                          YEAR             YEAR              YEAR          PERIOD
                                                         ENDED            ENDED             ENDED           ENDED
                                                     MARCH 31,        MARCH 31,         MARCH 31,       MARCH 31,
                                                          2002             2001            2000++            1999++*
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $       11.04    $       32.16    $        15.86    $      10.17
                                                 -------------    -------------    --------------    ------------
  Net Investment Loss+                                    (.16)            (.35)             (.33)           (.10)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                          (.91)          (20.60)            16.78            5.88
                                                 -------------    -------------    --------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                             (1.07)          (20.95)            16.45            5.78
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    --               --                --              --
   Net Realized Capital Gains                               --             (.17)             (.15)           (.09)
                                                 -------------    -------------    --------------    ------------
  Net Increase (Decrease) in Net Asset Value             (1.07)          (21.12)            16.30            5.69
                                                 -------------    -------------    --------------    ------------
NET ASSET VALUE--END OF YEAR                     $        9.97    $       11.04    $        32.16    $      15.86
                                                 =============    =============    ==============    ============
TOTAL INVESTMENT RETURN                                  (9.69)%         (65.40)%          104.26%          57.20%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.60%            1.67%             1.62%           1.49%**
  Net Expenses                                            1.60%            1.66%             1.61%           1.47%**
  Net Investment Income (Loss)                           (1.47)%          (1.50)%           (1.47)%         (1.31%)**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               109%             228%              385%            773%
  Net Assets, End of Year (000's omitted)        $      20,837    $      36,836    $      113,948    $      6,893
---------------------------------------------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the year.
++ Per share amounts for the periods ended March 31, 1999 through March 31, 2000 have been restated to reflect a 3:1 stock split effective April 14, 2000.
*    Since the commencement of operations: September 22, 1998.
**   Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

BANKING FUND & BASIC MATERIALS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                    BANKING FUND
-------------------------------------------------------------------------------------------------------------------
                                                          YEAR             YEAR            YEAR           PERIOD
                                                         ENDED            ENDED           ENDED            ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,        MARCH 31,
                                                          2002             2001            2000            1999*
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $        8.13    $        7.24   $        8.74    $       10.00
                                                 -------------    -------------   -------------    -------------
  Net Investment Income (Loss)+                            .08              .13             .01              .03
  Net Realized and Unrealized Gains (Losses)
   on Securities                                           .49              .76           (1.51)           (1.29)
                                                 -------------    -------------   -------------    -------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                               .57              .89           (1.50)           (1.26)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                  (.29)              --              --               --
   Net Realized Capital Gains                               --               --              --               --
                                                 -------------    -------------   -------------    -------------
  Net Increase (Decrease) in Net Asset Value               .28              .89           (1.50)           (1.26)
                                                 -------------    -------------   -------------    -------------
NET ASSET VALUE--END OF YEAR                     $        8.41    $        8.13   $        7.24    $        8.74
                                                 =============    =============   =============    =============
TOTAL INVESTMENT RETURN                                   7.44%           12.29%         (17.16)%         (12.60)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.91%            1.73%           2.06%            2.08%**
  Net Expenses                                            1.91%            1.73%           2.05%            2.08%**
  Net Investment Income (Loss)                            0.95%            1.68%           0.07%            0.28%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             1,292%           1,394%          3,829%          11,211%
  Net Assets, End of Period (000's omitted)      $      23,281    $      20,378   $      17,872    $           2
-------------------------------------------------------------------------------------------------------------------


                                       75

                                                                                           BASIC MATERIALS FUND
-------------------------------------------------------------------------------------------------------------------
                                                           YEAR            YEAR            YEAR          PERIOD
                                                          ENDED           ENDED           ENDED           ENDED
                                                      MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                           2002            2001            2000            1999*
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                $        6.93    $       7.93    $       7.72    $      10.56
                                                  -------------    ------------    ------------    ------------
  Net Investment Income (Loss)+                             .05             .05            (.01)            .13
  Net Realized and Unrealized Gains (Losses)
   on Securities                                           1.08           (1.05)            .22           (2.97)
                                                  -------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                               1.13           (1.00)            .21           (2.84)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   (.09)             --              --              --
   Net Realized Capital Gains                                --              --              --              --
                                                  -------------    ------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value               1.04           (1.00)            .21           (2.84)
                                                  -------------    ------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                      $        7.97    $       6.93    $       7.93    $       7.72
                                                  =============    ============    ============    ============
TOTAL INVESTMENT RETURN                                   16.36%         (12.61)%          2.72%         (26.89)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                           2.00%           2.08%           2.01%           1.96%**
  Net Expenses                                             2.00%           2.07%           2.00%           1.95%**
  Net Investment Income (Loss)                             0.65%           0.71%          (0.10)%          1.25%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              1,523%          2,600%          3,641%          5,704%
  Net Assets, End of Period (000's omitted)       $      30,839    $        238    $      5,082    $        688
-------------------------------------------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: April 1, 1998--Banking Fund; April 14, 1998--Basic Materials Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

BIOTECHNOLOGY FUND & CONSUMER PRODUCTS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                                                              BIOTECHNOLOGY FUND
-------------------------------------------------------------------------------------------------------------------
                                                          YEAR             YEAR             YEAR          PERIOD
                                                         ENDED            ENDED            ENDED           ENDED
                                                     MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,
                                                          2002             2001             2000            1999*
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $       21.25    $       28.46    $       12.66    $      10.00
                                                 -------------    -------------    -------------    ------------
  Net Investment Income (Loss)+                           (.40)            (.49)            (.44)            .18
  Net Realized and Unrealized Gains (Losses)
   on Securities                                          (.49)           (6.72)           16.28            2.48
                                                 -------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              (.89)           (7.21)           15.84            2.66
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    --               --               --              --
   Net Realized Capital Gains                               --               --             (.04)             --
                                                 -------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value              (.89)           (7.21)           15.80            2.66
                                                 -------------    -------------    -------------    ------------
NET ASSET VALUE--END OF YEAR                     $       20.36    $       21.25    $       28.46    $      12.66
                                                 =============    =============    =============    ============
TOTAL INVESTMENT RETURN                                  (4.19)%         (25.33)%         125.34%          26.60%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.72%            1.74%            1.93%           2.16%**
  Net Expenses                                            1.72%            1.73%            1.92%           2.16%**
  Net Investment Loss                                    (1.69)%          (1.68)%          (1.96)%          1.79%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               390%             305%             699%          2,670%
  Net Assets, End of Period (000's omitted)      $      20,931    $      25,739    $      45,757    $      1,838
-------------------------------------------------------------------------------------------------------------------


                                       77

                                                                                           CONSUMER PRODUCTS FUND
---------------------------------------------------------------------------------------------------------------------
                                                           YEAR             YEAR            YEAR           PERIOD
                                                          ENDED            ENDED           ENDED            ENDED
                                                      MARCH 31,        MARCH 31,       MARCH 31,         MARCH 31,
                                                           2002             2001            2000             1999*
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                $        7.08    $        7.50    $       9.70    $        8.73
                                                  -------------    -------------    ------------    -------------
  Net Investment Income (Loss)+                             .01               --            (0.8)            (.08)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                           1.16             (.42)          (1.77)            1.05
                                                  -------------    -------------    ------------    -------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                               1.17             (.42)          (1.85)             .97
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   (.02)              --              --               --
   Net Realized Capital Gains                                --               --            (.35)              --
                                                  -------------    -------------    ------------    -------------
  Net Increase (Decrease) in Net Asset Value               1.15             (.42)          (2.20)             .97
                                                  -------------    -------------    ------------    -------------
NET ASSET VALUE--END OF YEAR                      $        8.23    $        7.08    $       7.50    $        9.70
                                                  =============    =============    ============    =============
TOTAL INVESTMENT RETURN                                   16.52%           (5.60)%        (19.76)%          11.11%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                           2.02%            1.85%           2.13%            2.05%**
  Net Expenses                                             2.02%            1.84%           2.13%            2.04%**
  Net Investment Loss                                      0.18%            0.02%          (1.01)%          (1.38)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                890%           1,907%          5,466%           1,255%
  Net Assets, End of Period (000's omitted)       $      33,201    $      18,104    $      3,135    $      20,952
---------------------------------------------------------------------------------------------------------------------


+    Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: April 1, 1998--Biotechnology Fund and August 17, 1998--Consumer Products Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

ELECTRONICS FUND & ENERGY FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                              ELECTRONICS FUND
------------------------------------------------------------------------------------------------------------------
                                                         YEAR            YEAR             YEAR          PERIOD
                                                        ENDED           ENDED            ENDED           ENDED
                                                    MARCH 31,       MARCH 31,        MARCH 31,       MARCH 31,
                                                         2002            2001             2000            1999*
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $      16.28    $      39.66    $       13.96    $       9.98
                                                 ------------    ------------    -------------    ------------
  Net Investment Income (Loss)+                          (.26)           (.58)            (.35)           (.23)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                          .60          (22.62)           26.05            4.21
                                                 ------------    ------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              .34          (23.20)           25.70            3.98
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   --              --               --              --
   Net Realized Capital Gains                              --            (.18)              --              --
                                                 ------------    ------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value              .34          (23.38)           25.70            3.98
                                                 ------------    ------------    -------------    ------------
NET ASSET VALUE--END OF YEAR                     $      16.62    $      16.28    $       39.66    $      13.96
                                                 ============    ============    =============    ============
TOTAL INVESTMENT RETURN                                  2.09%         (58.68)%         184.10%          39.88%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.75%           1.87%            1.76%           2.05%**
  Net Expenses                                           1.75%           1.86%            1.75%           2.04%**
  Net Investment Income (Loss)                          (1.50)%         (1.74)%          (1.51)%         (1.86)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            1,279%            705%           1,162%          3,011%
  Net Assets, End of Period (000's omitted)      $      9,528    $      7,325    $      25,034    $      4,024
------------------------------------------------------------------------------------------------------------------


                                       79

                                                                                                  ENERGY FUND
-----------------------------------------------------------------------------------------------------------------
                                                          YEAR            YEAR            YEAR         PERIOD
                                                         ENDED           ENDED           ENDED          ENDED
                                                     MARCH 31,       MARCH 31,       MARCH 31,      MARCH 31,
                                                          2002            2001            2000           1999*
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                $      11.33    $      10.84    $       9.01   $      10.07
                                                  ------------    ------------    ------------   ------------
  Net Investment Income (Loss)+                            .05            (.03)            .15           (.14)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                          (.19)            .52            1.68           (.92)
                                                  ------------    ------------    ------------   ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              (.14)            .49            1.83          (1.06)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                  (.10)             --              --             --
   Net Realized Capital Gains                               --              --              --             --
                                                  ------------    ------------    ------------   ------------
  Net Increase (Decrease) in Net Asset Value              (.24)            .49            1.83          (1.06)
                                                  ------------    ------------    ------------   ------------
NET ASSET VALUE--END OF YEAR                      $      11.09    $      11.33    $      10.84   $       9.01
                                                  ============    ============    ============   ============
TOTAL INVESTMENT RETURN                                  (1.14)%          4.52%          20.31%        (10.53)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.80%           2.11%           2.06%          1.99%**
  Net Expenses                                            1.80%           2.11%           2.05%          1.98%**
  Net Investment Income (Loss)                            0.42%          (0.26)%          1.45%         (1.75)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             1,502%          1,707%          2,854%         6,070%
  Net Assets, End of Period (000's omitted)       $      9,621    $      4,269    $      4,432   $        609
-----------------------------------------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: April 2, 1998--Electronics Fund; May 5, 1998--Energy Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

ENERGY SERVICES FUND & FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                                                            ENERGY SERVICES FUND
--------------------------------------------------------------------------------------------------------------------
                                                          YEAR            YEAR             YEAR           PERIOD
                                                         ENDED           ENDED            ENDED            ENDED
                                                     MARCH 31,       MARCH 31,        MARCH 31,        MARCH 31,
                                                          2002            2001             2000             1999*
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $        8.99    $       9.23    $        6.01    $        9.86
                                                 -------------    ------------    -------------    -------------
  Net Investment Income (Loss)+                           (.09)           (.11)            (.11)            (.09)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                         (1.54)           (.13)            3.33            (3.76)
                                                 -------------    ------------    -------------    -------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                             (1.63)           (.24)            3.22            (3.85)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    --              --               --               --
   Net Realized Capital Gains                               --              --               --               --
                                                 -------------    ------------    -------------    -------------
  Net Increase (Decrease) in Net Asset Value             (1.63)           (.24)            3.22            (3.85)
                                                 -------------    ------------    -------------    -------------
NET ASSET VALUE--END OF YEAR                     $        7.36    $       8.99    $        9.23    $        6.01
                                                 =============    ============    =============    =============
TOTAL INVESTMENT RETURN                                 (18.13)%         (2.60)%          53.58%          (39.05)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.97%           1.74%            2.20%            2.05%**
  Net Expenses                                            1.97%           1.73%            2.20%            2.04%**
  Net Investment Income (Loss)                           (1.21)%         (1.17)%          (1.49)%          (1.66)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               949%            944%           1,794%           3,170%
  Net Assets, End of Period (000's omitted)      $      22,051    $      2,879    $      34,524    $      22,323
--------------------------------------------------------------------------------------------------------------------


                                       81

                                                                                            FINANCIAL SERVICES FUND
-----------------------------------------------------------------------------------------------------------------------
                                                            YEAR             YEAR             YEAR           PERIOD
                                                           ENDED            ENDED            ENDED            ENDED
                                                       MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                            2002             2001             2000             1999*
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                 $        9.89    $        9.42   $         9.95    $       10.47
                                                   -------------    -------------   --------------    -------------
  Net Investment Income (Loss)+                             (.01)             .01             (.05)            (.05)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                             .30              .46             (.47)            (.47)
                                                   -------------    -------------   --------------    -------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                 .29              .47             (.52)            (.52)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    (.10)              --               --               --
   Net Realized Capital Gains                                 --               --             (.01)              --
                                                   -------------    -------------   --------------    -------------
  Net Increase (Decrease) in Net Asset Value                 .19              .47             (.53)            (.52)
                                                   -------------    -------------   --------------    -------------
NET ASSET VALUE--END OF YEAR                       $       10.08    $        9.89   $         9.42    $        9.95
                                                   =============    =============   ==============    =============
TOTAL INVESTMENT RETURN                                     3.02%            4.99%           (5.19)%          (4.97)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                            2.02%            1.74%            2.29%            2.13%**
  Net Expenses                                              2.02%            1.73%            2.28%            2.12%**
  Net Investment Income (Loss)                             (0.08)%           0.05%           (0.64)%          (0.60)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               1,110%           1,271%           2,770%           7,269%
  Net Assets, End of Period (000's omitted)        $      40,968    $      30,627   $      129,760    $      21,387
-----------------------------------------------------------------------------------------------------------------------


+    Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: April 2, 1998--Energy Services Fund and April 6, 1998--Financial Services Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

HEALTH CARE FUND & INTERNET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                               HEALTH CARE FUND
-------------------------------------------------------------------------------------------------------------------
                                                          YEAR             YEAR            YEAR          PERIOD
                                                         ENDED            ENDED           ENDED           ENDED
                                                     MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,
                                                          2002             2001            2000            1999*
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $       11.06    $       10.12    $      11.37    $       9.93
                                                 -------------    -------------    ------------    ------------
  Net Investment Loss+                                    (.09)            (.11)           (.15)           (.18)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                           .14             1.05           (1.09)           1.62
                                                 -------------    -------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                               .05              .94           (1.24)           1.44
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    --               --              --              --
   Net Realized Capital Gains                               --               --            (.01)             --
                                                 -------------    -------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value               .05              .94           (1.25)           1.44
                                                 -------------    -------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                     $       11.11    $       11.06    $      10.12    $      11.37
                                                 =============    =============    ============    ============
TOTAL INVESTMENT RETURN                                   0.45%            9.29%         (10.95)%         14.50%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.85%            2.05%           2.16%           2.24%**
  Net Expenses                                            1.85%            2.04%           2.15%           2.23%**
  Net Investment Loss                                    (0.81)%          (0.98)%         (1.51)%         (1.96)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                               936%           1,399%          4,850%          4,465%
  Net Assets, End of Period (000's omitted)      $      29,504    $      24,444    $      1,741    $         24
-------------------------------------------------------------------------------------------------------------------


                                       83

                                                                  INTERNET FUND
-----------------------------------------------------------------------------------
                                                           YEAR          PERIOD
                                                          ENDED           ENDED
                                                      MARCH 31,       MARCH 31,
                                                           2002            2001++*
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                 $      41.60    $     200.00
                                                   ------------    ------------
  Net Investment Loss+                                     (.64)          (2.80)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                         (10.78)        (155.60)
                                                   ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                             (11.42)        (158.40)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                     --              --
   Net Realized Capital Gains                                --              --
                                                   ------------    ------------
  Net Increase (Decrease) in Net Asset Value             (11.42)        (158.40)
                                                   ------------    ------------
NET ASSET VALUE--END OF YEAR                       $      30.18    $      41.60
                                                   ============    ============
TOTAL INVESTMENT RETURN                                  (27.45)%        (79.20)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                           1.74%           2.09%**
  Net Expenses                                             1.74%           2.08%**
  Net Investment Loss                                     (1.68)%         (2.00)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              2,186%          1,937%
  Net Assets, End of Period (000's omitted)        $        396    $        201
-----------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the period.
++ Per share amounts for period ended March 31, 2001 have been restated to reflect a 1:20 reverse stock split effective April 20, 2001.
* Since the commencement of operations: May 11, 1998--Health Care Fund; April 6, 2000--Internet Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

LEISURE FUND & RETAILING FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                        LEISURE FUND
------------------------------------------------------------------------------------------------------------------------
                                                              YEAR             YEAR             YEAR          PERIOD
                                                             ENDED            ENDED            ENDED           ENDED
                                                         MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,
                                                              2002             2001             2000            1999*
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                    $       8.31    $       10.94    $       11.16    $       9.35
                                                      ------------    -------------    -------------    ------------
  Net Investment Income (Loss)+                               (.17)            (.17)            (.14)           (.12)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                              (.36)           (2.46)             .02            1.93
                                                      ------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                  (.53)           (2.63)            (.12)           1.81
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                        --               --               --              --
   Net Realized Capital Gains                                   --               --             (.10)             --
                                                      ------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value                  (.53)           (2.63)            (.22)           1.81
                                                      ------------    -------------    -------------    ------------
NET ASSET VALUE--END OF YEAR                          $       7.78    $        8.31    $       10.94    $      11.16
                                                      ============    =============    =============    ============
TOTAL INVESTMENT RETURN                                      (6.38)%         (24.04)%          (1.06)%         19.36%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                              2.26%            2.08%            2.08%           2.23%**
  Net Expenses                                                2.26%            2.07%            2.08%           2.22%**
  Net Investment Income (Loss)                               (2.05)%          (1.77)%          (1.32)%         (1.95)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 2,609%           2,756%           5,734%          5,581%
  Net Assets, End of Period (000's omitted)           $      9,324    $      18,299    $      18,559    $          8
------------------------------------------------------------------------------------------------------------------------


                                       85

                                                                                                         RETAILING FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR             YEAR             YEAR          PERIOD
                                                                ENDED            ENDED            ENDED           ENDED
                                                            MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,
                                                                 2002             2001             2000            1999*
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                      $       10.17    $       13.18    $       13.50    $      10.01
                                                        -------------    -------------    -------------    ------------
  Net Investment Income (Loss)+                                  (.15)            (.16)            (.33)           (.15)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                                  .92            (2.85)             .12            3.64
                                                        -------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                      .77            (3.01)            (.21)           3.49
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                           --               --               --              --
   Net Realized Capital Gains                                      --               --             (.11)             --
                                                        -------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value                     (.77)           (3.01)            (.32)           3.49
                                                        -------------    -------------    -------------    ------------
NET ASSET VALUE--END OF YEAR                            $       10.94    $       10.17    $       13.18    $      13.50
                                                        =============    =============    =============    ============
TOTAL INVESTMENT RETURN                                          7.57%          (22.84)%          (1.52)%         34.87%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                 1.95%            2.10%            2.10%           1.95%**
  Net Expenses                                                   1.95%            2.09%            2.09%           1.94%**
  Net Investment Income (Loss)                                  (1.40)%          (1.49)%          (2.69)%         (1.37)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                    2,030%           3,062%           2,537%          3,243%
  Net Assets, End of Period (000's omitted)             $      37,690    $      11,286    $      91,740    $        337
---------------------------------------------------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: June 3, 1998--Leisure Fund and April 21, 1998--Retailing Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                          YEAR             YEAR             YEAR          PERIOD
                                                         ENDED            ENDED            ENDED           ENDED
                                                     MARCH 31,        MARCH 31,        MARCH 31,       MARCH 31,
                                                          2002             2001             2000            1999*
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $       12.49    $       31.20    $       16.90    $      10.84
                                                 -------------    -------------    -------------    ------------
  Net Investment Income (Loss)+                           (.20)            (.31)            (.37)           (.20)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                         (1.52)          (18.40)           14.67            6.26
                                                 -------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                             (1.72)          (18.71)           14.30            6.06
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                    --               --               --              --
   Net Realized Capital Gains                               --               --               --              --
                                                 -------------    -------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value             (1.72)          (18.71)           14.30            6.06
                                                 -------------    -------------    -------------    ------------
NET ASSET VALUE--END OF YEAR                     $       10.77    $       12.49    $       31.20    $      16.90
                                                 =============    =============    =============    ============
TOTAL INVESTMENT RETURN                                 (13.77)%         (59.97)%          84.62%          55.90%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                          1.93%            1.81%            1.89%           2.18%**
  Net Expenses                                            1.93%            1.81%            1.89%           2.17%**
  Net Investment Income (Loss)                           (1.69)%          (1.48)%          (1.60)%         (1.78)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             1,017%           2,202%           4,929%          4,598%
  Net Assets, End of Period (000's omitted)      $      25,769    $      20,450    $      32,537    $      2,269
--------------------------------------------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the period.
*    Since the commencement of operations: April 29, 1998--Technology Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

This page is intentionally left blank.

TELECOMMUNICATIONS FUND & TRANSPORTATION FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                    TELECOMMUNICATIONS FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR             YEAR            YEAR          PERIOD
                                                                     ENDED            ENDED           ENDED           ENDED
                                                                 MARCH 31,        MARCH 31,       MARCH 31,       MARCH 31,
                                                                      2002             2001            2000            1999*
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                            $       7.86    $       20.13    $      12.91    $      10.00
                                                              ------------    -------------    ------------    ------------
  Net Investment Loss+                                                (.02)            (.18)           (.19)           (.03)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                                     (2.89)          (12.09)           7.42            2.94
                                                              ------------    -------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                         (2.91)          (12.27)           7.23            2.91
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                                --               --              --              --
   Net Realized Capital Gains                                         (.03)              --            (.01)             --
                                                              ------------    -------------    ------------    ------------
  Net Increase (Decrease) in Net Asset Value                         (2.94)          (12.27)           7.22            2.91
                                                              ------------    -------------    ------------    ------------
NET ASSET VALUE--END OF YEAR                                  $       4.92    $        7.86    $      20.13    $      12.91
                                                              ============    =============    ============    ============
TOTAL INVESTMENT RETURN                                             (37.16)%         (60.95)%         55.98%          29.10%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                      1.87%            1.87%           2.05%           2.35%**
  Net Expenses                                                        1.87%            1.86%           2.05%           2.34%**
  Net Investment Loss                                                (0.29)%          (1.24)%         (1.14)%         (0.27)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                         1,192%           1,273%          1,555%          2,788%
  Net Assets, End of Period (000's omitted)                   $        931    $      19,154    $      3,449    $      1,929
-------------------------------------------------------------------------------------------------------------------------------


                                       89

                                                                                                        TRANSPORTATION FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR            YEAR             YEAR          PERIOD
                                                                      ENDED           ENDED            ENDED           ENDED
                                                                  MARCH 31,       MARCH 31,        MARCH 31,       MARCH 31,
                                                                       2002            2001             2000            1999*
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                            $        6.19    $       6.16    $        7.95    $       9.26
                                                              -------------    ------------    -------------    ------------
  Net Investment Loss+                                                 (.07)           (.01)              --            (.10)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                                        .54             .04            (1.79)          (1.21)
                                                              -------------    ------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                                            .47             .03            (1.79)          (1.31)
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                                 --              --               --              --
   Net Realized Capital Gains                                            --              --               --              --
                                                              -------------    ------------    -------------    ------------
  Net Increase (Decrease) in Net Asset Value                            .47             .03            (1.79)          (1.31)
                                                              -------------    ------------    -------------    ------------
NET ASSET VALUE--END OF YEAR                                  $        6.66    $       6.19    $        6.16    $       7.95
                                                              =============    ============    =============    ============
TOTAL INVESTMENT RETURN                                                7.59%           0.49%          (22.52)%        (14.15)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                       2.23%           2.08%            1.34%           2.08%**
  Net Expenses                                                         2.23%           2.08%            1.33%           2.07%**
  Net Investment Loss                                                 (1.16)%         (0.16)%          (0.08)%         (1.38)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                          1,704%          1,293%           1,970%          7,583%
  Net Assets, End of Period (000's omitted)                   $      23,807    $        233    $      87,189    $          4
--------------------------------------------------------------------------------------------------------------------------------

+    Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: April 1, 1998--Telecommunications Fund; June 9, 1998--Transportation Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

UTILITIES FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Sector Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.



--------------------------------------------------------------------------------
                                                         YEAR            PERIOD
                                                        ENDED             ENDED
                                                    MARCH 31,         MARCH 31,
                                                         2002              2001*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $      11.81    $        10.00
                                                 ------------    --------------
  Net Investment Income+                                  .12               .12
  Net Realized and Unrealized Gains (Losses)
   on Securities                                        (3.00)             1.69
                                                 ------------    --------------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            (2.88)             1.81
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                 (.52)               --
   Net Realized Capital Gains                              --                --
                                                 ------------    --------------
  Net Increase (Decrease) in Net Asset Value            (3.40)             1.81
                                                 ------------    --------------
NET ASSET VALUE--END OF PERIOD                   $       8.41    $        11.81
                                                 ============    ==============
TOTAL INVESTMENT RETURN                                (24.47)%           18.10%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.85%             2.09%**
  Net Expenses                                           1.85%             2.08%**
  Net Investment Loss                                    1.15%             1.03%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            2,418%            1.591%
  Net Assets, End of Period (000's omitted)      $      6,053    $       14,360
-------------------------------------------------------------------------------


+    Calculated using the average daily shares outstanding for the period.
*    Since the commencement of operations: April 3, 2000--Utilities Fund.
**   Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

This page is intentionally left blank.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single U.S. Money Market Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                           YEAR              YEAR              YEAR            PERIOD
                                                          ENDED             ENDED             ENDED             ENDED
                                                      MARCH 31,         MARCH 31,         MARCH 31,         MARCH 31,
                                                           2002              2001              2000              1999*
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $         1.00    $         1.00    $         1.00    $         1.00
                                                 --------------    --------------    --------------    --------------
  Net Investment Income+                                    .02               .05               .04               .04
  Net Realized and Unrealized Gains (Losses)
   on Securities                                             --                --                --                --
                                                 --------------    --------------    --------------    --------------
  Net Increase in Net Asset Value
   Resulting from Operations                                .02               .05               .04               .04
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                                   (.02)             (.05)             (.04)             (.04)
   Net Realized Capital Gains                                --                --                --                --
                                                 --------------    --------------    --------------    --------------
  Net Increase in Net Asset Value                            --                --                --                --
                                                 --------------    --------------    --------------    --------------
NET ASSET VALUE--END OF YEAR                     $         1.00    $         1.00    $         1.00    $         1.00
                                                 ==============    ==============    ==============    ==============
TOTAL INVESTMENT RETURN                                    1.84%             4.99%             3.94%             4.02%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                           1.32%             1.34%             1.41%             1.34%**
  Net Expenses                                             1.32%             1.34%             1.40%             1.33%**
  Net Investment Income                                    1.87%             4.87%             3.85%             3.83%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                 --                --                --                --
  Net Assets, End of  Year (000's omitted)       $      371,356    $      451,796    $      212,181    $      321,581
------------------------------------------------------------------------------------------------------------------------


+    Calculated using the average daily shares outstanding for the year.
*    Since the commencement of operations: April 1, 1998.
**   Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having maturity dates of less than one year.

BENCHMARK INFORMATION


STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN ANY RYDEX FUND;


- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;


- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDEXES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDEXES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN.


FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;


- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING THE CALCULATION OF NAV;


- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.


"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400" AND "S&P MIDCAP 400" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX GLOBAL ADVISORS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                       BC

Additional information about the Funds is included in a Statement of Additional Information dated August 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission. Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-7584.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS


[RYDEX FUNDS LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
WWW.RYDEXFUNDS.COM


                                                                    RFSAP-1-8/02

THE RYDEX SERIES FUNDS

PROSPECTUS

C CLASS SHARES

AUGUST 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS
MEDIUS
MEKROS
U.S. GOVERNMENT BOND
JUNO
LARGE-CAP EUROPE
LARGE-CAP JAPAN

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

MONEY MARKET FUND

U.S. GOVERNMENT MONEY MARKET


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS LOGO]

C CLASS SHARES
RYDEX SERIES FUNDS

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100


BENCHMARK FUNDS

SECTOR FUNDS

MONEY MARKET FUND


Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds") which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Medius Fund, Mekros Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund

SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund

MONEY MARKET FUND - U.S. Government Money Market Fund


C Class Shares of the Funds are sold primarily through broker-dealers and other financial institutions ("intermediaries") whose clients take part in certain strategic and tactical asset-allocation investment programs or whose investment strategy includes index-based mutual funds. Investors may exchange and redeem shares of the Funds through the Rydex Internet Web site -- www.rydexfunds.com -- and over the phone.


RISKS OF INVESTING IN THE FUNDS
The value of the Funds may fluctuate. In addition, Fund shares:

-  MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

-  ARE NOT FEDERALLY INSURED

-  ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

-  ARE NOT BANK DEPOSITS

-  ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

     TABLE OF CONTENTS


      BENCHMARK FUNDS
 5    COMMON RISK/RETURN INFORMATION
 6    NOVA FUND
 9    URSA FUND
 12   OTC FUND
 15   ARKTOS FUND
 19   MEDIUS FUND
 22   MEKROS FUND
 26   U.S. GOVERNMENT BOND FUND
 29   JUNO FUND
 32   LARGE-CAP EUROPE FUND
 36   LARGE-CAP JAPAN FUND

      SECTOR FUNDS
 41   COMMON RISK/RETURN INFORMATION
 42   BANKING FUND
 45   BASIC MATERIALS FUND
 48   BIOTECHNOLOGY FUND
 51   CONSUMER PRODUCTS FUND
 54   ELECTRONICS FUND
 57   ENERGY FUND
 60   ENERGY SERVICES FUND
 63   FINANCIAL SERVICES FUND
 66   HEALTH CARE FUND
 69   INTERNET FUND
 72   LEISURE FUND
 75   PRECIOUS METALS FUND
 78   RETAILING FUND
 81   TECHNOLOGY FUND
 84   TELECOMMUNICATIONS FUND
 87   TRANSPORTATION FUND
 90   UTILITIES FUND

      MONEY MARKET FUND
 93   U.S. GOVERNMENT MONEY MARKET FUND

 96   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

103   INVESTING WITH RYDEX: SHAREHOLDER INFORMATION

106   SALES CHARGES

113   RYDEX ACCOUNT POLICIES

114   DIVIDENDS AND DISTRIBUTIONS

114   TAX INFORMATION

116   MANAGEMENT OF THE FUNDS

118   FINANCIAL HIGHLIGHTS

138   BENCHMARK INFORMATION

BC    ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS


NOVA FUND

URSA FUND

OTC FUND

ARKTOS FUND

MEDIUS FUND

MEKROS FUND

U.S. GOVERNMENT BOND FUND

JUNO FUND

LARGE-CAP EUROPE FUND

LARGE-CAP JAPAN FUND


COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

NOVA FUND(RYNCX)
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective. Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents. The Nova Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Nova Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the

NOVA FUND
FUND PERFORMANCE AND FEE INFORMATION

same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1994     -4.77
1995     50.42
1996     27.29
1997     42.33
1998     35.13
1999     24.00
2000    -19.57
2001    -22.22

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH JUNE 30, 2002 IS -20.78%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.69% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.46% (QUARTER ENDED SEPTEMBER 30, 2001.)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                                FUND RETURN
                                                              AFTER TAXES ON
                                          FUND RETURN          DISTRIBUTIONS
                    FUND RETURN         AFTER TAXES ON          AND SALE OF
                    BEFORE TAXES       DISTRIBUTIONS(3)       FUND SHARES(3)
                      INVESTOR             INVESTOR              INVESTOR          S&P 500
                    CLASS SHARES         CLASS SHARES          CLASS SHARES        INDEX(2)
--------------------------------------------------------------------------------------------
PAST ONE YEAR          -22.22%              -22.36%              -13.53%           -13.04%
PAST FIVE YEARS          8.33%                8.16%                6.79%             9.16%
SINCE INCEPTION         13.44%               12.82%               11.15%            11.72%
  (07/12/93)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 14, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Nova Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                        .75%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .52%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.27%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.
** This table and the example include both the fees paid by the Fund and the fees of the Nova Master Fund.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

NOVA FUND                         1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES AT
   THE END OF THE PERIOD:          $338        $734       $1,256      $2,685
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:       $238        $734       $1,256      $2,685

URSA FUND (RYCUX)
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts, and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Master Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Ursa Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the

URSA FUND
FUND PERFORMANCE AND FEE INFORMATION

same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1995     -20.14
1996     -12.17
1997     -20.98
1998     -19.01
1999     -12.40
2000      17.45
2001      16.33

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 14.35%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.66% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.06% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                              FUND RETURN
                                                            AFTER TAXES ON
                                       FUND RETURN           DISTRIBUTIONS
                     FUND RETURN      AFTER TAXES ON          AND SALE OF
                    BEFORE TAXES     DISTRIBUTIONS(3)       FUND SHARES(3)
                      INVESTOR          INVESTOR               INVESTOR        S&P 500
                    CLASS SHARES      CLASS SHARES           CLASS SHARES      INDEX(2)
---------------------------------------------------------------------------------------
PAST ONE YEAR            16.33%           16.14%                9.94%          -13.04%
PAST FIVE YEARS          -5.19%           -5.38%               -4.16%            9.16%
SINCE INCEPTION          -7.07%           -7.33%               -5.42%           11.84%
  (01/07/94)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 15, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Ursa Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .57%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.47%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.
** This table and the example include both the fees paid by the Fund and the fees of the Ursa Master Fund.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

URSA FUND                          1 YEAR      3 YEARS    5 YEARS     10 YEARS
------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $359        $797      $1,361       $2,893
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $259        $797      $1,361       $2,893

OTC FUND
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.


CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


PERFORMANCE


The bar chart and table on the following page show the performance of Investor Class Shares of the OTC Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

OTC FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1995       44.24
1996       43.46
1997       21.85
1998       86.48
1999      100.64
2000      -37.92
2001      -34.65

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -33.94%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.00% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.77% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                          FUND RETURN
                                                        AFTER TAXES ON
                                      FUND RETURN        DISTRIBUTIONS
                   FUND RETURN      AFTER TAXES ON        AND SALE OF
                   BEFORE TAXES    DISTRIBUTIONS(3)     FUND SHARES(3)
                     INVESTOR          INVESTOR            INVESTOR         NASDAQ 100
                   CLASS SHARES      CLASS SHARES        CLASS SHARES        INDEX(2)
--------------------------------------------------------------------------------------
PAST ONE YEAR          -34.65%         -34.65%             -21.10%           -32.66%
PAST FIVE YEARS         13.08%          12.84%              10.83%            13.94%
SINCE INCEPTION         18.15%          17.48%              15.33%            18.83%
  (02/14/94)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Nasdaq 100 Index(R) is an unmanaged index that is a widely recognized indicator of over-the-counter market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 26, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the OTC Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .75%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .49%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.24%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

OTC FUND                           1 YEAR      3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $335        $724       $1,240      $2,653
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $235        $724       $1,240      $2,653

ARKTOS FUND
FUND INFORMATION

FUND OBJECTIVE
The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Arktos Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts, and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that will affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index's performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index's concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

ARKTOS FUND
FUND INFORMATION

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

ARKTOS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of Investor Class Shares of the Arktos Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999       -54.31
2000        23.53
2001        15.13

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 40.45%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 51.31% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -35.88% (QUARTER ENDED DECEMBER 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                          FUND RETURN
                                                        AFTER TAXES ON
                                       FUND RETURN       DISTRIBUTIONS
                   FUND RETURN       AFTER TAXES ON       AND SALE OF
                   BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)
                     INVESTOR          INVESTOR            INVESTOR           NASDAQ 100
                   CLASS SHARES      CLASS SHARES        CLASS SHARES          INDEX(2)
----------------------------------------------------------------------------------------
PAST ONE YEAR            15.13%         14.70%               9.21%             -32.66%
SINCE INCEPTION         -23.34%        -23.47%             -17.41%               8.32%
   (09/03/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Nasdaq 100 Index(R) is an unmanaged index that is a widely recognized indicator of over-the-counter market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of fund operations. C Class Shares were offered beginning March 7, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Arktos Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b -1) FEES                                    1.00%
   OTHER EXPENSES                                                                         .48%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.38%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.
** This table and the Example below include both the fees paid by the Fund and the fees of the Arktos Master Fund.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Arktos Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

ARKTOS FUND                       1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:        $350        $769       $1,314      $2,800
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:        $250        $769       $1,314      $2,800

MEDIUS FUND (RYDCX)
FUND INFORMATION

FUND OBJECTIVE
The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.


MEDIUM RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MEDIUS FUND
FUND INFORMATION

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

MEDIUS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The Medius Fund commenced operations on August 20, 2001. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Medius Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES                                     1.00%
   OTHER EXPENSES                                                                         .54%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.44%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Medius Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

MEDIUS FUND                       1 YEAR      3 YEARS    5 YEARS     10 YEARS
-----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:        $356        $787       $1,345      $2,862
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:        $256        $787       $1,345      $2,862

MEKROS FUND (RYCMX)
FUND INFORMATION

FUND OBJECTIVE
The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000(R) Index. The investment objective of the fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALLER ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on

MEKROS FUND
FUND INFORMATION

its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

MEKROS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The bar chart and table below show the performance of H Class Shares of the Mekros Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since H Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the H Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

2001     -7.25

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -9.11%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.99% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -30.92% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                         FUND RETURN
                                                        AFTER TAXES ON
                                      FUND RETURN       DISTRIBUTIONS
                    FUND RETURN      AFTER TAXES ON      AND SALE OF
                   BEFORE TAXES     DISTRIBUTIONS(3)    FUND SHARES(3)      RUSSELL 2000
                  H CLASS SHARES     H CLASS SHARES      H CLASS SHARES       INDEX(2)
---------------------------------------------------------------------------------------
PAST ONE YEAR            -7.25%         -7.25%             -4.42%               1.03%
SINCE INCEPTION         -11.73%        -11.73%             -9.36%              -1.16%
  (11/1/00)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Russell 2000 Index(R) is an unmanaged index that is a widely recognized indicator of smaller capitalization companies performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning January 23, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Mekros Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .54%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.44%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Mekros Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

MEKROS FUND                       1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:        $356        $787       $1,345      $2,862
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:        $256        $787       $1,345      $2,862

U.S. GOVERNMENT BOND FUND
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond (e.g., if the Long Treasury Bond goes down by 5%, the value of the Fund's shares should go down by 6% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds and repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the U.S. Government Bond Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT BOND FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1994        -17.96
1995         36.49
1996         -6.89
1997         16.32
1998         15.89
1999        -19.01
2000         21.29
2001          0.80

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 2.39%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.82% (QUARTER ENDED JUNE 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -10.55% (QUARTER ENDED MARCH 31, 1996).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                          FUND RETURN
                                                         AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS       LEHMAN
                   FUND RETURN      AFTER TAXES ON        AND SALE OF       LONG TERM
                   BEFORE TAXES    DISTRIBUTIONS(3)      FUND SHARES(3)     TREASURY
                     INVESTOR          INVESTOR             INVESTOR          BOND
                   CLASS SHARES      CLASS SHARES         CLASS SHARES      INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR            0.80%            -0.91%                0.48%         -1.61%
PAST FIVE YEARS          5.94%             3.94%                3.77%          1.26%
SINCE INCEPTION          4.19%             2.32%                2.39%         -0.25%
  (01/03/94)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Lehman Long Treasury Bond Index is an unmanaged index that is a widely recognized indicator of U.S. Government Bond performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning May 2, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy or hold C Class Shares of the U.S. Government Bond Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .50%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .29%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.79%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the U.S. Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

U.S. GOVERNMENT BOND FUND         1 YEAR    3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $288       $582      $1,000     $2,167
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $188       $582      $1,000     $2,167

JUNO FUND
FUND INFORMATION

FUND OBJECTIVE
The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Juno Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite, its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations. The Juno Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

JUNO FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of Investor Class Shares of the Juno Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1996       8.00
1997      -5.56
1998      -4.58
1999      20.36
2000     -13.74
2001       1.42

* THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -4.66%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 8.77% (QUARTER ENDED MARCH 31, 1996) AND THE LOWEST RETURN FOR A QUARTER WAS -8.24% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                            FUND RETURN
                                                          AFTER TAXES ON
                                       FUND RETURN         DISTRIBUTIONS        LEHMAN
                    FUND RETURN       AFTER TAXES ON        AND SALE OF          LONG
                    BEFORE TAXES    DISTRIBUTIONS(3)       FUND SHARES(3)      TREASURY
                      INVESTOR           INVESTOR            INVESTOR            BOND
                    CLASS SHARES       CLASS SHARES        CLASS SHARES        INDEX(2)
---------------------------------------------------------------------------------------
PAST ONE YEAR             1.42%             1.42%                0.86%          -1.61%
PAST FIVE YEARS          -1.05%            -1.17%               -0.89%           1.26%
SINCE INCEPTION          -1.92%            -2.04%               -1.57%           2.08%
  (03/03/95)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Lehman Long Treasury Bond Index is an unmanaged index that is a widely recognized indicator of U.S. Government Bond performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 28, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Juno Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .57%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.47%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.
** This table and the example include both the fees paid by the Fund and the fees of the Juno Master Fund.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Juno Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

JUNO FUND                         1 YEAR     3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $359       $797      $1,361      $2,893
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $259       $797      $1,361      $2,893

LARGE-CAP EUROPE FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely effect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

PERFORMANCE
The bar chart and table on the following page show the performance of H Class Shares of the Large-Cap Europe Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since H Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the H Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP EUROPE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

2001     -29.67

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -10.84%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.23% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -21.42% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                         FUND RETURN
                                                        AFTER TAXES ON
                                       FUND RETURN       DISTRIBUTIONS        DOW
                     FUND RETURN     AFTER TAXES ON       AND SALE OF        JONES
                    BEFORE TAXES    DISTRIBUTIONS(3)     FUND SHARES(3)      STOXX
                   H CLASS SHARES    H CLASS SHARES      H CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------------
PAST ONE YEAR          -29.67%            -29.67%            -18.07%        -23.00%
SINCE INCEPTION        -24.11%            -24.11%            -18.92%        -17.33%
  (05/08/00)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Dow Jones STOXX 50 Index(SM) is an unmanaged index that is a widely recognized indicator of European stock market performance. Returns reflect no deduction for fees, expenses, or taxes. Stoxx and Dow Jones claim copyright and other proprietary interest in Dow Jones Stoxx 50 Index. The Dow Jones Stoxx 50 Index(SM) and the related trademarks have been licensed for certain purposes by Rydex Series Funds.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning may 10, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Large-Cap Europe Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .79%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.69%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Large-Cap Europe Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

LARGE-CAP EUROPE FUND              1 YEAR    3 YEARS     5 YEARS    10 YEARS
----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $382       $866      $1,475      $3,118
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $282       $866      $1,475      $3,118

LARGE-CAP JAPAN FUND
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely effect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

GEOGRAPHIC CONCENTRATIONS IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

PERFORMANCE
The bar chart and table on the following page show the performance of H Class Shares of the Large-Cap Japan Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since H Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the H Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

LARGE-CAP JAPAN FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

2001    -41.52

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 8.03%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS -2.68% (QUARTER ENDED JUNE 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -23.96% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                           FUND RETURN
                                                         AFTER TAXES ON
                                       FUND RETURN        DISTRIBUTIONS
                     FUND RETURN      AFTER TAXES ON       AND SALE OF
                    BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)     TOPIX 100
                   H CLASS SHARES     H CLASS SHARES      H CLASS SHARES      INDEX(2)
---------------------------------------------------------------------------------------
PAST ONE YEAR            -41.52%           -41.52%              -25.29%        -33.30%
SINCE INCEPTION          -47.68%           -47.68%              -36.33%        -38.38%
  (05/08/00)(4)

(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Topix 100 Index is an unmanaged index that is a widely recognized indicator of Japanese stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 1, 2002.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Large-Cap Japan Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .90%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .30%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.20%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Large-Cap Japan Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

LARGE-CAP JAPAN FUND               1 YEAR    3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $331       $712      $1,219      $2,611
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $231       $712      $1,219      $2,611

This page intentionally left blank.

RYDEX SECTOR FUNDS

BANKING

BASIC MATERIALS

BIOTECHNOLOGY

CONSUMER PRODUCTS

ELECTRONICS

ENERGY

ENERGY SERVICES

FINANCIAL SERVICES

HEALTH CARE

INTERNET

LEISURE

PRECIOUS METALS

RETAILING

TECHNOLOGY

TELECOMMUNICATIONS

TRANSPORTATION

UTILITIES


COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.

PRINCIPAL RISKS
EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

BANKING FUND
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Banking Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BANKING FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999         -18.86
2000          16.32
2001          -2.02

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 10.45%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 22.02% (QUARTER ENDED SEPTEMBER 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -18.20% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                           FUND RETURN
                                                         AFTER TAXES ON
                                       FUND RETURN        DISTRIBUTIONS
                     FUND RETURN     AFTER TAXES ON        AND SALE OF
                    BEFORE TAXES    DISTRIBUTIONS(3)      FUND SHARES(3)
                      INVESTOR          INVESTOR            INVESTOR       S&P 500
                    CLASS SHARES      CLASS SHARES        CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------------
PAST ONE YEAR             -2.02%            -3.42%             -1.25%        -13.04%
SINCE INCEPTION           -5.03%            -5.39%             -4.14%         -0.95%
  (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 30, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Banking Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .55%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.40%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

BANKING FUND                       1 YEAR    3 YEARS    5 YEARS     10 YEARS
----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $352       $775      $1,324      $2,821
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:        $252       $775      $1,324      $2,821

BASIC MATERIALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Basic Materials Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BASIC MATERIALS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          21.90
2000         -20.69
2001          -0.45

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.44%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 24.59% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -16.28% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                         FUND RETURN
                                                        AFTER TAXES ON
                                       FUND RETURN      DISTRIBUTIONS
                     FUND RETURN     AFTER TAXES ON       AND SALE OF
                    BEFORE TAXES     DISTRIBUTIONS(3)    FUND SHARES(3)
                      INVESTOR          INVESTOR           INVESTOR        S&P 500
                    CLASS SHARES      CLASS SHARES       CLASS SHARES      INDEX(2)
-----------------------------------------------------------------------------------
PAST ONE YEAR          -0.45%            -0.90%             -0.28%         -13.04%
SINCE INCEPTION        -7.33%            -7.44%             -5.79%           0.95%
   (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning May 3, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Basic Materials Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b -1) FEES                                    1.00%
   OTHER EXPENSES                                                                         .75%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.60%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Basic Materials Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

BASIC MATERIALS FUND              1 YEAR    3 YEARS    5 YEARS     10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:       $373       $838      $1,428      $3,026
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:       $273       $838      $1,428      $3,026

BIOTECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.


SMALLER ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.


PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Biotechnology Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund

BIOTECHNOLOGY FUND
FUND PERFORMANCE AND FEE INFORMATION

will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999     96.24
2000     28.63
2001    -16.82

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -44.03%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 46.37% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -27.29% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON     AND SALE OF
                 BEFORE TAXES     DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -16.82%          -16.82%           -10.24%       -13.04%
SINCE INCEPTION       27.45%           27.42%            23.18%         0.95%
   (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 30, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Biotechnology Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .53%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.38%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

BIOTECHNOLOGY FUND                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:            $350      $769     $1,314    $2,800
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:            $250      $769     $1,314    $2,800

CONSUMER PRODUCTS FUND
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Consumer Products Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

CONSUMER PRODUCTS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      2.32
2000    -12.91
2001     -2.79

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.66%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.70% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.29% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -2.79%          -2.88%             -1.70%        -13.04%
SINCE INCEPTION      -6.10%          -6.51%             -4.97%         -0.23%
   (07/06/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning July 24, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Consumer Products Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.57%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

CONSUMER PRODUCTS FUND                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:            $370      $828     $1,413    $2,996
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:            $270      $828     $1,413    $2,996

ELECTRONICS FUND
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.


SMALLER ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.


PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Electronics Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are

ELECTRONICS FUND
FUND PERFORMANCE AND FEE INFORMATION

invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999     121.57
2000     -18.00
2001     -29.31

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -28.71%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 48.46% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.56% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -29.31%          -29.31%           -17.85%       -13.04%
SINCE INCEPTION       13.72%           13.64%            11.31%         0.95%
   (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 26, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Electronics Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .64%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.49%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

ELECTRONICS FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:            $361      $803    $1,371    $2,914
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:            $261      $803    $1,371    $2,914

ENERGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Energy Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

ENERGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999     18.68
2000     72.81
2001    -13.12

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -3.53%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 12.01% (QUARTER ENDED JUNE 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -12.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR         INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES     CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -13.12%         -13.45%            -8.01%       -13.04%
SINCE INCEPTION        1.52%           1.41%             1.16%         0.52%
   (04/21/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 19, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Energy Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .66%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.51%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

ENERGY FUND                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
   AT THE END OF THE PERIOD:           $364      $809     $1,382    $2,934
IF YOU DO NOT SELL YOUR SHARES
   AT THE END OF THE PERIOD:           $264      $809     $1,382    $2,934

ENERGY SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.


SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

ENERGY SERVICES FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of Investor Class Shares of the Energy Services Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999     44.83
2000     41.37
2001    -31.79

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -2.96%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.81% (QUARTER ENDED MARCH 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -30.87% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -31.79%         -31.79%            -19.36%       -13.04%
SINCE INCEPTION       -9.91%          -9.91%             -7.69%         0.95%
   (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 30, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Energy Services Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.57%

* The fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

ENERGY FUND                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $370      $828     $1,413    $2,996
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $270      $828     $1,413    $2,996

FINANCIAL SERVICES FUND
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Financial Services Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

FINANCIAL SERVICES FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999     -1.46
2000     21.78
2001    -12.96

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -0.41%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 22.80% (QUARTER ENDED SEPTEMBER 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -16.88% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)  FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -12.96%         -13.32%            -7.90%        -13.04%
SINCE INCEPTION       -0.55%          -0.67%            -0.50%          0.66%
   (04/02/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 19, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Financial Services Fund.

SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)     1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                        .85%
   DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                     1.00%
   OTHER EXPENSES                                                                         .67%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.52%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

FINANCIAL SERVICES FUND               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $365      $813     $1,387    $2,945
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $265      $813     $1,387    $2,945

HEALTH CARE FUND
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Health Care Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

HEALTH CARE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999    -13.06
2000     31.07
2001    -12.58

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -16.30%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.88% (QUARTER ENDED JUNE 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -14.25% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -12.58%         -12.58%            -7.66%        -13.04%
SINCE INCEPTION        3.78%           3.78%             3.05%          0.60%
  (04/17/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning March 30, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Health Care Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .69%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.54%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

HEALTH CARE FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $367      $819     $1,397    $2,965
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $267      $819     $1,397    $2,965

INTERNET FUND
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market and rapid obsolescence of products.


SMALLER AND MEDIUM ISSUER RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.


PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Internet Fund (which are not offered in this Prospectus) both year by

INTERNET FUND
FUND PERFORMANCE AND FEE INFORMATION

year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2000    -46.13

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -43.03%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 39.11% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -44.57% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -46.13%         -46.13%            -28.09%       -13.04%
SINCE INCEPTION      -62.30%         -62.30%            -45.63%       -14.31%
  (04/06/00)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 19, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Internet Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .51%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.36%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

INTERNET FUND                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $348      $762     $1,303    $2,779
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $248      $762     $1,303    $2,779

LEISURE FUND
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Leisure Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

LEISURE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999      9.37
2000    -22.31
2001    -17.54

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.74%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.72% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -35.92% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                    INVESTOR        INVESTOR           INVESTOR       S&P 500
                  CLASS SHARES    CLASS SHARES       CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -17.54%         -17.54%            -10.68%       -13.04%
SINCE INCEPTION       -7.56%          -7.64%             -5.94%         0.95%
  (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning May 3, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Leisure Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .68%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.53%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

LEISURE FUND                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $366       $816      $1,392     $2,955
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $266       $816      $1,392     $2,955

                                       75
PRECIOUS METALS FUND
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:


PRECIOUS METALS CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could effect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PRECIOUS METALS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of Investor Class Shares of the Precious Metals Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1994    -25.44
1995     11.54
1996     -2.62
1997    -37.62
1998    -14.42
1999      0.00
2000    -21.79
2001     18.66

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 37.46%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.23% (QUARTER ENDED MARCH 31, 1996) AND THE LOWEST RETURN FOR A QUARTER WAS -32.91% (QUARTER ENDED DECEMBER 31, 1997).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                 CLASS SHARES      CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR         18.66%          18.35%            11.35%        -13.04%
PAST FIVE YEARS      -13.10%         -13.15%            -9.84%          9.16%
SINCE INCEPTION       -9.97%         -10.04%            -7.31%         11.92%
  (12/01/93)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 27, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Precious Metals Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .75%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .83%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.38%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

PRECIOUS METALS FUND                  1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $350       $769      $1,314      $2,800
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $250       $769      $1,314      $2,800

RETAILING FUND
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Retailing Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

RETAILING FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999     12.91
2000    -24.06
2001      3.23

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -6.89%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 20.89% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.04% (QUARTER ENDED JUNE 30, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                    INVESTOR        INVESTOR          INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES       CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        3.23%           3.23%              1.96%         -13.04%
SINCE INCEPTION      2.51%           2.42%              1.98%           0.95%
  (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts
(4) inception date reflects commencement of Fund operations. C Class Shares were offered beginning May 9, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Retailing Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .85%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.70%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

RETAILING FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $384      $869     $1,480    $3,128
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $284      $869     $1,480    $3,128

TECHNOLOGY FUND
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Technology Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in

TECHNOLOGY FUND
FUND PERFORMANCE AND FEE INFORMATION

the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999     81.16
2000    -38.75
2001    -29.14

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2000 THROUGH JUNE 30, 2002 IS -33.83%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 39.65% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.26% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                    INVESTOR         INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -29.14%         -29.14%            -17.75%       -13.04%
SINCE INCEPTION        5.17%           5.17%              4.19%         0.77%
  (04/14/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 18, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Technology Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .58%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.43%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

TECHNOLOGY FUND                       1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $355      $784     $1,340    $2,852
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $255      $784     $1,340    $2,852

TELECOMMUNICATIONS FUND
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.


SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TELECOMMUNICATIONS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of Investor Class Shares of the Telecommunications Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999     58.59
2000    -39.41
2001    -46.82

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -43.99%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.74% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -32.86% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR          INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -46.82%         -46.90%            -28.51%       -13.04%
SINCE INCEPTION      -11.42%         -11.46%             -8.82%         0.95%
  (04/01/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 18, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Telecommunications Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .58%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.43%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

TELECOMMUNICATIONS FUND               1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $355      $784     $1,340    $2,852
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $255      $784     $1,340    $2,852

TRANSPORTATION FUND
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Transportation Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TRANSPORTATION FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999    -18.36
2000      0.46
2001     -3.48

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.47%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.70% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -19.91% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                    INVESTOR         INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR         -3.48%          -3.48%            -2.12%        -13.04%
SINCE INCEPTION      -11.30%         -11.30%            -8.72%          0.66%
  (04/02/98)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning May 14, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Transportation Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .74%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.59%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Transportation Fund with the cost of investing in other mutual funds

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

TRANSPORTATION FUND                   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $372      $835     $1,423    $3,016
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $272      $835     $1,423    $3,016

UTILITIES FUND
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE
The bar chart and table on the following page show the performance of Investor Class Shares of the Utilities Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the C Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

UTILITIES FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

2000    -24.33

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -16.59%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS -0.59% (QUARTER ENDED MARCH 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.36% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                    INVESTOR        INVESTOR           INVESTOR       S&P 500
                  CLASS SHARES     CLASS SHARES      CLASS SHARES     INDEX(2)
------------------------------------------------------------------------------
PAST ONE YEAR        -24.33%         -26.02%            -14.79%       -13.04%
SINCE INCEPTION       -5.79%          -6.99%             -5.17%       -14.40%
  (04/03/00)(4)


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The S&P 500(R) Index is an unmanaged index that is a widely recognized indicator of general stock market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning April 27, 2001.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Utilities Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .91%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.76%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

UTILITIES FUND                        1 YEAR  3 YEARS   5 YEARS    10 YEARS
---------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $390     $888     $1,511     $3,188
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:            $290     $888     $1,511     $3,188

U.S. GOVERNMENT MONEY MARKET FUND (RYCXX)
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE

The bar chart and table on the following page show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. Periods prior to October 19, 2000 represent the performance of Investor Class Shares of the Fund, which are not offered in this Prospectus. The performance of Investor Class Shares has been adjusted to reflect C Class Shares' higher expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT MONEY MARKET FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]


1994     2.20
1995     3.89
1996     3.46
1997     3.57
1998     3.69
1999     3.22
2000     3.98
2001     2.31



THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.07%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.17% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS ..14% (QUARTER ENDED DECEMBER 31, 2001).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                               FUND RETURN BEFORE TAXES      90 DAY TREASURY
                                    C CLASS SHARES           COMPOSITE INDEX(2)
-------------------------------------------------------------------------------
PAST ONE YEAR                            2.31%                     4.46%
PAST FIVE YEARS                          3.38%                     5.28%
SINCE INCEPTION (12/03/93)(3)            3.25%                     5.25%


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The 90 Day Treasury Composite Index is an unmanaged index that is a widely recognized indicator of general money market performance. Returns reflect no deduction for fees, expenses, or taxes.
(3) Inception date reflects commencement of Fund operations. C Class Shares were offered beginning October 19, 2000.

YIELD - Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the U.S. Government Money Market Fund.

SHAREHOLDER FEES
  MAXIMUM DEFERRED SALES CHARGE (LOAD)* (AS A PERCENTAGE OF INITIAL PURCHASE PRICE)      1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .50%
  DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEES                                      1.00%
  OTHER EXPENSES                                                                          .30%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.80%

* The Fund may impose a wire transfer charge of $15 on certain redemptions under $5,000. The deferred sales charge applies for the first year following purchase.

EXAMPLE
This Example is intended to help you compare the cost of investing in the C Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

U.S. GOVERNMENT MONEY
  MARKET FUND                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------
IF YOU SELL YOUR SHARES
  AT THE END OF THE PERIOD:           $289      $585     $1,006     $2,178
IF YOU DO NOT SELL YOUR SHARES
  AT THE END OF THE PERIOD:           $189      $585     $1,006     $2,178

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

The Nova, Ursa, OTC, Arktos, U.S. Government Bond, and Juno Funds seek to provide investment results that MATCH the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds seek to provide investment results that CORRELATE to the performance of a specific benchmark over time. The current benchmark used by each Fund is set forth below:

FUND                         BENCHMARK
-----------------------------------------------------------------------------------------------
NOVA FUND                    150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE S&P 500(R) INDEX

OTC FUND                     NASDAQ 100 INDEX(R)

ARKTOS FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

MEDIUS FUND                  S&P MIDCAP 400(R) INDEX

MEKROS FUND                  RUSSELL 2000 INDEX(R)

U.S. GOVERNMENT BOND FUND    120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

JUNO FUND                    INVERSE (OPPOSITE) OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

LARGE-CAP EUROPE FUND        DOW JONES STOXX 50 INDEX(SM)

LARGE-CAP JAPAN FUND         TOPIX 100 INDEX

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500(R) INDEX. The S&P 500(R) Index is a modified capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("Nasdaq").

THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation.

RUSSELL 2000 INDEX(R). The Russell 2000 Index(R) is composed of the 2,000 smallest companies in the Russell 3000 Index(R), representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index(R) is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones Stoxx 50 Index(SM) is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, (the "Advisor") develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. Six of the Benchmark Funds, the Nova, Medius, Mekros, U.S. Government Bond, Large-Cap Europe, and Large-Cap Japan Funds, are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, and Juno Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market.

Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE
As discussed in their respective "Fund Information" sections, the Nova, Ursa, Arktos, and Juno Funds pursue their respective investment objectives INDIRECTLY by investing through what is sometimes referred to as a "master-feeder arrangement." The predecessor Nova Fund and predecessor Ursa, Arktos, and Juno Funds were reorganized into this master-feeder structure on July 31, 2001 and on April 3, 2000, respectively. As a result of the reorganization the predecessor Funds contributed all of their assets and liabilities to the master funds in exchange for shares of the new Nova, Ursa, Arktos, and Juno Feeder Funds. In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, e.g., the Ursa Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor manages the investment portfolios of each Fund and its corresponding master fund. Under the master-feeder arrangement, the Advisor has adjusted its fees in order to avoid any "layering" of fees, e.g., each Fund's Total Annual Operating Expenses are no higher as a result of investing through a master-feeder arrangement than they would be if the Funds pursued their investment objectives directly. In addition, the Advisor may choose to discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust's Board of Trustees determines that doing so is in the best interests of shareholders.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND, AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Arktos Fund's benchmark -- the Nasdaq 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

FIXED INCOME RISK (JUNO AND U.S. GOVERNMENT BOND FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error. In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE").

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

SWAP COUNTERPARTY CREDIT RISK (ARKTOS, MEDIUS, MEKROS, LARGE-CAP EUROPE, AND LARGE-CAP JAPAN FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

GEOGRAPHIC CONCENTRATION IN JAPAN RISK (LARGE-CAP JAPAN FUND) - Political and economic conditions and changes in regulatory, tax or economic policy in Japan could significantly affect the market value of Japanese securities. Economic growth is dependent on international trade, reform of the financial services sector and other troubled sectors, and consistent government policy. The risk of concentrating the Large-Cap Japan Fund's investments in a single country - Japan
- is that the country's economy will perform poorly as a whole, and the Fund will be negatively impacted by that poor performance.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, and for other risk management purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

  FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

  OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

  The risks associated with the Funds' use of futures and options contracts include:
  - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.

  - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

  - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

PORTFOLIO TURNOVER RATE RISK (ALL FUNDS EXCEPT AND U.S. GOVERNMENT MONEY MARKET
FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (OTC, ARKTOS, MEDIUS, MEKROS, AND SECTOR FUNDS) - The normal close of trading of securities listed on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, ARKTOS, AND JUNO FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER AND MEDIUM ISSUER RISK (MEDIUS, MEKROS, BIOTECHNOLOGY, ELECTRONICS, ENERGY SERVICES, INTERNET, TECHNOLOGY, AND TELECOMMUNICATIONS FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

C Class Shares are offered exclusively through authorized securities brokers and other financial professionals.

OPENING YOUR ACCOUNT
You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex Web site - www.rydexfunds.com. You may also use the Rydex Web site to open certain types of accounts electronically using an e-signature. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your broker will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment amount for C Class Shares is:
- $1,000 for retirement accounts

- $2,500 for all other accounts

There are no minimum amounts for subsequent investments in the Funds. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION
- You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

- Attach the title page and signature page of trust documents when establishing a trust account.

- When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

- You must provide a street address (Rydex does not accept P.O. Box only addresses)

- BE SURE TO SIGN THE APPLICATION.

BUYING, SELLING AND EXCHANGING FUND SHARES


This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


CALCULATING NAV
The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV. Each Fund calculates its NAV by:
- Taking the current market value of its total assets

- Subtracting any liabilities

- Dividing that amount by the total number of shares owned by shareholders.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, subject to the Funds' transaction cut-off times. All share transaction orders must be received by the Funds' transfer agent before the cut-off times below to be processed at that Business Day's NAV. The cut-off times allow the Funds' transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

                FUND                            CUT-OFF TIME (ET)
-----------------------------------------------------------------
ALL BENCHMARK FUNDS                                3:45 P.M.*
ALL SECTOR FUNDS                                   3:30 P.M.*
U.S. GOVERNMENT MONEY MARKET FUND                  3:30 P.M.**

* For Internet transactions in the Benchmark Funds, the cut-off time is 3:50 p.m., Eastern time. For Internet transactions in the Sector Funds, the cut-off time is 3:45 p.m., Eastern time. For more information on Internet transactions, visit www.rydexfunds.com.
** To receive the current Business Day's dividend for the U.S. Government Money Market Fund, the Fund must receive your wire purchase order or exchange request by 3:30 p.m., Eastern Time.

EARLY TRANSACTION CUT-OFF TIMES
On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES

C Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

WAIVERS OF THE CDSC
If your intermediary has entered into arrangements with the Distributor to forego receipt of the initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C Class Shares. In addition, the CDSC will be waived upon the redemption of C Class Shares:

- Purchased by reinvesting dividends;

- Following the death or disability of a shareholder;

- That, in the aggregate, do not exceed 10% of the initial value of each purchase into the account; and

- Resulting from the Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") applicable to its C Class Shares that allows the Funds to pay annual distribution and service fees up to a total of 1.00% of the Funds' average daily net assets. The annual .25% service fee compensates your financial advisor for providing on-going services to you. The annual .75% distribution fee reimburses Rydex Distributors, Inc. (the "Distributor") for paying your financial advisor an on-going sales commission. The Distributor advances the first year's service and distribution fees. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.

BUYING FUND SHARES

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds transaction cut-off times.

PURCHASE PROCEDURES
The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers checks, money orders, bearer bonds, third-party checks or credit card convenience checks. You may buy shares and send your purchase proceeds by any of the methods described below:

                           INITIAL PURCHASE            SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
BY MAIL                Complete the account          Complete the Rydex
                       application that              investment slip included
IRA AND OTHER          corresponds to the type of    with your quarterly
RETIREMENT ACCOUNTS    account you are opening.      statement or send written
REQUIRE ADDITIONAL     - MAKE SURE TO DESIGNATE      purchase instructions that
PAPERWORK.               WHICH RYDEX FUND(S) YOU     include:
                         WANT TO PURCHASE.           - YOUR NAME
                       - MAKE SURE YOUR INVESTMENT   - YOUR SHAREHOLDER ACCOUNT
                         MEETS THE ACCOUNT             NUMBER
CALL RYDEX               MINIMUM.                    - WHICH RYDEX FUND(S) YOU
SHAREHOLDER SERVICES                                   WANT TO PURCHASE.
TO REQUEST A
RETIREMENT ACCOUNT
INVESTOR APPLICATION
KIT.                          Make your check payable to RYDEX FUNDS.

                             Your check must be drawn on a U.S. bank
                                  and payable in U.S. Dollars.

                            Include the name of the Rydex Fund(s) you want
                                    to purchase on your check.

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                          PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE
                              RYDEX U.S. GOVERNMENT MONEY MARKET FUND.

                       Mail your application and     Mail your written purchase
                       check to:                     instructions and check to:

                       MAILING ADDRESS:

                       Rydex Funds
                       Attn: Ops. Dept.
                       9601 Blackwell Road, Suite 500
                       Rockville, MD 20850

                            INITIAL PURCHASE            SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
BY WIRE                Obtain an account number by
                       completing the account
RYDEX FAX NUMBER:      application that
301.296.5103           corresponds to the type of
                       account you are opening.        Be sure to designate in
                       Then, fax or mail it to         your wire instructions
                       Rydex.                          which Rydex Fund(s) you
RYDEX SHAREHOLDER      - MAKE SURE TO DESIGNATE           want to purchase.
SERVICES PHONE           WHICH RYDEX FUND(S) YOU
NUMBER:                  WANT TO PURCHASE.
800.820.0888 OR        - MAKE SURE YOUR INVESTMENT
301.296.5406             MEETS THE ACCOUNT
                         MINIMUM.

                       To obtain "same-day credit" (to get that Business Day's
                       NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
                       - Account Number
                       - Fund Name
                       - Amount of Wire
                       - Fed Wire Reference Number
                       You will receive a confirmation number to verify that your purchase order has been accepted.
                        IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE PROCESSED
                                     UNTIL THE NEXT BUSINESS DAY.

                       WIRE INSTRUCTIONS:

                       U.S. Bank
                       Cincinnati, OH
                       Routing Number: 0420-00013
                       For Account of: Rydex Funds Investor Class or H Class
                                        Shares
                       Account Number: 48038-9030
                       [Your Name]
                       [Your shareholder account number & Fund choice]

                         IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                        PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                  U.S. GOVERNMENT MONEY MARKET FUND.

BY INTERNET
RYDEXPRESS                  Follow the directions on the Rydex Web site --
INVEST (ACH)                               www.rydexfunds.com

CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:

- If your bank does not honor your check for any reason

- If the transfer agent does not receive your wire transfer

- If the transfer agent does not receive your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV, subject to any applicable CDSC, after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

REDEMPTION PROCEDURES
The Funds offer you the option to send redemption orders by:

               Rydex Funds
MAIL           Attn: Ops. Dept
               9601 Blackwell Road, Suite 500
               Rockville, MD 20850

               301.296.5103
FAX If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.

TELEPHONE      800.820.0888 or 301.296.5406

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

- your name

- your shareholder account number

- Fund name(s)

- dollar amount or number of shares you would like to sell

- whether you want you sale proceeds sent to you by check, wire or ACH

- signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will a receive confirmation number for your redemption. Please retain it for your records.


REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax-qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds, less any applicable CDSC, normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Funds.

REDEEMING SHARES BY CHECKWRITING
If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your U.S. Government Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888 or downloading one from www.rydexfunds.com. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

INVOLUNTARY REDEMPTIONS
Any request for a redemption when your account balance is below the currently applicable account minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES

Unlike most mutual funds, Rydex offers unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of C Class Shares of any Fund for C Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Funds offer you the option to send exchange requests by:

               Rydex Funds
MAIL           Attn: Ops. Dept
               9601 Blackwell Road, Suite 500
               Rockville, MD 20850

               301.296.5103
FAX If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.

TELEPHONE      800.820.0888 or 301.296.5406

INTERNET       www.rydexfunds.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

- your name

- your shareholder account number

- Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

- dollar amount, number of shares or percentage of Fund position involved in the exchange

- signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

EXCHANGES WITH THE RYDEX DYNAMIC FUNDS
You may also exchange shares of the U.S. GOVERNMENT MONEY MARKET FUND for any of the Rydex Dynamic Funds, which are separate mutual funds offered through a separate prospectus. If you are contemplating an exchange for shares of the Rydex Dynamic Funds or any other Rydex Fund not described in this prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain prospectuses for any Rydex Fund not described in this prospectus by calling 800.820.0888 or 301.296.5406 or downloading one from the Rydex Web site -- www.rydexfunds.com.

RYDEX ACCOUNT POLICIES

LOW BALANCE ACCOUNTS

If, for any reason, your account balance across all Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.


CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk-free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

RYDEXPRESS(TM) CONNECT
RydExpress(TM) Connect offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the Rydex Web site or e-mail. For more information on RydExpress(TM) Connect, please visit the Rydex Web site at www.rydexfunds.com.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:
- $15 for wire transfers of redemption proceeds under $5,000

- $50 on purchase checks returned for insufficient funds

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date

- $15 for standard overnight packages (fee may be higher for special delivery options)

- $25 for bounced draft checks or ACH transactions


- $25 per year for low balance accounts


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
- Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends you receive from the Funds will be taxed as ordinary income.

- Any capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

- Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

- Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2002, based on the average daily net assets for each Fund, as set forth below:


FUND                                                             ADVISORY FEE
-----------------------------------------------------------------------------
NOVA*                                                                .75%

URSA*                                                                .90%

OTC                                                                  .75%

ARKTOS*                                                              .90%

MEDIUS                                                               .90%

MEKROS                                                               .90%

U.S. GOVERNMENT BOND                                                 .50%

JUNO*                                                                .90%

LARGE-CAP EUROPE                                                     .90%

LARGE-CAP JAPAN                                                      .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                                .85%

PRECIOUS METALS                                                      .75%

U.S. GOVERNMENT MONEY MARKET                                         .50%


*   The advisory fees paid represent the fees paid at the master fund level.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS
MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Nova Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                              YEAR              PERIOD
                                                                             ENDED               ENDED
                                                                         MARCH 31,           MARCH 31,
                                                                              2002                2001*
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                  $      26.84         $     27.18
                                                                      ------------         -----------
 Net Investment Loss+                                                         (.18)               (.01)
 Net Realized and Unrealized Losses on Securities                            (1.25)               (.33)
                                                                      ------------         -----------
 Net Decrease in Net Asset Value Resulting from Operations                   (1.43)               (.34)
 Distributions to Shareholders from:
  Net Investment Income                                                       (.13)                 --
  Net Realized Capital Gains                                                    --                  --
                                                                      ------------         -----------
 Net Decrease in Net Asset Value                                             (1.56)               (.34)
                                                                      ------------         -----------
NET ASSET VALUE--END OF PERIOD                                        $      25.28         $     26.84
                                                                      ============         ===========
TOTAL INVESTMENT RETURN                                                      (5.37)%             (1.25)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                               2.27%++             1.86%**
 Net Expenses                                                                 2.27%++             1.77%**
 Net Investment Loss                                                         (0.72)%             (0.98)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                    401%                117%
 Net Assets, End of Period (000's omitted)                            $     10,355         $       111
------------------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
++ Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.
*   Commencement of Operations: March 14, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

URSA FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Ursa Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                YEAR           PERIOD
                                                                               ENDED            ENDED
                                                                           MARCH 31,        MARCH 31,
                                                                                2002             2001*
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                      $    10.43       $    10.29
                                                                          ----------       ----------
 Net Investment Income (Loss)+                                                  (.03)             .01
 Net Realized and Unrealized Gains (Losses) on Securities                       (.01)             .13
                                                                          ----------       ----------
 Net Increase (Decrease) in Net Asset Value Resulting from Operations           (.04)             .14
 Distributions to Shareholders from:
  Net Investment Income                                                         (.04)              --
  Net Realized Capital Gains                                                      --               --
                                                                          ----------       ----------
 Net Increase (Decrease) in Net Asset Value                                     (.08)             .14
                                                                          ----------       ----------
NET ASSET VALUE--END OF PERIOD                                            $    10.35       $    10.43
                                                                          ==========       ==========
TOTAL INVESTMENT RETURN                                                        (0.36)%          (1.36)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses++                                                               2.47%            2.15%**
 Net Expenses++                                                                 2.47%            2.15%**
 Net Investment Income (Loss)                                                  (0.34)%           3.04%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                       --               --
 Net Assets, End of Period (000's omitted)                                $    7,007       $       35
------------------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
++ Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.
*   Commencement of Operations: March 15, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity less than one year.

OTC FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single OTC Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                            YEAR          PERIOD
                                                                           ENDED           ENDED
                                                                       MARCH 31,       MARCH 31,
                                                                            2002           2001*
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                 $     11.20     $     11.95
                                                                     -----------     -----------
 Net Investment Loss+                                                       (.21)             --
 Net Realized and Unrealized Losses on Securities                           (.96)           (.75)
                                                                     -----------     -----------
 Net Decrease in Net Asset Value Resulting from Operations                 (1.17)           (.75)
 Distributions to Shareholders from:
  Net Investment Income                                                       --              --
  Net Realized Capital Gains                                                  --              --
                                                                     -----------     -----------
 Net Decrease in Net Asset Value                                           (1.17)           (.75)
                                                                     -----------     -----------
NET ASSET VALUE--END OF PERIOD                                       $     10.03     $     11.20
                                                                     ===========     ===========
TOTAL INVESTMENT RETURN                                                   (10.45)%         (6.28)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                             2.24%           2.37%**
 Net Expenses                                                               2.24%           2.09%**
 Net Investment Loss                                                       (2.13)%         (2.03)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                  109%            228%
 Net Assets, End of Period (000's omitted)                           $     3,545     $        32
------------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: March 26, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

ARKTOS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Arktos Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                               YEAR         PERIOD
                                                                              ENDED          ENDED
                                                                          MARCH 31,      MARCH 31,
                                                                               2002          2001*
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                      $   35.74      $   29.14
                                                                          ---------      ---------
 Net Investment Income+                                                         .43             --
 Net Realized and Unrealized Gains (Losses) on Securities                     (3.95)          6.60
                                                                          ---------      ---------
 Net Increase (Decrease) in Net Asset Value Resulting from Operations         (3.52)          6.60
 Distributions to Shareholders from:
  Net Investment Income                                                        (.29)            --
  Net Realized Capital Gains                                                     --             --
                                                                          ---------      ---------
 Net Increase (Decrease) in Net Asset Value                                   (3.81)          6.60
                                                                          ---------      ---------
NET ASSET VALUE--END OF PERIOD                                            $   31.93      $   35.74
                                                                          =========      =========
TOTAL INVESTMENT RETURN                                                       (9.80)%        22.65%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses++                                                              2.38%          2.28%**
 Net Expenses++                                                                2.38%          2.27%**
 Net Investment Income                                                         1.45%          0.00%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                      --          1,788%
 Net Assets, End of Period (000's omitted)                                $   1,996      $      22
--------------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
++ Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.
*   Commencement of Operations: March 7, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

MEDIUS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Medius Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                           PERIOD
                                                                            ENDED
                                                                        MARCH 31,
                                                                            2002*
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                  $     24.53
                                                                      -----------
 Net Investment Loss+                                                        (.13)
 Net Realized and Unrealized Gains on Securities                             1.60
                                                                      -----------
 Net Increase in Net Asset Value Resulting from Operations                   1.47
 Distributions to Shareholders from:
  Net Investment Income                                                        --
  Net Realized Capital Gains                                                   --
                                                                      -----------
 Net Increase in Net Asset Value                                             1.47
                                                                      -----------
NET ASSET VALUE--END OF PERIOD                                        $     26.00
                                                                      ===========
TOTAL INVESTMENT RETURN                                                      5.99%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                              2.44%**
 Net Expenses                                                                2.44%**
 Net Investment Loss                                                        (0.96)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                   893%
 Net Assets, End of Period (000's omitted)                            $     1,734
---------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: August 20, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

MEKROS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Mekros Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                YEAR         PERIOD
                                                                               ENDED          ENDED
                                                                           MARCH 31,      MARCH 31,
                                                                                2002          2001*
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                      $    19.99     $    24.28
                                                                          ----------     ----------
 Net Investment Income (Loss)+                                                  (.07)           .17
 Net Realized and Unrealized Gains (Losses) on Securities                       2.55          (4.46)
                                                                          ----------     ----------
 Net Increase (Decrease) in Net Asset Value Resulting from Operations           2.48          (4.29)
 Distributions to Shareholders from:
  Net Investment Income                                                           --             --
  Net Realized Capital Gains                                                      --             --
                                                                          ----------     ----------
Net Increase (Decrease) in Net Asset Value                                      2.48          (4.29)
                                                                          ----------     ----------
NET ASSET VALUE--END OF PERIOD                                            $    22.47     $    19.99
                                                                          ==========     ==========
TOTAL INVESTMENT RETURN                                                        12.41%        (17.67)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                                 2.44%          2.54%**
 Net Expenses                                                                   2.44%          2.52%**
 Net Investment Income (Loss)                                                  (0.33)%         3.80%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                      714%            --
 Net Assets, End of Period (000's omitted)                                $   20,604     $        2
---------------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: January 23, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single U.S. Government Bond Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                    PERIOD
                                                                     ENDED
                                                                 MARCH 31,
                                                                     2002*
--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                              $   9.42
                                                                  --------
 Net Investment Income+                                                .32
 Net Realized and Unrealized Losses on Securities                     (.32)
                                                                  --------
 Net Increase in Net Asset Value Resulting from Operations              --
 Distributions to Shareholders from:
  Net Investment Income                                               (.30)
  Net Realized Capital Gains                                            --
                                                                  --------
 Net Decrease in Net Asset Value                                      (.30)
                                                                  --------
NET ASSET VALUE--END OF PERIOD                                    $   9.12
                                                                  ========
TOTAL INVESTMENT RETURN                                              (0.14)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                       1.79%
 Net Expenses                                                         1.79%
 Net Investment Income                                                3.53%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                            860%
 Net Assets, End of Period (000's omitted)                        $    209
--------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: May 2, 2001.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

JUNO FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Juno Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                               YEAR          PERIOD
                                                                              ENDED           ENDED
                                                                          MARCH 31,       MARCH 31,
                                                                               2002           2001*
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                                      $    8.53      $     8.55
                                                                          ---------      ----------
 Net Investment Income+                                                         .05              --
 Net Realized and Unrealized Gains (Losses) on Securities                       .14            (.02)
                                                                          ---------      ----------
 Net Increase (Decrease) in Net Asset Value Resulting from Operations           .19            (.02)
 Distributions to Shareholders from:
  Net Investment Income                                                          --              --
  Net Realized Capital Gains                                                     --              --
                                                                          ---------      ----------
 Net Increase (Decrease) in Net Asset Value                                     .19            (.02)
                                                                          ---------      ----------
NET ASSET VALUE--END OF PERIOD                                            $    8.72      $     8.53
                                                                          =========      ==========
TOTAL INVESTMENT RETURN                                                        2.23%           (.23)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses++                                                              2.47%           2.48%**
 Net Expenses++                                                                2.47%           2.48%**
 Net Investment Income                                                         0.55%           2.70%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                      --              --
 Net Assets, End of Period (000's omitted)                                $     877      $    1,702
---------------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
++ Ratios to Average Net Assets include expenses of the corresponding Master Portfolio.
*   Commencement of Operations: March 28, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

LARGE-CAP EUROPE FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Large-Cap Europe Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                     PERIOD
                                                                      ENDED
                                                                  MARCH 31,
                                                                      2002*
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                             $    19.09
                                                                 ----------
 Net Investment Loss+                                                  (.11)
 Net Realized and Unrealized Losses on Securities                     (3.76)
                                                                 ----------
 Net Decrease in Net Asset Value Resulting from Operations            (3.87)
 Distributions to Shareholders from:
  Net Investment Income                                                  --
  Net Realized Capital Gains                                             --
                                                                 ----------
 Net Decrease in Net Asset Value                                      (3.87)
                                                                 ----------
NET ASSET VALUE--END OF PERIOD                                   $    15.22
                                                                 ==========
TOTAL INVESTMENT RETURN                                              (20.27)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                        2.69%**
 Net Expenses                                                          2.69%**
 Net Investment (Loss)                                                (0.82)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                              --
 Net Assets, End of Period (000's omitted)                       $      116
---------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: May 10, 2001.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

LARGE-CAP JAPAN FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Large-Cap Japan Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                      PERIOD
                                                                       ENDED
                                                                   MARCH 31,
                                                                       2002*
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                              $     8.55
                                                                  ----------
 Net Investment Loss+                                                   (.01)
 Net Realized and Unrealized Gains on Securities                         .54
                                                                  ----------
 Net Increase in Net Asset Value Resulting from Operations               .53
 Distributions to Shareholders from:
  Net Investment Income                                                   --
  Net Realized Capital Gains                                              --
                                                                  ----------
 Net Increase in Net Asset Value                                         .53
                                                                  ----------
NET ASSET VALUE--END OF PERIOD                                    $     9.08
                                                                  ==========
TOTAL INVESTMENT RETURN                                                 6.20%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                         2.20%**
 Net Expenses                                                           2.20%**
 Net Investment Loss                                                   (0.72)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                               --
 Net Assets, End of Period (000's omitted)                        $       12
----------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: March 1, 2002.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

BANKING FUND & BASIC MATERIALS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                     BASIC
                                                              BANKING FUND  MATERIALS FUND
------------------------------------------------------------------------------------------
                                                       YEAR         PERIOD          PERIOD
                                                      ENDED          ENDED           ENDED
                                                  MARCH 31,      MARCH 31,       MARCH 31,
                                                       2002          2001*           2002*
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $    8.27      $    8.27      $     7.71
                                                  ---------      ---------      ----------
 Net Investment Income+                                 .03             --            (.01)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                         .53             --             .40
                                                  ---------      ---------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                             .56             --             .39
 Distributions to Shareholders from:
  Net Investment Income                                (.29)            --            (.09)
  Net Realized Capital Gains                             --             --              --
                                                  ---------      ---------      ----------
 Net Increase (Decrease) in Net Asset Value             .27             --             .30
                                                  ---------      ---------      ----------
NET ASSET VALUE--END OF PERIOD                    $    8.54      $    8.27      $     8.01
                                                  =========      =========      ==========
TOTAL INVESTMENT RETURN                                7.19%          0.00%           5.10%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.40%          0.00%**         2.60%**
 Net Expenses                                          2.40%          0.00%**         2.60%**
 Net Investment Income (Loss)                          0.42%          0.00%**        (0.13)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           1,292%         1,394%          1,523%
 Net Assets, End of Period (000's omitted)        $      15      $      14      $      525
------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: March 30, 2001--Banking Fund; May 3,2001--Basic Materials Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

BIOTECHNOLOGY FUND & CONSUMER PRODUCTS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                  CONSUMER
                                                        BIOTECHNOLOGY FUND   PRODUCTS FUND
------------------------------------------------------------------------------------------
                                                       YEAR         PERIOD          PERIOD
                                                      ENDED          ENDED           ENDED
                                                  MARCH 31,      MARCH 31,       MARCH 31,
                                                       2002          2001*           2002*
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $   21.66     $    21.66      $     7.27
                                                  ---------     ----------      ----------
 Net Investment Income (Loss)+                         (.54)            --            (.01)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                        (.46)            --            1.07
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           (1.00)            --            1.06
 Distributions to Shareholders from:
  Net Investment Income                                  --             --            (.02)
  Net Realized Capital Gains                             --             --              --
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value           (1.00)            --            1.04
                                                  ---------     ----------      ----------
NET ASSET VALUE--END OF PERIOD                    $   20.66     $    21.66      $     8.31
                                                  =========     ==========      ==========
TOTAL INVESTMENT RETURN                               (4.62)%         0.00%          14.57%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.38%          0.00%**         2.57%**
 Net Expenses                                          2.38%          0.00%**         2.57%**
 Net Investment Income (Loss)                         (2.36)%         0.00%**        (0.19)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                             390%           305%            890%
 Net Assets, End of Period (000's omitted)        $     967     $        3      $      501
------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations March 30, 2001--Biotechnology Fund; July 24, 2001--Consumer Products.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

ELECTRONICS FUND & ENERGY FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                          ELECTRONICS FUND     ENERGY FUND
------------------------------------------------------------------------------------------
                                                       YEAR         PERIOD          PERIOD
                                                      ENDED          ENDED           ENDED
                                                  MARCH 31,      MARCH 31,       MARCH 31,
                                                       2002          2001*           2002*
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $   16.54     $    18.72      $    11.87
                                                  ---------     ----------      ----------
 Net Investment Income (Loss)+                         (.37)          (.01)           (.09)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                         .65          (2.17)           (.54)
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                             .28          (2.18)           (.63)
 Distributions to Shareholders from:
  Net Investment Income                                  --             --            (.10)
  Net Realized Capital Gains                             --             --              --
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value             .28          (2.18)           (.73)
                                                  ---------     ----------      ----------
NET ASSET VALUE--END OF PERIOD                    $   16.82     $    16.54      $    11.14
                                                  =========     ==========      ==========
TOTAL INVESTMENT RETURN                                1.69%        (11.65)%         (5.22)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.49%          2.11%**         2.51%**
 Net Expenses                                          2.49%          1.82%**         2.51%**
 Net Investment Income (Loss)                         (2.27)%        (1.76)%**       (0.92)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           1,279%           705%          1,502%
 Net Assets, End of Period (000's omitted)        $     388     $        2      $      392
------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: March 26, 2001--Electronics Fund; April 19, 2001--Energy Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

ENERGY SERVICES FUND & FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                 FINANCIAL
                                                      ENERGY SERVICES FUND   SERVICES FUND
------------------------------------------------------------------------------------------
                                                       YEAR         PERIOD          PERIOD
                                                      ENDED          ENDED           ENDED
                                                  MARCH 31,      MARCH 31,       MARCH 31,
                                                       2002          2001*           2002*
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $    9.10     $     9.10      $    10.46
                                                  ---------     ----------      ----------
 Net Investment Income (Loss)+                         (.10)            --            (.05)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                       (1.59)            --            (.17)
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           (1.69)            --            (.22)
 Distributions to Shareholders from:
  Net Investment Income                                  --             --            (.10)
  Net Realized Capital Gains                             --             --              --
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value           (1.69)            --            (.32)
                                                  ---------     ----------      ----------
NET ASSET VALUE--END OF PERIOD                    $    7.41     $     9.10      $    10.14
                                                  =========     ==========      ==========
TOTAL INVESTMENT RETURN                              (18.57)%         0.00%          (2.02)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.57%          0.00%**         2.52%**
 Net Expenses                                          2.57%          0.00%**         2.52%**
 Net Investment Income (Loss)                         (1.60)%         0.00%**        (0.50)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                             949%           944%          1,110%
 Net Assets, End of Period (000's omitted)        $     697     $        3      $      526
------------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Since the commencement of operations: March 30, 2001--Energy Services Fund; April 19, 2001--Financial Services Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

HEALTH CARE FUND & INTERNET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                          HEALTH CARE FUND   INTERNET FUND
------------------------------------------------------------------------------------------
                                                       YEAR         PERIOD          PERIOD
                                                      ENDED          ENDED           ENDED
                                                  MARCH 31,      MARCH 31,       MARCH 31,
                                                       2002          2001*           2002*
------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $   11.25     $    11.25      $    53.40
                                                  ---------     ----------      ----------
 Net Investment Income (Loss)+                         (.18)            --            (.78)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                         .18             --          (22.34)
                                                  ---------     ----------      ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                              --             --          (23.12)
 Distributions to Shareholders from:
  Net Investment Income                                  --             --              --
  Net Realized Capital Gains                             --             --              --
                                                  ---------     ----------      ----------
 Net Increase(Decrease) in Net Asset Value               --             --          (23.12)
                                                  ---------     ----------      ----------
NET ASSET VALUE--END OF PERIOD                    $   11.25     $    11.25      $    30.28
                                                  =========     ==========      ==========
TOTAL INVESTMENT RETURN                                0.00%          0.00%         (43.30)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.54%          0.00%**         2.36%**
 Net Expenses                                          2.54%          0.00%**         2.36%**
 Net Investment Income (Loss)                         (1.59)%         0.00%**        (2.33)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                             936%         1,399%          2,186%
 Net Assets, End of Period (000's omitted)        $   1,085     $        3      $      149
------------------------------------------------------------------------------------------


+   Calculated using the average daily shares outstanding for the period.
* Commencement of Operations: March 30, 2001--Health Care Fund; April 19, 2001--Internet Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

LEISURE & PRECIOUS METALS FUNDS
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                  PRECIOUS
                                               LEISURE FUND    METALS FUND
--------------------------------------------------------------------------
                                                     PERIOD         PERIOD
                                                      ENDED          ENDED
                                                  MARCH 31,      MARCH 31,
                                                      2002*          2002*
--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $    9.67     $    20.41
                                                  ---------     ----------
 Net Investment Income (Loss)+                         (.15)          (.26)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                       (1.59)         (7.71)
                                                  ---------     ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                           (1.74)          7.45
 Distributions to Shareholders from:
  Net Investment Income                                  --           (.14)
  Net Realized Capital Gains                             --             --
                                                  ---------     ----------
 Net Increase(Decrease) in Net Asset Value            (1.74)          7.31
                                                  ---------     ----------
NET ASSET VALUE--END OF PERIOD                    $    7.93     $    27.72
                                                  =========     ==========
TOTAL INVESTMENT RETURN                              (17.99)%        36.75%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.53%**        2.38%**
 Net Expenses                                          2.53%**        2.38%**
 Net Investment Income (Loss)                         (2.14)%**      (1.23)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           2,609%           839%
 Net Assets, End of Period (000's omitted)        $      87     $      910
--------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Commencement of Operations: May 3, 2001--Leisure Fund; April 27, 2001--Precious Metals Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

RETAILING & TECHNOLOGY FUNDS
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                             RETAILING FUND     TECHNOLOGY FUND
-------------------------------------------------------------------------------
                                                     PERIOD              PERIOD
                                                      ENDED               ENDED
                                                  MARCH 31,           MARCH 31,
                                                      2002*               2002*
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $   10.68          $    14.82
                                                  ---------          ----------
 Net Investment Income (Loss)+                         (.20)               (.25)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                         .54               (3.67)
                                                  ---------          ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                             .34               (3.92)
 Distributions to Shareholders from:
  Net Investment Income                                  --                  --
  Net Realized Capital Gains                             --                  --
                                                  ---------          ----------
 Net Increase(Decrease) in Net Asset Value              .34               (3.92)
                                                  ---------          ----------
NET ASSET VALUE--END OF PERIOD                    $   11.02          $    10.90
                                                  =========          ==========
TOTAL INVESTMENT RETURN                                3.18%             (26.45)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                        2.70%**             2.43%**
 Net Expenses                                          2.70%**             2.43%**
 Net Investment Income (Loss)                         (2.13)%**           (2.22)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                           2,030%              1,017%
 Net Assets, End of Period (000's omitted)        $   1,028          $      424
-------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Commencement of Operations: May 9, 2001--Retailing Fund; April 18, 2001--Technology Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

TELECOMMUNICATIONS FUND & TRANSPORTATION FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                  TELECOMMUNICATIONS   TRANSPORTATION
                                                                FUND             FUND
-------------------------------------------------------------------------------------
                                                              PERIOD           PERIOD
                                                               ENDED            ENDED
                                                           MARCH 31,        MARCH 31,
                                                               2002*            2002*
-------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                       $    8.97       $     6.68
                                                           ---------       ----------
 Net Investment Income (Loss)+                                  (.08)            (.08)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                (3.87)             .31
                                                           ---------       ----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                    (3.95)             .23
 Distributions to Shareholders from:
  Net Investment Income                                           --               --
  Net Realized Capital Gains                                    (.03)              --
                                                           ---------       ----------
 Net Increase (Decrease) in Net Asset Value                    (3.98)             .23
                                                           ---------       ----------
NET ASSET VALUE--END OF PERIOD                             $    4.99       $     6.91
                                                           =========       ==========
TOTAL INVESTMENT RETURN                                       (44.16)%           3.44%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                 2.43%**          2.59%**
 Net Expenses                                                   2.43%**          2.59%**
 Net Investment Income (Loss)                                  (1.25)%**        (1.35)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                    1,192%           1,704%
 Net Assets, End of Period (000's omitted)                 $      19       $      654
-------------------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
* Commencement of Operations: April 18, 2001--Telecommunications Fund; May 14, 2001--Transportation Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

UTILITIES FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Sector Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                 UTILITIES FUND
---------------------------------------------------------------
                                                         PERIOD
                                                          ENDED
                                                      MARCH 31,
                                                          2002*
---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                  $   12.66
                                                      ---------
 Net Investment Income (Loss)+                             (.04)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                           (3.74)
                                                      ---------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                               (3.78)
 Distributions to Shareholders from:
  Net Investment Income                                    (.52)
  Net Realized Capital Gains                                 --
                                                      ---------
 Net Increase (Decrease) in Net Asset Value               (4.30)
                                                      ---------
NET ASSET VALUE--END OF PERIOD                        $    8.36
                                                      =========
TOTAL INVESTMENT RETURN                                  (29.95)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                            2.76%**
 Net Expenses                                              2.76%**
 Net Investment Income (Loss)                             (0.48)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                               2,418%
 Net Assets, End of Period (000's omitted)            $     192
---------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: April 27, 2001--Utilities Fund.
**  Annualized
*** Portfolio turnover rate is calculated without regard to short-term securities having a maturity of less than one year.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single U.S. Government Money Market Fund C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or
301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                           YEAR        PERIOD
                                                          ENDED         ENDED
                                                      MARCH 31,     MARCH 31,
                                                          2002          2001*
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                  $    1.00     $    1.00
                                                      ---------     ---------
 Net Investment Income                                      .01           .02
 Net Realized and Unrealized Gains (Losses)
  on Securities                                              --            --
                                                      ---------     ---------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                 .01           .02
 Distributions to Shareholders from:
  Net Investment Income                                    (.01)         (.02)
  Net Realized Capital Gains                                 --            --
                                                      ---------     ---------
 Net Increase (Decrease) in Net Asset Value                  --            --
                                                      ---------     ---------
NET ASSET VALUE--END OF PERIOD                        $    1.00     $    1.00
                                                      =========     =========
TOTAL INVESTMENT RETURN                                    1.35%         1.97%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                            1.80%         1.79%**
 Net Expenses                                              1.80%         1.78%**
 Net Investment Income                                     1.13%         4.31%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                  --            --
 Net Assets, End of Period (000's omitted)            $  47,920     $  37,514
-----------------------------------------------------------------------------

+   Calculated using the average daily shares outstanding for the period.
*   Commencement of Operations: October 19, 2000.
**  Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity date of less than one year.

BENCHMARK INFORMATION


STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN ANY RYDEX FUND;


- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;


- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDEXES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDEXES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN.


FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;


- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING THE CALCULATION OF NAV;


- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.


"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400" AND "S&P MIDCAP 400" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX GLOBAL ADVISORS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                       BC

Additional information about the Funds is included in the SAI dated August 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-7584.

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

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

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


[RYDEX FUNDS LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                                RFCP-1-8/02

THE RYDEX SERIES FUNDS

PROSPECTUS

INVESTOR CLASS SHARES

H CLASS SHARES

AUGUST 1, 2002

BENCHMARK FUNDS
NOVA
URSA
OTC
ARKTOS
MEDIUS
MEKROS
U.S. GOVERNMENT BOND
JUNO
LARGE-CAP EUROPE
LARGE-CAP JAPAN

SECTOR FUNDS
BANKING
BASIC MATERIALS
BIOTECHNOLOGY
CONSUMER PRODUCTS
ELECTRONICS
ENERGY
ENERGY SERVICES
FINANCIAL SERVICES
HEALTH CARE
INTERNET
LEISURE
PRECIOUS METALS
RETAILING
TECHNOLOGY
TELECOMMUNICATIONS
TRANSPORTATION
UTILITIES

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS LOGO]

INVESTOR AND H CLASS SHARES
RYDEX SERIES FUNDS

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

BENCHMARK FUNDS

SECTOR FUNDS

MONEY MARKET FUND

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Funds"), which are grouped into the following categories:

BENCHMARK FUNDS - Nova Fund, Ursa Fund, OTC Fund, Arktos Fund, Medius Fund, Mekros Fund, U.S. Government Bond Fund, Juno Fund, Large-Cap Europe Fund, and Large-Cap Japan Fund


SECTOR FUNDS - Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund


MONEY MARKET FUND - U.S. Government Money Market Fund

Investor Class Shares and H Class Shares of the Funds are sold principally to professional money managers and to private investors who take part in certain strategic and tactical asset-allocation investment programs or whose investment strategy includes index-based mutual funds. Investors may exchange and redeem shares of the Funds through the Rydex Internet Web site -- www.rydexfunds.com -- and over the phone.

RISKS OF INVESTING IN THE FUNDS
The value of the Funds may fluctuate. In addition, Fund shares:

- MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

- ARE NOT FEDERALLY INSURED

- ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

- ARE NOT BANK DEPOSITS

- ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

    TABLE OF CONTENTS


    BENCHMARK FUNDS

5   COMMON RISK/RETURN INFORMATION
6   NOVA FUND
8   URSA FUND
12  OTC FUND
14  ARKTOS FUND
18  MEDIUS FUND
20  MEKROS FUND
24  U.S. GOVERNMENT BOND FUND
26  JUNO FUND
28  LARGE-CAP EUROPE FUND
32  LARGE-CAP JAPAN FUND

    SECTOR FUNDS

37  COMMON RISK/RETURN INFORMATION
38  BANKING FUND
40  BASIC MATERIALS FUND
42  BIOTECHNOLOGY FUND
44  CONSUMER PRODUCTS FUND
46  ELECTRONICS FUND
48  ENERGY FUND
50  ENERGY SERVICES FUND
54  FINANCIAL SERVICES FUND
56  HEALTH CARE FUND
58  INTERNET FUND
60  LEISURE FUND
62  PRECIOUS METALS FUND
66  RETAILING FUND
68  TECHNOLOGY FUND
70  TELECOMMUNICATIONS FUND
74  TRANSPORTATION FUND
76  UTILITIES FUND

    MONEY MARKET FUND

78  U.S. GOVERNMENT MONEY MARKET FUND

80  MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

87  INVESTING WITH RYDEX: SHAREHOLDER INFORMATION

96  RYDEX ACCOUNT POLICIES

97  DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

97  DIVIDENDS AND DISTRIBUTIONS

98  TAX INFORMATION

100 MANAGEMENT OF THE FUNDS

102 FINANCIAL HIGHLIGHTS

130 BENCHMARK INFORMATION

BC  ADDITIONAL INFORMATION

This page intentionally left blank.

RYDEX BENCHMARK FUNDS

NOVA FUND                    MEKROS FUND

URSA FUND                    U.S. GOVERNMENT BOND FUND

OTC FUND                     JUNO FUND

ARKTOS FUND                  LARGE-CAP EUROPE FUND

MEDIUS FUND                  LARGE-CAP JAPAN FUND

COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS
MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.


TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.


NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

NOVA FUND (RYNVX)
FUND INFORMATION

FUND OBJECTIVE
The Nova Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Nova Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents. The Nova Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table on the following page show the performance of the Nova Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

NOVA FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1994               -4.77%
1995               50.42%
1996               27.29%
1997               42.33%
1998               35.13
1999               24.00
2000              -19.57
2001              -22.22

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -20.78%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.69% (QUARTER ENDED DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER WAS -22.46% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                          FUND RETURN
                                                         AFTER TAXES ON
                                      FUND RETURN        DISTRIBUTIONS
                   FUND RETURN      AFTER TAXES ON         AND SALE OF
                  BEFORE TAXES      DISTRIBUTIONS(3)     FUND SHARES(3)
                    INVESTOR           INVESTOR             INVESTOR        S&P 500
                  CLASS SHARES       CLASS SHARES         CLASS SHARES      INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR        -22.22%            -22.36%            -13.53%         -13.04%
PAST FIVE YEARS        8.33%              8.16%              6.79%           9.16%
SINCE INCEPTION       13.44%             12.82%             11.15%          11.72%
  (07/12/93)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Nova Fund.

SHAREHOLDER FEES*                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
  MANAGEMENT FEES                                                                  .75%
  DISTRIBUTION (12b -1) FEES                                                       NONE
  OTHER EXPENSES                                                                   .41%
TOTAL ANNUAL FUND OPERATING EXPENSES                                              1.16%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND THE FEES OF THE NOVA MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Nova Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

       1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------
        $122      $379      $657      $1,448

URSA FUND (RYURX)
FUND INFORMATION

FUND OBJECTIVE
The Ursa Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Ursa Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in short sales of securities or futures contracts, and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Master Fund also may enter into repurchase agreements and sell securities short.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

URSA FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Ursa Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1995        -20.14%
1996        -12.17%
1997        -20.98%
1998        -19.01%
1999        -12.40%
2000         17.45%
2001         16.33%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -14.35%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.66% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.06% (QUARTER ENDED DECEMBER 31, 1998).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                         FUND RETURN
                                                        AFTER TAXES ON
                                     FUND RETURN         DISTRIBUTIONS
                  FUND RETURN       AFTER TAXES ON        AND SALE OF
                  BEFORE TAXES     DISTRIBUTIONS(3)      FUND SHARES(3)
                    INVESTOR           INVESTOR            INVESTOR        S&P 500
                  CLASS SHARES       CLASS SHARES        CLASS SHARES      INDEX(2)
-------------------------------------------------------------------------------------
PAST ONE YEAR           16.33%            16.14%              9.94%        -13.04%
PAST FIVE YEARS         -5.19%            -5.38%             -4.16%          9.16%
SINCE INCEPTION         -7.07%            -7.33%             -5.42%         11.84%
  (01/07/94)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Ursa Fund.

SHAREHOLDER FEES*                                                                NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
  MANAGEMENT FEES                                                                .90%
  DISTRIBUTION (12b -1) FEES                                                     NONE
  OTHER EXPENSES                                                                 .41%
TOTAL ANNUAL FUND OPERATING EXPENSES                                            1.31%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTION UNDER $5,000
** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID THE FUND AND THE FEES OF THE URSA MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Ursa Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
----------------------------------------------------------------------
              $138          $428           $739          $1,623

This page intentionally left blank.

OTC FUND (RYOCX)
FUND INFORMATION

FUND OBJECTIVE
The OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The Fund's current benchmark is the Nasdaq 100 Index(R) (the "underlying Index").

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by the amount of any increase in the value of the underlying index. However, when the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by the amount of the decrease in value of the underlying index.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included in the underlying index. It also may invest in other instruments whose performance is expected to correspond to that of the underlying index, and may engage in futures and options transactions. The Fund may also purchase U.S. Government securities and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the OTC Fund is subject to a number of other risks that will affect the value of its shares, including:


EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.


CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.


PERFORMANCE


The bar chart and table on the following page show the performance of the OTC Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

OTC FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1995         44.24
1996         43.46
1997         21.85
1998         86.48
1999        100.64
2000        -37.92
2001        -34.65

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -33.94%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 53.00% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.77% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                           FUND RETURN
                                                         AFTER TAXES ON
                                       FUND RETURN        DISTRIBUTIONS
                    FUND RETURN      AFTER TAXES ON        AND SALE OF
                   BEFORE TAXES      DISTRIBUTIONS(3)    FUND SHARES(3)
                     INVESTOR           INVESTOR            INVESTOR          NASDAQ 100
                   CLASS SHARES       CLASS SHARES        CLASS SHARES         INDEX(2)
------------------------------------------------------------------------------------------
PAST ONE YEAR         -34.65%           -34.65%             -21.10%            -32.66%
PAST FIVE YEARS        13.08%            12.84%              10.83%             13.94%
SINCE INCEPTION        18.15%            17.84%              15.33%             18.83%
  (02/14/94)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the OTC Fund.

SHAREHOLDER FEES*                                                                NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                               .75%
   DISTRIBUTION (12b -1) FEES                                                    NONE
   OTHER EXPENSES                                                                .33%
TOTAL ANNUAL FUND OPERATING EXPENSES                                            1.08%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the OTC Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these #assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
-----------------------------------------------------------------------
              $133          $354           $613          $1,353

ARKTOS FUND (RYAIX)
FUND INFORMATION

FUND OBJECTIVE


The Arktos Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the Nasdaq 100 Index(R) (the "underlying index"). The investment objective of the Arktos Fund is non-fundamental and may be changed without shareholder approval.


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Arktos Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the underlying index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities or futures contracts, and in options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that will affect the value of its shares, including:

CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes and/or adverse market conditions. Because the Fund seeks to perform opposite to the underlying index's performance, the value of the Fund's investments will tend to decrease when market conditions favor technology sector issuers due to the underlying index's concentration. The prices of the securities of technology companies may fluctuate widely due to investor sentiment, competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

ARKTOS FUND
FUND INFORMATION

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

ARKTOS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Arktos Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999       -54.31
2000        23.53
2001        15.13

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 40.45%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 51.31% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -35.88% (QUARTER ENDED DECEMBER 31, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                         FUND RETURN
                                                       AFTER TAXES ON
                                     FUND RETURN        DISTRIBUTIONS
                    FUND RETURN    AFTER TAXES ON        AND SALE OF
                   BEFORE TAXES    DISTRIBUTIONS(3)    FUND SHARES(3)
                     INVESTOR         INVESTOR            INVESTOR          NASDAQ 100
                   CLASS SHARES     CLASS SHARES        CLASS SHARES         INDEX(2)
----------------------------------------------------------------------------------------
PAST ONE YEAR            15.13%           14.70%             9.21%          -32.66%
SINCE INCEPTION         -23.34%          -23.47%           -17.41%            8.32%
  (09/03/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Arktos Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                                  .90%
   DISTRIBUTION (12b -1) FEES                                                       NONE
   OTHER EXPENSES                                                                   .45%
TOTAL ANNUAL FUND OPERATING EXPENSES                                               1.35%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
** THIS TABLE AND THE EXAMPLE BELOW INCLUDE BOTH THE FEES PAID BY THE FUND AND THE FEES OF THE ARKTOS MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Arktos Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------
              $142          $441           $761          $1,669

MEDIUS FUND (RYMDX)
FUND INFORMATION

FUND OBJECTIVE
The Medius Fund seeks to provide investment results that correlate to the performance of a specific benchmark for mid-cap securities. The Fund's current benchmark is the S&P MidCap 400(R) Index. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the S&P MidCap 400(R) Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Medius Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

MEDIUM ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of medium-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Medium-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MEDIUS FUND
FUND INFORMATION

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

MEDIUS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The Medius Fund commenced operations August 16, 2001. Therefore, it does not have performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold H Class Shares of the Medius Fund.

SHAREHOLDER FEES*                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                 .90%
   DISTRIBUTION (12b-1) FEES                                                       .25%
   OTHER EXPENSES                                                                  .56%
TOTAL ANNUAL FUND OPERATING EXPENSES                                              1.71%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the H Class Shares of the Medius Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's estimated operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
----------------------------------------------------------------------
              $180          $556           $957          $2,078

MEKROS FUND (RYMKX)
FUND INFORMATION

FUND OBJECTIVE The Mekros Fund seeks to provide investment results that correlate to the performance of a specific benchmark for small-cap securities. The Fund's current benchmark is the Russell 2000 Index(R). The investment objective of the fund is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Russell 2000 Index(R) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Swap agreements and futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 150% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Mekros Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

SMALLER ISSUER RISK - In comparison to securities of companies with large capitalizations, securities of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than large-capitalization companies.

MEKROS FUND
FUND INFORMATION

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the Fund's consistent application of leverage to increase exposure to its benchmark.

MEKROS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Mekros Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2001    -7.25

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -9.11%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 31.99% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -30.92% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                           FUND RETURN
                                                          AFTER TAXES ON
                                        FUND RETURN       DISTRIBUTIONS
                     FUND RETURN       AFTER TAXES ON       AND SALE OF         RESSELL
                    BEFORE TAXES       DISTRIBUTIONS(3)   FUND SHARES(3)        2000
                   H CLASS SHARES      H CLASS SHARES     H CLASS SHARES       INDEX(2)
------------------------------------------------------------------------------------------
PAST ONE YEAR             -7.25%             -7.25%             -4.42%            1.03%
SINCE INCEPTION          -11.73%            -11.73%             -9.36%           -1.16%
  (11/01/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE RUSSELL 2000 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF SMALLER CAPITALIZATION COMPANIES PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold H Class Shares of the Mekros Fund.

SHAREHOLDER FEES*                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                 .90%
   DISTRIBUTION (12b -1) FEES                                                      .25%
   OTHER EXPENSES                                                                  .46%
TOTAL ANNUAL FUND OPERATING EXPENSES                                              1.61%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the H Class Shares of the Mekros Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 YEAR         3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------
            $169           $524           $903           $1,966

U.S. GOVERNMENT BOND FUND (RYGBX)
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Bond Fund seeks to provide investment results that correspond to a benchmark for U.S. Government securities. The Fund's current benchmark is 120% of the price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares should increase on a daily basis by 120% of any price increase by the Long Treasury Bond. In contrast, when the price of the Long Treasury Bond declines, the value of the Fund's shares should decline on a daily basis by 120% of any price decline of the Long Treasury Bond.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in U.S. Government securities and in leveraged instruments, such as certain futures and options contracts. Some of the Fund's U.S. Government securities, or cash equivalents, will be used to collateralize these futures and options. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark. In addition, the Fund may enter into transactions involving zero coupon U.S. Treasury bonds and repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the U.S. Government Bond Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE
The bar chart and table on the following page show the performance of the U.S. Government Bond Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT BOND FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1994       -17.96
1995        36.14
1996        -7.09
1997        16.36
1998        15.83
1999       -19.08
2000        21.29
2001         0.79

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 2.39%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 13.82% (QUARTER ENDED JUNE 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS -10.55% (QUARTER ENDED MARCH 31, 1996).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                           FUND RETURN
                                                         AFTER TAXES ON
                                      FUND RETURN         DISTRIBUTIONS          LEHMAN
                   FUND RETURN      AFTER TAXES ON         AND SALE OF          LONG TERM
                   BEFORE TAXES     DISTRIBUTIONS(3)     FUND SHARES(3)         TREASURY
                     INVESTOR          INVESTOR             INVESTOR               BOND
                   CLASS SHARES      CLASS SHARES         CLASS SHARES           INDEX(2)
-------------------------------------------------------------------------------------------
PAST ONE YEAR            0.79%            -0.91%                 0.48%           -1.61%
PAST FIVE YEARS          5.94%             3.94%                 3.77%            1.26%
SINCE INCEPTION          4.19%             2.32%                 2.39%           -0.25%
  (01/03/94)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy or hold Investor Class Shares of the U.S. Government Bond Fund.

SHAREHOLDER FEES*                                                                   NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                  .50%
   DISTRIBUTION (12b-1) FEES                                                        NONE
   OTHER EXPENSES                                                                   .38%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                .88%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the U.S. Government Bond Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

           1 YEAR         3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------------------
             $92           $289           $501           $1,113

JUNO FUND (RYJUX)
FUND INFORMATION

FUND OBJECTIVE
The Juno Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond.

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the Long Treasury Bond decreases. When the price of the Long Treasury Bond increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the Long Treasury Bond increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PORTFOLIO INVESTMENT STRATEGY
The Fund pursues its investment objective through what is sometimes referred to as a "master-feeder arrangement." The Fund invests all of its assets in the Juno Master Fund, a separate series of the Trust with an identical investment objective.

Unlike a traditional index fund, the Juno Master Fund's benchmark is to perform exactly opposite, its benchmark, the Long Treasury Bond. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations. The Juno Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that will affect the value of its shares, including:

FIXED INCOME RISK - The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes. These interest rate changes and other factors may also negatively affect the Fund's short sales of fixed income securities.

SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

PERFORMANCE
The bar chart and table on the following page show the performance of the Juno Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

JUNO FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1996           8.00
1997          -5.56
1998          -4.58
1999          20.36
2000         -13.74
2001           1.42

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -4.66%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 8.77% (QUARTER ENDED MARCH 31, 1996) AND THE LOWEST RETURN FOR A QUARTER WAS -8.24% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                       FUND RETURN
                                                      AFTER TAXES ON
                                    FUND RETURN        DISTRIBUTIONS    LEHMAN
                   FUND RETURN    AFTER TAXES ON        AND SALE OF    LONG TERM
                   BEFORE TAXES   DISTRIBUTIONS(3)    FUND SHARES(3)   TREASURY
                     INVESTOR        INVESTOR            INVESTOR        BOND
                   CLASS SHARES    CLASS SHARES        CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          1.42%           1.42%               0.86%        -1.61%
PAST FIVE YEARS       -1.05%          -1.17%              -0.89%         1.26%
SINCE INCEPTION       -1.92%          -2.04%              -1.57%         2.08%
  (03/03/95)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE LEHMAN LONG TREASURY BOND INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF U.S. GOVERNMENT BOND PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Juno Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)**
   MANAGEMENT FEES                                                     .90%
   DISTRIBUTION (12b-1) FEES                                           NONE
   OTHER EXPENSES                                                      .51%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.41%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
** THIS TABLE AND THE EXAMPLE INCLUDE BOTH THE FEES PAID BY THE FUND AND THE FEES OF THE JUNO MASTER FUND.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Juno Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes #PROSPECTUS that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------
             $  148        $   460        $   794       $  1,738

LARGE-CAP EUROPE FUND (RYEUX)
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Europe Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones STOXX 50 Index(SM). The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Dow Jones STOXX 50 Index(SM) and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Europe Fund is subject to a number of other risks that will affect the value of its shares, including:

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely effect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LARGE-CAP EUROPE FUND
FUND INFORMATION

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the European markets and the time the Fund prices its shares.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

LARGE-CAP EUROPE FUND


FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Large-Cap Europe Fund for one year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2001         -29.67

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -10.84%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 9.23% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -21.42% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                       FUND RETURN
                                                      AFTER TAXES ON
                                     FUND RETURN       DISTRIBUTIONS      DOW
                   FUND RETURN     AFTER TAXES ON       AND SALE OF      JONES
                   BEFORE TAXES    DISTRIBUTIONS(3)   FUND SHARES(3)    STOXX
                  H CLASS SHARES   H CLASS SHARES     H CLASS SHARES    INDEX(2)
----------------------------------------------------------------------------------
PAST ONE YEAR        -29.67%          -29.67%            -18.07%        -23.00%
SINCE INCEPTION      -24.11%          -24.11%            -18.92%        -17.33%
  (05/08/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE DOW JONES STOXX 50 INDEX(SM) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF THE EUROPEAN STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES. STOXX AND DOW JONES CLAIM COPYRIGHT AND OTHER PROPRIETARY INTEREST IN DOW JONES STOXX 50 INDEX. THE DOW JONES STOXX 50 INDEX AND THE RELATED TRADEMARKS HAVE BEEN LICENSED FOR CERTAIN PURPOSES BY RYDEX SERIES FUNDS.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

LARGE-CAP EUROPE FUND
FUND PERFORMANCE AND FEE INFORMATION


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold H Class Shares of the Large-Cap Europe Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .90%
   DISTRIBUTION (12b-1) FEES                                           .25%
   OTHER EXPENSES                                                      .61%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.76%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the H Class Shares of the Large-Cap Europe Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher of lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
             $  185        $   572        $   984       $  2,133

LARGE-CAP JAPAN FUND (RYJPX)
FUND INFORMATION

FUND OBJECTIVE
The Large-Cap Japan Fund seeks to provide investment results that correlate to the performance of a specific benchmark. The Fund's current benchmark is the Topix 100 Index. The investment objective is non-fundamental and may be changed without shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the performance of its benchmark is increasing. When the value of its benchmark is decreasing, the value of the Fund's shares will tend to decrease.

PORTFOLIO INVESTMENT STRATEGY
The Fund invests principally in securities of companies included on the Topix 100 Index and in leveraged instruments, such as equity swap agreements, futures contracts and options on securities, futures contracts, and stock indices. Futures and options contracts, if used properly, may enable the Fund to meet its objective by increasing the Fund's exposure to the securities included in its benchmark or to securities whose performance is highly correlated to its benchmark. The Fund's investment advisor will attempt to consistently apply leverage to increase the Fund's exposure to 125% of its benchmark. The Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Benchmark Fund, the Large-Cap Japan Fund is subject to a number of other risks that will affect the value of its shares, including:

FOREIGN CURRENCY RISK - The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and any futures and options contracts may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

FOREIGN SECURITIES RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely effect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

LARGE-CAP JAPAN FUND
FUND INFORMATION

GEOGRAPHIC CONCENTRATION IN JAPAN - Targeting Japan could hurt the Fund's performance if Japan's economy performs poorly as a result of political and economic conditions that affect the Japanese market. Japanese economic growth has weakened after the sharp collapse of the stock market in the 1990's and the current economic condition remains uncertain. Japanese stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties, to a higher risk that essential information may be incomplete or wrong. The Fund may be more volatile than a more geographically diversified equity fund.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any gains or losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark.

TRACKING ERROR RISK - Tracking error risk may be more significant for the Fund compared to other Benchmark Funds, due to the combined effects of leverage, high portfolio turnover and the time difference between the close of the Japanese market and the time the Fund prices its shares.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

LARGE-CAP JAPAN FUND


FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Large-Cap Japan Fund for one year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

2001         -41.52

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 8.03%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS -2.68% (QUARTER ENDED JUNE 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -23.96% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                    FUND RETURN      DISTRIBUTIONS
                  FUND RETURN     AFTER TAXES ON      AND SALE OF
                  BEFORE TAXES    DISTRIBUTIONS(3)   FUND SHARES(3)   TOPIX 100
                 H CLASS SHARES   H CLASS SHARES     H CLASS SHARES    INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR        -41.52%         -41.52%            -25.29%         -33.30%
SINCE INCEPTION      -47.68%         -47.68%            -36.33%         -38.38%
  (05/08/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE TOPIX 100 INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF JAPANESE STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold H Class Shares of the Large-Cap Japan Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .90%
   DISTRIBUTION (12b-1) FEES                                           .25%
   OTHER EXPENSES                                                      .69%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.84%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the H Class Shares of the Large-Cap Japan Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
             $  193        $  598         $ 1,027       $  2,222

This page intentionally left blank.

RYDEX SECTOR FUNDS

BANKING                      INTERNET

BASIC MATERIALS              LEISURE

BIOTECHNOLOGY                PRECIOUS METALS

CONSUMER PRODUCTS            RETAILING

ELECTRONICS                  TECHNOLOGY

ENERGY                       TELECOMMUNICATIONS

ENERGY SERVICES              TRANSPORTATION

FINANCIAL SERVICES           UTILITIES

HEALTH CARE


COMMON RISK/RETURN INFORMATION

INVESTMENT OBJECTIVES
Each Sector Fund seeks capital appreciation by investing in companies that operate in a specific economic sector. The investment objective of each Sector Fund is non-fundamental and may be changed without shareholder approval.


PRINCIPAL RISKS
EQUITY RISK - The equity markets are volatile, and the value of the Funds' securities and futures and options contracts may fluctuate drastically from day to day. This volatility may cause the value of your investment in a Sector Fund to decrease.

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

BANKING FUND (RYKIX)
FUND INFORMATION

FUND OBJECTIVE
The Banking Fund seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions ("Banking Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Banking Companies that are traded in the United States. Banking Companies are engaged in accepting deposits and making commercial and principally non-mortgage consumer loans and include state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Banking Fund is subject to a number of other risks that will affect the value of its shares, including:

BANKING SECTOR CONCENTRATION RISK - The risk that the securities of Banking Companies that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in Banking Companies, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting Banking Companies. The prices of the securities of Banking Companies may fluctuate widely due to the broadening of regional and national interstate banking powers, the reduction in the number of publicly-traded Banking Companies, and general economic conditions that could create exposure to credit losses.

PERFORMANCE
The bar chart and table on the following page show the performance of the Banking Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BANKING FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999         -18.86
2000          16.32
2001          -2.02

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 10.45%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 22.02% (QUARTER ENDED SEPTEMBER 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -18.20% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                 FUND RETURN     AFTER TAXES ON       AND SALE OF
                 BEFORE TAXES   DISTRIBUTIONS(3)    FUND SHARES(3)
                   INVESTOR         INVESTOR           INVESTOR        S&P 500
                 CLASS SHARES     CLASS SHARES       CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR        -2.02%          -3.42%             -1.25%         -13.04%
SINCE INCEPTION      -5.03%          -5.39%             -4.14%           0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Banking Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .85%
   DISTRIBUTION (12b-1) FEES                                           NONE
   OTHER EXPENSES                                                      .65%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.50%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Banking Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
---------------------------------------------------------------------------
             $  158        $   489        $   843       $  1,841

BASIC MATERIALS FUND (RYBIX)
FUND INFORMATION

FUND OBJECTIVE
The Basic Materials Fund seeks capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials ("Basic Materials Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Basic Materials Companies that are traded in the United States. Basic Materials Companies are engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector, and may be involved in the production of metals, textiles, and wood products, including equipment suppliers and railroads. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Basic Materials Fund is subject to a number of other risks that will affect the value of its shares, including:

BASIC MATERIALS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the basic materials sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Basic Materials Companies may fluctuate widely due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

PERFORMANCE
The bar chart and table on the following page show the performance of the Basic Materials Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BASIC MATERIALS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          21.90
2000         -20.69
2001          -0.45

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.44%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 24.59% (QUARTER ENDED DECEMBER 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -16.28% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN      DISTRIBUTIONS
                 FUND RETURN     AFTER TAXES ON      AND SALE OF
                 BEFORE TAXES    DISTRIBUTIONS(3)   FUND SHARES(3)
                   INVESTOR         INVESTOR           INVESTOR        S&P 500
                 CLASS SHARES     CLASS SHARES       CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR       -0.45%          -0.90%              -0.28%        -13.04%
SINCE INCEPTION     -7.33%          -7.44%              -5.79%          0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Basic Material Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .85%
   DISTRIBUTION (12b-1) FEES                                           NONE
   OTHER EXPENSES                                                      .56%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.41%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Basic Material Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
             $  148        $   460        $   794       $  1,738

BIOTECHNOLOGY FUND (RYOIX)
FUND INFORMATION

FUND OBJECTIVE
The Biotechnology Fund seeks capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services ("Biotechnology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Biotechnology Companies that are traded in the United States. Biotechnology Companies are engaged in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Biotechnology Fund is subject to a number of other risks that will affect the value of its shares, including:

BIOTECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the biotechnology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Biotechnology Companies may fluctuate widely due to patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities.


SMALLER ISSUER RISK - Many Biotechnology Companies are relatively small and have thinly traded equity securities, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns.


PERFORMANCE
The bar chart and table on the following page show the performance of the Biotechnology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

BIOTECHNOLOGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          96.24
2000          28.63
2001         -16.82

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -44.03%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 46.37% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -27.29% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON       AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)    FUND SHARES(3)
                    INVESTOR        INVESTOR            INVESTOR       S&P 500
                  CLASS SHARES    CLASS SHARES        CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR        -16.82%        -16.82%             -10.24%        -13.04%
SINCE INCEPTION       27.45%         27.42%              23.18%          0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Biotechnology Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .85%
   DISTRIBUTION (12b -1) FEES                                          NONE
   OTHER EXPENSES                                                      .38%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.23%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Biotechnology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
----------------------------------------------------------------------------
             $  129        $   402        $   695       $  1,530

CONSUMER PRODUCTS FUND (RYCIX)
FUND INFORMATION

FUND OBJECTIVE
The Consumer Products Fund seeks capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally ("Consumer Products Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Consumer Products Companies that are traded in the United States. Consumer Products Companies include companies that manufacture, wholesale or retail durable goods such as major appliances and personal computers, or that retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports), as well as companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Consumer Products Fund is subject to a number of other risks that will affect the value of its shares, including:

CONSUMER PRODUCTS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the consumer products sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The performance of Consumer Products Companies has historically been closely tied to the performance of the overall economy, and is also affected by interest rates, competition, consumer confidence and relative levels of disposable household income and seasonal consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.

PERFORMANCE
The bar chart and table on the following page show the performance of the Consumer Products Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

CONSUMER PRODUCTS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999           2.32
2000         -12.91
2001          -2.79

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.66%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 15.70% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -17.29% (QUARTER ENDED MARCH 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                     FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON       AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)   FUND SHARES(3)
                    INVESTOR        INVESTOR           INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES       CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR        -2.79%          -2.88%             -1.70%          -13.04%
SINCE INCEPTION      -6.10%          -6.51%             -4.97%           -0.23%
  (07/06/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Consumer Products Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .85%
   DISTRIBUTION (12b -1) FEES                                          NONE
   OTHER EXPENSES                                                      .71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.56%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Consumer Products Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these #PROSPECTUS assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
----------------------------------------------------------------------------
             $  164        $   508        $   876       $  1,909

ELECTRONICS FUND (RYSIX)
FUND INFORMATION

FUND OBJECTIVE
The Electronics Fund seeks capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices ("Electronics Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Electronics Companies that are traded in the United States. Electronics Companies include companies involved in the manufacture and development of semiconductors, connectors, printed circuit boards and other components; equipment vendors to electronic component manufacturers; electronic component distributors; electronic instruments and electronic systems vendors; and also include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Electronics Fund is subject to a number of other risks that will affect the value of its shares, including:

ELECTRONICS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the electronics sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Electronics Companies may fluctuate widely due to risks of rapid obsolescence of products, intense competition, the economic performance of their customers, high technology and research costs (especially in light of decreased defense spending by the U.S. Government), and may face competition from subsidized foreign competitors with lower production costs.


SMALLER ISSUER RISK - Many Electronics Companies are relatively small and have thinly traded securities, may offer only one or a limited number of rapidly obsolescing products, and may have persistent losses during a new product's transition from development to production.


PERFORMANCE
The bar chart and table on the following page show the performance of the Electronics Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

ELECTRONICS FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999         121.57
2000         -18.00
2001         -29.31

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -28.71%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 48.46% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -37.56% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                     AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON        AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)    FUND SHARES(3)
                    INVESTOR        INVESTOR            INVESTOR       S&P 500
                  CLASS SHARES    CLASS SHARES        CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR        -29.31%         -29.31%            -17.85%        -13.04%
SINCE INCEPTION       13.72%          13.64%             11.31%          0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Electronics Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .85%
   DISTRIBUTION (12b -1) FEES                                          NONE
   OTHER EXPENSES                                                      .44%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.29%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Electronics Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
             $  135        $   421        $   728       $  1,600

ENERGY FUND (RYEIX)
FUND INFORMATION

FUND OBJECTIVE
The Energy Fund seeks capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy ("Energy Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Companies that are traded in the United States. Energy Companies are involved in all aspects of the energy industry, including the conventional areas of oil, gas, electricity, and coal, and alternative sources of energy such as nuclear, geothermal, oil shale, and solar power, and include companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Companies may fluctuate widely due to changes in value and dividend yield, which depend largely on the price and supply of energy fuels, international political events relating to oil producing countries, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.

PERFORMANCE
The bar chart and table on the following page show the performance of the Energy Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

ENERGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          18.68
2000          22.81
2001         -13.12

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -3.53%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 12.01% (QUARTER ENDED JUNE 30, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -12.14% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON       AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)    FUND SHARES(3)
                    INVESTOR        INVESTOR           INVESTOR       S&P 500
                  CLASS SHARES    CLASS SHARES       CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR       -13.12%         -13.45%             -8.01%         -13.04%
SINCE INCEPTION       1.52%           1.41%              1.16%           0.52%
  (04/21/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Energy Fund.

SHAREHOLDER FEES*                                                      NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
  DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                     .85%
   DISTRIBUTION (12b-1) FEES                                           NONE
   OTHER EXPENSES                                                      .47%
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.32%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Energy Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
----------------------------------------------------------------------------
             $  139        $   431        $   745       $  1,635

ENERGY SERVICES FUND (RYVIX)
FUND INFORMATION

FUND OBJECTIVE
The Energy Services Fund seeks capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production ("Energy Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Energy Services Companies that are traded in the United States. Energy Services Companies are engaged in one or more businesses in the energy service field, including those that provide services and equipment to companies engaged in the production, refinement or distribution of oil, gas, electricity, and coal; companies involved with the production and development of newer sources of energy such as nuclear, geothermal, oil shale, and solar power; companies involved with onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Energy Services Fund is subject to a number of other risks that will affect the value of its shares, including:

ENERGY SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the energy services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Energy Services Companies may fluctuate widely due to the supply and demand both for their specific products or services and for energy products in general, the price of oil and gas, exploration and production spending, governmental regulation and environmental issues, and world events and economic conditions generally affecting energy supply companies.

SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

ENERGY SERVICES FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Energy Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999          44.83%
2000          41.37%
2001         -31.79%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -2.96%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 32.81% (QUARTER ENDED MARCH 31, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -30.87% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                  AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR          INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -31.79%         -31.79%          -19.36%      -13.04%
SINCE INCEPTION         -9.91%          -9.91%           -7.69%        0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Energy Services Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .69%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.54%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Energy Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------
              $162          $502            $865         $1,887

This page intentionally left blank.

FINANCIAL SERVICES FUND (RYFIX)
FUND INFORMATION

FUND OBJECTIVE
The Financial Services Fund seeks capital appreciation by investing in companies that are involved in the financial services sector ("Financial Services Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Financial Services Companies that are traded in the United States. Financial Service Companies include commercial banks, savings and loan associations, insurance companies and brokerage companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Under SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Financial Services Fund is subject to a number of other risks that will affect the value of its shares, including:

FINANCIAL SERVICES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the financial services sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Financial Services Companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, and the rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector.

PERFORMANCE
The bar chart and table on the following page show the performance of the Financial Services Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

FINANCIAL SERVICES FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          -1.46%
2000          21.78%
2001         -12.96%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -0.41%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 22.80% (QUARTER ENDED SEPTEMBER 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -16.88% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                  AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR          INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -12.96%         -13.32%           -7.90%      -13.04%
SINCE INCEPTION         -0.55%          -0.67%           -0.50%        0.66%
  (04/02/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Financial Services Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .66%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.51%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Financial Services Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $159          $492            $849         $1,853

HEALTH CARE FUND (RYHIX)
FUND INFORMATION

FUND OBJECTIVE
The Health Care Fund seeks capital appreciation by investing in companies that are involved in the health care industry ("Health Care Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Health Care Companies that are traded in the United States. Health Care Companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Health Care Fund is subject to a number of other risks that will affect the value of its shares, including:

HEALTH CARE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the health care sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Health Care Companies may fluctuate widely due to government regulation and approval of their products and services, which can have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on a Health Care Company's market value and/or share price.

PERFORMANCE
The bar chart and table on the following page show the performance of the Health Care Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

HEALTH CARE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999         -13.06%
2000          31.07%
2001         -12.58%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -16.30%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.88% (QUARTER ENDED JUNE 30, 2000) AND THE LOWEST RETURN FOR A QUARTER WAS -14.25% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                  AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES    INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -12.58%         -12.58%           -7.66%      -13.04%
SINCE INCEPTION          3.78%           3.78%            3.05%        0.60%
  (04/17/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Health Care Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .52%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.37%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Health Care Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1  YEAR       3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $144          $447            $772         $1,692

INTERNET FUND (RYIIX)
FUND INFORMATION

FUND OBJECTIVE
The Internet Fund seeks capital appreciation by investing in companies that provide products or services designed for or related to the Internet ("Internet Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Internet Companies that are traded in the United States. Internet Companies are involved in all aspects of research, design development, manufacturing or distribution of products or services for use with the Internet or Internet-related businesses. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware, software or support which impacts Internet commerce; or provide Internet access to consumers and businesses. Internet companies may also include companies that provide Intranet and Extranet services. The Fund will maintain an adequate representation of the various industries in the Internet sector. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Internet Fund is subject to a number of other risks that will affect the value of its shares, including:

INTERNET SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the Internet sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Internet Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market and rapid obsolescence of products.

SMALLER AND MEDIUM ISSUER RISK - Although securities of large and well-established companies in the Internet sector will be held in the Fund's portfolio, the Fund also will invest in medium, small and/or newly-public companies which may be subject to greater share price fluctuations and declining growth, particularly in the event of rapid changes in technology and/or increased competition. Securities of those smaller and/or less seasoned companies may therefore expose shareholders of the Fund to above-average risk.

PERFORMANCE
The bar chart and table on the following page show the performance of the Internet Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

INTERNET FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

2001         -46.13%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -43.03%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 39.11% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -44.57% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR         INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -46.13%         -46.13%          -28.09%      -13.04%
SINCE INCEPTION        -62.30%         -62.30%          -45.63%      -14.31%
  (04/06/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Internet Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .36%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.21%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Internet Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $127          $396            $684         $1,506

LEISURE FUND (RYLIX)
FUND INFORMATION

FUND OBJECTIVE
The Leisure Fund seeks capital appreciation by investing in companies engaged in leisure and entertainment businesses ("Leisure Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Leisure Companies that are traded in the United States. Leisure Companies are engaged in the design, production, or distribution of goods or services in the leisure industries. Leisure Companies include hotels and resorts, casinos, radio and television broadcasting and advertising, motion picture production, toys and sporting goods manufacture, musical recordings and instruments, alcohol and tobacco, and publishing. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Leisure Fund is subject to a number of other risks that will affect the value of its shares, including:

LEISURE SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the leisure sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. Securities of Leisure Companies may be considered speculative, and generally exhibit greater volatility than the overall market. The prices of the securities of Leisure Companies may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments and to the threat of increased government regulation, particularly in the gaming arena.

PERFORMANCE
The bar chart and table on the following page show the performance of the Leisure Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

LEISURE FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999           9.37%
2000         -22.31%
2001         -17.54%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 4.74%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 16.72% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -35.92% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR          INVESTOR       S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -17.54%          -17.54%          -10.68%      -13.04%
SINCE INCEPTION         -7.56%           -7.64%           -5.94%        0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Leisure Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .72%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.57%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Leisure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $165          $511            $881         $1,921

PRECIOUS METALS FUND (RYPMX)
FUND INFORMATION

FUND OBJECTIVE
The Precious Metals Fund seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services ("Precious Metals Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Precious Metals Companies that are traded in the United States and foreign countries. Precious metals include gold, silver, platinum and other precious metals. Precious Metals Companies include precious metal manufacturers; distributors of precious metal products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Precious Metals Fund is subject to a number of other risks that will affect the value of its shares, including:

PRECIOUS METALS CONCENTRATION RISK - The risk that the relatively few securities of issuers in the mining industry that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry, as well as to the volatility of global prices for precious metals. The prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations, currency fluctuations, speculation, worldwide demand and political developments in precious metals producing countries.

FOREIGN INVESTMENT RISK - Investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could effect investment in foreign countries. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to U.S. domestic companies. The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of a Fund security even when there is no change in the value of the security in the issuer's home country. Under normal circumstances, the Fund does not plan to hedge against the risk of currency exchange rate fluctuations.

PRECIOUS METALS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Precious Metals Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future. Prior to October 1, 1999, the Precious Metals Fund's objective was to provide investment results that corresponded to a benchmark for precious metals-related securities.

[CHART]

1994         -25.44%
1995          11.54%
1996          -2.62%
1997         -37.62%
1998         -14.42%
1999           0.00%
2000         -21.79%
2001          18.66%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 37.46%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.23% (QUARTER ENDED MARCH 31, 1996) AND THE LOWEST RETURN FOR A QUARTER WAS -32.91% (QUARTER ENDED DECEMBER 31, 1997).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR         INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES     INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR           18.66%           18.35%           11.35%      -13.04%
PAST FIVE YEAR         -13.10%          -13.15%           -9.84%        9.16%
SINCE INCEPTION         -9.97%          -10.04%           -7.31%       11.92%
  (12/01/93)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Precious Metals Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .75%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .64%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.39%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Precious Metals Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $146          $454           $783          $1,715

This page intentionally left blank.

RETAILING FUND (RYRIX)
FUND INFORMATION

FUND OBJECTIVE
The Retailing Fund seeks capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers ("Retailing Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Retailing Companies that are traded in the United States. Retailing Companies include drug and department stores; suppliers of goods and services for homes, home improvements and yards; clothing, jewelry, electronics and computer retailers; franchise restaurants; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Retailing Fund is subject to a number of other risks that will affect the value of its shares, including:

RETAILING SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the retailing sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Retailing Companies may fluctuate widely due to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a Retailing Company's success is often tied to its ability to anticipate and react to changing consumer tastes. Many Retailing Companies are thinly capitalized, and are dependent upon a relatively few number of business days to achieve their overall results.

PERFORMANCE
The bar chart and table on the following page show the performance of the Retailing Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

RETAILING FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          12.91%
2000         -24.06%
2001           3.23%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -6.89%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 20.89% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -16.04% (QUARTER ENDED JUNE 30, 2000)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR          INVESTOR        S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR           3.23%            3.23%            1.96%       -13.04%
SINCE INCEPTION         2.51%            2.42%            1.98%         0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Retailing Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .59%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.44%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Retailing Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------------
              $151          $470           $811          $1,773

TECHNOLOGY FUND (RYTIX)
FUND INFORMATION

FUND OBJECTIVE
The Technology Fund seeks capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies ("Technology Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Technology Companies that are traded in the United States. Technology Companies are companies that the Advisor believes have, or will develop, products, processes, or services that will provide technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Technology Fund is subject to a number of other risks that will affect the value of its shares, including:

TECHNOLOGY SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the technology sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Technology Companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

PERFORMANCE
The bar chart and table on the following page show the performance of the Technology Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TECHNOLOGY FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999          81.16%
2000         -38.75%
2001         -29.14%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -33.83%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 39.65% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -36.26% (QUARTER ENDED SEPTEMBER 30, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES  DISTRIBUTIONS (3) FUND SHARES (3)
                    INVESTOR        INVESTOR         INVESTOR         S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES     INDEX (2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -29.14%          -29.14%          -17.75%      -13.04%
SINCE INCEPTION          5.17%            5.17%            4.19%        0.77%
  (04/14/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Technology Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .59%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.44%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Technology Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $151          $470            $811         $1,773

TELECOMMUNICATIONS FUND (RYMIX)
FUND INFORMATION

FUND OBJECTIVE
The Telecommunications Fund seeks capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment ("Telecommunications Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Telecommunications Companies that are traded in the United States. Telecommunications Companies range from traditional local and long-distance telephone services or equipment providers, to companies involved in developing technologies such as cellular telephone or paging services, Internet equipment and service providers, and fiber-optics. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements. Although many established Telecommunications Companies pay an above-average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Telecommunications Fund is subject to a number of other risks that will affect the value of its shares, including:

TELECOMMUNICATIONS SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the telecommunications sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Telecommunications Companies may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of Telecommunications Companies in their primary markets.

SMALLER AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

TELECOMMUNICATIONS FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The bar chart and table below show the performance of the Telecommunications Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

1999          58.59%
2000         -39.41%
2001         -46.82%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -43.99%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 35.74% (QUARTER ENDED DECEMBER 31, 1999) AND THE LOWEST RETURN FOR A QUARTER WAS -32.86% (QUARTER ENDED MARCH 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                    FUND RETURN
                                                   AFTER TAXES ON
                                   FUND RETURN     DISTRIBUTIONS
                   FUND RETURN   AFTER TAXES ON     AND SALE OF
                  BEFORE TAXES   DISTRIBUTIONS(3)  FUND SHARES(3)
                    INVESTOR        INVESTOR         INVESTOR         S&P 500
                  CLASS SHARES    CLASS SHARES      CLASS SHARES      INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR          -46.82%          -46.90%          -28.51%      -13.04%
SINCE INCEPTION        -11.42%          -11.46%           -8.82%        0.95%
  (04/01/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Telecommunications Fund.

SHAREHOLDER FEES*                                                               NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                              .85%
   DISTRIBUTION (12b-1) FEES                                                    NONE
   OTHER EXPENSES                                                               .66%
TOTAL ANNUAL FUND OPERATING EXPENSES                                           1.51%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

TELECOMMUNICATIONS FUND
FUND PERFORMANCE AND FEE INFORMATION


EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Telecommunications Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
              $159          $492            $849         $1,853

This page intentionally left blank.

TRANSPORTATION FUND (RYPIX)
FUND INFORMATION

FUND OBJECTIVE
The Transportation Fund seeks capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment ("Transportation Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Transportation Companies that are traded in the United States. Transportation Companies may include, for example, companies involved in the movement of freight or people, such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Transportation Fund is subject to a number of other risks that will affect the value of its shares, including:

TRANSPORTATION SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the transportation sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Transportation Companies may fluctuate widely due to their cyclical nature, occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs, the recent trend of government deregulation, and increased competition from foreign companies, many of which are partially funded by foreign governments and which may be less sensitive to short-term economic pressures.

PERFORMANCE
The bar chart and table on the following page show the performance of the Transportation Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

TRANSPORTATION FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1999            -18.36%
2000              0.46%
2001             -3.48%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.47%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 19.70% (QUARTER ENDED DECEMBER 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -19.91% (QUARTER ENDED SEPTEMBER 30, 1999).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON       AND SALE OF
                 BEFORE TAXES    DISTRIBUTIONS(3)    FUND SHARES(3)
                   INVESTOR         INVESTOR            INVESTOR      S&P 500
                 CLASS SHARES     CLASS SHARES        CLASS SHARES    INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR        -3.48%           -3.48%            -2.12%        -13.04%
SINCE INCEPTION     -11.30%          -11.30%            -8.72%          0.66%
 (04/02/98)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Transportation Fund.

SHAREHOLDER FEES(*)                                                                       NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                         .85%
  DISTRIBUTION (12b-1) FEES                                                               NONE
  OTHER EXPENSES                                                                          .71%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.56%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Transportation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
-------------------------------------------------------------------------
              $164          $508           $876          $1.909

UTILITIES FUND (RYUIX)
FUND INFORMATION

FUND OBJECTIVE
The Utilities Fund seeks capital appreciation by investing in companies that operate public utilities ("Utilities Companies").

PORTFOLIO INVESTMENT STRATEGY
The Fund invests substantially all of its assets in equity securities of Utilities Companies that are traded in the United States. Utilities Companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies that receive a majority of their revenues from their public utility operations. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. Government securities, and enter into repurchase agreements.

RISK CONSIDERATIONS
In addition to the risks common to investing in any Sector Fund, the Utilities Fund is subject to a number of other risks that will affect the value of its shares, including:

UTILITIES SECTOR CONCENTRATION RISK - The risk that the securities of issuers in the utilities sector that the Fund purchases will underperform the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same economic sector, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of Utilities Companies may fluctuate widely due to government regulation; the effect of interest rates on capital financing; competitive pressures due to deregulation in the utilities industry; supply and demand for services; increased sensitivity to the cost of natural resources required for energy production; and environmental factors such as conservation of natural resources or pollution control.

PERFORMANCE
The bar chart and table on the following page show the performance of the Utilities Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

UTILITIES FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

2001              -24.33

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -16.59%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS -0.59% (QUARTER ENDED MARCH 31, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS -17.36% (QUARTER ENDED SEPTEMBER 30, 2001)

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)


                                                      FUND RETURN
                                                    AFTER TAXES ON
                                   FUND RETURN       DISTRIBUTIONS
                  FUND RETURN    AFTER TAXES ON       AND SALE OF
                 BEFORE TAXES    DISTRIBUTIONS(3)    FUND SHARES(3)
                   INVESTOR         INVESTOR           INVESTOR         S&P 500
                 CLASS SHARES     CLASS SHARES       CLASS SHARES       INDEX(2)
--------------------------------------------------------------------------------
PAST ONE YEAR      -24.33%           -26.02%             -14.79%       -13.04%
SINCE INCEPTION     -5.79%            -6.99%              -5.17%       -14.40%
  (04/03/00)


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.
(3) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. YOUR ACTUAL AFTER-TAX RETURNS WILL DEPEND ON YOUR TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Utilities Fund.

SHAREHOLDER FEES(*)                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                    .85%
  DISTRIBUTION (12b-1) FEES                                                          NONE
  OTHER EXPENSES                                                                     .69%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.54%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the Utilities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
------------------------------------------------------------------------
              $162          $502           $865          $1,887

U.S. GOVERNMENT MONEY MARKET FUND (RYMXX)
FUND INFORMATION

FUND OBJECTIVE
The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY
The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under SEC rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS
The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE
The bar chart and table on the following page show the performance of the U.S. Government Money Market Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

U.S. GOVERNMENT MONEY MARKET FUND
FUND PERFORMANCE AND FEE INFORMATION

[CHART]

1994            3.23%
1995            4.93%
1996            4.49%
1997            4.59%
1998            4.72%
1999            4.25%
2000            5.42%
2001            3.33%

* THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.47%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.51% (QUARTER ENDED SEPTEMBER 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS ..40% (QUARTER ENDED DECEMBER 31, 2000).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                          INVESTOR CLASS SHARES    90-DAY TREASURY COMPOSITE(2)
--------------------------------------------------------------------------------
PAST ONE YEAR                     3.33%                       4.46%
PAST FIVE YEARS                   4.44%                       5.28%
SINCE INCEPTION (12/03/93)        4.29%                       5.25%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE 90-DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

YIELD - Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the U.S. Government Money Market Fund.

SHAREHOLDER FEES(*)                                                                  NONE
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEES                                                                    .50%
  DISTRIBUTION (12b -1) FEES                                                         NONE
  OTHER EXPENSES                                                                     .35%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 .85%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Investor Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

             1 YEAR        3 YEARS        5 YEARS       10 YEARS
-----------------------------------------------------------------------
              $89            $279           $484         $1,077

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

The Nova, Ursa, OTC, Arktos, U.S. Government Bond, and Juno Funds seek to provide investment results that MATCH the performance of a specific benchmark on a daily basis. The Medius, Mekros, Large-Cap Europe, and Large-Cap Japan Funds seek to provide investment results that CORRELATE to the performance of a specific benchmark over time. The current benchmark used by each Fund is set forth below:

FUND                         BENCHMARK
---------------------------------------------------------------------------------------------
NOVA FUND                    150% OF THE PERFORMANCE OF THE S&P 500(R) INDEX

URSA FUND                    INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE
                             S&P 500(R) INDEX

OTC FUND                     NASDAQ 100 INDEX(R)

ARKTOS FUND                  INVERSE (OPPOSITE) OF THE PERFORMANCE OF THE NASDAQ 100 INDEX(R)

MEDIUS FUND                  S&P MIDCAP 400(R)INDEX

MEKROS FUND                  RUSSELL 2000 INDEX(R)

U.S. GOVERNMENT BOND FUND    120% OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

JUNO FUND                    INVERSE (OPPOSITE) OF THE PRICE MOVEMENT OF THE LONG TREASURY BOND

LARGE-CAP EUROPE FUND        DOW JONES STOXX 50(SM) INDEX

LARGE-CAP JAPAN FUND         TOPIX 100 INDEX

A BRIEF GUIDE TO THE BENCHMARKS.
THE S&P 500(R) INDEX. The S&P 500(R) Index is a modified capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System ("Nasdaq").

THE S&P MIDCAP 400(R) INDEX. The S&P MidCap 400(R) Index is a modified capitalization-weighted index composed of 400 mid cap stocks chosen by S&P for market size, liquidity, and industry group representation.

RUSSELL 2000 INDEX(R). The Russell 2000 Index(R) is composed of the 2,000 smallest companies in the Russell 3000 Index(R), representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index(R) is composed of the 3,000 largest U.S. companies ranked by total market capitalization, representing approximately 98% of the U.S. investable equity market.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury Bond is 30 years.

DOW JONES STOXX 50 INDEX(SM). The Dow Jones STOXX 50(SM) Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are leaders in their sectors.

TOPIX 100 INDEX. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange.

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

BENCHMARK FUNDS. The Advisor's primary objective for the Benchmark Funds is to correlate with the performance of the index underlying each Fund's benchmark. Six of the Benchmark Funds, the Nova, Medius, Mekros, U.S. Government Bond, Large-Cap Europe, and Large-Cap Japan Funds, are invested to achieve returns that exceed the returns of the indices underlying their benchmarks. These leveraged returns are achieved not by borrowing, but by the use of futures and other instruments that simulate leveraged returns without requiring a commitment of cash in excess of the Fund's assets. For the Ursa, Arktos, and Juno Funds, the Advisor uses short selling techniques to produce returns that move inversely to the performance of their respective indices.

SECTOR FUNDS. In managing the Sector Funds, the Advisor's objective is to develop a liquid portfolio of stocks that effectively represents a particular economic segment of the market. Because appropriate published indices are not available for many of the Rydex Sector Funds, the Advisor has developed its own methodology to construct objective performance benchmarks. The Advisor first identifies the investment universe for each sector, which is defined as companies that derive at least 50% of their assets, gross income or net profits from business activity in the given sector. The Advisor then employs a quantitative model to screen companies based on criteria of capitalization, liquidity and correlation. The resulting portfolio is weighted by market capitalization with some modifications to ensure diversification. The Advisor closely monitors the efficacy of this methodology, and makes periodic changes in the composition of the Sector Funds to ensure that each Fund remains a valid representative of its sector.

MASTER-FEEDER INVESTMENT STRUCTURE
As discussed in their respective "Fund Information" sections, the Nova, Ursa, Arktos, and Juno Funds pursue their respective investment objectives indirectly by investing through what is sometimes referred to as a "master-feeder arrangement." The Nova Fund contributed all of its assets and liabilities to the Nova Master Fund on July 31, 2001 and the Ursa, Artkos, and Juno Funds contributed all of their assets and liabilities to the Ursa Master, Artkos Master, and Juno Master Funds on April 3, 2000, respectively, for an interest in the respective "master fund." In addition, each of the other Funds reserves the right to pursue its investment objective through a master-feeder arrangement.

Under a master-feeder arrangement, a Fund's investment portfolio is composed solely of shares of a "master fund," a separate mutual fund that has an identical investment objective, e.g., the Ursa Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund has an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.

The Advisor may choose to discontinue investing through the master-feeder arrangement and manage the Fund directly if the Trust determines that doing so is in the best interests of shareholders.

RISKS OF INVESTING IN THE FUNDS
As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO, U.S. GOVERNMENT BOND, AND U.S. GOVERNMENT MONEY MARKET FUNDS) - The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

NON-DIVERSIFICATION RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

INDUSTRY CONCENTRATION RISK (OTC, ARKTOS, AND SECTOR FUNDS) - None of the Benchmark Funds will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent the index underlying a Fund's benchmark is concentrated in a particular industry, a Fund will necessarily be concentrated in that industry. Currently, the index underlying the OTC Fund's and the Arktos Fund's benchmark -- the Nasdaq 100 Index(R) -- is concentrated in technology companies. The Sector Funds invest in the securities of a limited number of issuers conducting business in a specific market sector and therefore may be concentrated in an industry or group of industries within a sector. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that a Fund will be more susceptible to the risks that are associated with that industry or group of industries than a fund that does not concentrate its investments.

FIXED INCOME RISK (JUNO AND U.S. GOVERNMENT BOND FUNDS) - The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

TRACKING ERROR RISK (BENCHMARK FUNDS) - Tracking error risk refers to the risk that the Benchmark Funds' returns may not match or correlate to the returns of their respective benchmarks on either a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, high portfolio turnover rate and leverage all contribute to tracking error.

In addition to these factors, the risk of tracking error for the Large-Cap Europe Fund and the Large-Cap Japan Fund is compounded by the time difference between the close of the foreign securities markets underlying the Funds' respective benchmarks and the time the Funds price their shares at the close of the NYSE.

TRADING HALT RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FOREIGN SECURITIES RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

FOREIGN CURRENCY RISK (LARGE-CAP EUROPE, LARGE-CAP JAPAN, AND SECTOR FUNDS) - The Funds' investments in securities denominated in foreign currencies are subject to currency risk. Currency risks include the following:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations.

- A Fund may incur transaction costs in connection with conversions between various currencies.

Under normal circumstances, the Funds do not plan to hedge against the risks of variation in currency exchange rates relative to the U.S. dollar. As a result, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

SWAP COUNTERPARTY CREDIT RISK (ARKTOS, MEDIUS, MEKROS, LARGE-CAP EUROPE, AND LARGE-CAP JAPAN FUNDS) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

FUTURES AND OPTIONS RISK (ALL FUNDS EXCEPT U.S. GOVERNMENT MONEY MARKET FUND) - The Funds will invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, and for other risk management purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

   FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

   OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Funds may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Funds may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Funds.

   The risks associated with the Funds' use of futures and options contracts include:

   - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.


   - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

   - Although the Funds will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous.

   - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

   - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

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                                       86

PORTFOLIO TURNOVER RATE RISK (ALL FUNDS EXCEPT AND U.S. GOVERNMENT MONEY MARKET
FUND) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK (OTC, ARKTOS, MEDIUS, MEKROS, AND SECTOR FUNDS) - The normal close of trading of securities listed on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SHORT SALES RISK (URSA, ARKTOS, AND JUNO FUNDS) - Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

SMALLER AND MEDIUM ISSUER RISK (MEDIUS, MEKROS, BIOTECHNOLOGY, ELECTRONICS, ENERGY SERVICES, INTERNET, TECHNOLOGY, AND TELECOMMUNICATIONS FUNDS) - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

Investor Class and H Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial professionals.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -- buy, sell or exchange shares of the Funds. You can request an account application by calling Rydex shareholder services at 800.820.0888 or
301.296.5406 or simply download an application from the Rydex Web site -- www.rydexfunds.com. You may also use the Rydex Web site to open certain types of accounts electronically using an e-signature. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your broker will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM INVESTMENT AMOUNTS

THE MINIMUM INITIAL INVESTMENT AMOUNT FOR INVESTOR CLASS AND H CLASS SHARES IS:

- $25,000 FOR SELF-DIRECTED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS)

- $15,000 FOR ACCOUNTS MANAGED BY A REGISTERED INVESTMENT ADVISOR

TO MEET INVESTOR CLASS AND H CLASS SHARES' MINIMUM INVESTMENT AMOUNT REQUIREMENTS, YOU MUST TRANSFER AN EXISTING IRA (OR MULTIPLE IRAs) TO OPEN AN IRA ACCOUNT WITH RYDEX. THERE ARE NO MINIMUM AMOUNTS FOR SUBSEQUENT INVESTMENTS IN THE FUNDS. RYDEX RESERVES THE RIGHT TO MODIFY ITS MINIMUM ACCOUNT REQUIREMENTS AT ANY TIME, WITH OR WITHOUT PRIOR NOTICE TO YOU.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

- You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

- Attach the title page and signature page of trust documents when establishing a trust account.

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                                       88

- When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

- You must provide a street address (Rydex does not accept P.O. Box only addresses).

- BE SURE TO SIGN THE APPLICATION.

BUYING, SELLING AND EXCHANGING FUND SHARES


This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV. Each fund calculates its NAV by:

- Taking the current market value of its total assets

- Subtracting any liabilities

- Dividing that amount by the total number of shares owned by shareholders.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 P.M., Eastern Time). If the primary exchange or market where a Fund's securities or other investments trade closes early - such as on days in advance of holidays generally observed by participants in these markets - the Funds may calculate NAV as of the earlier closing time.

The Large-Cap Europe and Large-Cap Japan Funds value their assets using procedures approved by the Board of Trustees because of the time difference between the close of the relevant foreign exchanges and the time the Large-Cap Europe and Large-Cap Japan Funds price their shares at the close of the NYSE. As such, the value assigned to the Large-Cap Europe and Large-Cap Japan Funds' securities may not be the quoted or published prices of those securities on their primary markets or exchanges. When calculating the NAV of the Large-Cap Europe and Large-Cap Japan Funds, this procedure is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the securities might actually trade if their relevant foreign exchanges were open.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Funds' transfer agent, subject to the Funds' transaction cut-off times. All share transaction orders must be received by the Funds' transfer agent before the cut-off times below to be processed at that Business Day's NAV. The cut-off times allow the Funds' transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
                 FUND                           CUT-OFF TIME (ET)
--------------------------------------------------------------------------------
 ALL BENCHMARK FUNDS                               3:45 P.M.*
--------------------------------------------------------------------------------
 ALL SECTOR FUNDS                                  3:30 P.M.*
--------------------------------------------------------------------------------
 U.S. GOVERNMENT MONEY MARKET FUND                 3:30 P.M.**
--------------------------------------------------------------------------------

* FOR INTERNET TRANSACTIONS IN THE BENCHMARK FUNDS, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME. FOR INTERNET TRANSACTIONS IN THE SECTOR FUNDS, THE CUT-OFF TIME IS 3:45 P.M., EASTERN TIME. FOR MORE INFORMATION ON INTERNET TRANSACTIONS, VISIT www.rydexfunds.com.
** TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER OR EXCHANGE REQUEST BY 3:30 P.M., EASTERN TIME.

EARLY TRANSACTION CUT-OFF TIMES
On any day that a Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your shareholder account through your financial intermediary or other securities dealer, you will ordinarily submit your transaction orders through that intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Funds. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

BUYING FUND SHARES

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Funds transaction cut-off times.

PURCHASE PROCEDURES
The Funds offer you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents, such as travelers checks, money orders, bearer bonds, third-party checks or credit card convenience checks. You may buy shares and send your purchase proceeds by any of the methods described below:

                            INITIAL PURCHASE           SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
BY MAIL                COMPLETE THE ACCOUNT         COMPLETE THE RYDEX
                       APPLICATION THAT             INVESTMENT SLIP INCLUDED
IRA AND OTHER          CORRESPONDS TO THE TYPE      WITH YOUR QUARTERLY
RETIREMENT ACCOUNTS    OF ACCOUNT YOU ARE           STATEMENT OR SEND WRITTEN
REQUIRE ADDITIONAL     OPENING.                     PURCHASE INSTRUCTIONS THAT
PAPERWORK.             - MAKE SURE TO DESIGNATE     INCLUDE:
                         WHICH RYDEX FUND(S)        - YOUR NAME
CALL RYDEX               YOU WANT TO PURCHASE.      - YOUR SHAREHOLDER ACCOUNT
SHAREHOLDER SERVICES   - MAKE SURE YOUR INVESTMENT    NUMBER
TO REQUEST A             MEETS THE ACCOUNT MINIMUM. - WHICH RYDEX FUND(S) YOU
RETIREMENT ACCOUNT                                    WANT TO PURCHASE.
INVESTOR APPLICATION
KIT.

                              MAKE YOUR CHECK PAYABLE TO RYDEX FUNDS.

                              YOUR CHECK MUST BE DRAWN ON A U.S. BANK
                                  AND PAYABLE IN U.S. DOLLARS.

                             INCLUDE THE NAME OF THE RYDEX FUND(S) YOU WANT
                                   TO PURCHASE ON YOUR CHECK.

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                       PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                U.S. GOVERNMENT MONEY MARKET FUND.

                       MAIL YOUR APPLICATION AND    MAIL YOUR WRITTEN PURCHASE
                       CHECK TO:                    INSTRUCTIONS AND CHECK TO:

                       MAILING ADDRESS:

                       RYDEX FUNDS
                       ATTN: OPS. DEPT.
                       9601 BLACKWELL ROAD, SUITE 500
                       ROCKVILLE, MD 20850

                              INITIAL PURCHASE           SUBSEQUENT PURCHASES
--------------------------------------------------------------------------------
BY WIRE                Obtain an account number
                       by completing the account
RYDEX FAX NUMBER:      application that corresponds
301.296.5103           to the type of account you
                       are opening. Then, fax or     Be sure to designate in
RYDEX SHAREHOLDER      mail it to Rydex.             your wire instructions
SERVICES PHONE         - MAKE SURE TO DESIGNATE      which Rydex Fund(s) you
NUMBER:                  WHICH RYDEX FUND(S) YOU        want to purchase.
800.820.0888 OR          WANT TO PURCHASE.
301.296.5406           - MAKE SURE YOUR INVESTMENT
                         MEETS THE ACCOUNT MINIMUM.

                       To obtain "same-day credit" (to get that Business Day's
                       NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
                       - Account Number
                       - Fund Name
                       - Amount of Wire
                       - Fed Wire Reference Number

                       You will receive a confirmation number to verify that your purchase order has been accepted.

                         IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE PROCESSED
                                      UNTIL THE NEXT BUSINESS DAY.

                       WIRE INSTRUCTIONS:

                       U.S. Bank
                       Cincinnati, OH
                       Routing Number: 0420-00013
                       For Account of: Rydex Funds Investor Class or H Class
                                       Shares
                       Account Number: 48038-9030
                       [Your Name]
                       [Your shareholder account number & Fund choice]

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                       PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                 U.S. GOVERNMENT MONEY MARKET FUND.

BY INTERNET
RYDEXPRESS                  FOLLOW THE DIRECTIONS ON THE RYDEX WEB SITE --
INVEST (ACH)                              www.rydexfunds.com

CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:
- if your bank does not honor your check for any reason

- if the transfer agent does not receive your wire transfer

- if the transfer agent does not receive your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND(S) MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND(S) NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND(S) WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Funds redeem their shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Funds' transaction cut-off times.

The Funds may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

REDEMPTION PROCEDURES
The Funds offer you the option to send redemption orders by:


             Rydex Funds
 MAIL        Attn: Ops. Dept
             9601 Blackwell Road, Suite 500
             Rockville, MD 20850

             301.296.5103
 FAX If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.

 TELEPHONE   800.820.0888 or 301.296.5406


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                                       93

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

- your name

- your shareholder account number

- Fund name(s)

- dollar amount or number of shares you would like to sell

- whether you want you sale proceeds sent to you by check, wire or ACH

- signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will a receive confirmation number for your redemption. Please retain it for your records.


REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax-qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

SIGNATURE GUARANTEES
Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the funds.

REDEEMING SHARES BY CHECKWRITING
If you hold shares directly, you may redeem shares from the U.S. Government Money Market Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your U.S. Government Money Market Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting signature card by calling 800.820.0888 or
301.296.5406. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Funds may suspend the checkwriting privilege at any time.

INVOLUNTARY REDEMPTIONS
Any request for a redemption when your account balance is below the currently applicable account minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES

Unlike most mutual funds, Rydex offers unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of Investor Class or H Class Shares of any Fund for Investor Class or H Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Funds' transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Funds offer you the option to send exchange requests by:


             Rydex Funds
 MAIL        Attn: Ops. Dept
             9601 Blackwell Road, Suite 500
             Rockville, MD 20850

             301.296.5103
 FAX If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 to verify that your fax was received.

 TELEPHONE   800.820.0888 or 301.296.5406

 INTERNET    www.rydexfunds.com


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

- your name

- your shareholder account number

- Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

- dollar amount, number of shares or percentage of Fund position involved in the exchange

- signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

EXCHANGES WITH THE RYDEX DYNAMIC FUNDS
You may also exchange shares of the U.S. GOVERNMENT MONEY MARKET FUND for any of the Rydex Dynamic Funds, which are separate mutual funds offered through a separate prospectus. If you are contemplating an exchange for shares of the Rydex Dynamic Funds or any other Rydex Fund not described in this prospectus, you should obtain and review that fund's current prospectus before making the exchange. You can obtain prospectuses for any Rydex Fund not described in this prospectus by calling 800.820.0888 or 301.296.5406 or downloading one from the Rydex Web site -- www.rydexfunds.com.

RYDEX ACCOUNT POLICIES

LOW BALANCE ACCOUNTS

If, for any reason, your account balance across all Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Funds may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.


CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk-free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss.

STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

RYDEXPRESS(TM) CONNECT
RydExpress(TM) Connect offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the Rydex Web site or e-mail. For more information on RydExpress(TM) Connect, please visit the Rydex Web site at www.rydexfunds.com.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:

- $15 for wire transfers of redemption proceeds under $5,000

- $50 on purchase checks returned for insufficient funds

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date

- $15 for standard overnight packages (fee may be higher for special delivery options)

- $25 for bounced draft checks or ACH transactions


- $25 per year for low balance accounts


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN
The Funds have adopted a Distribution (12b-1) Plan and a Shareholder Services Plan with respect to H Class Shares that allows the Funds to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/ or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Funds will pay distribution fees to the Distributor at an annual rate not to exceed ..25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Funds will pay service fees to the Distributor at an annual rate not to exceed ..25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
Income dividends, if any, are paid at least annually by each of the Funds, except the U.S. Government Money Market and U.S. Government Bond Funds, which declare dividends daily and pay them monthly or upon redemption. If you own Fund shares on a Fund's record date, you will be entitled to receive the dividend. The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. The Funds, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Funds in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Funds receive your written notice. To cancel your election, simply send written notice to the Funds.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF EACH FUND
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

- Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends you receive from the Funds will be taxed as ordinary income.

- Any capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

- Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

- Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the Funds through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR
Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr.Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Funds paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2001, based on the average daily net assets for each Fund, as set forth below:


FUND                                               ADVISORY FEE
------------------------------------------------------------------
NOVA*                                                  .75%

URSA*                                                  .90%

OTC                                                    .75%

ARKTOS*                                                .90%

MEDIUS                                                 .90%

MEKROS                                                 .90%

U.S. GOVERNMENT BOND                                   .50%

JUNO*                                                  .90%

LARGE-CAP EUROPE                                       .90%

LARGE-CAP JAPAN                                        .90%

SECTOR FUNDS (EXCEPT PRECIOUS METALS)                  .85%

PRECIOUS METALS                                        .75%

U.S. GOVERNMENT MONEY MARKET                           .50%


* THE ADVISORY FEES PAID REPRESENT THE FEES PAID AT THE MASTER FUND LEVEL.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages each of the Rydex Funds.

NOVA FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Nova Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                YEAR         YEAR        YEAR       YEAR       YEAR
                                               ENDED        ENDED       ENDED      ENDED      ENDED
                                           MARCH 31,    MARCH 31,   MARCH 31,  MARCH 31,  MARCH 31,
                                                2002         2001        2000       1999       1998
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                       $    26.85    $   41.93   $   34.87  $   29.82  $   17.89
                                          ----------    ---------   ---------  ---------  ---------
  Net Investment Income                          .12          .33         .47        .45        .59
  Net Realized and Unrealized
   Gains (Losses) on Securities                (1.28)      (15.41)       6.60       5.01      11.39
                                          ----------    ---------   ---------  ---------  ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations             (1.16)      (15.08)       7.07       5.46      11.98
  Distributions to Shareholders from:
   Net Investment Income                        (.13)          --        (.01)      (.41)        --
   Net Realized Capital Gains                     --           --          --         --       (.05)
                                          ----------    ---------   ---------  ---------  ---------
  Net Increase (Decrease) in
   Net Asset Value                             (1.29)      (15.08)       7.06       5.05      11.93
                                          ----------    ---------   ---------  ---------  ---------
NET ASSET VALUE--END OF YEAR              $    25.56    $   26.85   $   41.93  $   34.87  $   29.82
                                          ==========    =========   =========  =========  =========
TOTAL INVESTMENT RETURN                        (4.36)%     (35.96)%     20.29%     18.54%     67.02%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                1.16%++      1.34%       1.18%      1.19%      1.13%
  Net Expenses                                  1.16%++      1.33%       1.18%      1.19%      1.11%
  Net Investment Income                         0.44%        0.89%       1.26%      1.47%      2.42%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                       401%         117%        311%       445%        --
  Net Assets, End of  Year
   (000's omitted)                        $  222,251    $ 251,333   $ 748,147  $ 655,275  $ 986,247
---------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. FOR THE YEARS ENDED MARCH 31, 1998 AND PRIOR, THE NOVA FUND TYPICALLY HELD MOST OF ITS INVESTMENTS IN OPTIONS AND FUTURES CONTRACTS WHICH ARE DEEMED SHORT-TERM SECURITIES.

URSA FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Ursa Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                YEAR         YEAR           YEAR        YEAR        YEAR
                                               ENDED        ENDED          ENDED       ENDED       ENDED
                                           MARCH 31,    MARCH 31,      MARCH 31,   MARCH 31,   MARCH 31,
                                                2002         2001           2000        1999        1998++
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                       $    10.43    $    7.68      $    8.66   $    9.92   $   14.04
                                          ----------    ---------      ---------   ---------   ---------
  Net Investment Income+                         .16          .40            .32         .25         .38
  Net Realized and Unrealized
   Gains (Losses) on Securities                 (.10)        2.41          (1.24)      (1.48)      (4.46)
                                          ----------    ---------      ---------   ---------   ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations               .06         2.81           (.92)      (1.23)      (4.08)
  Distributions to Shareholders from:
   Net Investment Income                        (.04)        (.06)          (.06)       (.03)       (.04)
   Net Realized Capital Gains                     --           --             --          --          --
                                          ----------    ---------      ---------   ---------   ---------
  Net Increase (Decrease) in
   Net Asset Value                               .02         2.75           (.98)      (1.26)      (4.12)
                                          ----------    ---------      ---------   ---------   ---------
NET ASSET VALUE--END OF YEAR              $    10.45    $   10.43      $    7.68   $    8.66   $    9.92
                                          ==========    =========      =========   =========   =========
TOTAL INVESTMENT RETURN                         0.60%       36.68%        (10.64)%    (12.47)%    (29.06)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                1.31%+++     1.37%+++       1.32%       1.39%       1.36%
  Net Expenses                                  1.31%+++     1.37%+++       1.31%       1.38%       1.34%
  Net Investment Income                         1.56%        4.69%          3.81%       3.29%       3.18%
SUPPLEMENTARY DATA:
  Net Assets, End of Year
   (000's omitted)                        $  214,498    $ 222,939      $ 288,218   $ 482,340   $ 254,225
----------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE PERIODS ENDED JUNE 30, 1995 THROUGH MARCH 31, 1998 HAVE BEEN RESTATED TO REFLECT A 1:2 REVERSE STOCK SPLIT EFFECTIVE AUGUST 14, 1998.

+++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

OTC FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single OTC Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                YEAR         YEAR           YEAR         YEAR        YEAR
                                               ENDED        ENDED          ENDED        ENDED       ENDED
                                           MARCH 31,    MARCH 31,      MARCH 31,    MARCH 31,   MARCH 31,
                                                2002         2001           2000++       1999++      1998++
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                       $    11.19   $    32.40    $     15.90  $      9.23   $    5.98
                                          ----------   ----------    -----------  -----------   ---------
  Net Investment Loss                           (.11)        (.24)          (.22)        (.12)       (.05)
  Net Realized and Unrealized
   Gains (Losses) on Securities                 (.92)      (20.80)         16.88         6.88        3.33
                                          ----------   ----------    -----------  -----------   ---------
  Net Increase (Decrease) in
   Net Asset Value
   Resulting from Operations                   (1.03)      (21.04)         16.66         6.76        3.28
  Distributions to Shareholders from:
   Net Investment Income                          --           --             --           --          --
   Net Realized Capital Gains                     --         (.17)          (.16)        (.09)       (.03)
                                          ----------   ----------    -----------  -----------   ---------
  Net Increase (Decrease) in
   Net Asset Value                             (1.03)      (21.21)         16.50         6.67        3.25
                                          ----------   ----------    -----------  -----------   ---------
NET ASSET VALUE--END OF YEAR              $    10.16   $    11.19    $     32.40  $     15.90   $    9.23
                                          ==========   ==========    ===========  ===========   =========
TOTAL INVESTMENT RETURN                        (9.20)%     (65.19)%       105.32%       73.73%      55.05%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                1.08%        1.16%          1.15%        1.15%       1.13%
  Net Expenses                                  1.08%        1.16%          1.15%        1.15%       1.13%
  Net Investment Income (Loss)                  (.96)%      (1.01)%        (1.01)%      (0.97)%     (0.58)%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                       109%         228%           385%         773%        972%
  Net Assets, End of Year
   (000's omitted)                        $  783,637   $1,043,848    $ 3,762,540  $ 1,277,571   $ 449,794
---------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE PERIODS ENDED JUNE 30, 1995 THROUGH MARCH 31, 2000 HAVE BEEN RESTATED TO REFLECT A 3:1 STOCK SPLIT EFFECTIVE APRIL 14, 2000.

* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

ARKTOS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Funds operations. Certain information reflects financial results for a single Arktos Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                    YEAR         YEAR          YEAR       PERIOD
                                                   ENDED        ENDED         ENDED        ENDED
                                               MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,
                                                    2002         2001          2000++       1999++*
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR             $   35.76    $   17.45     $   40.20    $   75.00
                                               ---------    ---------     ---------    ---------
  Net Investment Income+                            1.01         1.08           .75          .65
  Net Realized and Unrealized
   Gains (Losses) on Securities                    (4.19)       17.23        (23.40)      (35.40)
                                               ---------    ---------     ---------    ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                       (3.18)       18.31        (22.65)      (34.75)
  Distributions to Shareholders from:
   Net Investment Income                            (.29)          --          (.10)        (.05)
   Net Realized Capital Gains                         --           --            --           --
                                               ---------    ---------     ---------    ---------
  Net Increase (Decrease) in Net Asset Value       (3.47)       18.31        (22.75)      (34.80)
                                               ---------    ---------     ---------    ---------
NET ASSET VALUE--END OF YEAR                   $   32.29    $   35.76     $   17.45    $   40.20
                                               =========    =========     =========    =========
TOTAL INVESTMENT RETURN                            (8.84)%     104.93%       (56.39)%     (46.35)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                    1.35%+++     1.34%+++      1.46%        1.38%**
  Net Expenses                                      1.35%+++     1.33%+++      1.46%        1.37%**
  Net Investment Income                             3.16%        6.27%         2.67%        2.20%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                          --        1,788%        1,157%       1,332%
  Net Assets, End of Year (000's omitted)      $ 113,904    $  79,028     $ 103,160    $ 118,622
---------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ PER SHARE AMOUNTS FOR THE PERIODS ENDED MARCH 31, 1999 AND MARCH 31, 2000 HAVE BEEN RESTARTED TO REFLECT A 1:5 REVERSE STOCK SPLIT EFFECTIVE APRIL 14, 2000.

+++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

* COMMENCEMENT OF OPERATIONS: SEPTEMBER 3, 1998.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

MEDIUS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Funds operations. Certain information reflects financial results for a single Medius Fund H Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                             PERIOD
                                                                              ENDED
                                                                          MARCH 31,
                                                                              2002*
-----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                       $    25.00
                                                                         ----------
  Net Investment Income+                                                       (.03)
  Net Realized and Unrealized Gains (Losses) on Securities                     1.11
                                                                         ----------
  Net Increase (Decrease) in Net Asset Value Resulting from Operations         1.08
  Distributions to Shareholders from:
   Net Investment Income                                                         --
   Net Realized Capital Gains                                                    --
                                                                         ----------
  Net Increase (Decrease) in Net Asset Value                                   1.08
                                                                         ----------
NET ASSET VALUE--END OF YEAR                                             $    26.08
                                                                         ==========
TOTAL INVESTMENT RETURN                                                        4.32%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                               1.71%**
  Net Expenses                                                                 1.71%**
  Net Investment Income                                                       (0.19)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                    893%
  Net Assets, End of Year (000's omitted)                                $  116,176
-----------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

* SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 16, 2001.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

MEKROS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Funds operations. Certain information reflects financial results for a single Mekros Fund H Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                               YEAR      PERIOD
                                                                              ENDED       ENDED
                                                                          MARCH 31,   MARCH 31,
                                                                               2002       2001*
-----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                       $    19.99  $    25.00
                                                                         ----------  ----------
  Net Investment Income+                                                        .16         .42
  Net Realized and Unrealized Gains (Losses) on Securities                     2.46       (5.43)
                                                                         ----------  ----------
  Net Increase (Decrease) in Net Asset Value Resulting from Operations         2.62       (5.01)
  Distributions to Shareholders from:
   Net Investment Income                                                         --          --
   Net Realized Capital Gains                                                    --          --
                                                                         ----------  ----------
  Net Increase (Decrease) in Net Asset Value                                   2.62       (5.01)
                                                                         ----------  ----------
NET ASSET VALUE--END OF YEAR                                             $    22.61  $    19.99
                                                                         ==========  ==========
TOTAL INVESTMENT RETURN                                                       13.11%     (20.04)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                               1.61%       1.74%**
  Net Expenses                                                                 1.61%       1.73%**
  Net Investment Income                                                        0.74%       4.24%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                    714%         --
  Net Assets, End of Year (000's omitted)                                $  120,045  $   36,704
-----------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

* SINCE THE COMMENCEMENT OF OPERATIONS: NOVEMBER 1, 2000.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT BOND FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single U.S. Government Bond Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                  YEAR       YEAR       YEAR       YEAR       YEAR
                                                 ENDED      ENDED      ENDED      ENDED      ENDED
                                             MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                                                  2002       2001       2000       1999       1998
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                           $   9.82    $  9.34   $  10.05   $  10.04  $    8.52
                                              --------    -------   --------   --------  ---------
  Net Investment Income+                           .43        .42        .46        .42        .45
  Net Realized and Unrealized
   Gains (Losses) on Securities                   (.70)       .48       (.71)       .02       1.50
                                              --------    -------   --------   --------  ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                (.27)       .90       (.25)       .44       1.95
  Distributions to Shareholders from:
   Net Investment Income                          (.43)      (.42)      (.46)      (.42)      (.43)
   Net Realized Capital Gains                       --         --         --       (.01)        --
                                              --------    -------   --------   --------  ---------
  Net Increase (Decrease) in
   Net Asset Value                                (.70)       .48       (.71)       .01       1.52
                                              --------    -------   --------   --------  ---------
NET ASSET VALUE--END OF YEAR                  $   9.12    $  9.82   $   9.34   $  10.05  $   10.04
                                              ========    =======   ========   ========  =========
TOTAL INVESTMENT RETURN                          (2.88)%     9.81%     (2.26)%     4.24%     24.72%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                  0.88%      0.97%      0.93%      0.97%      1.13%
  Net Expenses                                    0.88%      0.96%      0.92%      0.96%      1.11%
  Net Investment Income                           4.39%      4.38%      5.01%      3.88%      4.65%
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate*                         860%     1,107%       890%     1,339%     1,496%
  Net Assets, End of Year
   (000's omitted)                            $ 14,138    $80,686   $ 28,105   $ 27,623  $  20,508
----------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

* PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

JUNO FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Juno Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                      YEAR        YEAR        YEAR        YEAR         YEAR
                                                     ENDED       ENDED       ENDED       ENDED        ENDED
                                                 MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,    MARCH 31,
                                                      2002        2001        2000        1999         1998
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
  BEGINNING OF YEAR                              $    8.53   $    9.00    $   8.70   $    8.65    $    9.69
                                                 ---------   ---------    --------   ---------    ---------
  Net Investment Income+                               .09         .41         .31         .27          .16
  Net Realized and Unrealized
   Gains (Losses) on Securities                        .18        (.88)        .04        (.20)       (1.12)
                                                 ---------   ---------    --------   ---------    ---------
  Net Increase (Decrease) in Net Asset
   Value Resulting from Operations                     .27        (.47)        .35         .07         (.96)
  Distributions to Shareholders from:
   Net Investment Income                                --          --        (.05)       (.02)        (.08)
   Net Realized Capital Gains                           --          --          --          --           --
                                                 ---------   ---------    --------   ---------    ---------
  Net Increase (Decrease) in
   Net Asset Value                                     .27        (.47)        .30         .05        (1.04)
                                                 ---------   ---------    --------   ---------    ---------
NET ASSET VALUE--END OF YEAR                     $    8.80   $    8.53    $   9.00   $    8.70    $    8.65
                                                 =========   =========    ========   =========    =========
TOTAL INVESTMENT RETURN                               3.17%      (5.22)%      3.97%       0.78%       (9.92)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                      1.41%++     1.33%++     1.47%       1.57%        1.61%
  Net Expenses                                        1.41%++     1.33%++     1.47%       1.56%        1.59%
  Net Investment Income                               1.12%       4.61%       3.39%       3.25%        3.55%
SUPPLEMENTARY DATA:
  Net Assets, End of Year (000's omitted)        $  32,293   $  10,745    $  9,941   $  12,789    $  12,887
--------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

++ RATIOS TO AVERAGE NET ASSETS INCLUDE EXPENSES OF THE CORRESPONDING MASTER PORTFOLIO.

LARGE-CAP EUROPE FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Funds operations. Certain information reflects financial results for a single Large-Cap Europe Fund H Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has beenaudited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                         YEAR        PERIOD
                                                                                        ENDED         ENDED
                                                                                    MARCH 31,     MARCH 31,
                                                                                         2002          2001*
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                               $      17.72    $   25.00
                                                                                 ------------    ---------
  Net Investment Income+                                                                  .19          .83
  Net Realized and Unrealized Gains (Losses) on Securities                              (2.61)       (8.11)
                                                                                 ------------    ---------
  Net Increase (Decrease) in Net Asset Value Resulting from Operations                  (2.42)       (7.28)
  Distributions to Shareholders from:
   Net Investment Income                                                                   --           --
   Net Realized Capital Gains                                                              --           --
                                                                                 ------------    ---------
  Net Increase (Decrease) in Net Asset Value                                            (2.42)       (7.28)
                                                                                 ------------    ---------
NET ASSET VALUE--END OF YEAR                                                     $      15.30    $   17.72
                                                                                 ============    =========
TOTAL INVESTMENT RETURN                                                                (13.66)%     (29.12)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                                         1.76%        2.06%**
  Net Expenses                                                                           1.76%        2.06%**
  Net Investment Income                                                                  1.18%        4.03%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                               --          350%
  Net Assets, End of Year (000's omitted)                                        $      9,697    $   9,977
-------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

* SINCE THE COMMENCEMENT OF OPERATION:  MAY 8, 2000.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

LARGE-CAP JAPAN FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Funds operations. Certain information reflects financial results for a single Large-Cap Japan Fund H Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                         YEAR       PERIOD
                                                                                        ENDED        ENDED
                                                                                    MARCH 31,    MARCH 31,
                                                                                         2002         2001*
-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                               $      13.04    $   25.00
                                                                                 ------------    ---------
  Net Investment Income+                                                                  .16          .69
  Net Realized and Unrealized Gains (Losses) on Securities                              (4.11)      (12.65)
                                                                                 ------------    ---------
  Net Increase (Decrease) in Net Asset Value Resulting from Operations                  (3.95)      (11.96)
  Distributions to Shareholders from:
   Net Investment Income                                                                   --           --
   Net Realized Capital Gains                                                              --           --
                                                                                 ------------    ---------
  Net Increase (Decrease) in Net Asset Value                                            (3.95)      (11.96)
                                                                                 ------------    ---------
NET ASSET VALUE--END OF YEAR                                                     $       9.09    $   13.04
                                                                                 ============    =========
TOTAL INVESTMENT RETURN                                                                (30.29)%     (47.84)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                                         1.84%        1.77%**
  Net Expenses                                                                           1.84%        1.77%**
  Net Investment Income                                                                  1.44%        4.17%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                               --          699%
  Net Assets, End of Year (000's omitted)                                        $     23,873    $  14,606
-------------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

* SINCE THE COMMENCEMENT OF OPERATIONS: MAY 8, 2000.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

BANKING FUND & BASIC MATERIALS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                 BANKING FUND
--------------------------------------------------------------------------------------------------
                                                      YEAR        YEAR       YEAR      PERIOD
                                                     ENDED       ENDED      ENDED       ENDED
                                                 MARCH 31,   MARCH 31,  MARCH 31,   MARCH 31,
                                                      2002        2001       2000        1999*
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $    8.27   $    7.31  $    8.77   $   10.00
                                                 ---------   ---------  ---------   ---------
  Net Investment Income (Loss)+                        .12         .14        .07         .01
  Net Realized and Unrealized Gains (Losses)
   on Securities                                       .53         .82      (1.53)      (1.24)
                                                 ---------   ---------  ---------   ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                           .65         .96      (1.46)      (1.23)
  Distributions to Shareholders from:
   Net Investment Income                              (.29)         --         --          --
   Net Realized Capital Gains                           --          --         --          --
                                                 ---------   ---------  ---------   ---------
  Net Increase (Decrease) in Net Asset Value           .36         .96      (1.46)      (1.23)
                                                 ---------   ---------  ---------   ---------
NET ASSET VALUE--END OF YEAR                     $    8.63   $    8.27  $    7.31   $    8.77
                                                 =========   =========  =========   =========
TOTAL INVESTMENT RETURN                               8.30%      13.13%    (16.65)%    (12.30)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                      1.50%       1.30%      1.58%       1.58%**
  Net Expenses                                        1.50%       1.29%      1.57%       1.57%**
  Net Investment Income (Loss)                        1.49%       1.77%      0.87%       0.13%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                         1,292%      1,394%     3,829%     11,211%
  Net Assets, End of Period (000's omitted)      $  28,992   $  38,508  $  39,546   $   7,827
--------------------------------------------------------------------------------------------------


                                       113

                                                                         BASIC MATERIALS FUND
--------------------------------------------------------------------------------------------------
                                                      YEAR        YEAR       YEAR      PERIOD
                                                     ENDED       ENDED      ENDED       ENDED
                                                 MARCH 31,   MARCH 31,  MARCH 31,   MARCH 31,
                                                      2002        2001       2000        1999*
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR               $    7.01   $    7.97    $  7.75   $   10.00
                                                 ---------   ---------    -------   ---------
  Net Investment Income (Loss)+                        .09         .06        .20          --
  Net Realized and Unrealized Gains (Losses)
   on Securities                                      1.09       (1.02)       .02       (2.25)
                                                 ---------   ---------    -------   ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                          1.18        (.96)       .22       (2.25)
  Distributions to Shareholders from:
   Net Investment Income                              (.09)         --         --          --
   Net Realized Capital Gains                           --          --         --          --
                                                 ---------   ---------    -------   ---------
  Net Increase (Decrease) in Net Asset Value          1.09        (.96)       .22       (2.25)
                                                 ---------   ---------    -------   ---------
NET ASSET VALUE--END OF YEAR                     $    8.10   $    7.01    $  7.97   $    7.75
                                                 =========   =========    =======   =========
TOTAL INVESTMENT RETURN                              16.89%     (12.05)%     2.84%     (22.50)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                      1.41%       1.52%      1.54%       1.62%**
  Net Expenses                                        1.41%       1.52%      1.53%       1.61%**
  Net Investment Income (Loss)                        1.12%       0.79%      2.21%      (0.02)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                         1,523%      2,600%     3,641%      5,704%
  Net Assets, End of Period (000's omitted)      $  45,716   $  16,593    $16,851   $   2,179
--------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--BANKING FUND AND BASIC MATERIALS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

BIOTECHNOLOGY FUND & CONSUMER PRODUCTS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                           BIOTECHNOLOGY FUND
------------------------------------------------------------------------------------------------------
                                                        YEAR        YEAR       YEAR      PERIOD
                                                       ENDED       ENDED      ENDED       ENDED
                                                   MARCH 31,   MARCH 31,  MARCH 31,   MARCH 31,
                                                        2002        2001       2000        1999*
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                 $   21.66    $  28.88   $  12.81     $ 10.00
                                                   ---------    --------   --------     -------
  Net Investment Loss+                                  (.28)       (.35)      (.34)       (.16)
  Net Realized and Unrealized Gains on Securities       (.52)      (6.87)     16.45        2.97
                                                   ---------    --------   --------     -------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            (.80)      (7.22)     16.11        2.81
  Distributions to Shareholders from:
   Net Investment Income                                  --          --         --          --
   Net Realized Capital Gains                             --          --       (.04)         --
                                                   ---------    --------   --------     -------
  Net Increase (Decrease) in Net Asset Value            (.80)      (7.22)     16.07        2.81
                                                   ---------    --------   --------     -------
NET ASSET VALUE--END OF YEAR                       $   20.86    $  21.66   $  28.88     $ 12.81
                                                   =========    ========   ========     =======
TOTAL INVESTMENT RETURN                                (3.69)%    (25.00)%   125.98%      28.10%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.23%       1.24%      1.42%       1.56%**
  Net Expenses                                          1.23%       1.23%      1.41%       1.55%**
  Net Investment Loss                                  (1.20)%     (1.17)%    (1.29)%     (1.52)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             390%        305%       699%      2,670%
  Net Assets, End of Period (000's omitted)        $ 218,263    $283,407   $456,303     $38,205
------------------------------------------------------------------------------------------------------


                                       115

                                                                         CONSUMER PRODUCTS FUND
------------------------------------------------------------------------------------------------------
                                                        YEAR        YEAR        YEAR     PERIOD
                                                       ENDED       ENDED       ENDED      ENDED
                                                   MARCH 31,   MARCH 31,   MARCH 31,  MARCH 31,
                                                        2002        2001        2000       1999*
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                   $  7.18    $   7.56     $  9.71    $ 10.00
                                                     -------    --------     -------    -------
  Net Investment Loss+                                   .04         .07         .04         --
  Net Realized and Unrealized Gains on Securities       1.16        (.45)      (1.84)      (.29)
                                                     -------    --------     -------    -------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            1.20        (.38)      (1.80)      (.29)
  Distributions to Shareholders from:
   Net Investment Income                                (.02)         --          --         --
   Net Realized Capital Gains                             --          --        (.35)        --
                                                     -------    --------     -------    -------
  Net Increase (Decrease) in Net Asset Value            1.18        (.38)      (2.15)      (.29)
                                                     -------    --------     -------    -------
NET ASSET VALUE--END OF YEAR                         $  8.36    $   7.18     $  7.56    $  9.71
                                                     =======    ========     =======    =======
TOTAL INVESTMENT RETURN                                16.71%      (5.03)%    (19.20)%    (2.90)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                        1.56%       1.23%       1.37%      1.55%**
  Net Expenses                                          1.56%       1.22%       1.36%      1.54%**
  Net Investment Loss                                   0.53%       0.94%       0.49%     (0.03)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                             890%      1,907%      5,466%     1,255%
  Net Assets, End of Period (000's omitted)          $20,083    $  8,503     $ 9,181    $ 1,280
------------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--BIOTECHNOLOGY FUND; JULY 6,1998--CONSUMER PRODUCTS FUND.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

ELECTRONICS FUND & ENERGY FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                       ELECTRONICS FUND
--------------------------------------------------------------------------------------------------------
                                                         YEAR          YEAR          YEAR        PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                         2002          2001          2000          1999*
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $   16.54     $   40.10     $   14.02     $   10.00
                                                    ---------     ---------     ---------     ---------
  Net Investment Income (Loss)+                          (.18)         (.36)         (.30)         (.15)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                          .60        (23.02)        26.38          4.17
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              .42        (23.38)        26.08          4.02
  Distributions to Shareholders from:
   Net Investment Income                                   --            --            --            --
   Net Realized Capital Gains                              --          (.18)           --            --
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value              .42        (23.56)        26.08          4.02
                                                    ---------     ---------     ---------     ---------
NET ASSET VALUE--END OF YEAR                        $   16.96     $   16.54     $   40.10     $   14.02
                                                    =========     =========     =========     =========
TOTAL INVESTMENT RETURN                                  2.54%       (58.48)%      186.02%        40.20%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.29%         1.36%         1.29%         1.57%**
  Net Expenses                                           1.29%         1.35%         1.28%         1.56%**
  Net Investment Income (Loss)                          (1.08)%       (1.09)%       (1.14)%       (1.23)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            1,279%          705%        1,162%        3,011%
  Net Assets, End of Period (000's omitted)         $  96,671     $  70,131     $ 274,554     $  12,814
--------------------------------------------------------------------------------------------------------


                                       117

                                                                                            ENERGY FUND
--------------------------------------------------------------------------------------------------------
                                                         YEAR          YEAR          YEAR        PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                         2002          2001          2000          1999*
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $   11.43     $   10.87     $    8.99     $   10.00
                                                    ---------     ---------     ---------     ---------
  Net Investment Income (Loss)+                           .12          (.08)          .08           .05
  Net Realized and Unrealized Gains (Losses)
   on Securities                                         (.19)          .64          1.80         (1.06)
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                             (.07)          .56          1.88         (1.01)
  Distributions to Shareholders from:
   Net Investment Income                                 (.10)           --            --            --
   Net Realized Capital Gains                              --            --            --            --
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value             (.17)          .56          1.88         (1.01)
                                                    ---------     ---------     ---------     ---------
NET ASSET VALUE--END OF YEAR                        $   11.26     $   11.43     $   10.87     $    8.99
                                                    =========     =========     =========     =========
TOTAL INVESTMENT RETURN                                 (0.52)%        5.15%        20.91%       (10.10)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.32%         1.64%         1.58%         1.62%**
  Net Expenses                                           1.32%         1.63%         1.57%         1.62%**
  Net Investment Income (Loss)                           1.06%        (0.70)%        0.83%         0.69%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            1,502%        1,707%        2,854%        6,070%
  Net Assets, End of Period (000's omitted)         $  31,769     $  15,715     $  13,980     $  17,442
--------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--ELECTRONICS FUND; APRIL 21, 1998--ENERGY FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

ENERGY SERVICES FUND & FINANCIAL SERVICES FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                   ENERGY SERVICES FUND
--------------------------------------------------------------------------------------------------------
                                                         YEAR          YEAR          YEAR        PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                         2002          2001          2000          1999*
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $    9.10     $    9.31     $    6.02     $   10.00
                                                    ---------     ---------     ---------     ---------
  Net Investment Income (Loss)+                          (.06)         (.04)         (.06)         (.07)
  Net Realized and Unrealized
   Gains (Losses) on Securities                         (1.55)         (.17)         3.35         (3.91)
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                            (1.61)         (.21)         3.29         (3.98)
  Distributions to Shareholders from
   Net Investment Income                                   --            --            --            --
   Net Realized Capital Gains                              --            --            --            --
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value            (1.61)         (.21)         3.29         (3.98)
                                                    ---------     ---------     ---------     ---------
NET ASSET VALUE--END OF YEAR                        $    7.49     $    9.10     $    9.31     $    6.02
                                                    =========     =========     =========     =========
TOTAL INVESTMENT RETURN                                (17.69)%       (2.26)%       54.65%       (39.80)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.54%         1.26%         1.58%         1.58%**
  Net Expenses                                           1.54%         1.25%         1.57%         1.57%**
  Net Investment Income (Loss)                          (0.74)%       (0.41)%       (0.81)%       (1.14)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              949%          944%        1,794%        3,170%
  Net Assets, End of Period (000's omitted)         $  51,983     $  50,159     $  54,609     $  74,135
--------------------------------------------------------------------------------------------------------


                                       119

                                                                                FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------------------------------
                                                         YEAR          YEAR          YEAR        PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                         2002          2001          2000          1999*
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $   10.00     $    9.48     $    9.99     $   10.00
                                                    ---------     ---------     ---------     ---------
  Net Investment Income (Loss)+                           .04           .06          (.01)         (.01)
  Net Realized and Unrealized
   Gains (Losses) on Securities                           .29           .46          (.49)           --
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              .33           .52          (.50)         (.01)
  Distributions to Shareholders from
   Net Investment Income                                 (.10)           --            --            --
   Net Realized Capital Gains                              --            --          (.01)           --
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value              .23           .52          (.51)         (.01)
                                                    ---------     ---------     ---------     ---------
NET ASSET VALUE--END OF YEAR                        $   10.23     $   10.00     $    9.48     $    9.99
                                                    =========     =========     =========     =========
TOTAL INVESTMENT RETURN                                  3.39%         5.49%        (4.97)%       (0.10)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.51%         1.24%         1.72%         1.58%**
  Net Expenses                                           1.51%         1.23%         1.71%         1.57%**
  Net Investment Income (Loss)                           0.43%         0.58%        (0.15)%       (0.07)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            1,110%        1,271%        2,770%        7,269%
  Net Assets, End of Period (000's omitted)         $  25,147     $  35,190     $ 145,449     $  22,165
--------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--ENERGY SERVICES FUND; APRIL 2, 1998--FINANCIAL SERVICES FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

HEALTH CARE FUND & INTERNET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                       HEALTH CARE FUND
-------------------------------------------------------------------------------------------------------
                                                         YEAR          YEAR          YEAR        PERIOD
                                                        ENDED         ENDED         ENDED         ENDED
                                                    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                                         2002          2001          2000         1999*
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $   11.25     $   10.25     $   11.45     $   10.00
                                                    ---------     ---------     ---------     ---------
  Net Investment Loss+                                   (.04)         (.05)         (.04)         (.02)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                          .15          1.05         (1.15)         1.47
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                              .11          1.00         (1.19)         1.45
  Distributions to Shareholders from:
   Net Investment Income                                   --            --            --            --
   Net Realized Capital Gains                              --            --          (.01)           --
                                                    ---------     ---------     ---------     ---------
  Net Increase (Decrease) in Net Asset Value              .11          1.00         (1.20)         1.45
                                                    ---------     ---------     ---------     ---------
NET ASSET VALUE--END OF YEAR                        $   11.36     $   11.25     $   10.25     $   11.45
                                                    =========     =========     =========     =========
TOTAL INVESTMENT RETURN                                  0.98%         9.76%       (10.44)%       14.50%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.37%         1.55%         1.41%         1.44%**
  Net Expenses                                           1.37%         1.54%         1.41%         1.43%**
  Net Investment Loss                                   (0.36)%       (0.39)%       (0.36)%       (0.21)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                              936%        1,399%        4,850%        4,465%
  Net Assets, End of Period (000's omitted)         $  20,567     $  42,495     $  30,729     $  14,016
-------------------------------------------------------------------------------------------------------


                                       121

                                                              INTERNET FUND
------------------------------------------------------------------------------
                                                         YEAR        PERIOD
                                                        ENDED         ENDED
                                                    MARCH 31,     MARCH 31,
                                                         2002          1999++*
------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $   41.80     $  200.00
                                                    ---------     ---------
  Net Investment Loss+                                   (.31)        (1.60)
  Net Realized and Unrealized Gains (Losses)
   on Securities                                       (10.94)      (156.60)
                                                    ---------     ---------
  Net Increase (Decrease) in Net Asset Value
   Resulting from Operations                           (11.25)      (158.20)
  Distributions to Shareholders from:
   Net Investment Income                                   --            --
   Net Realized Capital Gains                              --            --
                                                    ---------     ---------
  Net Increase (Decrease) in Net Asset Value           (11.25)      (158.20)
                                                    ---------     ---------
NET ASSET VALUE--END OF YEAR                        $   30.55     $   41.80
                                                    =========     =========
TOTAL INVESTMENT RETURN                                (26.91)%      (79.10)%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                         1.21%         1.61%**
  Net Expenses                                           1.21%         1.61%**
  Net Investment Loss                                   (1.15)%       (1.43)%**
SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                            2,186%        1,937%
  Net Assets, End of Period (000's omitted)         $   3,124     $   1,625
------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

++ PER SHARE AMOUNTS FOR THE PERIOD ENDED MARCH 31, 2001 HAVE BEEN RESTATED TO REFLECT A 1:20 REVERSE STOCK SPLIT EFFECTIVE APRIL 20, 2001.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 17, 1998--HEALTH CARE FUND; APRIL 6, 2000--INTERNET FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

LEISURE FUNDS & PRECIOUS METALS FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)


The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                                                                   LEISURE FUND
---------------------------------------------------------------------------------------------------------------
                                                            YEAR            YEAR           YEAR          PERIOD
                                                           ENDED           ENDED          ENDED           ENDED
                                                       MARCH 31,       MARCH 31,      MARCH 31,       MARCH 31,
                                                            2002            2001           2000            1999*
                                                     -----------    ------------    -----------     -----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                   $      8.52    $      11.10    $     11.21     $     10.00
                                                     -----------    ------------    -----------     -----------
 Net Investment Income (Loss)+                              (.11)           (.12)           .03            (.08)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                             (.41)          (2.46)          (.04)           1.29
                                                     -----------    ------------    -----------     -----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                 (.52)          (2.58)          (.01)           1.21
 Distributions to Shareholders from
  Net Investment Income                                       --              --             --              --
  Net Realized Capital Gains                                  --              --           (.10)             --
                                                     -----------    ------------    -----------     -----------
 Net Increase (Decrease) in Net Asset Value                 (.52)          (2.58)          (.11)           1.21
                                                     -----------    ------------    -----------     -----------
NET ASSET VALUE--END OF YEAR                         $      8.00    $       8.52    $     11.10     $     11.21
                                                     ===========    ============    ===========     ===========
TOTAL INVESTMENT RETURN                                    (6.10%)        (23.24)%        (0.07)%         12.10%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                             1.57%           1.55%          1.58%           1.59%**
 Net Expenses                                               1.57%           1.55%          1.58%           1.59%**
 Net Investment Income (Loss)                              (1.27%)         (1.18)%         0.30%          (0.76)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                2,609%          2,756%         5,734%          5,581%
 Net Assets, End of Period (000's omitted)           $    11,443    $      1,277    $     5,563     $     4,796
---------------------------------------------------------------------------------------------------------------


                                       123


                                                                                                             PRECIOUS METALS FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR           YEAR          YEAR         PERIOD          YEAR
                                                                  ENDED          ENDED         ENDED          ENDED         ENDED
                                                              MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,
                                                                   2002           2001        2000++         1999++        1998++
                                                            -----------   ------------   -----------    -----------   -----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                          $     17.73   $      18.80   $     20.95    $     29.10   $     38.20
                                                            -----------   ------------   -----------    -----------   -----------
 Net Investment Income (Loss)+                                     0.01           0.05          (.10)          (.15)           --
 Net Realized and Unrealized Gains (Losses) on Securities         10.30          (1.12)        (2.05)         (8.00)        (9.10)
                                                            -----------   ------------   -----------    -----------   -----------

 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                       10.31          (1.07)        (2.15)         (8.15)        (9.10)
 Distributions to Shareholders from
  Net Investment Income                                            (.14)            --            --             --            --
  Net Realized Capital Gains                                         --             --            --             --            --
                                                            -----------   ------------   -----------    -----------   -----------
 Net Increase (Decrease) in Net Asset Value                       10.17          (1.07)        (2.15)         (8.15)        (9.10)
                                                            -----------   ------------   -----------    -----------   -----------
NET ASSET VALUE--END OF YEAR                                $     27.90   $      17.73   $     18.80    $     20.95   $     29.10
                                                            ===========   ============   ===========    ===========   ===========
TOTAL INVESTMENT RETURN                                           58.44%         (5.69)%      (10.26)%       (28.01)%      (23.82)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                    1.39%          1.18%         1.23%          1.37%         1.42%
 Net Expenses                                                      1.39%          1.17%         1.23%          1.36%         1.41%
 Net Investment Income (Loss)                                      0.07%          0.30%        (0.34)%        (0.69)%        0.05%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                         839%           822%        1,004%         1,191%          752%
 Net Assets, End of Period (000's omitted)                  $    59,625   $     25,096   $    37,780    $    26,823   $    34,538
---------------------------------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.


++ PER SHARE AMOUNTS FOR THE PERIODS END JUNE 30, 1996 THROUGH MARCH 31, 2000 HAVE BEEN RESTARTED TO REFLECT A 1:5 REVERSE STOCK SPLIT EFFECTIVE APRIL 14, 2000.


*   SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--LEISURE FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

RETAILING FUND & TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                                  RETAILING FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR           YEAR            YEAR           PERIOD
                                                                           ENDED          ENDED           ENDED            ENDED
                                                                       MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                                                            2002           2001            2000             1999*
                                                                    ------------    -----------     -----------      -----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                  $      10.29    $     13.22     $     13.54      $     10.00
                                                                    ------------    -----------     -----------      -----------
 Net Investment Gain (Loss)+                                                (.10)          (.09)            .02             (.10)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                              .93          (2.84)           (.23)            3.64
                                                                    ------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                  .83          (2.93)           (.21)            3.54
 Distributions to Shareholders from
  Net Investment Loss                                                         --             --              --               --
  Net Realized Capital Gains                                                  --             --            (.11)              --
                                                                    ------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value                                  .83          (2.93)           (.32)            3.54
                                                                    ------------    -----------     -----------      -----------
NET ASSET VALUE--END OF YEAR                                        $      11.12    $     10.29     $     13.22      $     13.54
                                                                    ============    ===========     ===========      ===========

TOTAL INVESTMENT RETURN                                                     8.07%        (22.16)%         (1.51)%          35.40%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                             1.44%          1.51%           1.44%            1.42%**
 Net Expenses                                                               1.44%          1.50%           1.44%            1.42%**
 Net Investment Income (Loss)                                              (0.92%)        (0.78)%          0.16%           (0.81)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                2,030%         3,062%          2,537%           3,243%
 Net Assets, End of Period (000's omitted)                          $     21,667    $    33,228     $    81,097      $    45,219
--------------------------------------------------------------------------------------------------------------------------------


                                      125

                                                                                                                 TECHNOLOGY FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR           YEAR            YEAR           PERIOD
                                                                           ENDED          ENDED           ENDED            ENDED
                                                                       MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                                                            2002           2001            2000             1999*
                                                                   -------------    -----------     -----------      -----------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                 $       12.70    $     31.59     $     17.02      $     10.00
                                                                   -------------    -----------     -----------      -----------
 Net Investment Gain (Loss)+                                                (.15)          (.24)           (.19)            (.16)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                            (1.55)        (18.65)          14.76             7.18
                                                                   -------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                (1.70)        (18.89)          14.57             7.02
 Distributions to Shareholders from
  Net Investment Loss                                                         --             --              --               --
  Net Realized Capital Gains                                                  --             --              --               --
                                                                   -------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value                                (1.70)        (18.89)          14.57             7.02
                                                                   -------------    -----------     -----------      -----------
NET ASSET VALUE--END OF YEAR                                       $       11.00    $     12.70     $     31.59      $     17.02
                                                                   =============    ===========     ===========      ===========
TOTAL INVESTMENT RETURN                                                   (13.39)%       (59.80)%         85.61%           70.20%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                             1.44%          1.30%           1.41%            1.39%**
 Net Expenses                                                               1.44%          1.30%           1.40%            1.39%**
 Net Investment Income (Loss)                                              (1.21)%        (1.01)%         (0.85)%          (1.23)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                1,017%         2,202%          4,929%           4,598%
 Net Assets, End of Period (000's omitted)                         $      35,815    $    26,660     $    90,002      $    24,400
--------------------------------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--RETAILING FUND; APRIL 14, 1998--TECHNOLOGY FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

TELECOMMUNICATIONS FUND & TRANSPORTATION FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand each Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                         TELECOMMUNICATIONS FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR           YEAR            YEAR           PERIOD
                                                                           ENDED          ENDED           ENDED            ENDED
                                                                       MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                                                            2002           2001            2000             1999*
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                 $        8.01    $     20.39     $     13.03      $     10.00
                                                                   -------------    -----------     -----------      -----------
 Net Investment Loss+                                                       (.04)          (.10)           (.10)            (.04)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                            (2.90)        (12.28)           7.47             3.07
                                                                   -------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                (2.94)        (12.38)           7.37             3.03
 Distributions to Shareholders from
  Net Investment Income                                                       --             --              --               --
  Net Realized Capital Gains                                                (.03)            --            (.01)              --
                                                                   -------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value                                (2.97)        (12.38)           7.36             3.03
                                                                   -------------    -----------     -----------      -----------
NET ASSET VALUE--END OF YEAR                                       $        5.04    $      8.01     $     20.39      $     13.03
                                                                   =============    ===========     ===========      ===========
TOTAL INVESTMENT RETURN                                                   (36.84)%       (60.72)%         56.54%           30.30%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                             1.51%          1.37%           1.50%            1.56%**
 Net Expenses                                                               1.51%          1.37%           1.49%            1.55%**
 Net Investment Loss                                                       (0.60)%        (0.65)%         (0.59)%          (0.34)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                1,192%         1,273%          1,555%           2,788%
 Net Assets, End of Period (000's omitted)                         $       4,530    $     9,924     $    66,904      $    12,300
--------------------------------------------------------------------------------------------------------------------------------


                                    127

                                                                                                             TRANSPORTATION FUND
--------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR           YEAR            YEAR           PERIOD
                                                                           ENDED          ENDED           ENDED            ENDED
                                                                       MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                                                            2002           2001            2000            1999*
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                 $        6.42    $      6.24     $      7.99      $     10.00
                                                                   -------------    -----------     -----------      -----------
 Net Investment Loss+                                                       (.03)            --            (.07)            (.03)
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                              .56            .18           (1.68)           (1.98)
                                                                   -------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                  .53            .18           (1.75)           (2.01)
 Distributions to Shareholders from
  Net Investment Income                                                       --             --              --               --
  Net Realized Capital Gains                                                  --             --              --               --
                                                                   -------------    -----------     -----------      -----------
 Net Increase (Decrease) in Net Asset Value                                  .53            .18           (1.75)           (2.01)
                                                                   -------------    -----------     -----------      -----------
NET ASSET VALUE--END OF YEAR                                       $        6.95    $      6.42     $      6.24      $      7.99
                                                                   =============    ===========     ===========      ===========
TOTAL INVESTMENT RETURN                                                     8.26%          2.88%         (21.90)%         (20.10)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                             1.56%          1.55%           1.97%            1.58%**
 Net Expenses                                                               1.56%          1.54%           1.96%            1.58%**
 Net Investment Loss                                                       (0.51)%        (0.05)%         (0.92)%          (0.36)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                1,704%         1,293%          1,970%           7,583%
 Net Assets, End of Period (000's omitted)                         $      18,215    $     8,246     $    18,501      $     3,014
--------------------------------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998--TELECOMMUNICATIONS FUND; APRIL 2, 1998--TRANSPORTATION FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

UTILITIES FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Sector Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                                                           YEAR           PERIOD
                                                                                                          ENDED            ENDED
                                                                                                      MARCH 31,        MARCH 31,
                                                                                                           2002             2001*
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                                                                  $     11.84      $     10.00
                                                                                                    -----------      -----------
 Net Investment Loss+                                                                                       .20              .18
 Net Realized and Unrealized Gains (Losses)
  on Securities                                                                                           (3.04)            1.66
                                                                                                    -----------      -----------
 Net Increase (Decrease) in Net Asset Value
  Resulting from Operations                                                                               (2.84)            1.84
 Distributions to Shareholders from
  Net Investment Income                                                                                    (.52)              --
  Net Realized Capital Gains                                                                                 --               --
                                                                                                    -----------      -----------
 Net Increase (Decrease) in Net Asset Value                                                               (3.36)            1.84
                                                                                                    -----------      -----------
NET ASSET VALUE--END OF YEAR                                                                        $      8.48            11.84
                                                                                                    ===========      ===========
TOTAL INVESTMENT RETURN                                                                                  (24.07)%          18.40%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                                                            1.54%            1.59%**
 Net Expenses                                                                                              1.54%            1.59%**
 Net Investment Loss                                                                                       2.00%            1.65%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                                                               2,418%           1,591%
 Net Assets, End of Period (000's omitted)                                                          $    26,539      $    15,566
--------------------------------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

*   SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 3, 2000--UTILITIES FUND.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATE IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single U.S. Money Market Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2000 Annual Report. The 2000 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                           YEAR             YEAR           YEAR            YEAR             YEAR
                                                          ENDED            ENDED          ENDED           ENDED            ENDED
                                                      MARCH 31,        MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                                           2002             2001           2000            1999             1998
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--
 BEGINNING OF YEAR                                 $       1.00    $        1.00    $      1.00     $      1.00      $      1.00
                                                   ------------    -------------    -----------     -----------      -----------
 Net Investment Income+                                     .02              .05            .04             .04              .04
                                                   ------------    -------------    -----------     -----------      -----------
 Net Increase in Net Asset Value
   Resulting from Operations                                .02              .05            .04             .04              .04
 Distributions to Shareholders from
   Net Investment Loss                                     (.02)            (.05)          (.04)           (.04)            (.04)
   Net Realized Capital Gains                                --               --             --              --               --
                                                   ------------    -------------    -----------     -----------      -----------
 Net Increase in Net Asset Value                             --               --             --              --               --
                                                   ------------    -------------    -----------     -----------      -----------
NET ASSET VALUE--END OF YEAR                       $       1.00    $        1.00    $      1.00     $      1.00      $      1.00
                                                   ============    =============    ===========     ===========      ===========
TOTAL INVESTMENT RETURN                                    2.35%            5.48%          4.48%           4.55%            4.69%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                            0.85%            0.85%          0.89%           0.84%            0.89%
 Net Expenses                                              0.85%            0.85%          0.88%           0.83%            0.89%
 Net Investment Income                                     2.23%            5.38%          4.36%           4.37%            4.37%
SUPPLEMENTARY DATA:
 Net Assets, End of  Year (000's omitted)          $    979,433    $     948,275    $   686,198     $   949,802      $   253,295
--------------------------------------------------------------------------------------------------------------------------------

+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

BENCHMARK INFORMATION


STANDARD & POOR'S, NASDAQ, THE FRANK RUSSELL COMPANY, DOW JONES & COMPANY INC., STOXX LIMITED INC., AND THE TOKYO STOCK EXCHANGE (THE "INDEX PUBLISHERS") DO NOT SPONSOR, ENDORSE, SELL OR PROMOTE ANY RYDEX FUND AND MAKE NO REPRESENTATION OR WARRANTY, IMPLIED OR EXPRESS, AND EXPRESSLY DISCLAIMS ANY SUCH WARRANTY, TO THE INVESTORS IN THE FUNDS, OR ANY MEMBER OF THE PUBLIC, REGARDING:

- THE ADVISABILITY OF INVESTING IN ANY RYDEX FUNDS;


- THE ABILITY OF ANY INDEX TO TRACK STOCK MARKET PERFORMANCE;


- THE ACCURACY AND/OR THE COMPLETENESS OF THE AFOREMENTIONED INDEXES OR ANY DATA INCLUDED THEREIN;

- THE RESULTS TO BE OBTAINED BY ANY OF THE FUNDS, THE INVESTORS IN THE FUNDS, OR ANY PERSON OR ENTITY FROM THE USE OF THE INDEXES OR DATA INCLUDED THEREIN; AND

- THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN.


FURTHER, NONE OF THE INDEX PUBLISHERS:

- RECOMMEND THAT ANY PERSON INVEST IN THE FUNDS OR ANY OTHER SECURITIES;


- HAVE ANY RESPONSIBILITY OR LIABILITY FOR OR MAKE ANY DECISIONS ABOUT THE TIMING, AMOUNT OR PRICING OF THE FUNDS, INCLUDING THE CALCULATION OF NAV;


- HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE ADMINISTRATION, MANAGEMENT OR MARKETING OF THE FUNDS;

- CONSIDER THE NEEDS OF THE FUNDS OR THE INVESTORS IN THE FUNDS IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES OR HAS ANY OBLIGATION TO DO SO;

- WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS OR FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN CONNECTION WITH THE INDEXES OR THE RELATED DATA;

- WILL BE LIABLE FOR ANY LOST PROFITS OR INDIRECT PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF SUCH INDEX PUBLISHER KNOWS THAT THEY MIGHT OCCUR.


"STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," "500,"
"STANDARD & POOR'S MIDCAP 400" AND "S&P MIDCAP 400" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY RYDEX GLOBAL ADVISORS. THE RYDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE RYDEX FUNDS.

MORE INFORMATION ABOUT THE INDEX PUBLISHERS IS LOCATED IN THE SAI.

                                       BC

Additional information about the Funds is included in a Statement of Additional Information dated August 1, 2002, which contains more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090).You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-7584.

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

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

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

[RYDEX FUNDS LOGO]

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

www.rydexfunds.com


                                                                    RFSAP-1-8/02

THE RYDEX SERIES FUNDS

PROSPECTUS
C CLASS SHARES
AUGUST 1, 2002

SECTOR ROTATION FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS LOGO]

C CLASS SHARES
RYDEX SERIES FUNDS

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Rydex Funds"). This prospectus describes C Class Shares of the Sector Rotation Fund (the "Fund").


C Class Shares of the Fund are sold primarily through broker-dealers and other financial institutions ("intermediaries") whose clients take part in certain strategic and tactical asset-allocation investment programs. Investors may exchange and redeem shares of the Fund through the Rydex Internet Web site -- www.rydexfunds.com -- and over the phone.


RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

- MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

- ARE NOT FEDERALLY INSURED

- ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

- ARE NOT BANK DEPOSITS

- ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

TABLE OF CONTENTS


4     SECTOR ROTATION FUND

6     MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

10    INVESTING WITH RYDEX: SHAREHOLDER INFORMATION

19    RYDEX ACCOUNT POLICIES

20    DIVIDENDS AND DISTRIBUTIONS

21    TAX INFORMATION

22    MANAGEMENT OF THE FUND

24    FINANCIAL HIGHLIGHTS

BC    ADDITIONAL INFORMATION

SECTOR ROTATION FUND (RYISX)
FUND INFORMATION

FUND OBJECTIVE

The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY


The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.


RISK CONSIDERATIONS

The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and derivatives may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.


NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SECTOR ROTATION FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE

The Sector Rotation Fund commenced operation March 22, 2002. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold C Class Shares of the Sector Rotation Fund.


SHAREHOLDER FEES
   MAXIMUM DEFERRED SALES CHARGE (LOAD)*
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS)   1.00%
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                                       0.90%
   DISTRIBUTION AND SHAREHOLDER SERVICE(12B-1) FEES                                      1.00%
   OTHER EXPENSES**                                                                      0.54%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                     2.44%



* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000 (SEE "RYDEX ACCOUNT POLICIES"). THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE.


** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE

This Example is intended to help you compare the cost of investing in the C Class Shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

SECTOR ROTATION FUND                 1 YEAR      3 YEARS
-----------------------------------------------------------
IF YOU SELL YOUR SHARES
AT THE END OF THE PERIOD:            $  356      $   787

IF YOU DO NOT SELL YOUR
SHARES AT THE END OF THE
PERIOD:                              $  256      $   787

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Global Advisors, the investment advisor to the Rydex Series Funds, develops and implements structured investment strategies designed to achieve the Fund's objective.

SECTOR ROTATION FUND - Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries along with sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

MASTER-FEEDER INVESTMENT STRUCTURE


The Fund reserves the right to pursue its investment objective indirectly by investing through what is sometimes referred to as a "master-feeder arrangement." Under a master-feeder arrangement, the Fund's investment portfolio would be composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, i.e., the Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund would have an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.


If the Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under such an arrangement, the Advisor would adjust its fees in order to avoid any "layering" of fees, e.g., the Fund's Total Annual Operating Expenses would not increase as a result of investing through a master-feeder arrangement. The Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, the Fund may choose to discontinue investing through the master-feeder arrangement and pursue its investment objectives directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK - The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

TRADING HALT RISK - The Fund typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK - The Fund will invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

  FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

  OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

  The risks associated with the Fund's use of futures and options contracts include:


  - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.


  - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

  - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

  - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

  - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

PORTFOLIO TURNOVER RATE RISK - Due to its investment strategy, the Fund may buy and sell securities frequently, which will cause the Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK - The normal close of trading of securities listed on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

C Class Shares are offered exclusively through authorized securities brokers and other financial professionals.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex Web site -- www.rydexfunds.com. You may also use the Rydex Web site to open certain types of accounts electronically using an e-signature. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your broker will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM INVESTMENT AMOUNTS

THE MINIMUM INITIAL INVESTMENT AMOUNT FOR C CLASS SHARES IS:

- $1,000 FOR RETIREMENT ACCOUNTS

- $2,500 FOR ALL OTHER ACCOUNTS

THERE ARE NO MINIMUM AMOUNTS FOR SUBSEQUENT INVESTMENTS IN THE FUND. RYDEX RESERVES THE RIGHT TO MODIFY ITS MINIMUM ACCOUNT REQUIREMENTS AT ANY TIME, WITH OR WITHOUT PRIOR NOTICE TO YOU.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

- You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

- Attach the title page and signature page of trust documents when establishing a trust account.

- When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

- You must provide a street address (Rydex does not accept P.O. Box only addresses)

- BE SURE TO SIGN THE APPLICATION.

BUYING, SELLING AND EXCHANGING FUND SHARES


This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


ACTIVE INVESTORS

UNLIKE OTHER RYDEX FUNDS, THE SECTOR ROTATION FUND IS NOT SUITABLE FOR PURCHASE BY ACTIVE INVESTORS. CONSEQUENTLY, THE FUND RESERVES THE RIGHT TO REFUSE ANY PURCHASE REQUEST THAT WOULD NOT BE IN THE BEST INTERESTS OF THE FUND OR ITS SHAREHOLDERS, OR THAT COULD ADVERSELY AFFECT THE FUND OR ITS OPERATIONS. THIS INCLUDES PURCHASE ORDERS FROM ANY INDIVIDUALS OR GROUPS WHO, IN THE FUND'S VIEW, ARE LIKELY TO ENGAGE IN MARKET TIMING OR EXCESSIVE TRADING.

CALCULATING NAV

THE PRICE AT WHICH YOU BUY, SELL AND EXCHANGE SHARES IS THE NET ASSET VALUE PER SHARE, WHICH IS ALSO KNOWN AS NAV. THE FUND CALCULATES ITS NAV BY:

- TAKING THE CURRENT MARKET VALUE OF ITS TOTAL ASSETS

- SUBTRACTING ANY LIABILITIES

- DIVIDING THAT AMOUNT BY THE TOTAL NUMBER OF SHARES OWNED BY SHAREHOLDERS.

THE FUND CALCULATES NAV ONCE EACH BUSINESS DAY AS OF THE REGULARLY SCHEDULED CLOSE OF NORMAL TRADING ON THE NYSE (NORMALLY, 4:00 P.M., EASTERN TIME). IF THE PRIMARY EXCHANGE OR MARKET WHERE THE FUND'S SECURITIES OR OTHER INVESTMENTS TRADE CLOSES EARLY -- SUCH AS ON DAYS IN ADVANCE OF HOLIDAYS GENERALLY OBSERVED BY PARTICIPANTS IN THESE MARKETS -- THE FUND MAY CALCULATE NAV AS OF THE EARLIER CLOSING TIME.

TRANSACTION CUT-OFF TIME


All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Fund's transfer agent, subject to the Fund's transaction cut-off time. All share transaction orders must be received by the Fund's transfer agent before the cut-off time below to be processed at that Business Day's NAV. The cut-off time allow the Fund's transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.


----------------------------------------------------------
             FUND                      CUT-OFF TIME (ET)
----------------------------------------------------------
 SECTOR ROTATION FUND*                     3:45 p.m.
----------------------------------------------------------

* FOR INTERNET TRANSACTIONS IN THE FUND, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME.


EARLY TRANSACTION CUT-OFF TIME


On any day that the Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY


You will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Fund. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.


SALES CHARGES


C Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission equal to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.


WAIVERS OF THE CDSC

If your intermediary has entered into arrangements with the Distributor to forego receipt of the initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C Class Shares. In addition, the CDSC will be waived upon the redemption of C Class Shares:

- purchased by reinvesting dividends;

- following the death or disability of a shareholder;

- that, in the aggregate, do not exceed 10% of the initial value of each purchase into the account; and

- resulting from the Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Fund has adopted a Distribution and Shareholder Services Plan (the "Plan") applicable to its C Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets. The annual ..25% service fee compensates your financial advisor for providing on-going services to you. The annual .75% distribution fee reimburses Rydex Distributors, Inc. (the "Distributor") for paying your financial advisor an on-going sales commission. The Distributor advances the first year's service and distribution fees. The Distributor retains the service and distribution fees on accounts with no authorized dealer of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.

BUYING FUND SHARES


The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off time.

PURCHASE PROCEDURES

The Fund offers you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents, such as travelers checks, money orders, bearer bonds, third-party checks or credit card convenience checks. You may buy shares and send your purchase proceeds by any of the methods described below:

                            INITIAL PURCHASE           SUBSEQUENT PURCHASES
                         ----------------------      -------------------------
BY MAIL                  COMPLETE THE ACCOUNT        COMPLETE THE RYDEX
                         APPLICATION THAT            INVESTMENT SLIP INCLUDED
IRA AND OTHER            CORRESPONDS TO THE TYPE     WITH YOUR QUARTERLY
RETIREMENT ACCOUNTS      OF ACCOUNT YOU ARE          STATEMENT OR SEND WRITTEN
REQUIRE ADDITIONAL       OPENING.                    PURCHASE INSTRUCTIONS
PAPERWORK.               - MAKE SURE TO DESIGNATE    THAT INCLUDE:
                           WHICH RYDEX FUND(S) YOU   - YOUR NAME
CALL RYDEX                 WANT TO PURCHASE.         - YOUR SHAREHOLDER
SHAREHOLDER SERVICES     - MAKE SURE YOUR              ACCOUNT NUMBER
TO REQUEST A               INVESTMENT MEETS THE      - WHICH RYDEX FUND(S) YOU
RETIREMENT ACCOUNT         ACCOUNT MINIMUM.            WANT TO PURCHASE.
INVESTOR APPLICATION
KIT.

                                MAKE YOUR CHECK PAYABLE TO RYDEX FUNDS.

                                YOUR CHECK MUST BE DRAWN ON A U.S. BANK
                                      AND PAYABLE IN U.S. DOLLARS.

                            INCLUDE THE NAME OF THE RYDEX FUND(S) YOU WANT
                                      TO PURCHASE ON YOUR CHECK.

                         IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                    U.S. GOVERNMENT MONEY MARKET FUND.

                         MAIL YOUR APPLICATION AND   MAIL YOUR WRITTEN PURCHASE
                         CHECK TO:                   INSTRUCTIONS AND CHECK TO:

                         MAILING ADDRESS:

                         RYDEX FUNDS
                         ATTN: OPS. DEPT.
                         9601 BLACKWELL ROAD, SUITE 500
                         ROCKVILLE, MD 20850

                            INITIAL PURCHASE           SUBSEQUENT PURCHASES
                         ----------------------      -------------------------

BY WIRE                  Obtain an account
                         number by completing
RYDEX FAX NUMBER:        the account
301.296.5103             application that             Be sure to designate in
                         corresponds to the           your wire instructions
RYDEX SHAREHOLDER        type of account you         which Rydex Fund(s) you
SERVICES PHONE           are opening. Then,             want to purchase.
NUMBER: 800.820.0888     fax or mail it to
OR 301.296.5406          Rydex.
                         - MAKE SURE TO
                           DESIGNATE WHICH
                           RYDEX FUND(S) YOU
                           WANT TO PURCHASE.
                         - MAKE SURE YOUR
                           INVESTMENT MEETS THE
                           ACCOUNT MINIMUM.

                         To obtain "same-day credit" (to get that Business Day's
                         NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
                         - Account Number
                         - Fund Name
                         - Amount of Wire
                         - Fed Wire Reference Number
                         You will receive a confirmation number to verify that your purchase order has been accepted.
                           IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF
                            THE INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE
                                PROCESSED UNTIL THE NEXT BUSINESS DAY.

                         WIRE INSTRUCTIONS:

                         U.S. Bank
                         Cincinnati, OH
                         Routing Number: 0420-00013
                         For Account of: Rydex Funds [C Class] Shares
                         Account Number: 48038-9030
                         [Your Name]
                         [Your shareholder account number & Fund choice]

                          IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                         PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                   U.S. GOVERNMENT MONEY MARKET FUND.

BY INTERNET RYDEXPRESS       FOLLOW THE DIRECTIONS ON THE RYDEX WEB SITE --
INVEST (ACH)                               www.rydexfunds.com

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

- if your bank does not honor your check for any reason

- if the transfer agent does not receive your wire transfer

- if the transfer agent does not receive your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES


The Fund redeems its shares continuously and investors may sell its shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV, subject to any applicable CDSC, after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off time.


The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

REDEMPTION PROCEDURES

The Fund offers you the option to send redemption orders by:


                       Rydex Funds
                       Attn: Ops. Dept.
MAIL                   9601 Blackwell Road, Suite 500
                       Rockville, MD 20850

                       301.296.5103
                       If you send your redemption order by fax, you should call
FAX                    Rydex shareholder services at 800.820.0888 or
                       301.296.5406 to verify that your fax was received.

TELEPHONE              800.820.0888 or 301.296.5406

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

- your name

- your shareholder account number

- Fund name(s)

- dollar amount or number of shares you would like to sell

- whether you want you sale proceeds sent to you by check, wire or ACH

- signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.


REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax-qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS


Your redemption proceeds, less any applicable CDSC, normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.


All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

SIGNATURE GUARANTEES

SIGNATURE GUARANTEES HELP PROTECT YOU AND YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND FINANCIAL INTERMEDIARIES. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. YOU MAY NOT USE FAX TO TRANSMIT A SIGNATURE GUARANTEE TO THE FUND.

INVOLUNTARY REDEMPTIONS

Any request for a redemption when your account balance is below the currently applicable account minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES


An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of C Class Shares of any Fund for C Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Fund's transaction cut-off time. The exchange privilege may be modified or discontinued at any time.


EXCHANGE PROCEDURES

The Fund offers you the option to send exchange requests by:


                       Rydex Funds
                       Attn: Ops. Dept.
MAIL                   9601 Blackwell Road, Suite 500
                       Rockville, MD 20850

                       301.296.5103
                       If you send your redemption order by fax, you should call
FAX                    Rydex shareholder services at 800.820.0888 or
                       301.296.5406 to verify that your fax was received.

TELEPHONE              800.820.0888 or 301.296.5406

INTERNET               www.rydexfunds.com



Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

- your name

- your shareholder account number

- Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

- dollar amount, number of shares or percentage of Fund position involved in the exchange

- signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

RYDEX ACCOUNT POLICIES

LOW BALANCE ACCOUNTS


If, for any reason, your account balance across all Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Fund may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.


CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET


Internet and telephone transactions are extremely convenient, but are not risk-free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.


RYDEXPRESS(TM) CONNECT

RydExpress(TM) Connect offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the Rydex Web site or e-mail. For more information on RydExpress(TM) Connect, please visit the Rydex Web site at www.rydexfunds.com.


SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

- $15 for wire transfers of redemption proceeds under $5,000

- $50 on purchase checks returned for insufficient funds

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date


- $15 for standard overnight packages (fee may be higher for special delivery options)


- $25 for bounced draft checks or ACH transactions


- $25 per year for low balance accounts


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

The Fund makes distributions of income and capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

- The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends you receive from the Fund will be taxed as ordinary income.

- Any capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations.

- Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

- Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR


Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Fund. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.


The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee of 0.90% at an annualized rate for the current fiscal year, based on the average daily net assets for the Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages the Sector Rotation Fund.

SECTOR ROTATION FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Sector Rotation C Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                                 PERIOD
                                                                  ENDED
                                                              MARCH 31,
                                                                  2002*
----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                         $    10.00
                                                             ----------
  Net Investment Income+                                             --
  Net Realized and Unrealized (Losses) on Securities               (.01)
                                                             ----------
  Net Decrease in Net Asset Value
   Resulting from Operations                                       (.01)
  DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net Investment Income                                             --
   Net Realized Capital Gains                                        --
                                                             ----------
  Net Decrease in Net Asset Value                                  (.01)
                                                             ----------
NET ASSET VALUE--END OF PERIOD                               $     9.99
                                                             ==========
TOTAL INVESTMENT RETURN                                           (0.10)%
RATIOS TO AVERAGE NET ASSETS
 Gross Expenses                                                    2.44%**
 Net Expenses                                                      2.44%**
 Net Investment Loss                                              (1.86)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                          --
 Net Assets, End of Year (000's omitted)                     $    5,150
----------------------------------------------------------------------------


+  CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*  SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                       BC

Additional information about the Fund is included in a Statement of Additional Information dated August 1, 2002, which contains more detailed information about the Fund. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the annual and semi-annual reports. Also, in the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-7584.

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS

[RYDEX FUNDS LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888
www.rydexfunds.com                                             RFSCP-2-8/02

THE RYDEX SERIES FUNDS

PROSPECTUS
H CLASS SHARES
AUGUST 1, 2002


SECTOR ROTATION FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS LOGO]

H CLASS SHARES
RYDEX SERIES FUNDS

9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

800.820.0888
301.296.5100

Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Rydex Funds"). This prospectus describes H Class Shares of the Sector Rotation Fund (the "Fund").

H Class Shares of the Fund are sold principally to professional money managers and to private investors who take part in certain strategic and tactical asset-allocation investment programs. Investors may exchange and redeem shares of the Fund through the Rydex Internet Web site -- www.rydexfunds.com -- and over the phone.

RISKS OF INVESTING IN THE FUND
The value of the Fund may fluctuate. In addition, Fund shares:

- MAY DECLINE IN VALUE AND YOU MAY LOSE MONEY

- ARE NOT FEDERALLY INSURED

- ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

- ARE NOT BANK DEPOSITS

- ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

    TABLE OF CONTENTS


4   SECTOR ROTATION FUND

6   MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

10  INVESTING WITH RYDEX: SHAREHOLDER INFORMATION

18  RYDEX ACCOUNT POLICIES

19  DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

19  DIVIDENDS AND DISTRIBUTIONS

20  TAX INFORMATION

22  MANAGEMENT OF THE FUND

24  FINANCIAL HIGHLIGHTS

BC  ADDITIONAL INFORMATION

SECTOR ROTATION FUND (RYSRX)
FUND INFORMATION

FUND OBJECTIVE
The Sector Rotation Fund seeks long term capital appreciation.

PORTFOLIO INVESTMENT STRATEGY

The Fund seeks to respond to the dynamically changing economy by moving its investments among different sectors or industries. Each month the Advisor, using a quantitative methodology, ranks approximately fifty-nine different industries based on several measures of price momentum. The Fund then invests in the top ranked industries. Subject to maintaining adequate liquidity in the Fund, each industry or sector investment is intended to represent the entire industry or sector. The Fund invests in equity securities, but may also invest in equity derivatives such as futures contracts, options and swap transactions. The Fund may also enter into short sales.


RISK CONSIDERATIONS
The Sector Rotation Fund is subject to a number of risks that will affect the value of its shares, including:

MARKET RISK - The Fund's value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.


EQUITY RISK - The equity markets are volatile, and the value of the Fund's equity securities and derivatives may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

DERIVATIVES RISK - The Fund's use of equity derivatives to pursue its investment objective may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than a fund that does not use derivatives.


NON-DIVERSIFICATION RISK - Since the Fund is non-diversified, it may invest in the securities of a limited number of issuers. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence.

SWAP COUNTERPARTY CREDIT RISK - The Fund is subject to credit risk on the amount it expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

SECTOR ROTATION FUND
FUND PERFORMANCE AND FEE INFORMATION

PERFORMANCE
The Sector Rotation Fund commenced operation March 22, 2002. Therefore, it does not have a performance history for a full calendar year.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold H Class Shares of the Sector Rotation Fund.

SHAREHOLDER FEES*                                                                None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   MANAGEMENT FEES                                                               0.90%
   DISTRIBUTION (12b-1) FEES                                                     0.25%
   OTHER EXPENSES**                                                              0.54%
TOTAL ANNUAL FUND OPERATING EXPENSES                                             1.69%


* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000 (SEE "RYDEX ACCOUNT POLICIES).


** OTHER EXPENSES ARE ESTIMATED.

EXAMPLE
This Example is intended to help you compare the cost of investing in the H Class Shares of the Sector Rotation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                    1 YEAR                       3 YEARS
                   --------                     ---------
                    $ 177                         $ 550

MORE INFORMATION ABOUT FUND
INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY
Rydex Global Advisors, the investment advisor to the Rydex Series Funds, develops and implements structured investment strategies designed to achieve the Fund's objective.

SECTOR ROTATION FUND - Each month, the Advisor ranks all industries according to several measures of price momentum. The top-ranked industries are selected for the Advisor's buy list. In order to ensure liquidity in the underlying securities for purchase, approximately 2000 securities are eligible for purchase from the industry buy list. The Advisor uses this methodology to rotate the Fund's investments among a variety of industries along with sectors in order to take advantage of volatility in top performing sectors. The Fund may, at times, also short-sell securities in industries or sectors that exhibit particularly low momentum measurement scores.

MASTER-FEEDER INVESTMENT STRUCTURE

The Fund reserves the right to pursue its investment objective indirectly by investing through what is sometimes referred to as a "master-feeder arrangement." Under a master-feeder arrangement, the Fund's investment portfolio would be composed solely of shares of a "master fund," which is a separate mutual fund that has an identical investment objective, i.e., the Fund would act as a "feeder fund," holding shares of its master fund as its only investment. As a result, the Fund would have an indirect interest in all of the securities owned by the master fund. Because of this indirect interest, the Fund's investment returns should be the same as those of the master fund, adjusted for Fund expenses.


If the Fund pursues its investment objective through a master-feeder arrangement, the Advisor would manage the investment portfolios of both the Fund and its corresponding master fund. Under such an arrangement, the Advisor would adjust its fees in order to avoid any "layering" of fees, e.g., the Fund's Total Annual Operating Expenses would not increase as a result of investing through a master-feeder arrangement. The Fund is permitted to change its investment strategy in order to pursue its investment objective through a master-feeder arrangement without shareholder approval, if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders. In addition, the Fund may choose to discontinue investing through the master-feeder arrangement and pursue its investment objectives directly if the Fund's Board of Trustees determines that doing so would be in the best interests of shareholders.

RISKS OF INVESTING IN THE FUND
As indicated below, the Fund is subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK - The Fund may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities and equity derivatives may fluctuate drastically from day to day. Because of their link to the equity markets, an investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

TRADING HALT RISK - The Fund typically may hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective. In such an event, the Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK - The Fund will invest a percentage of its assets in futures and options contracts. The Fund may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Fund will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:


    FUTURES CONTRACTS - Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

    OPTIONS - The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, the Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, the Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.


    The risks associated with the Fund's use of futures and options contracts include:


    - The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use futures contracts and options.


    - There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures.

    - Although the Fund will only purchase exchange-traded futures, due to market conditions there may not always be a liquid secondary market for a futures contract or option. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

    - Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

FOREIGN SECURITIES RISK - Investing in securities of foreign companies may involve risks not typically associated with investing in U.S. companies. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

PORTFOLIO TURNOVER RATE RISK - Due to its investment strategy, the Fund may buy and sell securities frequently, which will cause the Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

EARLY CLOSING RISK - The normal close of trading of securities listed on the Nasdaq and the New York Stock Exchange ("NYSE") is 4:00 p.m., Eastern Time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

SMALL AND MEDIUM ISSUER RISK - Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

SWAP COUNTERPARTY CREDIT RISK - The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Fund will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

SHORT SALES RISK - Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

INVESTING WITH RYDEX:
SHAREHOLDER INFORMATION

H Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial professionals.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions -- buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex Web site -- www.rydexfunds.com. You may also use the Rydex Web site to open certain types of accounts electronically using an e-signature. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.


The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your broker will ordinarily assist you in completing the necessary application to open your account with Rydex.

MINIMUM INVESTMENT AMOUNTS

THE MINIMUM INITIAL INVESTMENT AMOUNT FOR H CLASS SHARES IS:

- $25,000 FOR SELF-DIRECTED ACCOUNTS (INCLUDING RETIREMENT ACCOUNTS)

- $15,000 FOR ACCOUNTS MANAGED BY A REGISTERED INVESTMENT ADVISOR

TO MEET H CLASS SHARES' MINIMUM INVESTMENT AMOUNT REQUIREMENTS, YOU MUST TRANSFER AN EXISTING IRA (OR MULTIPLE IRAS) TO OPEN AN IRA ACCOUNT WITH RYDEX. THERE ARE NO MINIMUM AMOUNTS FOR SUBSEQUENT INVESTMENTS IN THE FUND. RYDEX RESERVES THE RIGHT TO MODIFY ITS MINIMUM ACCOUNT REQUIREMENTS AT ANY TIME, WITH OR WITHOUT PRIOR NOTICE TO YOU.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

- You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

- Attach the title page and signature page of trust documents when establishing a trust account.

- When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

- You must provide a street address (Rydex does not accept P.O. Box only addresses)

- BE SURE TO SIGN THE APPLICATION.

BUYING, SELLING AND EXCHANGING FUND SHARES

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").


ACTIVE INVESTORS
UNLIKE OTHER RYDEX FUNDS, THE SECTOR ROTATION FUND IS NOT SUITABLE FOR PURCHASE BY ACTIVE INVESTORS. CONSEQUENTLY, THE FUND RESERVES THE RIGHT TO REFUSE ANY PURCHASE REQUEST THAT WOULD NOT BE IN THE BEST INTERESTS OF THE FUND OR ITS SHAREHOLDERS, OR THAT COULD ADVERSELY AFFECT THE FUND OR ITS OPERATIONS. THIS INCLUDES PURCHASE ORDERS FROM ANY INDIVIDUALS OR GROUPS WHO, IN THE FUND'S VIEW, ARE LIKELY TO ENGAGE IN MARKET TIMING OR EXCESSIVE TRADING.

CALCULATING NAV
THE PRICE AT WHICH YOU BUY, SELL AND EXCHANGE SHARES IS THE NET ASSET VALUE PER SHARE, WHICH IS ALSO KNOWN AS NAV. THE FUND CALCULATES ITS NAV BY:

- TAKING THE CURRENT MARKET VALUE OF ITS TOTAL ASSETS

- SUBTRACTING ANY LIABILITIES

- DIVIDING THAT AMOUNT BY THE TOTAL NUMBER OF SHARES OWNED BY SHAREHOLDERS.

THE FUND CALCULATES NAV ONCE EACH BUSINESS DAY AS OF THE REGULARLY SCHEDULED CLOSE OF NORMAL TRADING ON THE NYSE (NORMALLY, 4:00 P.M., EASTERN TIME). IF THE PRIMARY EXCHANGE OR MARKET WHERE THE FUND'S SECURITIES OR OTHER INVESTMENTS TRADE CLOSES EARLY -- SUCH AS ON DAYS IN ADVANCE OF HOLIDAYS GENERALLY OBSERVED BY PARTICIPANTS IN THESE MARKETS -- THE FUND MAY CALCULATE NAV AS OF THE EARLIER CLOSING TIME.

TRANSACTION CUT-OFF TIME

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Fund's transfer agent, subject to the Fund's transaction cut-off time. All share transaction orders must be received by the Fund's transfer agent before the cut-off time below to be processed at that Business Day's NAV.

The cut-off time allow the Fund's transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

--------------------------------------------------------------------------------
                 FUND                           CUT-OFF TIME (ET)
--------------------------------------------------------------------------------
SECTOR ROTATION FUND*                              3:45 P.M.
--------------------------------------------------------------------------------

* FOR INTERNET TRANSACTIONS IN THE FUND, THE CUT-OFF TIME IS 3:50 P.M., EASTERN TIME.

EARLY TRANSACTION CUT-OFF TIME
On any day that the Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

If you opened your shareholder account through your financial intermediary or other securities dealer, you will ordinarily submit your transaction orders through that intermediary. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Fund. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.


BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off time.

PURCHASE PROCEDURES
The Fund offers you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents, such as travelers checks, money orders, bearer bonds, third-party checks or credit card convenience checks. You may buy shares and send your purchase proceeds by any of the methods described below:

                            INITIAL PURCHASE           SUBSEQUENT PURCHASES
                       ---------------------------------------------------------

BY MAIL                COMPLETE THE ACCOUNT         COMPLETE THE RYDEX
                       APPLICATION THAT             INVESTMENT SLIP INCLUDED
IRA AND OTHER          CORRESPONDS TO THE TYPE      WITH YOUR QUARTERLY
RETIREMENT ACCOUNTS    OF ACCOUNT YOU ARE           STATEMENT OR SEND WRITTEN
REQUIRE ADDITIONAL     OPENING.                     PURCHASE INSTRUCTIONS THAT
PAPERWORK.                                          INCLUDE:
                       - MAKE SURE TO DESIGNATE
CALL RYDEX               WHICH RYDEX FUND(S)        - YOUR NAME
SHAREHOLDER SERVICES     YOU WANT TO PURCHASE.
TO REQUEST A                                        - YOUR SHAREHOLDER ACCOUNT
RETIREMENT ACCOUNT     - MAKE SURE YOUR INVESTMENT    NUMBER
INVESTOR APPLICATION     MEETS THE ACCOUNT MINIMUM.
KIT.                                                - WHICH RYDEX FUND(S) YOU
                                                      WANT TO PURCHASE.

                              MAKE YOUR CHECK PAYABLE TO RYDEX FUNDS.

                              YOUR CHECK MUST BE DRAWN ON A U.S. BANK
                                    AND PAYABLE IN U.S. DOLLARS.

                             INCLUDE THE NAME OF THE RYDEX FUND(S) YOU WANT
                                     TO PURCHASE ON YOUR CHECK.

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                       PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                 U.S. GOVERNMENT MONEY MARKET FUND.

                       MAIL YOUR APPLICATION AND    MAIL YOUR WRITTEN PURCHASE
                       CHECK TO:                    INSTRUCTIONS AND CHECK TO:

                       MAILING ADDRESS:

                       RYDEX FUNDS
                       ATTN: OPS. DEPT.
                       9601 BLACKWELL ROAD, SUITE 500
                       ROCKVILLE, MD 20850

                              INITIAL PURCHASE           SUBSEQUENT PURCHASES
                       ----------------------------  ---------------------------

BY WIRE                Obtain an account number
                       by completing the account
RYDEX FAX NUMBER:      application that corresponds
301.296.5103           to the type of account you
                       are opening. Then, fax or     Be sure to designate in
RYDEX SHAREHOLDER      mail it to Rydex.              your wire instructions
SERVICES PHONE                                       which Rydex Fund(s) you
NUMBER:                - MAKE SURE TO DESIGNATE         want to purchase.
800.820.0888 OR          WHICH RYDEX FUND(S) YOU
301.296.5406             WANT TO PURCHASE.

                       - MAKE SURE YOUR INVESTMENT
                         MEETS THE ACCOUNT MINIMUM.

                       To obtain "same-day credit" (to get that Business Day's
                       NAV) for your purchase order, YOU MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
                       - Account Number
                       - Fund Name
                       - Amount of Wire
                       - Fed Wire Reference Number

                       You will receive a confirmation number to verify that your purchase order has been accepted.

                         IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE PROCESSED
                                      UNTIL THE NEXT BUSINESS DAY.

                       WIRE INSTRUCTIONS:

                       U.S. Bank
                       Cincinnati, OH
                       Routing Number: 0420-00013
                       For Account of: Rydex Funds [H Class] Shares
                       Account Number: 48038-9030
                       [Your Name]
                       [Your shareholder account number & Fund choice]

                        IF YOU DO NOT SPECIFY WHICH RYDEX FUND(S) YOU WANT TO
                       PURCHASE, YOUR INVESTMENT WILL BE CREDITED TO THE RYDEX
                                 U.S. GOVERNMENT MONEY MARKET FUND.

BY INTERNET
RYDEXPRESS                  FOLLOW THE DIRECTIONS ON THE RYDEX WEB SITE --
INVEST (ACH)                              www.rydexfunds.com

CANCELLED PURCHASE ORDERS
Rydex will ordinarily cancel your purchase order under the following circumstances:

- if your bank does not honor your check for any reason

- if the transfer agent does not receive your wire transfer

- if the transfer agent does not receive your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell its shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off time.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

REDEMPTION PROCEDURES
The Fund offers you the option to send redemption orders by:


MAIL        Rydex Funds
            Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850

FAX         301.296.5103
            If you send your redemption order by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.

TELEPHONE   800.820.0888 or 301.296.5406

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

- your name

- your shareholder account number

- Fund name(s)

- dollar amount or number of shares you would like to sell

- whether you want you sale proceeds sent to you by check, wire or ACH

- signature of account owner(s) (not required for telephone redemptions)


You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.


REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax-qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS
Your redemption proceeds normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

SIGNATURE GUARANTEES
SIGNATURE GUARANTEES HELP PROTECT YOU AND YOUR ACCOUNT AGAINST FRAUD. YOU CAN OBTAIN A SIGNATURE GUARANTEE AT MOST BANKS AND FINANCIAL INTERMEDIARIES. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. YOU MAY NOT USE FAX TO TRANSMIT A SIGNATURE GUARANTEE TO THE FUND.

INVOLUNTARY REDEMPTIONS
Any request for a redemption when your account balance is below the currently applicable account minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.

EXCHANGING FUND SHARES

An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges on any Business Day of H Class Shares of any Fund for H Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the Fund's transaction cut-off time. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
The Fund offers you the option to send exchange requests by:


MAIL        Rydex Funds
            Attn: Ops. Dept.
            9601 Blackwell Road, Suite 500
            Rockville, MD 20850

FAX         301.296.5103
            If you send your exchange request by fax, you should call Rydex shareholder services at 800.820.0888 or 301.296.5406 to verify that your fax was received.

TELEPHONE   800.820.0888 or 301.296.5406

INTERNET    www.rydexfunds.com


Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

- your name

- your shareholder account number

- Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

- dollar amount, number of shares or percentage of Fund position involved in the exchange

- signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS
The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.

RYDEX ACCOUNT POLICIES

LOW BALANCE ACCOUNTS

If, for any reason, your account balance across all Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Fund may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.


CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk-free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss.


STATEMENTS & CONFIRMATIONS
You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

RYDEXPRESS(TM) CONNECT

RydExpress(TM) Connect offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the Rydex Web site or e-mail. For more information on RydExpress(TM) Connect, please visit the Rydex Web site at www.rydexfunds.com.

SERVICE AND OTHER FEES
Rydex may charge the following administrative fees for services associated with the following:

- $15 for wire transfers of redemption proceeds under $5,000

- $50 on purchase checks returned for insufficient funds

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date

- $15 for standard overnight packages (fee may be higher for special delivery options)

- $25 for bounced draft checks or ACH transactions


- $25 per year for low balance accounts


Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
Certain retirement plans such as IRA, Roth IRA and 403(B) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

The Fund has adopted a Distribution (12b-1) Plan and a Shareholder Services Plan with respect to H Class Shares that allows the Fund to pay distribution and/or services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution and/or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Fund will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed .25% of the average daily net assets of the Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because these Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS
The Fund makes distributions of income and capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of the Fund. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI"). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND
The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS
- The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends you receive from the Fund will be taxed as ordinary income.

- Any capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the fund from U.S. corporations, subject to certain limitations.

- Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

- Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS
EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS
The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Fund. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.


The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund will pay the Advisor a fee of 0.90% at an annualized rate for the current fiscal year, based on the average daily net assets for the Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGERS

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time played a key role in the development of the firm's investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

CHARLES J. TENNES, Director of Portfolio, joined Rydex in 1999 as Senior Portfolio Manager for the Rydex International Funds, and was part of the team that developed the Mekros Fund and the four Rydex Dynamic Funds. He was named Senior Vice President in 2000 and Director of Portfolio in 2001. From 1991 to 1997, Mr. Tennes was Chief Operating Officer for GIT Investment Funds, where he managed an emerging markets equity fund that invested in more than 30 countries. From 1997 to 1999 he worked as a consultant on privatization in Eastern Europe. He holds a master's degree in international commerce from George Mason University.

An investment team supervised by Mr. Byrum and Mr. Tennes manages the Sector Rotation Fund.

SECTOR ROTATION FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Sector Rotation H Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                                                   PERIOD
                                                                    ENDED
                                                                 MARCH 31,
                                                                    2002*
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                             $  10.00
                                                                 --------
 Net Investment Income+                                                --
 Net Realized and Unrealized Losses on Securities                    (.01)
                                                                 --------
 Net Decrease in Net Asset Value
  Resulting from Operations                                          (.01)

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income                                                --
  Net Realized Capital Gains                                           --
                                                                 --------
 Net Decrease in Net Asset Value                                     (.01)
                                                                 --------
NET ASSET VALUE--END OF PERIOD                                   $   9.99
                                                                 ========
TOTAL INVESTMENT RETURN                                             (0.10)%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses                                                      1.69%**
 Net Expenses                                                        1.69%**
 Net Investment Loss                                                (1.13)%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                            --
 Net Assets, End of Year (000's omitted)                         $ 18,055
--------------------------------------------------------------------------------


+   CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*   SINCE THE COMMENCEMENT OF OPERATIONS: MARCH 22, 2002.

**  ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM
    SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.

                                       BC

Additional information about the Fund is included in a Statement of Additional Information dated August 1, 2002, which contains more detailed information about the Fund. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or 301.296.5100 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the annual and semi-annual reports. Also, in the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-7584.

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

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

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

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

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

A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL PROFESSIONALS AND SOPHISTICATED INVESTORS


[RYDEX FUNDS LOGO]

9601 BLACKWELL ROAD
SUITE 500
ROCKVILLE, MD 20850
800.820.0888


WWW.RYDEXFUNDS.COM                                          RFSHP-2-8/02

                                RYDEX SERIES FUNDS

                                   PROSPECTUS
                                 AUGUST 1, 2002

                                NOVA MASTER FUND
                                URSA MASTER FUND
                               ARKTOS MASTER FUND
                                JUNO MASTER FUND


            9601 Blackwell Road, Suite 500, Rockville, Maryland 20850
                           800.820.0888  301.468.8520

Rydex Series Funds (the "Trust") is part of a mutual fund complex offering professionally managed investment portfolios (the "Rydex Funds"), four of which are described in this Prospectus (the "Master Funds" or "Funds"). Shares of the Master Funds are available solely through "master-feeder arrangements" with feeder funds of the Trust.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     2  COMMON RISK/RETURN INFORMATION
   ---

     3  NOVA MASTER FUND
   ---

     5  URSA MASTER FUND
   ---

     7  ARKTOS MASTER FUND
   ---

     9  JUNO MASTER FUND
   ---

    11  MORE INFORMATION ABOUT FUND INVESTMENTS
   ---    AND RISK

    15  PURCHASING AND REDEEMING SHARES
   ---

    15  MANAGEMENT OF THE FUNDS
   ---

    16  DIVIDENDS, DISTRIBUTIONS AND TAXES
   ---

    19  BENCHMARK INFORMATION
   ---

    BC  ADDITIONAL INFORMATION
   ---


                                      (i)

2

RYDEX BENCHMARK FUNDS
-------------------------------------------------------------------------------
NOVA MASTER FUND

URSA MASTER FUND

JUNO  MASTER FUND

ARKTOS MASTER FUND

COMMON RISK/RETURN INFORMATION
-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES

Each Benchmark Fund seeks to provide investment results that either match or correlate to the performance of a specific benchmark.

PRINCIPAL RISKS

MARKET RISK - The Funds' value may fluctuate from day to day. Due to market conditions, Fund shares may decline in value causing you to lose money.

DERIVATIVES RISK - The Funds' use of derivatives such as futures, options and swap agreements to pursue their investment objectives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. These risks may cause the Funds to experience higher losses than funds that do not use derivatives.

TRACKING ERROR RISK - The Advisor may not be able to cause the Funds' performance to match or exceed that of the Funds' benchmark, either on a daily or aggregate basis. Tracking error may cause the Funds' performance to be less than you expect.

NON-DIVERSIFICATION RISK - Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund.

                                                                    PROSPECTUS 3

NOVA MASTER FUND
FUND INFORMATION

FUND OBJECTIVE

The Nova Master Fund seeks to provide investment results that match the performance of a specific benchmark on a daily basis. The Fund's current benchmark is 150% of the performance of the S&P 500(R) Index(the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will tend to increase on a daily basis by 150% of the value of any increase in the underlying index. When the value of the underlying index declines, the value of the Fund's shares should also decrease on a daily basis by 150% of the value of any decrease in the underlying index (e.g., if the underlying index goes down by 5%, the value of the Fund's shares should go down by 7.5% on that day).

PORTFOLIO INVESTMENT STRATEGY

Unlike a traditional index fund, as its primary investment strategy, the Nova Master Fund invests to a significant extent in leveraged instruments, such as futures contracts and options on securities, futures contracts, and stock indices, as well as equity securities. Futures and options contracts enable the Nova Master Fund to pursue its objective without investing directly in the securities included in the underlying index, or in the same proportion that those securities are represented in the underlying index. On a day-to-day basis, to collateralize these futures and options contracts, the Nova Master Fund holds U.S. Government securities or cash equivalents. The Nova Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Nova Master Fund is subject to a number of other risks that will affect the value of its shares, including:

EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

LEVERAGING RISK - The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments.

PERFORMANCE

The bar chart and table below show the performance of the Nova Master Fund both year-by-year and as an average over different periods of time. For periods prior to August 1, 2001, the performance in the bar chart and table below represents the performance of the Investor Class Shares of the Nova Fund, the Fund's predecessor. The variability of performance over time provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

4

NOVA MASTER FUND
FUND PERFORMANCE AND FEE INFORMATION


-------------------------------------------------------------------------------------------
 [bar chart]                        THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM
                                    JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -20.78%.
1994   -4.77
1995   50.42                        DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST
1996   27.29                        RETURN FOR A QUARTER WAS 31.69% (QUARTER ENDED
1997   42.33                        DECEMBER 31, 1998) AND THE LOWEST RETURN FOR A QUARTER
1998   35.13                        WAS -22.46% (QUARTER ENDED SEPTEMBER 30, 2001).
1999   24.00
2000  -19.57
2001  -22.22
[end bar chart]

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                               FUND RETURN
                                               BEFORE TAXES
                                                NOVA MASTER     S&P 500
                                                  FUND          INDEX(2)
---------------------------------------------------------------------------
PAST ONE YEAR                                    -22.22%        -13.04%
PAST FIVE YEARS                                    8.33%          9.16%
SINCE INCEPTION (07/12/93)                        13.44%         11.72%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500(R) INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Nova Master Fund.

SHAREHOLDER FEES                                                                     NONE
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      MANAGEMENT FEES                                                                .75%
      DISTRIBUTION (12b-1) FEES                                                      NONE
      OTHER EXPENSES                                                                 .11%
TOTAL ANNUAL FUND OPERATING EXPENSES                                                 .86%




This Example is intended to help you compare the cost of investing in the Nova Master Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

NOVA MASTER FUND                 1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                  $90        $282      $490       $1,089

------

                                                                    PROSPECTUS 5


URSA MASTER FUND
FUND INFORMATION

FUND OBJECTIVE

The Ursa Master Fund seeks to provide investment results that will inversely correlate to the performance of the S&P 500(R) Index (the "underlying index").


If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).


PORTFOLIO INVESTMENTS

Unlike a traditional index fund, as its investment strategy, the Ursa Master Fund's benchmark is to perform exactly opposite the underlying index, and the Ursa Master Fund will not own the securities included in the index. Instead, as its primary investment strategy, the Ursa Master Fund invests to a significant extent in futures contracts and options on securities, futures contracts, and stock indices. On a day-to-day basis, the Ursa Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Ursa Master Fund also may enter into repurchase agreements and sell securities short.


RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Ursa Master Fund is subject to a number of other risks that will affect the value of its shares, including:

    - EQUITY RISK -- The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

    - SHORT SALES RISK -- Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

6

                                                                        --------

URSA MASTER FUND
FUND PERFORMANCE AND FEE INFORMATION


The bar chart and table below show the performance of the Ursa Master Fund both year-by-year and as an average over different periods of time. For periods prior to April 1, 2000, the performance in the bar chart and table below represents the performance of the Investor Class Shares of the Ursa Fund, the Fund's predecessor. The variability of performance over time provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Ursa Master Fund

YEARS  PERCENTAGE
1995      -20.14%
1996      -12.17%
1997      -20.98%
1998      -19.01%
1999      -12.40%
2000       17.45%
2001       16.33%


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -14.35%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 17.66% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS (17.06)% (QUARTER ENDED DECEMBER 31, 1998).


AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)
                                                                FUND RETURN
                                                                BEFORE TAXES         S&P 500
                                                              URSA MASTER FUND       INDEX(2)
                                                              ------------------------------------
  Past One Year                                                      16.33 %          -13.04 %
  Past Five Years                                                    -5.19 %            9.16 %
  Since Inception (01/07/94)                                         -7.07 %           11.84 %


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE S&P 500 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL STOCK MARKET PERFORMANCE.

FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Ursa Master Fund.

--------------------------------------------------------------------------------

SHAREHOLDER FEES                                               None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM NET ASSETS)
  Management Fees                                              .90%
  Distribution (12b-1) Fees                                    None
  Other Expenses                                               .04%
                                                              -----
  Total Annual Fund Operating Expenses                        0.94%



EXAMPLE
--------------------------------------------------------------------------------
    This Example is intended to help you compare the cost of investing in the Ursa Master Fund with the cost of investing in other mutual funds.
    The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


1 YEAR  3 YEARS    5 YEARS    10 YEARS
---------------------------------------
 $99      $308       $535      $1,186

------
                                                                    PROSPECTUS 7

ARKTOS MASTER FUND
FUND INFORMATION

FUND OBJECTIVE


The Arktos Master Fund seeks to provide investment results that will match the performance of a specific benchmark. The Fund's current benchmark is the inverse of the performance of the NASDAQ 100 Index(R) (the "underlying index"). The Fund's investment objective is not a fundamental policy and may be changed without seeking shareholder approval.

If the Fund meets its objective, the value of the Fund's shares will tend to increase during times when the value of the underlying index is decreasing. When the value of the underlying index is increasing, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the underlying index goes up by 5%, the value of the Fund's shares should go down by 5% on that day).


PORTFOLIO INVESTMENTS

Unlike a traditional index fund, as its investment strategy, the Arktos Master Fund's benchmark is to perform exactly opposite the underlying index, and the Arktos Master Fund will not own the securities included in the Index. Instead, as its primary investment strategy, the Arktos Master Fund engages to a significant extent in short sales of securities, futures contracts and options on securities, futures contracts, and stock indices. On a day-to-day basis, the Arktos Master Fund holds U.S. Government securities or cash equivalents to collateralize these futures and options contracts. The Arktos Master Fund also may enter into repurchase agreements.


RISK CONSIDERATIONS

In addition to the risks common to investing in any Benchmark Fund, the Arktos Master Fund is subject to a number of other risks that will affect the value of its shares, including:


    - CONCENTRATION RISK - To the extent that the underlying index is currently concentrated in issuers conducting business in the technology sector, the Fund's investments in those issuers are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of technology companies may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, problems relating to bringing their products to market, very high price/earnings ratios, and high personnel turnover due to severe labor shortages for skilled technology professionals.

    - EQUITY RISK - The equity markets are volatile, and the value of the Fund's futures and options contracts and other securities may fluctuate drastically from day to day. Equity market volatility may also negatively affect the Fund's short sales of securities. This volatility may cause the value of your investment in the Fund to decrease.

    - SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

8


ARKTOS MASTER FUND
FUND PERFORMANCE AND FEE INFORMATION


The bar chart and table below show the performance of the Arktos Master Fund both year-by-year and as an average over different periods of time. For periods prior to April 1, 2000, the performance in the bar chart and table below represents the performance of the Investor Class Shares of the Arktos Fund, the Fund's predecessor. The variability of performance over time provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Arktos Master Fund

YEARS  PERCENTAGE
1999      -54.31%
2000       23.53%
2001       15.13%


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 40.45%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 51.31% (QUARTER ENDED SEPTEMBER 30, 2001) AND THE LOWEST RETURN FOR A QUARTER WAS (35.88)% (QUARTER ENDED DECEMBER 31, 1999).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31,2001)(1)

                                                                 FUND SHARES
                                                                 BEFORE TAXES
                                                              ARKTOS MASTER FUND    NASDAQ 100 INDEX(R)(2)
                                                              --------------------------------------------
  Past One Year                                                           15.13 %           -32.66 %
  Since Inception (09/03/98)                                             -23.34 %             8.32 %


(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.


(2) THE NASDAQ 100 INDEX(R) IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF OVER-THE-COUNTER MARKET PERFORMANCE.


FEES AND EXPENSES OF THE FUND


    This table describes the fees and expenses that you may pay if you buy and hold shares of the Arktos Master Fund.

--------------------------------------------------------------------------------


SHAREHOLDER FEES                                               None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM NET ASSETS)
  Management Fees                                              .90%
  Distribution (12b-1) Fees                                    None
  Other Expenses                                               .04%
                                                              -----
  Total Annual Fund Operating Expenses                        0.94%


EXAMPLE
--------------------------------------------------------------------------------

    This Example is intended to help you compare the cost of investing in the Arktos Master Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


1 YEAR  3 YEARS    5 YEARS    10 YEARS
---------------------------------------
 $99      $308       $535      $1,186

------

                                                                    PROSPECTUS 9


JUNO MASTER FUND
FUND INFORMATION

FUND OBJECTIVE

The Juno Master Fund seeks to provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Fund's current benchmark is the inverse of the daily price movement of the Long Treasury Bond (the "underlying index").

If the Fund meets its objective, the value of the Fund's shares will increase on a daily basis when the price of the underlying index decreases. When the price of the underlying index increases, however, the value of the Fund's shares should decrease on a daily basis by an inversely proportionate amount (e.g., if the price of the underlying index increases by 2%, the value of the Fund's shares should go down by 2% on that day).

PORTFOLIO INVESTMENTS

Unlike a traditional fund, as its investment strategy, the Juno Master Fund's benchmark is to perform exactly opposite the underlying index. As its primary investment strategy, the Juno Master Fund enters into short sales and engages in futures and options transactions. On a day-to-day basis, the Juno Master Fund holds U.S. Government securities or cash equivalents to collateralize these obligations. The Juno Master Fund also may enter into repurchase agreements.

RISK CONSIDERATIONS


In addition to the risks common to investing in any Benchmark Fund, the Juno Master Fund is subject to a number of other risks that will affect the value of its shares, including:


    - FIXED INCOME RISK -- The Fund's fixed income investments will change in value in response to interest rate changes and other factors. In addition, the value of securities with longer maturities will fluctuate more in response to interest rate changes.

    - SHORT SALES RISK - Short sales are transactions in which a Fund sells a security it does not own. If the security the Fund sold short goes down in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

10

                                                                        --------

JUNO MASTER FUND
FUND PERFORMANCE AND FEE INFORMATION


The bar chart and table below show the performance of the Juno Master Fund both year-by-year and as an average over different periods of time. For periods prior to April 1, 2000, the performance in the bar chart and table below represents the performance of the Investor Class Shares of the Juno Fund, the Fund's predecessor. The variability of performance over time provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with a broad measure of market performance. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Juno Master Fund

YEARS  PERCENTAGE
1996        8.00%
1997       -5.56%
1998       -4.58%
1999       20.36%
2000      -13.74%
2001        1.42%


THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS -4.66%.

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 8.77% (QUARTER ENDED MARCH 31, 1996) AND THE LOWEST RETURN FOR A QUARTER WAS (8.24)% (QUARTER ENDED MARCH 31, 2000).



AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001)(1)

                                                           FUND SHARES
                                                           BEFORE TAXES        LEHMAN LONG TREASURY
                                                          JUNO MASTER FUND         INDEX(2)
                                                         -------------------------------------------------
 Past One Year                                                   1.42 %                 -1.61 %
 Past Five Years                                                -1.05 %                  1.26 %
 Since Inception (03/03/95)                                     -1.92 %                  2.08 %


(1) These figures assume the reinvestment of dividends and capital gains distributions.
(2) The Lehman Long Treasury Index is an unmanaged index that is a widely recognized indicator of U.S. Government bond performance.

FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Juno Master Fund.

--------------------------------------------------------------------------------


SHAREHOLDER FEES                                               None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM NET ASSETS)
  Management Fees                                              .90%
  Distribution (12b-1) Fees                                    None
  Other Expenses                                               .03%
                                                              -----
  Total Annual Fund Operating Expenses                        0.93%


EXAMPLE
--------------------------------------------------------------------------------
    This Example is intended to help you compare the cost of investing in the Juno Master Fund with the cost of investing in other mutual funds.
    The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


1 YEAR  3 YEARS    5 YEARS    10 YEARS
---------------------------------------
 $98      $305       $529      $1,174

------

                                                                   PROSPECTUS 11

                MORE INFORMATION ABOUT FUND INVESTMENTS AND RISK

THE BENCHMARK FUNDS' INVESTMENT OBJECTIVES

    The Funds are designed to provide investment results that match the performance of a specific benchmark. The benchmark used by each Fund is set forth below:

         FUND                                                    BENCHMARK
 Nova Master Fund                        150% of the performance of the S&P 500(R) Index

 Ursa Master Fund                        Inverse (opposite) of the performance of S&P 500 Composite
                                         Stock Price Index(R)
 Arktos Master Fund                      Inverse (opposite) of the performance of NASDAQ 100
                                         Index(R)
 Juno Master Fund                        Inverse (opposite) of the price movement of the Long
                                         Treasury Bond

A BRIEF GUIDE TO THE BENCHMARKS.


THE S&P 500(R) INDEX. The S&P 500(R) Index is a capitalization-weighted index composed of 500 common stocks, which are chosen by the Standard & Poor's Corporation ("S&P") on a statistical basis.

THE NASDAQ 100 INDEX(R). The Nasdaq 100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial companies listed on the National Association of Securities Dealers Automated Quotations System.

THE LONG TREASURY BOND. The Long Treasury Bond is the current U.S. Treasury bond with the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years.

THE ADVISOR'S INVESTMENT METHODOLOGY

Rydex Global Advisors (the "Advisor"), develops and implements structured investment strategies designed to achieve each Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Fund. The Advisor places particular emphasis on controlling risk relative to each Fund's benchmark or market sector in order to maintain consistency and predictability.

12

                                                                        --------

RISKS OF INVESTING IN THE FUNDS

    As indicated below, the Funds are subject to a number of risks that may affect the value of Fund shares.

EQUITY RISK (ALL FUNDS EXCEPT JUNO MASTER FUND) -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate. An investment in the Funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME RISK (JUNO MASTER FUND) -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.


INDUSTRY CONCENTRATION RISK (ARKTOS MASTER FUNDS) -- The Arktos Master Fund will invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the utilities industry. In addition, to the extent the

------

                                                                   PROSPECTUS 13


index underlying the Arktos Master Fund's benchmark is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. Currently, the index underlying the Arktos Master Fund's benchmark -- the NASDAQ 100 Index -- is concentrated in technology companies. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry is that the Fund will be more susceptible to the risks that are associated with of those issuers (or that industry) than a fund that does not concentrate its investments.


NON-DIVERSIFICATION RISK (ALL FUNDS) -- Since each Fund is non-diversified, each Fund may invest in the securities of a limited number of issuers. To the extent that a Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in these few issuers, and may be more susceptible to a single adverse economic of regulatory occurrence.


TRACKING ERROR RISK (ALL FUNDS) -- While the Funds do not expect returns to deviate significantly from their respective benchmarks on a daily basis, factors such as Fund expenses, imperfect correlation between the Funds' investments and those of their benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect their ability to achieve close correlation. The cumulative effect of these factors may over time cause the Fund's returns to deviate from their respective benchmarks on an aggregate basis. The magnitude of any tracking error may be affected by a higher portfolio turnover rate.


TRADING HALT RISK (ALL FUNDS) -- The Funds typically will hold short-term options and futures contracts. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange ("CME"), have established limits on how much an option or futures contract may decline over various time periods within a day. If an option or futures contract's price declines more than the established limits, trading on the exchange is halted on that instrument. If a trading halt occurs at the close of a trading day, a Fund may not be able to purchase or sell options or futures contracts. In such an event, a Fund also may be required to use a "fair-value" method to price its outstanding contracts.

FUTURES AND OPTIONS RISK (ALL FUNDS) -- The Funds may invest a percentage of their assets in futures and options contracts. The Funds may use futures contracts and related options for bona fide hedging purposes to offset changes in the value of securities held or expected to be acquired. They may also be used to gain exposure to a particular market or instrument, to create a synthetic money market position, and for certain other tax-related purposes. The Funds will only enter into futures contracts traded on a national futures exchange or board of trade. Futures and options contracts are described in more detail below:

    FUTURES CONTRACTS -- Futures contracts and options on futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Index futures are futures contracts for various indices that are traded on registered securities exchanges.

14

    OPTIONS -- The buyer of an option acquires the right to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying security. When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written or by owning a call option on the underlying security. Alternatively, a Fund may cover its position by maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund.

The risks associated with the Funds' use of futures and options contracts include:

    - A Fund experiencing losses over certain ranges in the market that exceed losses experienced by a Fund that does not use futures and options contracts.

    - There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures.

    - Although the Funds will only purchase exchange-traded futures and options, due to market conditions there may not be a liquid secondary market for a futures contract or option. As a result, the Funds may be unable to close out their futures or options contracts at a time which is advantageous.

    - Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

    - Because option premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

SHORT SALES RISK (ALL FUNDS EXCEPT NOVA FUND) -- Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. If the price is lower, the Fund will make money on the transaction. Conversely, if the price is higher, the Fund will lose money on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

EARLY CLOSING RISK (ARKTOS FUND) -- The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations system ("NASDAQ") and the New York Stock Exchange ("NYSE") is 4:00 P.M., Eastern Time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in a trading day, a Fund might incur substantial trading losses.

SWAP COUNTERPARTY CREDIT RISK (ARKTOS FUND) - The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to a particular group of stocks or to an index of stocks without actually purchasing those stocks, or to hedge a position. The Funds will use short-term swap agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The use of equity swaps involves risks that are different from those associated with ordinary portfolio securities transactions. Swap agreements may be considered to be illiquid. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

PORTFOLIO TURNOVER RATE RISK (ALL FUNDS) - The Trust anticipates that investors that are part of a tactical asset-allocation strategy will frequently redeem or exchange shares of a Fund, which will cause that Fund to experience high portfolio turnover. A higher portfolio turnover rate may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders.

------

                                                                   PROSPECTUS 15


SHAREHOLDER INFORMATION GUIDE

PURCHASING AND REDEEMING SHARES

Shares of the Master Funds are offered only to feeder funds in the Trust's "master-feeder" structure.

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per share, which is also known as NAV. Each Fund calculates its NAV by:

    - Taking the current market value of its total assets

    - Subtracting any liabilities

    - Dividing that amount by the total number of shares owned by shareholders.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). If the primary exchange or market where a Fund's securities or other investments trade closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the Funds may calculate NAV as of the earlier closing time.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISOR

Rydex Global Advisors with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Funds.

CHAIRMAN OF THE BOARD AND THE PRESIDENT OF THE ADVISOR

Albert P. Viragh, Jr., owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Funds and continuously reviews, supervises, and administers each Fund's investment program.

The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities.

Under investment advisory agreements with the Advisor, the Funds pay the Advisor a fee at an annualized rate, based on the average daily net assets for each Fund, as set forth below:


FUND                                    ADVISORY FEE
Nova Master                                   .75%
Ursa Master                                   .90%
Arktos Master                                 .90%
Juno Master                                   .90%

16

- Each Master Fund is managed by a team and no one person is responsible for making investment decisions for a Fund.

- The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees which are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, are paid at least annually by each of the Funds to shareholders of record on the Fund's record date.The Funds may declare and pay dividends on the same date. The Funds make distributions of capital gains, if any, at least annually. Each Fund, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of a Fund.

Dividends and distributions are paid in the form of additional fund shares to the Feeder Funds.

Dividends and distributions from a Fund are taxable to you whether they are reinvested in additional shares of the Fund or are received in cash.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. This is not intended to present a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in each Statement of Additional Information ("SAI").

TAX STATUS OF EACH FUND

Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as a Fund qualifies as a regulated investment company, it does not expect to pay federal income tax on the earnings it distributes at least anually to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute substantially all of its investment income and net realized capital gains, if any, annually. The income dividends you receive from the Funds will be taxed as ordinary income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gain regardless of how long you have owned your shares. The tax treatment of dividends and distributions is the same whether you receive them in cash or in additional shares.

Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by a fund from U.S. corporations.

Distributions paid in January but declared by a Fund in October, November or December of the previous year, may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS

Each sale, exchange, or redemption of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Rydex Fund is the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request.

STATE TAX CONSIDERATIONS

Distributions by the Funds may be subject to state and local taxation. You should consult with your tax advisor regarding state and local taxes affecting your investment in the Funds.

------

                                                                   PROSPECTUS 17


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Rydex Series Funds' 2002 Annual Report. The 2002 Annual Report is available by telephoning the transfer agent at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.


                                            NOVA MASTER             URSA MASTER FUND
                                            FUND
---------------------------------------------------------------------------------------------
                                            PERIOD             YEAR             PERIOD
                                            ENDED              ENDED            ENDED
                                            MARCH 31,          MARCH 31,        MARCH 31,
                                            2002*              2002             2001*
                                            -------------      -------------    -------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD        $       50.00      $       65.19    $       49.71
                                            -------------      -------------    -------------
Net Investment Income                                 .34               1.22             2.80
Net Realized and Unrealized Gains
      (Losses) on Securities                        (4.62)              (.35)           15.50
                                            -------------      -------------    -------------
Net Increase (Decrease) in Net Asset Value

      Resulting from Operations                     (4.28)               .87            18.30
DISTRIBUTIONS TO FEEDER FUNDS:

      From Net Investment Income                     (.36)             (1.49)           (2.82)
      From Return of Capital                           --                 --               --
                                            -------------      -------------    -------------
Net Increase (Decrease) in Net Asset Value          (4.64)              (.62)           15.48
NET ASSET VALUE--END OF PERIOD              $       45.36      $       64.57    $       65.19
                                            -------------      -------------    -------------
TOTAL INVESTMENT RETURN                             (8.54)%             1.37%           38.06%
RATIOS TO AVERAGE NET ASSETS

Gross Expenses                                       0.86%**            0.94%            0.95%**

Net Expenses                                         0.86%**            0.94%            0.95%**

Net Investment Income                                0.69%**            1.90%            5.11%**

SUPPLEMENTARY DATA:

Portfolio Turnover Rate***                            401%                --               --
Net Assets, End of Year (000's omitted)     $     291,992      $     228,485    $     225,040


* SINCE THE COMMENCEMENT OF OPERATIONS: AUGUST 1, 2001--NOVA MASTER PORTFOLIO; APRIL 1, 2000--URSA MASTER PORTFOLIO, ARKTOS MASTER PORTFOLIO, AND JUNO MASTER PORTFOLIO.
**   ANNUALIZED.
*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR.THE URSA MASTER PORTFOLIO AND THE JUNO MASTER PORTFOLIO TYPICALLY HOLD MOST OF THEIR INVESTMENTS IN OPTIONS AND FUTURES CONTRACTS WHICH ARE DEEMED SHORT-TERM SECURITIES.

18

                                                                        --------


          ARKTOS MASTER FUND             JUNO MASTER FUND
---------------------------------------------------------------
         YEAR           PERIOD         YEAR           PERIOD
         ENDED          ENDED          ENDED          ENDED
         MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
         2002           2001*          2002           2001*
     -----------      ----------     -----------     ----------
       $96.47          $53.67         $45.39          $49.91
     -----------      ----------     -----------     ----------
         1.37            3.70            .69            2.72
        (8.93)          42.92           1.14           (4.45)
     -----------      ----------     -----------     ----------
        (7.56)          46.62           1.83           (1.73)
        (3.73)          (3.82)          (.97)          (2.79)
     -----------      ----------     -----------     ----------
       (11.29)          42.80            .86           (4.52)
     -----------      ----------     -----------     ----------
       $85.18          $96.47         $46.25          $45.39
        (8.03)%         91.61%          4.12%          (3.67)%
         0.94%           0.96%**        0.93%           0.94%**
         0.94%           0.95%**        0.93%           0.94%**
         1.63%           6.58%**        1.61%           5.04%**
           --           1,788%            --              --
     $115,929         $78,919        $33,105         $12,417

------

                                                                   PROSPECTUS 19

BENCHMARK INFORMATION.

S&P and Nasdaq do not sponsor, endorse, sell or promote the Nova Master Fund, Ursa Master Fund, Arktos Master Fund, or Juno Master Fund (the "Funds") and make no representation or warranty, implied or express, to the investors in the Funds, or any members of the public, regarding:

-    the advisability of investing in any Rydex Fund;

-    the ability of any index to track stock market performance;

- the accuracy and/or the completeness of the aforementioned indexes or any data included therein;

- the results to be obtained by any of the Funds, the investors in the Funds, or any person or entity from the use of the indexes or data included therein;

- and the merchantability or fitness for a particular purpose for use with respect to the indexes or any data included therein.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500," "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Rydex Global Advisors. The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Rydex Funds.

More information about Index Publishers is located in the SAI.

Additional information about the Funds is included in a Statement of Additional Information dated August 1, 2002 (the "SAI"), which contains more detailed information about the Funds. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains a Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 1.202.942.8090). You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

     You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 1.800.820.0888 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Funds' investments is available in the annual and semi-annual reports. Also, in the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.


--------------------------------------------------------------------------------

       NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN
CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION
   OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY
               JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

                       RYDEX SERIES FUNDS' SEC registration number is 811-07584.

APRIL 8, 2002
(AS SUPPLEMENTED AUGUST 1, 2002)

RYDEX SERIES FUNDS

PROSPECTUS

INSTITUTIONAL CLASS SHARES

U.S. GOVERNMENT MONEY MARKET FUND




THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[RYDEX FUNDS LOGO]

INSTITUTIONAL CLASS SHARES
RYDEX SERIES FUNDS

9601 Blackwell Road, Suite 500

Rockville, Maryland 20850

800.783.5608

301.296.5402


Rydex Series Funds (the "Trust") is a mutual fund complex with thirty-nine separate investment portfolios. This prospectus describes the Institutional Class Shares of the U.S. Government Money Market Fund (the "Fund") only.

Institutional Class Shares of the Fund are sold principally to Futures Commission Merchants and other institutional investors.

TABLE OF CONTENTS


 5  U.S. GOVERNMENT MONEY MARKET FUND
 7  MORE INFORMATION ABOUT FUND INVESTMENTS
 7  INVESTING WITH RYDEX: SHAREHOLDER INFORMATION
10  RYDEX ACCOUNT POLICIES FOR ALL SHAREHOLDERS
11  DIVIDENDS AND DISTRIBUTIONS
12  TAX INFORMATION
14  MANAGEMENT OF THE FUND
15  FINANCIAL HIGHLIGHTS
BC  ADDITIONAL INFORMATION

This page intentionally left blank.

U.S. GOVERNMENT MONEY MARKET FUND
FUND INFORMATION


FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities, its agencies or instrumentalities. The Fund may also invest in Eurodollar time deposits. The Fund operates under SEC rules, which impose certain liquidity, maturity and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS

The U.S. Government Money Market Fund is subject to the following risks that will potentially affect the value of its shares:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE

The bar chart and table on the following page show the performance of the Investor Class Shares of the U.S. Government Money Market Fund (which are not offered in this Prospectus) both year by year and as an average over different periods of time. Since Investor Class Shares are invested in the same portfolio of securities, returns for the Institutional Class Shares of the Fund will be substantially similar to that of the Investor Class Shares shown here, and will differ only to the extent that each class has different expenses. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.

FUND PERFORMANCE AND FEE INFORMATION

1994  3.23%
1995  4.93%
1996  4.49%
1997  4.59%
1998  4.72%
1999  4.25%
2000  5.42%
2001  3.33%

THE YEAR-TO-DATE RETURN FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.47%

DURING THE PERIOD SHOWN IN THE BAR CHART, THE HIGHEST RETURN FOR A QUARTER WAS 1.51% (QUARTER ENDED SEPTEMBER 30, 1995) AND THE LOWEST RETURN FOR A QUARTER WAS .40% (QUARTER ENDED DECEMBER 31, 2001).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDING DECEMBER 31, 2001) (1)

                                   INVESTOR CLASS SHARES          90-DAY TREASURY COMPOSITE(2)
-------------------------------------------------------------------------------------------------
PAST ONE YEAR                              3.33%                              4.46%
PAST FIVE YEARS                            4.44%                              5.28%
SINCE INCEPTION (12/03/93)(3)              4.29%                              5.25%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.
(2) THE 90-DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE
(3) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATIONS. INSTITUTIONAL CLASS SHARES HAVE NOT PREVIOUSLY BEEN OFFERED.

YIELD - Call 800.783.5608 for the Fund's current yield.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the U.S. Government Money Market Fund.

SHAREHOLDER FEES*                                                                 NONE
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
      MANAGEMENT FEES                                                             .50%
      DISTRIBUTION (12b-1) FEES                                                   NONE
      OTHER EXPENSES**                                                            .35%
TOTAL ANNUAL FUND OPERATING EXPENSES                                              .85%

* THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.

** "OTHER EXPENSES" PRESENTED IN THE TABLE ABOVE MAY BE HIGHER THAN THE EXPENSES YOU WOULD ACTUALLY PAY AS A SHAREHOLDER IN THE FUND BECAUSE THE FUND'S SERVICER HAS VOLUNTARILY AGREED TO WAIVE CERTAIN CLASS EXPENSES OF THE FUND TO THE EXTENT NECESSARY TO KEEP TOTAL EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) FROM EXCEEDING 0.55% OF DAILY NET ASSETS. THE FUND'S SERVICER MAY CHANGE OR CANCEL ITS EXPENSE LIMITATION AT ANY TIME.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Institutional Class Shares of the U.S. Government Money Market Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

    1 YEAR            3 YEARS          5 YEARS             10 YEARS
------------------------------------------------------------------------------
      $89              $279              $484                $1077

MORE INFORMATION ABOUT FUND

INVESTMENTS

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Global Advisors, the investment advisor to the Fund, develops and implements structured investment strategies designed to achieve the Fund's objective. In addition to the investments and strategies described in this Prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in the Statement of Additional Information. There is no guarantee that the Fund will achieve its investment goal.

INVESTING WITH RYDEX:

SHAREHOLDER INFORMATION

OPENING A NEW ACCOUNT

In order to open a new account, you will need to complete and sign an account application. To obtain an application, call Rydex at 800.783.5608 or
301.296.5402. Be sure to complete the application that corresponds to the type of account you are opening.

MINIMUM INVESTMENT AMOUNT

The minimum initial investment to open an account for the Institutional Class Shares of the U.S. Government Money Market Fund is $10,000,000.

BUYING FUND SHARES

Investors may buy shares of the Fund on any day that the NYSE is open for business (a "Business Day").

Obtain an account number by completing the account application that corresponds to the type of account you are opening and faxing or mailing it to Rydex. Rydex's fax number is 301.296.5111. Then wire funds using the instructions below.

-    Make sure your investment meets the Minimum Investment Requirement.

-    There are no minimum requirements for subsequent purchases.

To obtain "same-day credit" (to get that Business Day's share price) for your purchase, you MUST call Rydex at 800.738.5608 and provide the following information PRIOR to the purchase cut-off time (see " General Information About Buying Shares" below) of the Fund:

-    Account Number

-    Fund Name

-    Amount of Wire

-    Fed Wire Reference Number

You will receive a confirmation number to verify that your purchase order has been accepted.

IF YOU DO NOT CALL RYDEX TO NOTIFY US OF THE INCOMING WIRE, YOUR PURCHASE ORDER CANNOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.

WIRE INSTRUCTIONS

U. S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Rydex Series Funds
Account Number: 48038-9030
[Your Name]
[Your shareholder account number & Fund choice]

- IF YOUR PURCHASE IS CANCELED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THAT THE FUND INCURS.

- YOU MAY NOT BE ABLE TO PURCHASE SHARES BY WIRE TRANSFER ON DAYS WHEN FEDERAL RESERVE SYSTEM BANKS ARE CLOSED.

GENERAL INFORMATION ABOUT BUYING SHARES

Initial applications and investments, as well as subsequent investments, in the Fund must be received by the Fund's transfer agent, on any Business Day, before 3:30 P.M. to be processed at the current net asset value per share ("NAV"). The Institutional Class of the Fund calculates its NAV once each Business Day. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.

SELLING FUND SHARES

Investors may sell their shares back to the Fund on any Business Day by any of the methods described below:

HOW TO REDEEM BY LETTER

Send a letter of instruction that includes:

-    Your name

-    Your account number

-    The Fund name

-    The dollar amount or number of shares you would like to sell

-    Method of payment (Check or Wire)

-    Signature of account owner(s)

You may send a redemption request by mail or by faxing it to 301.296.5111.

HOW TO REDEEM BY PHONE

- Call Rydex at 800.738.5608 or 301.296.5402 prior to the above specified cut-off times. Rydex is open on each Business Day from 8:30 a.m. to 5:30 p.m., Eastern Time.

-    Give the representative the following information:

     -    Your name
     -    Your account number
     -    The Fund name
     -    The dollar amount or number of shares you would like to sell

-    Method of payment (check or wire)

THE REPRESENTATIVE WILL PROVIDE YOU A CONFIRMATION NUMBER FOR YOUR REDEMPTION. PLEASE RETAIN IT FOR YOUR RECORDS.

-    The transfer agent must receive your instructions by:

     - 3:30 p.m., Eastern Time in order for you to receive your redemption proceeds by wire transfer by 4:30 p.m., Eastern Time.

     THE REDEMPTION REQUEST WILL BE PROCESSED AT THE NAV NEXT DETERMINED AFTER RECEIPT BY THE TRANSFER AGENT.

THINGS TO KNOW

- Shares of the Institutional Money Market Fund are not exchangeable for shares of other Rydex Funds.

- You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption request.

- Rydex reserves the right to close your account if a redemption reduces your total account balance below the initial minimum account requirement for more than 30 days.

- All redemptions will be mailed to the address of record or wired to the account of record.

- If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, the redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

- You may request overnight mail service for an additional fee. If your address of record is a P.O. Box, overnight mail service is not allowed.

- If you send a redemption request by fax, trades will not be guaranteed , unless you call Rydex at 800.783.5608 to verify that your fax was received.

- REDEMPTION REQUESTS MAY ONLY BE MADE BY THE REGISTERED OWNER OR BY AN INDIVIDUAL WHO HAS BEEN GIVEN WRITTEN AUTHORIZATION (BY THE OWNER) TO TRADE THE ACCOUNT.

SUSPENSION OF REDEMPTIONS

Rydex may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC.

RYDEX ACCOUNT POLICIES

FOR ALL SHAREHOLDERS

NAV DETERMINATION

The price at which you buy (and sell) shares is the net asset value. NAV is calculated by:

- Taking the current market value of a Fund's total investments plus other assets

-    Subtracting the liabilities

-    Dividing that amount by the total number of shares owned by shareholders.

The NAV of the U.S. Government Money Market Fund is determined once each Business Day, at 4:00 p.m., Eastern Time.

If the exchange or market where a Fund's securities or other investments are primarily traded closes early -- such as on days in advance of holidays generally observed by participants in these markets -- the NAV may be calculated earlier.

The U.S. Government Money Market Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Funds' Board of Trustees. More information the valuation of the Funds' holdings and the amortized cost method can be found in the Statement of Additional Information.

EARLY FUND CUT-OFF TIMES

On any day that the NAV is calculated earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which purchase and redemption orders must be received.

ADDITIONAL RIGHTS RESERVED BY THE TRUST

In addition to any rights that the Trust has reserved elsewhere in this Prospectus, Rydex reserves the right to do any of the following at any time, with or without prior notice to you:

-    Modify minimum account requirements.

-    Reject or refuse, in whole or in part, any purchase order for Fund shares.

-    Add or change fees charged for special services.

LOW BALANCE ACCOUNTS

Your account balance in the Fund drops below the required minimum for more than 30 days, the Trust reserves the right to redeem your remaining Institutional Class shares or to automatically exchange your shares for Investor Class shares of the Fund without any additional notification to you.

TRANSACTIONS OVER TELEPHONE

Telephone transactions are extremely convenient, but are not risk-free. To ensure that your telephone transactions are safe, secure, and as risk-free as possible, the Trust has instituted certain safeguards and procedures for determining the identity of telephone callers and authenticity of instructions. As a result, neither the Trust nor its transfer agent will be responsible for any loss, liability, cost, or expense for following telephone or wire instructions they reasonably believe to be genuine. If you are unable to reach the Trust by calling 800.783.5608 or 301.296.5402, you may want to try to reach the Trust by other means.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. The transfer agent may allow you to choose to receive your confirmations and/or statements either by mail or electronically.

ELECTRONIC COMMUNICATIONS

You may consent to receive all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the Rydex Web site or other electronic means. If you consent to receive electronic communications from Rydex, you may print a copy for your records. Shareholders who consent to receive communications electronically must:

-    Have and maintain access to the Rydex Web site.

-    Provide Rydex with a valid and current e-mail address.

- Notify Rydex immediately if they no longer have access, change their e-mail address or wish to revoke consent.

You may revoke your consent to receive electronic confirmations and other communications from the Fund through the Rydex Web site or other electronic means at any time by informing the transfer agent in writing. For more information follow the instructions on the Rydex Web site.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

-    $15 for wire transfers of redemption proceeds under $5,000.

-    $50 on purchase checks returned for insufficient or uncollectible funds.

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date.

- $15 for standard overnight packages (fee may be higher for special delivery options).

-    $25 for bounced draft checks or ACH transactions.

DIVIDENDS AND DISTRIBUTIONS

The U.S. Government Money Market Fund declares dividends daily and pays them monthly. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you have not already elected to receive cash payments on your application, you must notify the

Trust in writing prior to the date of distribution. Your election will become effective for dividends paid after the Trust receives your written notice. To cancel your election, simply send written notice to the Trust.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. The Trust has not tried to present a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI). YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

- The Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends you receive from the Fund will be taxed as ordinary income.

- Any capital gains distributions you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

- Capital gains distributions will result from gains on the sale or exchange of capital assets held for more than one year.

- Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. You should consider the tax consequences of any redemption before making such a request.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Fund and ownership of

Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Rydex Global Advisors, 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Fund.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day- to-day management activities. Under an investment advisory agreement between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2002 of 0.50%, based on the average daily net assets for the Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees that are affiliated with the Advisor.

FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single U.S. Government Money Market Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Institutional Class Shares of the Fund were not offered as of March 31, 2002 and therefore no financial highlights are presented for that class. Because Institutional Class Shares are subject to different expenses, total return will ordinarily differ for the same period. This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appear in the Trust's 2002 Benchmark Funds Annual Report. The Trust's 2002 Benchmark Funds Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Trust's Benchmark Funds Annual Report is incorporated by reference in the SAI.

U.S. GOVERNMENT MONEY MARKET FUND

                                                   YEAR          YEAR          YEAR           YEAR
                                                  ENDED         ENDED         ENDED          ENDED
                                              MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                                                   2002          2001          2000           1999
------------------------------------------  ------------  ------------  ------------   ------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD              $1.00         $1.00         $1.00          $1.00
                                            ------------  ------------  ------------   ------------
   Net Investment Income+                           .02           .05           .04            .04
                                            ------------  ------------  ------------   ------------
   Net Increase in Net Asset Value
      Resulting from Operations                     .02           .05           .04            .04
   Distributions to Shareholders from
      Net Investment Income                        (.02)         (.05)         (.04)          (.04)
                                            ------------  ------------  ------------   ------------
   Net Increase in Net Asset Value                   --            --            --             --
                                            ------------  ------------  ------------   ------------
NET ASSET VALUE--END OF PERIOD                    $1.00         $1.00         $1.00          $1.00
                                            ============  ============  ============   ============
TOTAL INVESTMENT RETURN                            2.35%         5.48%         4.48%          4.55%
RATIOS TO AVERAGE NET ASSETS
   Gross Expenses                                  0.85%         0.85%         0.89%          0.84%
   Net Expenses                                    0.85%         0.85%         0.88%          0.83%
   Net Investment Income                           2.23%         5.38%         4.36%          4.37%
SUPPLEMENTARY DATA:
   Net Assets, End of Year
      (000's omitted)                          $979,433      $948,275      $686,198       $949,802
---------------------------------------------------------------------------------------------------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

* ANNUALIZED

U.S. GOVERNMENT MONEY MARKET FUND

                                            ---------------
                                                      YEAR
                                                     ENDED
                                                     MARCH
                                                  31, 1998
------------------------------------------  ---------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD                 $1.00
                                                -----------
   Net Investment Income+                              .04
                                                -----------
   Net Increase in Net Asset Value
      Resulting from Operations                        .04
   Distributions to Shareholders from
      Net Investment Income                           (.04)
                                                -----------
   Net Increase in Net Asset Value                      --
                                                -----------
NET ASSET VALUE--END OF PERIOD                       $1.00
                                                ===========
TOTAL INVESTMENT RETURN                               4.69%
RATIOS TO AVERAGE NET ASSETS
   Gross Expenses                                     0.89%
   Net Expenses                                       0.89%
   Net Investment Income                              4.37%
SUPPLEMENTARY DATA:
   Net Assets, End of Year
      (000's omitted)                             $253,295
-----------------------------------------------------------

Additional information about the Fund is included in a Statement of Additional Information dated August 1, 2002 (the "SAI"), which contains more detailed information about the Fund. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its Web site ("http://www.sec.gov") that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.942.8090).. You may request documents by mail from the SEC, upon payment of a duplication fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the annual or semi-annual reports, without charge by calling 800.820.0888 or by writing to Rydex Series Funds, at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. Additional information about the Fund's investments is available in the annual and semi-annual reports. Also, in the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

The Trust's SEC registration number is 811-7584


                                       BC

                       STATEMENT OF ADDITIONAL INFORMATION

                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            ROCKVILLE, MARYLAND 20850

                            800.783.5608 301.296.5402
                               WWW.RYDEXFUNDS.COM

This Statement of Additional Information ("SAI") relates to the Institutional Class Shares of the following portfolio of Rydex Series Funds (the "Trust"):

U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's Prospectus for Institutional Class Shares of the U. S. Government Money Market Fund dated April 8, 2002 as supplemented August 1, 2002. Copies of the Trust's Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's U. S. Government Money Market Fund's most recent financial statements, which appear in the Trust's Benchmark Funds 2002 Annual Report, are incorporated herein by reference to, and must be delivered with, this SAI.

      The date of this SAI is April 8, 2002 as supplemented August 1, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                              PAGE
GENERAL INFORMATION ABOUT THE TRUST                                                                              1

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS                                                                1

DESCRIPTION OF THE MONEY MARKET FUND                                                                             4

INVESTMENT RESTRICTIONS                                                                                          4

BROKERAGE ALLOCATION AND OTHER PRACTICES                                                                         5

MANAGEMENT OF THE TRUST                                                                                          7

DETERMINATION OF NET ASSET VALUE                                                                                13

INFORMATION ON COMPUTATION OF YIELD                                                                             14

PURCHASE AND REDEMPTION OF SHARES                                                                               15

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                                                             16

OTHER INFORMATION                                                                                               18

COUNSEL                                                                                                         19

AUDITORS AND CUSTODIAN                                                                                          19

FINANCIAL STATEMENTS                                                                                            19

APPENDIX A                                                                                                      20

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Currently, the Trust is composed of over 30 series, including the U.S. Government Money Market Fund (the "Money Market Fund").

The Trust currently offers Investor Class Shares, Advisor Class Shares, C Class Shares, H Class Shares and Institutional Class Shares. The different classes provide for variations in certain shareholder servicing, distribution and other class specific expenses, and in the minimum initial investment requirement. In addition, a contingent deferred sales load is imposed on the redemption of C Class Shares. Sales charges and minimum investment requirements are described in the prospectus for each Rydex Fund or class. Additional Funds and/or classes may be created from time to time.

This SAI relates only to the Institutional Class Shares of the U. S. Government Money Market Fund ( the "Fund" or "Money Market Fund")

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Prospectus. The investment objective of the Money Market Fund is a fundamental policy which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Portfolio management is provided to the Fund by the Trust's investment advisor, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Global Advisors (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

EURODOLLAR OBLIGATIONS

Eurodollar bank obligations are U.S. dollar denominated certificates of deposit or time deposits issued outside the United States by foreign branches of U.S. banks or by foreign banks.

ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 10% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act. If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 15% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund to invest in repurchase agreements that mature within seven days. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Money Market Fund may use reverse repurchase agreements as part of the Fund's investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund. The Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Agriculture Mortgage Corporation (Farmer Mac), the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities. The Fund may also invest in Eurodollar time deposits.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE MONEY MARKET FUND

The Money Market Fund shall not:

         1. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

         2. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

         3. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

         4.       Write or purchase put or call options.

         5. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

         6. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

         7. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees.

The Money Market Fund may not:

         1.       Invest in warrants.

         2.       Invest in real estate limited partnerships.

         3.       Invest in mineral leases.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching", for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002, the Fund did not pay any brokerage commissions.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a research and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Fund did not pay commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002 the Fund paid no brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal year. Regular brokers or dealers of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2002, the following Fund held securities of the Trust's "regular brokers or dealers":

-------------------- ---------------- --------------------------------------------------------------------------------
       FUND              TYPE OF                                REGULAR BROKERS OR DEALERS
                        SECURITY      --------------------------------------------------------------------------------
-------------------- ---------------- ----------------- ------------------- -------------------- ---------------------
                                       SALOMON SMITH     LEHMAN BROTHERS,    PAINEWEBBER, INC.        U.S. BANK
                                        BARNEY, INC.           INC.
-------------------- ---------------- ----------------- ------------------- -------------------- ---------------------

  U.S. Government      Repurchase       $54,153,661        $48,002,872          $54,153,661          $54,153,661
   Money Market        Agreements
-------------------- ---------------- ----------------- ------------------- -------------------- ---------------------

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 37

Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Funds of the Rydex Dynamic Funds and the Rydex Variable Trust, that are described in a separate prospectus and SAI. In total the Rydex Family of Funds is comprised of 78 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES

*/ALBERT P. VIRAGH, JR. (61)

         Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

COREY A. COLEHOUR (56)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (61)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O.  DEMARET (62)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T.  MCCARVILLE (60)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

--------
*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

ROGER SOMERS (58)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g) the level of the Advisor's profitability from its Fund-related operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------- ---------------------------------------- ----------------------------------------
                                Dollar Range of Fund Shares          Aggregate Dollar Range of Shares in
                            (U. S. Government Money Market Fund     All Rydex Funds Overseen by Trustee**
Name                                      only)*
------------------------- ---------------------------------------- ----------------------------------------
Viragh, Jr.                                 $0                                  over $100,000
------------------------- ---------------------------------------- ----------------------------------------
Colehour                                    $0                                       $0
------------------------- ---------------------------------------- ----------------------------------------
Dalton                                      $0                                       $0
------------------------- ---------------------------------------- ----------------------------------------
Demaret                                over $100,000                            over $100,000
------------------------- ---------------------------------------- ----------------------------------------
McCarville                                  $0                                $50,001-$100,000
------------------------- ---------------------------------------- ----------------------------------------
Somers                                      $0                                  over $100,000
------------------------- ---------------------------------------- ----------------------------------------

* Based on Investor, C and Advisor Class Shares only. Institutional Class Shares were not offered for sale as of December 31, 2001.

** Valuation date is December 31, 2001.

BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2002, is set forth in the table below:

------------------------------ ------------------- ---------------------- -------------------- --------------------
                                                        PENSION OR
                                   AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL
  NAME OF PERSON, POSITION     COMPENSATION FROM    ACCRUED AS PART OF       BENEFITS UPON     TOTAL COMPENSATION
                                     TRUST           TRUST'S EXPENSES         RETIREMENT       FROM FUND COMPLEX*
------------------------------ ------------------- ---------------------- -------------------- --------------------
Albert P. Viragh, Jr.                  $0                   $0                     $0                  $0
------------------------------ ------------------- ---------------------- -------------------- --------------------
Corey A. Colehour                   $29,500                 $0                     $0                $44,000
------------------------------ ------------------- ---------------------- -------------------- --------------------
J. Kenneth Dalton                   $29,500                 $0                    $0                 $44,000
------------------------------ ------------------- ---------------------- -------------------- --------------------
Roger Somers                        $29,500                 $0                    $0                 $44,000
------------------------------ ------------------- ---------------------- -------------------- --------------------
John O. Demaret                     $29,500                 $0                    $0                 $44,000
------------------------------ ------------------- ---------------------- -------------------- --------------------
Patrick T. McCarville               $29,500                 $0                    $0                 $44,000
------------------------------ ------------------- ---------------------- -------------------- --------------------

* Each member of the Board of Trustees also serves as a Trustee to Rydex Variable Trust and to Rydex Dynamic Funds.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

ROBERT M. STEELE (43)

         Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

CARL G. VERBONCOEUR (49)

         Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (32)

         Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993

JOANNA M. HAIGNEY (35)

         Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

ADVISOR

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993 and together with PADCO Advisors II, Inc. does business under the name Rydex Global Advisors. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and President of the Advisor, owns a controlling interest in the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Trustees and the officers of the Trust. As of July 2, 2002, assets under management of the Advisor were approximately $4.86 billion. Pursuant to the advisory agreement with the Advisor, the Fund pays the Advisor a fee of 0.50% at an annual rate based on the average daily net assets for the Fund.

For the fiscal periods ended March 31, 2000, March 31, 2001 and March 31, 2002, the Advisor received the following investment advisory fees from the Fund:

-------------------------------------- -------------------------------------------------------------------------------
                                                                     ADVISORY FEES PAID
                                       -------------------------------------------------------------------------------
            FUND (CLASS)                         2000                       2001                       2002
-------------------------------------- -------------------------- -------------------------- -------------------------
U.S. Government Money Market Fund             $5,487,437                 $6,307,648                 $6,808,387
-------------------------------------- -------------------------- -------------------------- -------------------------

The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. For the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002 the Fund paid the Servicer the following service fees:

-------------------------------------- -------------------------------------------------------------------------------
                                                             ADMINISTRATIVE SERVICE FEES PAID*
                                       -------------------------------------------------------------------------------
            FUND (CLASS)                         2000                       2001                       2002
-------------------------------------- -------------------------- -------------------------- -------------------------
U.S. Government Money Market Fund             $2,194,975                 $2,523,059                 $2,819,808
-------------------------------------- -------------------------- -------------------------- -------------------------

*Represents only administrative service fees paid by the Investor, C and Advisor Class Shares. Institutional Class Shares had not been offered as of March 31, 2002

Pursuant to an Accounting Service Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. The Servicer received the following fees for the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002:

------------------------------- --------------------------------------------------------------------------------------
                                                           ACCOUNTING SERVICES FEES PAID*
                                --------------------------------------------------------------------------------------
             FUND                          2000                         2001                         2002
------------------------------- ---------------------------- ---------------------------- ----------------------------
U.S. Government Money Market
Fund                                     $234,105                     $279,566                     $598,529
------------------------------- ---------------------------- ---------------------------- ----------------------------

*Represents only accounting services fees paid by the Investor, C and Advisor Class Shares. Institutional Class Shares had not been offered as of March 31, 2002

DISTRIBUTION

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

INFORMATION ON COMPUTATION OF YIELD

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. The Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment within 30 days).

TAX CONSEQUENCES

Shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where NASDAQ, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the NASDAQ, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

The Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders of the Money Market Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Money Market Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales and redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 net asset value per share, shareholders of that Fund should not expect to realize any gain or loss on the sale or redemption of such shares.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for 6 months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

BACK-UP WITHHOLDING

In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number), (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"), or (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding.

OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS

You receive one vote for every full Fund share owned. The Fund or class of the Fund will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the
Code) pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You may visit the Trust's Web site at WWW.RYDEXFUNDS.COM or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281, is the auditor and the independent certified public accountant of the Trust and the Fund.

U S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. The custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's U.S. Government Money Market Fund's financial statements for the fiscal year ended March 31, 2002, including notes thereto and the report of Deloitte & Touche LLP appearing in the Trust's Benchmark Funds 2002 Annual Report, are incorporated by reference into this SAI. A copy of the Trust's Benchmark Funds 2002 Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this Statement of Additional Information.

                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS
GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

AAA - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                       STATEMENT OF ADDITIONAL INFORMATION

                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            ROCKVILLE, MARYLAND 20850

                            800.820.0888 301.296.5100
                               WWW.RYDEXFUNDS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolio (the "Fund") of Rydex Series Funds (the "Trust"):

         SECTOR ROTATION FUND


This SAI is not a prospectus. It should be read in conjunction with the Fund's Prospectuses for C and H Class Shares, dated August 1, 2002. Copies of the Fund's Prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference to and must be delivered with, the SAI.

                     The date of this SAI is August 1, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                              PAGE
GENERAL INFORMATION ABOUT THE TRUST                                                                              1
INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS                                                                1
INVESTMENT RESTRICTIONS                                                                                          9
BROKERAGE ALLOCATION AND OTHER PRACTICES                                                                        11
MANAGEMENT OF THE TRUST                                                                                         13
PRINCIPAL HOLDERS OF SECURITIES                                                                                 21
DETERMINATION OF NET ASSET VALUE                                                                                21
PERFORMANCE INFORMATION                                                                                         22
CALCULATION OF RETURN QUOTATIONS                                                                                22
PURCHASE AND REDEMPTION OF SHARES                                                                               24
DIVIDENDS, DISTRIBUTIONS, AND TAXES                                                                             25
OTHER INFORMATION                                                                                               29
COUNSEL                                                                                                         30
AUDITORS AND CUSTODIAN                                                                                          30

GENERAL INFORMATION ABOUT THE TRUST


The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Currently, the Trust is composed of the following series: Nova, Nova Master, Ursa, Ursa Master, OTC, Arktos, Arktos Master, Medius, Mekros, Juno, Juno Master, U.S. Government Bond (the "Bond Fund"), Large-Cap Europe and Large-Cap Japan (together the "International Funds") (collectively, the "Benchmark Funds"); Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Retailing, Technology, Telecommunications, Transportation, Utilities (collectively, the "Sector Funds"); Sector Rotation Fund; and the U.S. Government Money Market Fund (the "Money Market Fund"). The Nova Master, Ursa Master, Arktos Master, and Juno Master Funds (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Nova, Ursa, Arktos, and Juno Funds, respectively.


The Trust currently offers Investor Class Shares, Advisor Class Shares, C Class Shares, and H Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, a contingent deferred sales load is imposed on the redemption of C Class Shares. Sales charges and minimum investment requirements are described in the prospectus. For more information on shareholder servicing and distribution expenses, see "Distributor." Additional Funds and/or classes may be created from time to time.

This SAI relates only to the H and C Class Shares of the Sector Rotation Fund.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

The Fund's investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, those sections of the Prospectus.

Portfolio management is provided to the Fund by the Trust's investment advisor, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Global Advisors, (the "Advisor"). The investment strategies of the Fund discussed below and in the Prospectus may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

BORROWING

The Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Fund intends to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly.

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

FOREIGN ISSUERS

The Fund may invest in issuers located outside the United States. The Fund may purchase American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Fund from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID SECURITIES

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. If the percentage of the Fund's net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act or an order from the SEC. The Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund.

If the Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Fund may buy call options and write (sell) put options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, the Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Fund may purchase call options and write put options on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When the Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When the Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

SWAP AGREEMENTS

The Fund may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor," and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and its Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER


As discussed in the Fund's Prospectus, due to its investment strategy, the Fund may buy and sell securities frequently, which will cause the Fund to experience high portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Fund's Prospectus). Also, because the Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Fund will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one year.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

SHORT SALES

The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While the Fund currently does not expect to do so, the Fund may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time the Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Federal Agricultural Mortgage Corporation (Farmer Mac), the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE FUND

The Fund shall not:

         1. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

         2. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

         3. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

         4. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

         5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

         6. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

         7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board of Trustees.

The Fund may not:

         1.       Invest in warrants.

         2.       Invest in real estate limited partnerships.

         3.       Invest in mineral leases.

         4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

         5.       Invest in companies for the purpose of exercising control.

         6. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

         7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

         8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.



For the fiscal period ended March 31, 2002 the Fund paid the following brokerage commissions:


             ---------------------------------------------- --------------------------------------------
                                 FUND                             AGGREGATE BROKERAGE COMMISSIONS
             ---------------------------------------------- --------------------------------------------
                                                                               2002
             ---------------------------------------------- --------------------------------------------
             Sector Rotation                                                  $11,344
             ---------------------------------------------- --------------------------------------------

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund's Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.


Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.


To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Fund's Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal period, the Fund paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:


--------------------------------------------------------------------------------------------------------------------
               FUND                   TOTAL DOLLAR AMOUNT OF BROKERAGE       TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                     COMMISSIONS FOR RESEARCH SERVICES      INVOLVING BROKERAGE COMMISSIONS FOR
                                                                                     RESEARCH SERVICES
--------------------------------------------------------------------------------------------------------------------
Sector Rotation                                      $       22,549.50                         $    2,391,429.31
--------------------------------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

SECURITIES OF "REGULAR BROKER-DEALERS." The Fund is required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Fund may hold at the close of their most recent fiscal period. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal period, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. The Fund holds no securities of its "regular brokers and dealers"

MANAGEMENT OF THE TRUST


BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 37 Funds in the Trust as well as other funds in the Rydex Family of Funds that are described in a separate prospectus and SAI. In total the Rydex Family of Funds, including the Funds of the Rydex Dynamic Funds and Rydex Variable Trust, is comprised of 78 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


TRUSTEES


*/ALBERT P. VIRAGH, JR. (61)

         Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.

COREY A. COLEHOUR (56)

         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.

J. KENNETH DALTON (61)

         Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.

JOHN O. DEMARET (62)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

PATRICK T. MCCARVILLE (60)

         Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.

--------
*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

ROGER SOMERS (58)


         Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.

BOARD STANDING COMMITTEES. The Board has established the following standing committee:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed Trust fiscal period.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Advisor's profitability from its Fund-related operations; (h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor's reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of the Fund and all Rydex Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

    -------------------------- --------------------------------------- ---------------------------------------
                                                                        AGGREGATE DOLLAR RANGE OF SHARES IN
                                    DOLLAR RANGE OF FUND SHARES
    NAME                            (SECTOR ROTATION FUND ONLY)*       ALL RYDEX FUNDS OVERSEEN BY TRUSTEE**
    -------------------------- --------------------------------------- ---------------------------------------
    Albert P. Viragh, Jr.                       n/a                                over $100,000
    -------------------------- --------------------------------------- ---------------------------------------
    Corey A.Colehour                            n/a                                      $0
    -------------------------- --------------------------------------- ---------------------------------------
    J. Kenneth Dalton                           n/a                                      $0
    -------------------------- --------------------------------------- ---------------------------------------
    John O. Demaret                             n/a                                over $100,000
    -------------------------- --------------------------------------- ---------------------------------------
    Patrick T. McCarville                       n/a                               $50,001-$100,000
    -------------------------- --------------------------------------- ---------------------------------------
    Roger Somers                                n/a                                over $100,000
    -------------------------- --------------------------------------- ---------------------------------------

     * The Fund was not offered for sale as of December 31, 2001. ** Valuation date is December 31, 2001.

BOARD COMPENSATION - The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal period ended March 31, 2002, is set forth in the table below:

------------------------------- ------------------- ---------------------- -------------------- --------------------
                                                         PENSION OR
                                    AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL
                                COMPENSATION FROM    ACCRUED AS PART OF       BENEFITS UPON     TOTAL COMPENSATION
   NAME OF PERSON, POSITION           TRUST           TRUST'S EXPENSES         RETIREMENT       FROM FUND COMPLEX *
------------------------------- ------------------- ---------------------- -------------------- --------------------
Albert P. Viragh, Jr.                   $0                   $0                     $0                  $0
------------------------------- ------------------- ---------------------- -------------------- --------------------
Corey A. Colehour,                   $29,500                 $0                     $0                $44,000
------------------------------- ------------------- ---------------------- -------------------- --------------------
J. Kenneth Dalton,                   $29,500                 $0                    $0                 $44,000
------------------------------- ------------------- ---------------------- -------------------- --------------------
Roger Somers,                        $29,500                 $0                    $0                 $44,000
------------------------------- ------------------- ---------------------- -------------------- --------------------
John O. Demaret,                     $29,500                 $0                    $0                 $44,000
------------------------------- ------------------- ---------------------- -------------------- --------------------
Patrick T. McCarville,               $29,500                 $0                    $0                 $44,000
------------------------------- ------------------- ---------------------- -------------------- --------------------

* Each member of the Board of Trustees also serves as a Trustee to Rydex Variable Trust and to Rydex Dynamic Funds


TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

OFFICERS


ROBERT M. STEELE (43)

         Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.

CARL G. VERBONCOEUR (49)

         Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997;
         Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.

MICHAEL P. BYRUM (32)

         Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.

JOANNA M. HAIGNEY (35)

         Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.

ADVISOR

PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to the Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993, and together with PADCO Advisors II, Inc., does business under the name Rydex Global Advisors. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and President of the Advisor, owns a controlling interest in the Advisor.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

Under an investment advisory agreement, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control by the Trustees and the officers of the Trust. As of July 2, 2002, assets under management of the Advisor were approximately $4.86 billion. Pursuant to the advisory agreement with the Advisor, the Fund pays the Advisor a fee of 0.90% at an annual rate based on the average daily net assets for the Fund.


The continuance of the advisory agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 60 days' written notice to the Advisor, or by the Advisor on 60 days' written notice to the Trust. The advisory agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. For the fiscal periods ended March 31, 2002 the Advisor received the following investment advisory fees from the Trust:

             ---------------------------------------------- --------------------------------------------
                                 FUND                                   ADVISORY FEES PAID
             ---------------------------------------------- --------------------------------------------
                                                                               2002
             ---------------------------------------------- --------------------------------------------
             Sector Rotation                                                  $3,433
             ---------------------------------------------- --------------------------------------------

THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT

General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

In consideration for its services, the Servicer is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.25% of the daily net assets of the Fund.

Under the service agreement, the Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, disburses dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. For the fiscal periods ended March 31, 2002 the Fund paid the Servicer the following service fees:

             ---------------------------------------------- --------------------------------------------
                                 FUND                            ADMINISTRATIVE SERVICE FEES PAID
             ---------------------------------------------- --------------------------------------------
                                                                               2002
             ---------------------------------------------- --------------------------------------------
             Sector Rotation                                                   $954
             ---------------------------------------------- --------------------------------------------


Pursuant to an Accounting Services Agreement, the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions for a fee calculated at an annual percentage rate of one-tenth of one percent (0.10%) on the first $250 million of the average daily net assets, three-fortieths of one percent (0.075%) on the next $250 million of the average daily net assets, one- twentieth of one percent (0.05%) on the next $250 million of the average daily net assets, and one- thirty third of one percent (0.03%) on the average daily net assets over $750 million of the Fund. Certain officers and trustees of the Trust are also officers and directors of the Servicer. For the fiscal year ended March 31, 2002, the Fund paid the Servicer the following fees:


             -------------------------------------------- ----------------------------------------------
                                FUND                              ACCOUNTING SERVICE FEES PAID

             -------------------------------------------- ----------------------------------------------
                                                                              2002
             -------------------------------------------- ----------------------------------------------
             Sector Rotation                                                  $381
             -------------------------------------------- ----------------------------------------------

DISTRIBUTION

Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Fund or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Fund on behalf of the various classes of shares. The Fund's current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.

C CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - The Fund has adopted a Distribution and Shareholder Services Plan for C Class Shares (the "C Class Plan"). Under the C Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of the Fund's assets attributable to C Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C Class Plan allows for payment of up to .75% of the Fund's assets attributable to C Class Shares as compensation for distribution services and up to .25% of the Fund's assets attributable to C Class Shares as compensation for shareholder services.

Following are the fees paid under this plan for the fiscal period ended March 31, 2002.

             ---------------------------------------------- --------------------------------------------
                                 FUND                          DISTRIBUTION FEES PAID (SERVICE FEES)
             ---------------------------------------------- --------------------------------------------
                                                                               2002
             ---------------------------------------------- --------------------------------------------
             Sector Rotation                                                   $917
             ---------------------------------------------- --------------------------------------------


H CLASS DISTRIBUTION AND SHAREHOLDER SERVICES PLANS - The Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to H Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to .25% of each Fund's assets attributable to H Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Fund.


Following are the fees paid under this plan for the fiscal period ended March 31, 2002.

             ---------------------------------------------- --------------------------------------------
                                 FUND                           DISTRIBUTION FEES PAID (12B-1 FEES)
             ---------------------------------------------- --------------------------------------------
                                                                               2002
             ---------------------------------------------- --------------------------------------------
             Sector Rotation                                                   $725
             ---------------------------------------------- --------------------------------------------

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution and personal shareholder services may include: (i) services in connection with distribution assistance; (ii) payments to financial institutions and other financial intermediaries, such as banks, savings and loan associations, insurance companies, investment counselors, broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; or (iii) responding to inquiries from clients concerning their investment. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and Prospectus (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing

Prospectus, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, the Fund pays a portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

PRINCIPAL HOLDERS OF SECURITIES

As of July 2, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Fund.

     ------------------------------------------- ---------------------------------- ---------------------------------
     NAME AND ADDRESS                            # OF SHARES                        PERCENT
     ------------------------------------------- ---------------------------------- ---------------------------------
     Schwab Inc                                                       1,867,090.91                            21.86%
     Attn: Mutual Funds Team E
     101 Montgomery Street
     San Francisco, CA 94104
     ------------------------------------------- ---------------------------------- ---------------------------------
     National Financial Services Corp                                 1,100,128.13                            12.88%
     200 Liberty Street
     New York, NY 10281
     ------------------------------------------- ---------------------------------- ---------------------------------

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund (plus applicable sales charges) serves as the basis for the purchase and redemption price of the Fund's shares. The net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by the Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of the Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by the Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

OTC securities held by the Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of the Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

PERFORMANCE INFORMATION

From time to time, the Fund may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Fund may be compared to various unmanaged indices, including, but not limited to, the S & P Index(R).


Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc., and CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When these organizations tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.


In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS


TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Fund are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Fund are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for the Fund was as follows for the one-year, five-year, ten-year and since inception periods ended March 31, 2001

----------------------- ---------------- --------------------------------------------------------------------------
         FUND                CLASS                              AVERAGE ANNUAL TOTAL RETURN
                          (INCEPTION
                             DATE)
                                         --------------------------------------------------------------------------
                                          ONE YEAR    THREE YEARS     FIVE YEARS        SINCE         AGGREGATE
                                                                                      INCEPTION      TOTAL RETURN
                                                                                                        SINCE
                                                                                                      INCEPTION
----------------------- ---------------- ----------- -------------- --------------- --------------- ---------------
SECTOR ROTATION
----------------------- ---------------- ----------- -------------- --------------- --------------- ---------------
BEFORE TAX                     H            n/a           n/a            n/a            -0.10%          -0.10%
                           (3/22/02)
----------------------- ---------------- ----------- -------------- --------------- --------------- ---------------
                               C
BEFORE TAX                 (3/22/02)        n/a           n/a            n/a            -0.10%          -0.10%
----------------------- ---------------- ----------- -------------- --------------- --------------- ---------------
AFTER-TAX
ON DISTRIBUTIONS               H            n/a           n/a            n/a            -0.10%          -0.10%
----------------------- ---------------- ----------- -------------- --------------- --------------- ---------------
AFTER-TAX ON                   H            n/a           n/a            n/a            -0.06%          -0.06%
DISTRIBUTIONS AND
REDEMPTION
----------------------- ---------------- ----------- -------------- --------------- --------------- ---------------

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION


The Fund may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Fund's securities trade, as appropriate, is closed or trading is restricted, the Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Fund's securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.


HOLIDAYS


The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.


REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from the Fund will be distributed as described in the Fund's Prospectus under "Dividends and Distributions." Normally, all such distributions of the Fund will automatically be reinvested without charge in additional shares of the Fund.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS


A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. The Fund will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year the Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that the Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (a) at least
50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other
RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").


Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test.

In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.



If the Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for 6 months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to the Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

The Fund may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of the Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Fund. The Fund will make such an election only if the Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Fund.

OPTIONS TRANSACTIONS BY THE FUND

If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

The Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund, in its operations, also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal period will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of the Fund involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

The Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

BACK-UP WITHHOLDING


In certain cases the Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number), (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"), (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).


OTHER ISSUES

The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of Fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.



OTHER INFORMATION

VOTING RIGHTS

You receive one vote for every full Fund share owned. The Fund or class of the Fund will vote separately on matters relating solely to that Fund or class. All shares of the Fund are freely transferable.


As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.


CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of the Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES


You may visit the Trust's Web site at WWW.RYDEXFUNDS.COM or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.


COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, is the auditor and the independent certified public accountant of the Trust and the Fund.

U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under a separate custody agreement between the Trust and the custodian, the custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

                       STATEMENT OF ADDITIONAL INFORMATION

                               RYDEX SERIES FUNDS

                         9601 Blackwell Road, Suite 500
                            ROCKVILLE, MARYLAND 20850

                            800.820.0888 301.296.5100

                               WWW.RYDEXFUNDS.COM

This Statement of Additional Information ("SAI") relates to shares of the following portfolios (the "Funds") of Rydex Series Funds (the "Trust"):


NOVA FUND
URSA FUND
OTC FUND
ARKTOS FUND
MEDIUS FUND
MEKROS FUND
JUNO FUND
U.S. GOVERNMENT BOND FUND
LARGE-CAP EUROPE FUND
LARGE-CAP JAPAN FUND
NOVA MASTER FUND
URSA MASTER FUND
ARKTOS MASTER FUND
JUNO MASTER FUND
BANKING FUND
BASIC MATERIALS FUND
BIOTECHNOLOGY FUND
CONSUMER PRODUCTS FUND
ELECTRONICS FUND
ENERGY FUND
ENERGY SERVICES FUND
FINANCIAL SERVICES FUND
HEALTH CARE FUND
INTERNET FUND
LEISURE FUND
PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND
TELECOMMUNICATIONS FUND
TRANSPORTATION FUND
UTILITIES FUND
U.S. GOVERNMENT MONEY MARKET FUND

This SAI is not a prospectus. It should be read in conjunction with the Trust's prospectuses for Investor Class, Advisor Class, C Class, and H Class Shares, dated August 1, 2002. Copies of the Trust's prospectuses are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Trust's most recent financial statements are incorporated herein by reference to, and must be delivered with, this SAI.

                     The date of this SAI is August 1, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                          PAGE

GENERAL INFORMATION ABOUT THE TRUST                                         1
INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS                           1
ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS                              14
DESCRIPTION OF THE MONEY MARKET FUND                                       18
INVESTMENT RESTRICTIONS                                                    18
BROKERAGE ALLOCATION AND OTHER PRACTICES                                   22
MANAGEMENT OF THE TRUST                                                    29
PRINCIPAL HOLDERS OF SECURITIES                                            38
DETERMINATION OF NET ASSET VALUE                                           64
PERFORMANCE INFORMATION                                                    66
CALCULATION OF RETURN QUOTATIONS                                           66
INFORMATION ON COMPUTATION OF YIELD                                        74
PURCHASE AND REDEMPTION OF SHARES                                          76
DIVIDENDS, DISTRIBUTIONS, AND TAXES                                        77
OTHER INFORMATION                                                          82
INDEX PUBLISHERS                                                           83
COUNSEL                                                                    83
AUDITORS AND CUSTODIAN                                                     83
FINANCIAL STATEMENTS                                                       83
APPENDIX A                                                                 84

GENERAL INFORMATION ABOUT THE TRUST

The Trust was organized as a Delaware business trust on February 10, 1993. The Trust is permitted to offer separate portfolios and different classes of shares. All payments received by the Trust for shares of any Fund belong to that Fund. Each Fund has its own assets and liabilities. Currently, the Trust is composed of the following series: Nova, Nova Master, Ursa, Ursa Master, OTC, Arktos, Arktos Master, Medius, Mekros, Juno, Juno Master, U.S. Government Bond (the "Bond Fund"), Large-Cap Europe and Large-Cap Japan (together the "International Funds") (collectively, the "Benchmark Funds"); Banking, Basic Materials, Biotechnology, Consumer Products, Electronics, Energy, Energy Services, Financial Services, Health Care, Internet, Leisure, Precious Metals, Retailing, Technology, Telecommunications, Transportation, Utilities (collectively, the "Sector Funds"); the U.S. Government Money Market Fund (the "Money Market Fund"); and the Sector Rotation Fund. The Nova Master, Ursa Master, Arktos Master, and Juno Master Funds (collectively, the "Master Funds") serve as master funds in a master-feeder arrangement with the Nova, Ursa, Arktos, and Juno Funds, respectively.

The Trust currently offers Investor Class Shares, Advisor Class Shares, C Class Shares, and H Class Shares. The different classes provide for variations in certain shareholder servicing and distribution expenses and in the minimum initial investment requirement. In addition, a contingent deferred sales load is imposed on the redemption of C Class Shares. Sales charges and minimum investment requirements are described in the prospectus. For more information on shareholder servicing and distribution expenses, see "Distributor." Additional Funds and/or classes may be created from time to time.

INVESTMENT POLICIES, TECHNIQUES, AND RISK FACTORS

GENERAL

Each Fund's investment objective and principal investment strategies are described in the Prospectuses. The investment objective of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, OTC Fund, Bond Fund, Juno Fund, Juno Master Fund, and Money Market Fund, including the benchmark of the Nova Fund, Nova Master Fund, Ursa Fund, and Ursa Master Fund are fundamental policies which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The following information supplements, and should be read in conjunction with, those sections of the prospectuses.

Portfolio management is provided to each Fund by the Trust's investment advisor, PADCO Advisors, Inc., a Maryland corporation with offices at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. PADCO Advisors, Inc. operates under the name Rydex Global Advisors (the "Advisor").The investment strategies of the Funds discussed below and in the Prospectuses may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to that Fund. A Fund is free to reduce or eliminate its activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of that Fund's objectives.

BORROWING
The Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, International Funds, and Sector Funds may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share ("NAV") of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, International Funds, or Sector Funds might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund, Nova Master Fund, Medius Fund, Mekros Fund, Bond Fund, International Funds, and Sector Funds intend to use leverage during periods when the Advisor believes that the respective Fund's investment objective would be furthered.

Each Fund may also borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

CURRENCY TRANSACTIONS

Although the International Funds do not currently expect to engage in currency hedging, currency transactions may be used in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P(R) or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging"). Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. A Fund may use Position Hedging when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which that Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Advisor considers that the Swedish krone is linked to the euro, the Fund holds securities denominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell euros and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Furthermore, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN ISSUERS

The International and Sector Funds may invest in issuers located outside the United States through American Depositary Receipts ("ADRs"), "ordinary shares," or "New York shares" issued and traded in the United States or through securities denominated in foreign currencies and traded on foreign exchanges. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protect the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

RISK FACTORS REGARDING EUROPE - The Large-Cap Europe Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is the Dow Jones Stoxx 50 Index(SM) (the "STOXX 50 Index"). The STOXX 50 Index is a capitalization-weighted index composed of 50 European blue chip stocks. Index members are chosen by Stoxx Ltd. from 16 countries under criteria designed to identify highly liquid companies that are market leaders in their sectors. The 16 countries include the 15 western European countries which comprise the European Union (EU) and Switzerland.

The EU consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The EU's primary goal is the creation of a single, unified market through which goods, people and capital could move freely.

A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. On January 1, 1999, the Euro became a currency. After a three-year transition period, the Euro began circulating on January 1, 2002, the Euro replaced the currency previously used by Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The European Continent's economies are diverse, its governments are decentralized and its cultures differ widely. Unemployment is relatively high from a historical perspective and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.

RISK FACTORS REGARDING JAPAN - The Large-Cap Japan Fund seeks to provide investment results, which correlate to the performance of a specific benchmark. The Fund's current benchmark is Japan's Topix 100 Index. The Topix 100 Index is an index designed to measure performance of the 100 most liquid stocks with the largest market capitalization that are members of the broader Topix Index. The Topix and Topix 100 Indices are published by the Tokyo Stock Exchange ("TSE").

The Japanese stock market was established in 1878 as the Tokyo Stock Exchange Company Ltd. Japanese stock exchanges are located in eight cities: Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The Tokyo Stock Exchange is the largest of the eight exchanges in Japan. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks, which are traded over-the-counter. Securities are denominated in the official unit of currency, the Japanese Yen.

Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The Japanese agricultural industry is small and largely protected. Japan subsidizes its agricultural industry and is only 50% self-sufficient in food production. Accordingly, it is highly dependent on agricultural imports. Japan has developed a strong heavy industrial sector and is highly dependent on international trade for commodities. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices.

While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. As the largest economy trading in southeast Asia, external events such as the economic trials of Japan's neighbors continue to raise concerns over profit levels for the big Japanese exporters. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of importance to Japan.

Japanese unemployment levels are high and have been an area of increasing concern. The Japanese financial sector is in need of reform involving overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform could allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs.

Also of concern are Japan's trade surpluses. As a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. Japan's heavy dependence on international trade has been adversely affected by trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan's high volume of exports, such as automobiles, machine tools and semiconductors, has caused trade tensions, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by any pressures brought by trading partners, could adversely affect Japan's economy. Additionally, the strength of the yen itself may prove an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan. Since the Japanese economy is so dependent on exports, any fall off in exports may be seen as a sign of economic weakness, which may adversely affect the market.

ILLIQUID SECURITIES

While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. If the percentage of a Fund's net assets invested in illiquid securities exceeds 15% (10% for the Money Market
Fund) due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "SEC"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

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Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are "illiquid" depending on the market that exists for the particular security. The trustees of the Trust (the "Trustees") have delegated the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
The Funds (other than the Bond Fund and Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. A Fund may also invest in the securities of other investment companies if such securities are the only investment securities held by the Fund, such as through a master-feeder arrangement. The Nova, Ursa, Arktos and Juno Funds pursue their respective investment goals through a master-feeder arrangement. The Bond Fund and Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment advisor and the other expenses that the Fund bears directly in connection with the Fund's own operations.

LENDING OF PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral), except that the Money Market Fund may not lend more than 10% of its total assets. No Fund will lend portfolio securities to the Advisor or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government Securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government Securities or letters of credit are used as collateral.

Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund

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must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.


OPTIONS TRANSACTIONS

OPTIONS ON SECURITIES. The Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, and Sector Funds may buy call options and write (sell) put options on securities, and the Ursa Fund, Ursa Master Fund, Arktos Fund, and Arktos Master Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Option Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

OPTIONS ON SECURITY INDICES. The Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, International Funds, and Sector Funds may purchase call options and write put options, and the Ursa Fund,

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Ursa Master Fund, Arktos Fund, and Arktos Master Fund may purchase put options and write call options, on stock indices listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

Options on indices are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

OPTIONS ON FUTURES CONTRACTS. Under Commodities Futures Trading Commission ("CFTC") Regulations, a Fund (other than the Money Market Fund) may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (I.E., the amount by which the exercise price of the put option exceeds the current market value of the underlying security, or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (I.E., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.


SWAP AGREEMENTS
The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund illiquid investment limitations. A Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

PORTFOLIO TURNOVER

As discussed in the Trust's prospectuses, the Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, will frequently purchase and/or redeem shares of the Funds. The nature of the Funds as asset allocation tools will cause the Funds to experience substantial portfolio turnover. (See "More Information About Fund Investments and Risk" and "Financial Highlights" in the Trust's Prospectuses). Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced by the Funds will be substantial.

"Portfolio Turnover Rate" is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with a remaining maturity of less than one year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year.

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REPURCHASE AGREEMENTS

Each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than the Money Market Fund, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS
The Ursa Fund, Juno Fund, Ursa Master Fund, Juno Master Fund, Bond Fund, and Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be advantageous to the Funds. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

SHORT SALES

The Ursa Fund, Arktos Fund, Juno Fund, Ursa Master Fund, Arktos Master Fund, and Juno Master Fund may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow or otherwise obtain the security to make delivery to the buyer. The Fund then is obligated to replace the security to close out the short sale by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund may also use repurchase agreements to satisfy delivery obligations in short sales transactions. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until the Ursa Fund, Arktos Fund, Juno Fund, Ursa Master Fund, Arktos Master Fund, or Juno Master Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the

Fund's short position. Each of the Funds may use up to 100% of its portfolio to engage in short sales transactions and collateralize its open short positions.

The International Funds, Nova Fund, Nova Master Fund, OTC Fund, Medius Fund, Mekros Fund, and Sector Funds each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost. While none currently expect to do so, these Funds may make a short sale when the Fund wants to sell the security it owns at a current attractive price, in order to hedge or limit the exposure of the Fund's position.

STOCK INDEX FUTURES CONTRACTS
A Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, the Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

TRACKING ERROR
The following factors may affect the ability of the Funds to achieve correlation with the performance of their respective benchmarks: (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) fluctuations in currency exchange rates; (3) a Fund holding less than all of the securities in the benchmark and/or securities not included in the benchmark being held by a Fund; (4) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the market; (5) bid-ask spreads (the effect of which may be increased by portfolio turnover); (6) a Fund holding instruments traded in a market that has become illiquid or disrupted; (7) Fund share prices being rounded to the nearest cent; (8) changes to the index underlying a benchmark that are not disseminated in advance; (9) the need to conform a Fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (10) the time difference between the close of the International Funds' respective benchmark and the time the Funds price their shares at the close of the New York Stock Exchange ("NYSE"); or (11) market movements that run counter to a leveraged Fund's investments. Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined up trend or downtrend in the market when measured from price peak to price peak, absent a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant. As a result of fair value pricing, the day-to-day correlation of the International Funds' performance may tend to vary from the closing performance of the International Funds' respective

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benchmarks. However, all of the Funds' performance attempts to correlate highly with the movement in their respective benchmarks over time.

U.S. GOVERNMENT SECURITIES

The Bond Fund invests primarily in U.S. Government Securities, and each of the other Funds may invest in U.S. Government Securities. The Juno Fund and Juno Master Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES
Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (I.E., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed-delivery basis.

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ZERO COUPON BONDS

The Bond Fund, Juno Fund, and Juno Master Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

ADDITIONAL INFORMATION ABOUT THE SECTOR FUNDS

BANKING FUND
The Fund may invest in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. In addition, these companies may offer services such as merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies may concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") provides that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

BASIC MATERIALS FUND
The Fund may invest in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. The Fund may invest in companies handling products such as chemicals, lumber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The Fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.

BIOTECHNOLOGY FUND
The Fund may invest in companies engaged in the research, development, sale, and manufacture of various biotechnological products, services and processes. These include companies involved with developing or experimental technologies such as generic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The Fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.

The description of the biotechnology sector may be interpreted broadly to include applications and developments in such areas as human health care (cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (new drug development and production); agricultural and veterinary applications (improved seed varieties, animal growth hormones); chemicals (enzymes, toxic waste treatment); medical/surgical (epidermal growth factor, in vivo imaging/therapeutics); and industry (biochips, fermentation, enhanced mineral recovery).

CONSUMER PRODUCTS FUND
The Fund may invest in companies engaged in the manufacture of goods to consumers, both domestically and internationally. The Fund may invest in companies that manufacture durable products such as furniture, major appliances, and personal computers. The Fund also may invest in companies that manufacture, wholesale or retail non-durable goods such as beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (E.G., books, magazines, TV, cable, movies, music, gaming, and sports). In addition, the Fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.

ELECTRONICS FUND

The Fund may invest in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. In addition, the Fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing ("CAD/CAM"), computer-aided engineering, and robotics), lasers and electro-optics, and other developing electronics technologies.

ENERGY FUND
The Fund may invest in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The business activities of companies in which the Fund may invest include production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field may also be considered for this Fund.

ENERGY SERVICES FUND
The Fund may invest in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and alternative sources of energy such as nuclear, geothermal, oil shale and solar power. The Fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The Fund may also invest in companies with a variety of underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy related capital equipment, mining related equipment or services, and high technology companies serving these industries.

FINANCIAL SERVICES FUND
The Fund may invest in companies that are involved in the financial sector, including commercial and investment banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real-estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.

The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.

Rule 12d3-1 under the Investment Company Act of 1940 (the "1940 Act") provides that the Fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

HEALTH CARE FUND
The Fund may invest in companies that are involved in the health care industry including companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities.

INTERNET FUND
The Fund may invest in companies that are involved in the Internet sector including companies which the Advisor believes should benefit from the commercialization of technological advances, although they may not be directly involved in research and development. Such companies may provide information or entertainment services over the Internet; sell or distribute goods and services over the Internet; provide infrastructure systems or otherwise provide hardware or software which impacts Internet commerce; or provide Internet access to consumers and businesses.

LEISURE FUND
The Fund may invest in companies engaged in the design, production, or distribution of goods or services in the leisure industries including television and radio broadcasting or manufacturing (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, tobacco products, and gaming casinos.

PRECIOUS METALS FUND
The Fund may invest in the equity securities of U.S. and foreign companies that are involved in the precious metals sector ("Precious Metals Companies"). Precious Metals Companies include precious metals manufacturers; distributors of precious metals products, such as jewelry, metal foil or bullion; mining and geological exploration companies; and companies which provide services to Precious Metals Companies.

RETAILING FUND

The Fund may invest in companies that are involved in the retailing sector including companies engaged in merchandising finished goods and services primarily to individual consumers. Companies in which the Fund may invest include general merchandise retailers, department stores, restaurant franchises, drug stores, motor vehicle and marine dealers, and any specialty retailers selling a single category of merchandise such as apparel, toys, jewelry, consumer electronics, or home improvement products. The Fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.

TECHNOLOGY FUND
The Fund may invest in companies that are involved in the technology sector including companies that the Advisor believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. These may include, for example, companies that develop, produce, or distribute products or services in the computer, semiconductor, electronics, communications, health care, and biotechnology sectors.

TELECOMMUNICATIONS FUND
The Fund may invest in companies that are involved in the telecommunications sector including companies engaged in the development, manufacture, or sale of communications services and/or equipment. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide-area product networks; satellite, microwave and cable television; Internet access; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in developing technologies, such as fiber optics and data transmission. Certain types of companies in which the Fund may invest are engaged in fierce competition for a share of the market for goods or services such as private and local area networks, or are engaged in the sale of telephone set equipment.

TRANSPORTATION FUND
The Fund may invest in companies that are involved in the transportation sector, including companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include companies involved in the movement of freight and/or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide leasing and maintenance for automobiles, trucks, containers, rail cars, and planes. Equipment manufacturers include makers of trucks, automobiles, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the Fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.

UTILITIES FUND
The Fund will invest primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations as described in the Fund's prospectus. Such companies may include companies involved in the manufacturing, production, generation, transmission, distribution or sales of gas or electric energy; water supply, waste and sewage disposal; and companies involved in the public communication field, including telephone, telegraph, satellite, microwave and other public communication facilities.

DESCRIPTION OF THE MONEY MARKET FUND

The Money Market Fund seeks to provide security of principal, high current income, and liquidity. The Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and may invest any remaining assets in receipts and enter into repurchase agreements fully collateralized by U.S. Government Securities.

The Money Market Fund is governed by SEC rules that impose certain liquidity, maturity and diversification requirements. The Money Market Fund's assets are valued using the amortized cost method, which enables the Money Market Fund to maintain a stable NAV. All securities purchased by the Money Market Fund must have remaining maturities of 397 days or less. Although the Money Market Fund is managed to maintain a stable price per share of $1.00, there is no guarantee that the price will be constantly maintained.

INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES
The following investment limitations (and those set forth in the Prospectuses) are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

FUNDAMENTAL POLICIES OF THE BENCHMARK FUNDS (EXCEPT THE MEDIUS FUND, MEKROS FUND, AND INTERNATIONAL FUNDS), MASTER FUNDS, AND PRECIOUS METALS FUND


A Benchmark Fund (except the Medius Fund, Mekros Fund, and International Funds), Master Fund, or Precious Metals Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

2.   Underwrite securities of any other issuer.

3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 8, and 9, as applicable to the Fund.

5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indices, and options on futures contracts or indices.

6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indices, and options on futures contracts or indices and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

     6.1 THE PRECIOUS METALS MAY (a) TRADE IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS; OR (b) INVEST IN PRECIOUS METALS AND PRECIOUS MINERALS.

7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

     7.1 THE PRECIOUS METALS FUND WILL INVEST 25% OR MORE OF THE VALUE OF ITS TOTAL ASSETS IN THE SECURITIES IN THE METALS-RELATED AND MINERALS-RELATED INDUSTRIES.

8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

     8.1 THE NOVA FUND, NOVA MASTER FUND, AND BOND FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, FOR THE PURPOSE OF INVESTMENT LEVERAGE.

     8.2 THE JUNO FUND AND JUNO MASTER FUND MAY BORROW MONEY, SUBJECT TO THE CONDITIONS OF PARAGRAPH 8, BUT SHALL NOT MAKE PURCHASES WHILE BORROWING IN EXCESS OF 5% OF THE VALUE OF ITS ASSETS. FOR PURPOSES OF THIS SUBPARAGRAPH, FUND ASSETS INVESTED IN REVERSE REPURCHASE AGREEMENTS ARE INCLUDED IN THE AMOUNTS BORROWED.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

     9.1 THE URSA FUND, ARKTOS FUND, JUNO FUND, URSA MASTER FUND, ARKTOS MASTER FUND, AND JUNO MASTER FUND MAY ENGAGE IN SHORT SALES OF PORTFOLIO SECURITIES OR MAINTAIN A SHORT POSITION IF AT ALL TIMES WHEN A SHORT POSITION IS OPEN (i) THE FUND MAINTAINS A SEGREGATED ACCOUNT WITH THE FUND'S CUSTODIAN TO COVER THE SHORT POSITION IN ACCORDANCE WITH THE POSITION OF THE SEC OR (ii) THE FUND OWNS AN EQUAL AMOUNT OF SUCH SECURITIES OR SECURITIES CONVERTIBLE INTO OR EXCHANGEABLE, WITHOUT PAYMENT OF ANY FURTHER CONSIDERATION, FOR SECURITIES OF THE SAME ISSUE AS, AND EQUAL IN AMOUNT TO, THE SECURITIES SOLD SHORT.

FUNDAMENTAL POLICIES OF THE MEDIUS, MEKROS, INTERNATIONAL, AND SECTOR FUNDS (OTHER THAN THE PRECIOUS METALS FUND)

The Medius, Mekros, International, and Sector Funds shall not:

10. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of a least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

11. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

12. Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

13. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

14. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

15. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

16. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the benchmark or sector selected for a particular Fund is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

FUNDAMENTAL POLICIES APPLICABLE TO THE MONEY MARKET FUND

The Money Market Fund shall not:

17. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

18. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

19. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

20.  Write or purchase put or call options.

21. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

22. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

23. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

NON-FUNDAMENTAL POLICIES
The following investment limitations are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees and, with respect to the policy to invest at least 80% of a Fund's assets in securities of companies in a specific sector, subject to 60 days prior notice to shareholders.

Each Fund may not:

1.   Invest in warrants.

2.   Invest in real estate limited partnerships

3.   Invest in mineral leases.

The Medius Fund, Mekros Fund, the International Funds, and each Sector Fund may not:

4. Pledge, mortgage or hypothecate assets except to secure borrowings permitted or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

     5.   Invest in companies for the purpose of exercising control.

6.   Purchase securities on margin or effect short sales, except that a Fund may
     (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

7. Invest its assets in securities of any investment company, except as permitted by the 1940 Act or any rule, regulation or order of the SEC.

8. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Each Sector Fund may not:

9. Change its investment strategy to invest at least 80% of its net assets in equity securities (and derivatives thereof) of companies in its respective sector without 60 days' prior notice to shareholders.

The U.S. Government Bond Fund may not:

10. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The U.S. Government Money Market Fund may not:

11. Change its investment strategy to invest at least 80% of its net assets in fixed income securities issued by the U.S. Government (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Europe Fund may not:

12. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization European issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The Large-Cap Japan Fund may not:

13. Change its investment strategy to invest at least 80% of its net assets in equity securities of large market capitalization Japanese issuers (and derivatives thereof) without 60 days' prior notice to shareholders.

The foregoing percentages: (i) are based on total assets (except for the limitation on illiquid securities, which is based on net assets); (ii) will apply at the time of the purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Advisor may place a combined order, often referred to as "bunching," for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order. Nonetheless, the Advisor believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

For the fiscal period ended March 31, 2000, 2001 and 2002 the Funds paid the following brokerage commissions:



------------------------------------------------------------------------------------------------------------------------------
                         FUND                                  AGGREGATE BROKERAGE COMMISSIONS
                                     -----------------------------------------------------------------------------------------
                                             2000                        2001                             2002
------------------------------------------------------------  ------------------------------  --------------------------------
Nova                                     $1,608,026                     $721,118                            $0*

Nova Master                                  n/a                           n/a                           $693,444

Ursa                                      $245,791                         $0*                              $0*

Ursa Master                                  n/a                        $187,614                         $177,938

OTC                                       $ 40,812                       $78,753                         $136,446

Arktos                                     $28,122                         $0*                              $0*

Arktos Master                                n/a                         $24,178                          $31,487

Medius                                       n/a                           n/a                           $174,349

Mekros                                       n/a                           $36                           $361,143

Juno                                       $68,266                         $0*                              $0*

Juno Master                                  n/a                         $37,724                          $58,257

U.S. Government Bond                       $17,490                       $46,080                          $15,686

Large-Cap Europe                             n/a                         $2,350                             $36

Large-Cap Japan                              n/a                           n/a                            $5,148

Banking                                   $463,436                      $659,694                         $462,351

Basic Materials                           $398,702                      $594,977                         $692,767

Biotechnology                             $113,642                       $81,171                          $94,347

Consumer Products                         $200,018                      $511,796                         $319,647

Electronics                               $395,680                      $581,340                         $856,653

Energy                                    $239,526                      $342,714                         $448,605

Energy Services                          $1,070,899                     $786,595                         $530,277

Financial Services                        $835,117                     $1,359,895                        $579,757

Health Care                               $617,493                     $1,119,895                        $469,968

Internet                                     n/a                         $54,033                         $108,771

Leisure                                   $229,728                      $308,261                         $460,738

Precious Metals                           $306,689                      $312,468                         $324,415

Retailing                                 $ 594,934                    $1,307,801                        $958,106

Technology                               $1,149,844                     $427,781                         $355,855

Telecommunications                        $ 426,774                     $276,751                         $282,775

Transportation                            $ 281,242                     $606,656                         $455,394


                                       24

------------------------------------------------------------------------------------------------------------------------------
                         FUND                               AGGREGATE BROKERAGE COMMISSIONS
                                     -----------------------------------------------------------------------------------------
                                               2000                       2001                             2002
------------------------------------------------------------  ------------------------------  --------------------------------
Utilities                                      n/a                      $378,353                         $474,478

U.S. Government Money Market                   n/a                         n/a                              n/a
------------------------------------------------------------  ------------------------------  --------------------------------


*These Funds pursue their investment objective by investing in a "master" fund. Brokerage Commissions for the period were paid by each Fund's respective master fund.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Advisor may select a broker based upon brokerage or research services provided to the Advisor. The Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Advisor, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Advisor will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement. Any advisory or other fees paid to the Advisor are not reduced as a result of the receipt of research services.

In some cases the Advisor may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Advisor faces a potential conflict of interest, but the Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Advisor:


                     FUND           TOTAL DOLLAR AMOUNT OF                TOTAL DOLLAR AMOUNT OF
                                   BROKERAGE COMMISSIONS FOR       TRANSACTIONS INVOLVING BROKERAGE
                                        RESEARCH SERVICES          COMMISSIONS FOR RESEARCH SERVICES
---------------------------------------------------------------------------------------------------
Nova                                       $     1,425.10              $       1,760,540.01

OTC                                        $    41,383.00              $      30,844,784.34

Mekros                                     $       666.00              $         366,652.76

Banking                                    $    65,543.60              $     113,587,804.31

Basic Materials                            $   276,205.52              $     433,532,503.75

Biotechnology                              $    43,535.00              $      36,620,958.00

Consumer Products                          $   188,082.98              $     369,190,496.53

Electronics                                $   423,139.27              $     437,912,479.00

Energy                                     $   307,950.60              $     633,156,554.04

Energy Services                            $   347,997.40              $     530,788,673.75

Financial Services                         $    88,203.92              $     171,424,572.89

Health Care                                $    28,814.26              $      68,786,101.47

Internet                                   $    24,375.82              $      18,445,388.28

Leisure                                    $   209,138.14              $     381,114,812.12

Technology                                 $   150,912.94              $     191,326,598.55

Telecommunications                         $    81,580.74              $      89,782,793.11

Transportation                             $   289,229.46              $     465,666,132.74

Precious Metals                            $     4,720.00              $       2,527,385.18

Retailing                                  $   563,459.66              $   1,078,811,398.10

Utilities                                  $   318,230.00              $     560,193,951.86


BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Advisor or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002 the Funds paid no brokerage commissions to affiliates.

SECURITIES OF "REGULAR BROKER-DEALERS." The Funds are required to identify any securities of its "regular brokers and dealers" (as such term is defined in the 1940 Act) which the Funds may hold at the close of their most recent fiscal year. "Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. As of March 31, 2002, the following Funds held securities of the Trust's "regular brokers or dealers":


--------------------------------------------------------------------------------------------------------------------------
           FUND                  TYPE OF SECURITY     FULL NAME OF BROKER/DEALER     TOTAL $ AMOUNT OF SECURITIES OF EACH
                                                                                        REGULAR BROKER-DEALER HELD
--------------------------------------------------------------------------------------------------------------------------
Nova*                         Repurchase Agreement  US Bank                                                 8,935,747
                              Repurchase Agreement  Lehman Brothers, Inc.                                   7,920,824
                              Repurchase Agreement  PaineWebber, Inc.                                       8,935,747
                              Repurchase Agreement  Salomon Smith Barney                                    8,935,747
                              Common Stock          BB&T Corp.                                                857,627
                              Common Stock          Morgan Stanley Dean Witter Co.                          1,747,210
                              Common Stock          Merrill Lynch & Co., Inc.                               1,296,058

Ursa*                         Repurchase Agreement  US Bank                                                15,998,794


                                       26

--------------------------------------------------------------------------------------------------------------------------
           FUND                  TYPE OF SECURITY     FULL NAME OF BROKER/DEALER     TOTAL $ AMOUNT OF SECURITIES OF EACH
                                                                                        REGULAR BROKER-DEALER HELD
--------------------------------------------------------------------------------------------------------------------------
                              Repurchase Agreement  Lehman Brothers, Inc.                                  14,181,645
                              Repurchase Agreement  PaineWebber, Inc.                                      15,998,794
                              Repurchase Agreement  Salomon Smith Barney,                                  15,998,794

OTC                           Repurchase Agreement  US Bank                                                 1,470,929
                              Repurchase Agreement  Lehman Brothers, Inc.                                   1,303,859
                              Repurchase Agreement  PaineWebber, Inc.                                       1,470,929
                              Repurchase Agreement  Salomon Smith Barney, Inc.                              1,470,929

Arktos*                       Repurchase Agreement  US Bank                                                 3,040,395
                              Repurchase Agreement  Lehman Brothers, Inc.                                   2,695,068
                              Repurchase Agreement  PaineWebber, Inc.                                       3,040,395
                              Repurchase Agreement  Salomon Smith Barney, Inc.                              3,040,395

Medius                        Repurchase Agreement  US Bank                                                 9,844,014
                              Repurchase Agreement  Lehman Brothers, Inc.                                   8,725,928
                              Repurchase Agreement  PaineWebber, Inc.                                       9,844,014
                              Repurchase Agreement  Salomon Smith Barney, Inc.                              9,844,014

Mekros                        Repurchase Agreement  US Bank                                                17,027,762
                              Repurchase Agreement  Lehman Brothers, Inc.                                  15,093,744
                              Repurchase Agreement  PaineWebber, Inc.                                      17,027,762
                              Repurchase Agreement  Salomon Smith Barney, Inc.                             17,027,762
                              Common Stock          BB&T Corp.                                                 24,352

Juno*                         Repurchase Agreement  US Bank                                                 1,821,546
                              Repurchase Agreement  Lehman Brothers, Inc.                                   1,614,656
                              Repurchase Agreement  PaineWebber, Inc.                                       1,821,546
                              Repurchase Agreement  Salomon Smith Barney, Inc.                              1,821,546

U.S. Government Bond          Repurchase Agreement  US Bank                                                   173,704
                              Repurchase Agreement  Lehman Brothers, Inc.                                     153,976
                              Repurchase Agreement  PaineWebber, Inc.                                         173,704
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                173,704

Large-Cap Europe              Repurchase Agreement  US Bank                                                 2,079,107


                                       27

--------------------------------------------------------------------------------------------------------------------------
           FUND                  TYPE OF SECURITY     FULL NAME OF BROKER/DEALER     TOTAL $ AMOUNT OF SECURITIES OF EACH
                                                                                        REGULAR BROKER-DEALER HELD
--------------------------------------------------------------------------------------------------------------------------
                              Repurchase Agreement  Lehman Brothers, Inc.                                   1,842,963
                              Repurchase Agreement  PaineWebber, Inc.                                       2,079,107
                              Repurchase Agreement  Salomon Smith Barney, Inc.                              2,079,107

Large-Cap Japan               Repurchase Agreement  US Bank                                                 4,759,551
                              Repurchase Agreement  Lehman Brothers, Inc.                                   4,218,961
                              Repurchase Agreement  PaineWebber, Inc.                                       4,759,551
                              Repurchase Agreement  Salomon Smith Barney, Inc.                              4,759,551

Banking                       Repurchase Agreement  US Bank                                                    88,509
                              Repurchase Agreement  Lehman Brothers, Inc.                                      78,458
                              Repurchase Agreement  PaineWebber, Inc.                                          88,509
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                 88,509
                              Common Stock          BB&T Corp.                                                326,336

Basic Materials               Repurchase Agreement  US Bank                                                   188,199
                              Repurchase Agreement  Lehman Brothers, Inc.                                     166,823
                              Repurchase Agreement  PaineWebber, Inc.                                         188,199
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                188,199

Biotechnology                 Repurchase Agreement  US Bank                                                   488,110
                              Repurchase Agreement  Lehman Brothers, Inc.                                     432,670
                              Repurchase Agreement  PaineWebber, Inc.                                         488,110
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                488,110

Consumer Products             Repurchase Agreement  US Bank                                                   225,379
                              Repurchase Agreement  Lehman Brothers, Inc.                                     199,779
                              Repurchase Agreement  PaineWebber, Inc.                                         225,379
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                225,379

Electronics                   Repurchase Agreement  US Bank                                                   173,160
                              Repurchase Agreement  Lehman Brothers, Inc.                                     153,494
                              Repurchase Agreement  PaineWebber, Inc.                                         173,160
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                173,160


                                       28

--------------------------------------------------------------------------------------------------------------------------
           FUND                  TYPE OF SECURITY     FULL NAME OF BROKER/DEALER     TOTAL $ AMOUNT OF SECURITIES OF EACH
                                                                                        REGULAR BROKER-DEALER HELD
--------------------------------------------------------------------------------------------------------------------------
Energy                        Repurchase Agreement  US Bank                                                   181,143
                              Repurchase Agreement  Lehman Brothers, Inc.                                     160,567
                              Repurchase Agreement  PaineWebber, Inc.                                         181,143
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                181,143

Energy Services               Repurchase Agreement  US Bank                                                   196,008
                              Repurchase Agreement  Lehman Brothers, Inc.                                     173,745
                              Repurchase Agreement  PaineWebber, Inc.                                         196,008
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                196,008

Financial Services            Repurchase Agreement  US Bank                                                   144,493
                              Repurchase Agreement  Lehman Brothers, Inc.                                     128,081
                              Repurchase Agreement  PaineWebber, Inc.                                         144,493
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                144,493
                              Common Stock          Morgan Stanley Dean Witter & Co.                        2,588,578
                              Common Stock          Lehman Brothers, Inc.                                   1,162,163
                              Common Stock          Merrill Lynch                                             734,782

Health Care                   Repurchase Agreement  US Bank                                                   120,189
                              Repurchase Agreement  Lehman Brothers, Inc.                                     106,538
                              Repurchase Agreement  PaineWebber, Inc.                                         120,189
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                120,189

Internet                      N/A                   N/A

Leisure                       Repurchase Agreement  US Bank                                                    47,327
                              Repurchase Agreement  Lehman Brothers, Inc.                                      41,952
                              Repurchase Agreement  PaineWebber, Inc.                                          47,327
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                 47,327

Precious Metals               Repurchase Agreement  US Bank                                                   228,596
                              Repurchase Agreement  Lehman Brothers, Inc.                                     202,631
                              Repurchase Agreement  PaineWebber, Inc.                                         228,596
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                228,596


                                       29

--------------------------------------------------------------------------------------------------------------------------
           FUND                  TYPE OF SECURITY     FULL NAME OF BROKER/DEALER     TOTAL $ AMOUNT OF SECURITIES OF EACH
                                                                                        REGULAR BROKER-DEALER HELD
--------------------------------------------------------------------------------------------------------------------------
Retailing                     Repurchase Agreement  US Bank                                                   130,341
                              Repurchase Agreement  Lehman Brothers, Inc.                                     115,538
                              Repurchase Agreement  PaineWebber, Inc.                                         130,341
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                130,341

Technology                    Repurchase Agreement  US Bank                                                    91,233
                              Repurchase Agreement  Lehman Brothers, Inc.                                      80,871
                              Repurchase Agreement  PaineWebber, Inc.                                          91,233
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                 91,233

Telecommunications            Repurchase Agreement  US Bank                                                    19,047
                              Repurchase Agreement  Lehman Brothers, Inc.                                      16,882
                              Repurchase Agreement  PaineWebber, Inc.                                          19,047
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                 19,047

Transportation                Repurchase Agreement  US Bank                                                    83,130
                              Repurchase Agreement  Lehman Brothers, Inc.                                      73,686
                              Repurchase Agreement  PaineWebber, Inc.                                          83,130
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                 83,130

Utilities                     Repurchase Agreement  US Bank                                                   284,176
                              Repurchase Agreement  Lehman Brothers, Inc.                                     251,898
                              Repurchase Agreement  PaineWebber, Inc.                                         284,176
                              Repurchase Agreement  Salomon Smith Barney, Inc.                                284,176

U.S. Government Money Market  Repurchase Agreement  US Bank                                                54,153,661
                              Repurchase Agreement  Lehman Brothers, Inc.                                  48,002,872
                              Repurchase Agreement  PaineWebber, Inc.                                      54,153,661
                              Repurchase Agreement  Salomon Smith Barney, Inc.                             54,153,661


*These Funds pursue their investment objective by investing in a "master" fund. These securities are held by each Fund's respective master fund.

MANAGEMENT OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Rydex Family of Funds are supervised by the Trustees under the laws of the State of Delaware. Each Trustee is responsible for the 37 Funds in the Trust as well as other funds in the Rydex Family of Funds, including the Funds of the Rydex Dynamic Funds and the Rydex Variable Trust, that are described in a separate prospectus and SAI. In total the Rydex Family of Funds is comprised of 78 Funds, each of which is overseen by the Trustees. The Trustees have approved contracts, as described below, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

TRUSTEES
*/ALBERT P. VIRAGH, JR. (61)


            Chairman of the Board of Trustees and President of Rydex Series Funds, a registered mutual fund, 1993 to present; Chairman of the Board of Trustees and President of Rydex Variable Trust, a registered mutual fund, 1998 to present; Chairman of the Board of Trustees and President of Rydex Dynamic Funds, a registered mutual fund, 1999 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors, Inc., investment advisor, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Fund Services, Inc., shareholder and transfer agent servicer, 1993 to present; Chairman of the Board of Directors, President, and Treasurer of PADCO Advisors II, Inc., investment advisor, 1998 to present; Chairman of the Board of Directors, President, and Treasurer of Rydex Distributors, Inc., a registered broker-dealer firm, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment advisor, 1985 to 1993.


COREY A. COLEHOUR (56)


            Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment advisor, 1985 to present.


J. KENNETH DALTON (61)


            Trustee of Rydex Series Funds, 1995 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Mortgage Banking Consultant and Investor, The Dalton Group, a real estate company, 1995 to present; President, CRAM Mortgage Group, Inc., 1966 to 1995.


JOHN O. DEMARET (62)


            Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Health Cost Controls America, Chicago, Illinois, 1987 to 1996; sole practitioner, Chicago, Illinois, 1984 to 1987; General Counsel for the Chicago Transit Authority, 1981 to 1984; Senior Partner, O'Halloran, LaVarre & Demaret, Northbrook, Illinois, 1978 to 1981.

--------
*/ This trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

PATRICK T. MCCARVILLE (60)


            Trustee of Rydex Series Funds, 1997 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; Founder and Chief Executive Officer, Par Industries, Inc., Northbrook, Illinois, 1977 to present; President and Chief Executive Officer, American Health Resources, Northbrook, Illinois, 1984 to 1986.


ROGER SOMERS (58)


            Trustee of Rydex Series Funds, 1993 to present; Trustee of Rydex Variable Trust, 1998 to present; Trustee of Rydex Dynamic Funds, 1999 to present; President, Arrow Limousine, 1963 to present.


BOARD STANDING COMMITTEES. The Board has established the following standing committee:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Servicer that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Colehour, Dalton, Demaret, McCarville, and Somers currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 4 times in the most recently completed fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "Advisor" below, the Board's continuance of the investment advisory agreement must be specifically approved at least annually
(i) by the vote of the Trustees or by a vote of the shareholders of the Fund and
(ii) by the vote of a majority of the Trustees who are not parties to the investment advisory agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the investment advisory agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Advisor. The Trustees use this information, as well as information that other Fund service providers may submit to the Board, to help them decide whether to renew the investment advisory agreement for another year.

Before this year's meeting , the Board requested and received written materials from the Advisor about: (a) the quality of the Advisor's investment management and other services; (b) the Advisor's investment management personnel; (c) the Advisor's operations and financial condition; (d) the Advisor's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Advisor charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;
(g)
the level of the Advisor's profitability from its Fund-related operations;
(h) the Advisor's compliance systems; (i) the Advisor's policies on and compliance procedures for personal securities transactions; (j) the Advisor' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Advisor presented additional oral and written information to the Board to help the Board evaluate the Advisor's fee and other aspects of the investment advisory agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Advisor's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the investment advisory agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important or controlling.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the investment advisory agreement are fair and reasonable; (b) concluded that the Advisor's fees are reasonable in light of the services that the Advisor provides to the Fund; and (c) agreed to renew the investment advisory agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each Fund and all Rydex Funds as of the end of the most recently completed calendar year. Shares of the Master Funds are not available for purchase by individuals. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The valuation date is December 31, 2001. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.


---------------------------- --------------------------------------------------- -----------------------------------------------
        NAME                             DOLLAR RANGE OF FUND SHARES             AGGREGATE DOLLAR RANGE OF SHARES IN ALL RYDEX
                                          (RYDEX SERIES FUNDS ONLY)                        FUNDS OVERSEEN BY TRUSTEE
---------------------------- --------------------------------------------------- -----------------------------------------------
Albert P. Viragh, Jr.                                $0                                          over $100,000

Corey A. Colehour                                    $0                                                $0

J. Kenneth Dalton                                    $0                                                $0

John O. Demaret                over $100,000 - U.S. Government Money Market Fund                  over $100,000

                                         $10,001-50,000 - Nova Fund
Patrick T. McCarville                     $10,001-50,000 - OTC Fund
                                   $10,001-50,000 - Telecommunications Fund
                                      $10,001-50,000 - Biotechnology Fund                       $50,001-$100,000

Roger Somers                             $50,001-$100,000 - Nova Fund                            over $100,000
                                     $50,001-$100,000 - Biotechnology Fund


BOARD COMPENSATION. The aggregate compensation paid by the Trust to each of its Trustees serving during the fiscal year ended March 31, 2002, is set forth in the table below:

----------------------------  -------------------  ----------------------------  -------------------  ----------------------------
       NAME                       AGGREGATE             PENSION OR RETIREMENT        ESTIMATED                    TOTAL
                                 COMPENSATION         BENEFITS ACCRUED AS PART     ANNUAL BENEFITS          COMPENSATION FROM
                                  FROM TRUST            OF TRUST'S EXPENSES        UPON RETIREMENT            FUND COMPLEX*
----------------------------  -------------------  ----------------------------  -------------------  ----------------------------
Albert P. Viragh, Jr.                $0                        $0                        $0                       $0

Corey A. Colehour                  $29,500                     $0                        $0                     $44,000

J. Kenneth Dalton                  $29,500                     $0                        $0                     $44,000

Roger Somers                       $29,500                     $0                        $0                     $44,000

John O. Demaret                    $29,500                     $0                        $0                     $44,000

Patrick T. McCarville              $29,500                     $0                        $0                     $44,000


* Each member of the Board of Trustees also serves as a Trustee to Rydex Variable Trust and to Rydex Dynamic Funds.

TRUST OFFICERS. Set forth below are the names, ages, position with the Trust, length of term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. None of the Officers receive compensation from the Trust for their services.

ROBERT M. STEELE (43)


            Secretary and Vice President of Rydex Series Funds, 1994 to present; Secretary and Vice President of Rydex Variable Trust, 1998 to present; Secretary and Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President of PADCO Advisors, Inc., investment advisor, 2000 to present; Executive Vice President of PADCO Advisors II, Inc., investment advisor, 2000 to present; Vice President of Rydex Distributors, Inc., 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994.


CARL G. VERBONCOEUR (49)


            Vice President and Treasurer of Rydex Series Funds, 1997 to present; Vice President and Treasurer of Rydex Variable Trust, 1998 to present; Vice President and Treasurer of Rydex Dynamic Funds, 1999 to present; Executive Vice President of Rydex Fund Services, Inc., 2000 to present; Vice President of Rydex Distributors, Inc., 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment advisor, 1993 to 1995; Vice President of Perpetual Savings Bank, 1987 to 1993.


MICHAEL P. BYRUM (32)


            Vice President of Rydex Series Funds, 1997 to present; Vice President of the Rydex Variable Trust, 1998 to present; Vice President of Rydex Dynamic Funds, 1999 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors, Inc., investment advisor, 1993 to present; Executive Vice President and Senior Portfolio Manager of PADCO Advisors II, Inc., investment advisor, 1996 to present; Secretary of Rydex Distributors, Inc., 1996 to present; Investment Representative, Money Management Associates, a registered investment advisor, 1992 to 1993.


JOANNA M. HAIGNEY (35)


            Assistant Secretary of Rydex Series Funds, 2000 to present; Assistant Secretary of the Rydex Variable Trust, 2000 to present; Vice President of Compliance of Rydex Fund Services, Inc., 2000 to present; Assistant Secretary of the Rydex Dynamic Funds, 2000 to present; Vice President Fund Administration, Chase Global Funds Services Co., a division of Chase Manhattan Bank NA, 1994 to 1999.


ADVISOR
PADCO Advisors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, provides portfolio management to each Fund pursuant to an advisory contract with the Trust. The Advisor was incorporated in the State of Maryland on February 5, 1993, together with PADCO Advisors II, Inc., a registered investment advisor under common control and does business under the name Rydex Global Advisors (the "Advisor"). Albert P. Viragh, Jr., the Chairman of the Board of Trustees and President of the Advisor, owns a controlling interest in the Advisor.

The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Under an investment advisory agreement, the Advisor serves as the investment advisor for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. As of July 2, 2002 assets under management of the Advisor were approximately $4.86 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below.

For the fiscal periods ended March 31, 2000, March 31, 2001 and March 31, 2002 the Advisor received the following investment advisory fees from the Trust:


------------------------------- --------------------------------------------------------------------------------------------------
                                                                        ADVISORY FEES PAID
           FUND                 --------------------------------- ------------------------------- --------------------------------
                                               2000                             2001                             2002
------------------------------- --------------------------------- ------------------------------- --------------------------------
Nova                                        $5,270,996                       $3,863,205                          $0*

Nova Master                                    n/a                               n/a                          $2,139,978

Ursa                                        $4,186,918                           $0*                             $0*

Ursa Master                                    n/a                           $2,509,115                       $2,155,235

OTC                                        $15,907,226                       $19,615,758                      $7,690,463

Arktos                                      $1,166,576                           $0*                             $0*

Arktos Master                                  n/a                            $932,069                         $783,164

Medius                                         n/a                               n/a                           $145,788

Mekros                                         n/a                            $174,873                         $687,717

Juno                                         $167,258                            $0*                             $0*

Juno Master                                    n/a                             $83,219                         $147,384

U.S. Government Bond                         $115,638                         $169,040                         $203,155

Large-Cap Europe                               n/a                            $129,630                         $104,963

Large-Cap Japan                                n/a                             $57,190                         $92,366

Banking                                      $149,100                         $498,044                         $333,869

Basic Materials                              $122,580                         $199,540                         $319,622

                                       35

------------------------------- --------------------------------------------------------------------------------------------------
                                                                        ADVISORY FEES PAID
               FUND             --------------------------------- ------------------------------- --------------------------------
                                               2000                             2001                             2002
------------------------------- --------------------------------- ------------------------------- --------------------------------
Biotechnology                               $1,983,545                       $4,854,388                       $2,841,582

Consumer Products                            $102,097                         $307,167                         $282,135

Electronics                                 $1,148,841                       $2,242,657                        $759,437

Energy                                       $99,495                          $263,383                         $267,926

Energy Services                              $350,059                         $762,813                         $328,548

Financial Services                           $311,265                        $1,169,494                        $487,439

Health Care                                  $215,917                        $1,034,243                        $630,400

Internet                                       n/a                            $166,275                         $109,815

Leisure                                      $48,812                          $124,415                         $140,372

Precious Metals                              $276,528                         $311,986                         $379,509

Retailing                                    $147,554                         $378,227                         $434,676

Technology                                   $927,380                         $612,100                         $505,009

Telecommunications                           $586,872                         $309,898                         $134,690

Transportation                               $48,417                          $388,463                         $213,916

Utilities                                      n/a                            $236,849                         $156,581

U.S. Government Money Market                $5,487,437                       $6,307,648                       $6,808,387


* These Funds pursue their investment objective by investing in a "master" fund. Advisory Fees for the period were paid by each Fund's respective master fund.


THE ADMINISTRATIVE SERVICE AGREEMENT AND ACCOUNTING SERVICE AGREEMENT
General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by Rydex Fund Services, Inc. (the "Servicer"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.


Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, disburses dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement. For the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002 the Funds paid the Servicer the following service fees:


----------------------------------- ------------------------------------------------------------------------------------------------
                                                                        ADMINISTRATIVE SERVICE FEES PAID
               FUND                 ------------------------------------------------------------------------------------------------
                                                   2000                           2001                                2002
----------------------------------- ------------------------------- ---------------------------------- -----------------------------
Nova                                            $1,756,911                     $1,287,735                           $757,250

Nova Master                                        n/a                             n/a                                n/a

Ursa                                            $1,163,033                      $698,887                            $611,240

Ursa Master                                        n/a                             n/a                                n/a


                                       36

----------------------------------- ------------------------------------------------------------------------------------------------
                                                                        ADMINISTRATIVE SERVICE FEES PAID
               FUND                 ------------------------------------------------------------------------------------------------
                                                   2000                           2001                                2002
----------------------------------- ------------------------------- ---------------------------------- -----------------------------
OTC                                             $4,407,018                     $6,538,586                          $2,593,477

Arktos                                           $323,351                       $260,626                            $221,752

Arktos Master                                      n/a                             n/a                                n/a

Medius                                             n/a                             n/a                              $40,977

Mekros                                             n/a                           $48,576                            $193,315

Juno                                             $46,461                         $23,384                            $41,952

Juno Master                                        n/a                             n/a                                n/a

U.S. Government Bond                             $46,255                         $67,616                            $85,719

Large-Cap Europe                                   n/a                           $36,009                            $31,009

Large-Cap Japan                                    n/a                           $15,886                            $26,736

Banking                                          $43,853                        $146,483                            $103,668

Basic Materials                                  $36,053                         $58,692                            $94,594

Biotechnology                                    $583,396                      $1,427,761                           $853,716

Consumer Products                                $30,539                         $90,343                            $85,323

Electronics                                      $337,892                       $659,605                            $241,503

Energy                                           $27,424                         $77,259                            $79,619

Energy Services                                  $102,958                       $224,357                            $104,259

Financial Services                               $91,549                        $343,969                            $155,523

Health Care                                      $63,505                        $304,189                            $203,112

Internet                                           n/a                           $48,905                            $33,478

Leisure                                          $14,356                         $36,584                            $46,131

Precious Metals                                  $75,371                        $103,995                            $127,940

Retailing                                        $43,398                        $111,243                            $129,455

Technology                                       $272,759                       $180,029                            $157,066

Telecommunications                               $173,135                        $91,147                            $40,134

Transportation                                   $14,240                        $114,254                            $69,752

Utilities                                          n/a                           $69,661                            $48,414

U.S. Government Money Market                    $2,194,975                     $2,523,059                          $2,819,808


* These Funds pursue their investment objective by investing in a "master" fund. Administrative Fees for the period were paid by each Fund's respective master fund.

Pursuant to an Accounting Service Agreement the Servicer serves as Accounting Services Agent and performs certain record keeping and accounting functions. The Servicer received the following fees for the fiscal periods ended March 31, 2000, March 31, 2001, and March 31, 2002:


--------------------------------- --------------------------------------------------------------------------------------------------
                                                                        ACCOUNTING SERVICES FEES PAID
               FUND               ----------------------------------- ---------------------------------- ---------------------------
                                                 2000                               2001                                2002
--------------------------------- ----------------------------------- ---------------------------------- ---------------------------
Nova                                           $161,882                           $128,883                            $201,168

Nova Master                                      n/a                                 n/a                                n/a

Ursa                                           $118,877                            $83,588                            $189,062

Ursa Master                                      n/a                                 n/a                                n/a

OTC                                            $392,958                           $599,577                            $500,063

Arktos                                         $56,234                             $50,934                            $81,838

Arktos Master                                    n/a                                 n/a                                n/a

Medius                                           n/a                                 n/a                              $16,052

Mekros                                           n/a                               $12,032                            $65,609


                                       37

------------------------------------------------------------------------------------------------------------------------------------
                                                                        ACCOUNTING SERVICES FEES PAID
               FUND               ----------------------------------- ---------------------------------- ---------------------------
                                                 2000                               2001                                2002
--------------------------------- ----------------------------------- ---------------------------------- ---------------------------
Juno                                           $17,635                             $8,610                             $17,031

Juno Master                                      n/a                                 n/a                                n/a

U.S. Government Bond                           $21,209                             $28,984                            $40,773

Large-Cap Europe                                 n/a                               $13,689                            $12,598

Large-Cap Japan                                  n/a                               $6,558                              $9,986

Banking                                        $12,181                             $39,433                            $36,620

Basic Materials                                $12,478                             $18,938                            $38,645

Biotechnology                                  $62,215                            $157,158                            $229,949

Consumer Products                               $9,756                             $24,248                            $35,303

Electronics                                    $48,927                             $93,181                            $78,304

Energy                                         $10,746                             $25,768                            $31,695

Energy Services                                $30,584                             $50,434                            $39,090

Financial Services                             $22,325                             $62,167                            $52,454

Health Care                                    $21,141                             $56,496                            $67,924

Internet                                         n/a                               $15,705                            $12,923

Leisure                                         $5,154                             $14,280                            $16,093

Precious Metals                                $30,309                             $35,019                            $51,478

Retailing                                      $13,138                             $32,020                            $51,580

Technology                                     $49,249                             $48,667                            $55,838

Telecommunications                             $39,353                             $33,794                            $16,654

Transportation                                  $4,552                             $32,642                            $25,953

Utilities                                        n/a                               $20,828                            $20,491

U.S. Government Money Market                   $234,105                           $279,566                            $598,529


* These Funds pursue their investment objective by investing in a "master" fund. Advisory Fees for the period were paid by each Fund's respective master fund.


DISTRIBUTION
Pursuant to the Distribution Agreement adopted by the Trust, Rydex Distributors, Inc. (the "Distributor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, acts as distributor for the shares of the Trust under the general supervision and control of the Trustees and the officers of the Trust. The Distribution Agreement grants the Distributor the exclusive right to distribute the shares of the Trust. In addition, the Distribution Agreement permits the Distributor to receive as compensation any front-end sales load or contingent deferred sales charge collected by the Funds or other asset-based sales charges collected pursuant to any distribution or shareholder services plans adopted by the Funds on behalf of the various classes of shares. Each of the Funds' current distribution and shareholder services plans, as well as a description of the services performed under each, are described below.


ADVISOR CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for Advisor Class Shares (the "Advisor Class Plan"). Under the Advisor Class Plan, the Distributor, or third parties that enter into agreements with the Distributor ("Service Providers"), may receive up to .25% of each Fund's assets attributable to Advisor Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. In addition to distribution services, the Advisor Class Plan permits the payment of up to .25% of each Fund's assets attributable to Advisor Class Shares to the Distributor or designated Service Providers as compensation for shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

C CLASS DISTRIBUTION AND SHAREHOLDER SERVICING PLAN - Each Fund has adopted a Distribution and Shareholder Services Plan for C Class Shares (the "C Class Plan"). Under the C Class Plan, the Distributor, or designated Service Providers, may receive up to a total of 1.00% of each Fund's assets attributable to C Class Shares as compensation for distribution and shareholder services pursuant to Rule 12b-1 of the 1940 Act. The C Class Plan allows for payment of up to .75% of each Fund's assets attributable to C Class Shares as compensation for distribution services and up to .25% of each Fund's assets attributable to C Class Shares as compensation for shareholder services.

H CLASS DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN - Each Fund has adopted a Distribution Plan and a Shareholder Services Plan applicable to H Class Shares. Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to .25% of each Fund's assets attributable to H Class Shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. The Shareholder Services Plan permits the payment of up to .25% of each Fund's assets attributable to H Class Shares to designated Service Providers as compensation for providing shareholder services, which are not primarily intended to result in the sale of the shares of the Funds.

DESCRIPTION OF DISTRIBUTION AND SHAREHOLDER SERVICES - Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund "supermarkets" and the Distributor's affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

Shareholder services may include: (i) maintaining accounts relating to clients that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Services Provider; (iv) responding to inquiries from clients concerning their investment in shares; (v) assisting clients in changing dividend options, account designations and addresses; (vi) providing information periodically to clients showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to clients; and (viii) processing dividend payments from the Funds on behalf of clients.

The Funds paid the following fees pursuant to the plans for the fiscal year ended March 31, 2002:



FUND                       ADVISOR CLASS          C CLASS           H CLASS
----                       -------------          -------           -------
Nova                          $207,733            $39,826             n/a
Ursa                          $55,260             $14,080             n/a
OTC                           $204,328            $8,843              n/a
Arktos                          n/a               $3,444              n/a
Medius                          n/a               $2,327            $40,050
Mekros                          n/a               $74,337          $172,539
U.S. Government Bond            n/a               $2,530              n/a
Juno                            n/a               $5,332              n/a
Large-Cap Europe                n/a                $344             $29,039
Large-Cap Japan                 n/a                 $40             $25,604

FUND                        ADVISOR CLASS         C CLASS            H CLASS
----                        -------------         -------            -------
Banking                        $54,198             $1,577              n/a
Basic Materials                $49,903             $2,278              n/a
Biotechnology                  $177,905            $7,565              n/a
Consumer Products              $131,594            $2,540              n/a
Electronics                    $56,841             $2,412              n/a
Energy                         $41,286             $1,818              n/a
Energy Services                $40,710             $1,961              n/a
Financial Services             $157,891            $2,783              n/a
Health Care                    $177,688            $7,151              n/a
Internet                       $46,469             $2,253              n/a
Leisure                        $34,941             $1,425              n/a
Precious Metals                  n/a               $3,184              n/a
Retailing                      $118,072            $2,410              n/a
Technology                     $142,978            $3,011              n/a
Telecommunications             $24,542              $290               n/a
Transportation                 $54,190             $1,597              n/a
Utilities                      $45,454              $920               n/a
U.S. Government Money Market  $2,002,393          $429,792             n/a


COSTS AND EXPENSES

Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

PRINCIPAL HOLDERS OF SECURITIES


As of July 2, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.



FUND NAME-CLASS                    NAME & ADDRESSES                      SHARES             PERCENT
---------------                    ----------------                      ------             -------
Nova Fund - Investor Class         Schwab, Inc.                       1,287,062.633          17.86
                                   051206110
                                   Attn: Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

FUND NAME-CLASS                    NAME & ADDRESSES                      SHARES             PERCENT
---------------                    ----------------                      ------             -------
Nova Fund - Investor Class         National Financial Services Corp      883,183.536         12.26
                                   061402745
                                   200 Liberty Street
                                   New York, NY 10821

Nova Fund - Investor Class         National Investor Services Corp.      759,369.873         10.54
                                   071105822
                                   55 Water Street
                                   32nd Floor
                                   New York, NY 10041-3299

Ursa Fund - Investor Class         Schwab, Inc.                        4,821,641.504         20.54
                                   051206110
                                   Attn: Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Ursa Fund - Investor Class         National Financial Services Corp    5,501,203.194         23.44
                                   061402745
                                   200 Liberty Street
                                   New York, NY 10821

Ursa Fund - Investor Class         National Investor Services Corp.    1,267,070.908          5.40
                                   071105822
                                   55 Water Street
                                   32nd Floor
                                   New York, NY 10041-3299

OTC Fund - Investor Class          Schwab, Inc.                       19,523,197.347         28.13
                                   051206110
                                   Attn: Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

OTC Fund - Investor Class          National Financial Services Corp   13,921,735.534         20.06
                                   061402745
                                   200 Liberty Street
                                   New York, NY 10821

OTC Fund - Investor Class          National Investor Services Corp.    3,794,699.359          5.47
                                   071105822
                                   55 Water Street

FUND NAME-CLASS                    NAME & ADDRESSES                   SHARES                PERCENT
---------------                    ----------------                   ------                -------
                                   32nd Floor
                                   New York, NY 10041-3299

Arktos Fund - Investor Class       Schwab, Inc.                       632,279.920            20.94
                                   051206110
                                   Attn: Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Arktos Fund - Investor Class       National Financial Services Corp   559,836.443            18.54
                                   061402745
                                   200 Liberty Street
                                   New York, NY 10821

Arktos Fund - Investor Class       National Investor Services Corp.   166,496.202             5.51
                                   071105822
                                   55 Water Street, 32nd Floor
                                   New York, NY 10041-3299

Medius Fund - H Class              Millennium Trust Co. LLC           121,077.08              5.13
                                   051506056
                                   15255 S. 94th Avenue
                                   Suite 300
                                   Orland Park, IL  60462

Medius Fund - H Class              Precision Castparts Corp.          141,199.36              5.99
                                   Retirement
                                   061902080
                                   The Bank of New York
                                   1 Wall Street
                                   New York, NY   10286

Mekros Fund - H Class              Schwab, Inc.                       123,049.51              6.55
                                   051206110
                                   Attn:  Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Mekros Fund - H Class              National Financial Services Corp.  149,114.38              7.93
                                   061402745
                                   200 Liberty Street
                                   New York, NY  10281

Mekros Fund - H Class              FTC & Co.                          116,439.80              6.19

FUND NAME-CLASS                    NAME & ADDRESSES                      SHARES             PERCENT
---------------                    ----------------                      ------             -------
                                   061406435
                                   PO Box 173736
                                   Denver, CO  80217-3736

Mekros Fund - H Class              Peconic Offshore Fund Corp.           98,992.94            5.27
                                   081309292
                                   P.O. Box SS 6238
                                   Nassau, Bahamas

U.S. Government Bond Fund -        National Financial Services Corp.    933,150.81           19.14
Investor Class                     61402745
                                   200 Liberty Street
                                   New York, NY   10281

U.S. Government Bond Fund -        Trust Company of America             259,045.91            5.31
Investor Class                     081304352
                                   P.O. Box 6503
                                   Englewood, CO  80155

U.S. Government Bond Fund -        Trust Company of America           2,308,555.41           47.35
Investor Class                     081309848
                                   P.O. Box 6503
                                   Englewood, CO   80112

Juno Fund - Investor Class         Schwab, Inc.                         425,380.94            6.86
                                   051206110
                                   Attn:  Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Juno Fund - Investor Class         National Financial Services Corp.  2,478,866.84           39.96
                                   061402745
                                   200 Liberty Street
                                   New York, NY  10281

Juno Fund - Investor Class         National Financial Services Corp.    420,934.33            6.78
                                   081309848
                                   P.O. Box 6503
                                   Englewood, CO  80112

Large-Cap Europe Fund - H Class    Trust Company of America             129,985.06           13.49
                                   Cust/FBO
                                   021806489
                                   PO Box 6503
                                   Englewood, CO  80155

FUND NAME-CLASS                    NAME & ADDRESSES                      SHARES             PERCENT
---------------                    ----------------                      ------             -------
Large-Cap Europe Fund - H Class    Schwab, Inc.                       259,291.86             26.91
                                   051206110
                                   Attn:  Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Large-Cap Europe Fund - H Class    National Financial Services Corp.  342,011.23             35.49
                                   061402745
                                   200 Liberty Street
                                   New York, NY  10281

Large-Cap Europe Fund - H Class    Daniel Belforti                     54,342.12              5.64
                                   061905028
                                   250 A Northwest Street
                                   Portsmouth, NH  03801

Large-Cap Japan Fund - H Class     Trust Company of America           192,586.85             12.52
                                   021806489
                                   PO Box 6503
                                   Englewood, CO  80155

Large-Cap Japan Fund - H Class     Schwab, Inc.                       630,448.18             40.97
                                   051206110
                                   Attn:  Mutual Funds Team E
                                   101 Montgomery Street
                                   San Francisco, CA 94104

Large-Cap Japan Fund - H Class     National Financial Services Corp.  254,752.48             16.56
                                   061402745
                                   200 Liberty Street
                                   New York, NY   10281

Banking Fund - Investor Class      Trust Company of America           283,710.613            12.03
                                   Cust/FBO
                                   021806489
                                   P.O. Box 6503
                                   Englewood, CO 80155

Banking Fund - Investor Class      Firstar Trust Company              131,688.596             5.58
                                   031707459
                                   C/O R. Meeder & Associates
                                   P.O. Box 7177
                                   Dublin, OH 43017

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Banking Fund - Investor Class              Schwab, Inc.                              136,715.285           5.80
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Banking Fund - Investor Class              National Financial Services Corp          624,581.019          26.48
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

Basic Materials Fund - Investor Class      Trust Company of America                  231,079.661           9.36
                                           Cust/FBO
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Basic Materials Fund - Investor Class      FTC & CO                                  492,530.259          19.94
                                           021807783
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Basic Materials Fund - Investor Class      FTC & CO                                  258,673.548          10.47
                                           041907982
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Basic Materials Fund - Investor Class      Schwab, Inc.                              369,613.761          14.97
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Basic Materials Fund - Investor Class      National Financial Services Corp          401,015.640          16.24
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Biotechnology Fund - Investor Class        Schwab, Inc.                            3,003,078.937          33.49
                                           051206110
                                           Attn: Mutual Funds Team E

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Biotechnology Fund - Investor Class        National Financial Services Corp        2,498,893.898          27.86
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

Biotechnology Fund - Investor Class        National Investor Services Corp.          453,358.798           5.06
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041-3299

Consumer Products Fund - Investor Class    Trust Company of America                  306,822.175          17.43
                                           Cust/FBO
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Consumer Products Fund - Investor Class    FTC & CO                                  201,339.435          11.44
                                           021807783
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Consumer Products Fund - Investor Class    Firstar Trust Company                     148,222.481           8.42
                                           031707458
                                           C/O R. Meeder & Associates
                                           P.O. Box 7177
                                           Dublin, OH 43017

Consumer Products Fund - Investor Class    National Financial Services Corp          134,262.371           7.63
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Electronics Fund - Investor Class          Bear Stearns Securities Corp.             210,031.002           5.41
                                           035201922
                                           1 Metrotech Center North
                                           Brooklyn, NY 11201-3859

Electronics Fund - Investor Class          Schwab, Inc.                              736,681.451          18.99
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           San Francisco, CA 94104

Electronics Fund - Investor Class          National Financial Services Corp        768,617.045            19.81
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

Electronics Fund - Investor Class          National Investor Services Corp.        200,800.095             5.18
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041-3299

Electronics Fund - Investor Class          Peconic Offshore Fund Corporation       292,455.756             7.54
                                           081309291
                                           P.O. Box SS 6238
                                           Nassau Bahamas, 00000

Energy Fund - Investor Class               FTC & CO                                231,501.070            22.15
                                           021807783
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Energy Fund - Investor Class               FTC & CO                                 59,869.827             5.73
                                           041907982
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

Energy Fund - Investor Class               National Financial Services Corp        268,821.955            25.73
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

Energy Fund - Investor Class               National Investor Services Corp.         85,292.078             8.16
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041-3299

Energy Services Fund - Investor Class      Schwab, Inc.                            568,760.136            20.66
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           San Francisco, CA 94104

Energy Services Fund - Investor Class      National Financial Services Corp          851,142.155          30.91
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821

Financial Services Fund - Investor Class   Bear Stearns Securities Corp.             253,328.457          13.26
                                           035201922
                                           1 Metrotech Center North
                                           Brooklyn, NY 11201-3859

Financial Services Fund - Investor Class   National Financial Services Corp          364,893.990          19.10
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Financial Services Fund - Investor Class   MVP II, LTD                               145,702.905           7.63
                                           081306055
                                           2 Park Avenue Suite 204
                                           Manhasset, NY 11030

Health Care Fund - Investor Class          Trust Company of America Cust/FBO         195,146.544          13.32
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Health Care Fund - Investor Class          Schwab, Inc.                              227,354.184          15.52
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Health Care Fund - Investor Class          Peconic Offshore Fund Corporation         174,195.708          11.89
                                           051501020
                                           Montague Sterling Center
                                           East Bay Street
                                           P.O. Box SS 6238
                                           Nassau Bahamas, 00000

Health Care Fund - Investor Class          National Financial Services Corp          234,573.265          16.01
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Internet Fund - Investor Class             Ronald Joel Sandler or                      1,525.226           5.14

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           051501894
                                           4624 San Marcos Way
                                           Frisco, TX 75034-6698

Internet Fund - Investor Class             Norma Ira Sandler or                        1,762.687           5.94
                                           051501897
                                           4624 San Marcos Way
                                           Frisco, TX 75034-6698

Internet Fund - Investor Class             Harvey M. Rothenstein (IRA)                 2,296.127           7.74
                                           051501975
                                           2610 Timothy Drive
                                           Export, PA 15632

Internet Fund - Investor Class             Adele J. Rothenstein                        2,126.757           7.17
                                           051507633
                                           2610 Timothy Drive
                                           Export, PA 15632

Internet Fund - Investor Class             National Financial Services Corp            3,564.123          12.02
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Internet Fund - Investor Class             Vincent Chiu                                2,086.726           7.04
                                           061404655
                                           267 Noble Circle
                                           Vernon Hills, IL 60061

Leisure Fund - Investor Class              Trust Company of America                  251,410.281          31.43
                                           Cust/FBO
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Leisure Fund - Investor Class              Schwab, Inc.                               46,485.216           5.81
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Leisure Fund - Investor Class              DLZ Corp. 401K Profit Sharing              42,731.399           5.34
                                           071107238
                                           C/O R. Meeder & Associates
                                           P.O. Box 7177
                                           Dublin, OH 43017

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Leisure Fund - Investor Class              DLZ Corp. 401K Profit Sharing              43,615.113           5.45
                                           071107239
                                           C/O R. Meeder & Associates
                                           P.O. Box 7177
                                           Dublin, OH 43017

Leisure Fund - Investor Class              Trust Company of America                   86,594.485          10.82
                                           Cust/FBO
                                           081303706
                                           P.O. Box 6503
                                           Englewood, CO 80155

Precious Metals Fund - Investor Class      National Financial Services Corp          360,975.392          16.82
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821
Retailing Fund - Investor Class            Trust Company of America Cust/FBO          43,698.604           7.22
                                           021806261
                                           P.O. Box 6503
                                           Englewood, CO 80155

Retailing Fund - Investor Class            Schwab, Inc.                               53,150.804           8.79
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Retailing Fund - Investor Class            National Financial Services Corp          224,407.562          37.09
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

Retailing Fund - Investor Class            Morgan Keegan & Company, Inc.              45,051.217           7.45
                                           078000604
                                           @ Third Floor Bishops Square
                                           Dublin 2, EI

Technology Fund - Investor Class           Schwab, Inc.                              425,439.003          27.01
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Technology Fund - Investor Class           National Financial Services Corp          347,399.598          22.05
                                           061402745

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           200 Liberty Street
                                           New York, NY 10281

Technology Fund - Investor Class           Morgan Keegan & Company, Inc.             228,044.044          14.48
                                           078000604
                                           @ Third Floor Bishops Square
                                           Dublin 2, EI

Telecommunications Fund - Investor Class   Schwab, Inc.                              183,942.027          17.88
                                           051206110
                                           Attn: Mutual Funds Team E
                                           101 Montgomery Street
                                           San Francisco, CA 94104

Telecommunications Fund - Investor Class   National Financial Services Corp          182,450.152          17.73
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10821
Telecommunications Fund - Investor Class   National Investor Services Corp.          162,977.627          15.84
                                           071105822
                                           55 Water Street
                                           32nd Floor
                                           New York, NY 10041-3299

Transportation Fund - Investor Class       Trust Company of America                  243,917.273          13.62
                                           Cust/FBO
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Transportation Fund - Investor Class       Morgan Keegan & Company, Inc.             291,913.319          16.30
                                           078000604
                                           @ Third Floor Bishops Square
                                           Dublin 2, EI

Utilities Fund - Investor Class            Trust Company of America                  261,812.346          21.31
                                           Cust/FBO
                                           021806489
                                           P.O. Box 6503
                                           Englewood, CO 80155

Utilities Fund - Investor Class            FTC & CO                                  191,985.037          15.62
                                           021807783
                                           P.O. Box 173736
                                           Denver, CO 80217-3736

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Utilities Fund - Investor Class            National Financial Services Corp          396,386.971          32.26
                                           061402745
                                           200 Liberty Street
                                           New York, NY 10281

U. S. Government Money Market Fund
Investor Class                             None

Nova Fund - C Class                        None

Ursa Fund - C Class                        David R. Frazer (IRA)                      36,052.29           11.30
                                           051505975
                                           3101 N. Central Avenue,
                                           Ste. 1600
                                           Phoenix, AZ 85012-2652

Ursa Fund - C Class                        Robert L. Lindsay (RIRA)                   19,562.49            6.13
                                           051507206
                                           1029 E. Seminole Drive
                                           Phoenix, AZ  05022-6403
OTC Fund - C Class                         Navinga Nicholas                           10,954.89            5.20
                                           014101157
                                           6531 Whitworth Dr.
                                           Los Angeles, VA  90035-2528

OTC Fund - C Class                         Greenfield Leo                             13,149.16            6.25
                                           014101196
                                           1811 Rising Glen Rd.
                                           Los Angeles, CA  90069-1246

OTC Fund - C Class                         Pundmann Motor Company                     25,773.20           12.24
                                           Emp. Ret. Tr.
                                           051506210
                                           2727 W Clay
                                           St Charles, MO  63301

Arktos Fund - C Class                      Fullerton Radiology Med Grp Psp             5,150.76           18.40
                                           61905422
                                           219 Buena Vista Drive
                                           Fullerton, CA   92833-2322

Medius Fund - C Class                      Jones Quincy                               15,550.39            8.78
                                           014101609
                                           c/o Tag Partners
                                           Attn:  Lydia Plotkin

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Mekros - C Class                           Navinga Nicholas                             8,950.98           5.29
                                           14101157
                                           6531 Whitworth Dr.
                                           Los Angeles, CA  90035-2528

Mekros - C Class                           Jones Quincy                                17,889.07          10.56
                                           014101609
                                           c/o Tag Partners
                                           Attn:  LydiaPlotkin
                                           CA
U.S. Government Bond Fund -                NFSC FEBO                                    4,643.13           7.57
C Class                                    022600101
                                           31 Shadowbrook Dr.
                                           Candler, NC  28715

U.S. Government Bond Fund -                NFSC FEBO                                    3,429.95           5.59
C Class                                    022600103
                                           Wilton L. Wynn
                                           3054 Holly Hill Rd.
                                           Hendersonville, NC  28792

U.S. Government Bond Fund -                Donaldson Lufkin Jenrette                    4,731.65           7.72
C Class                                    44310260
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

U.S. Government Bond Fund -                Charles A. Walker (IRA)                      7,645.26          12.47
C Class                                    061905437
                                           16257 9th Avenue SW
                                           Seattle, WA   98166

U.S. Government Bond Fund - C Class        1911 RLT of Richard A. Pappas                5,099.26           8.32
                                           061906009
                                           1250 Altamead Dr.
                                           Los Altos, CA   94024

Juno Fund - C Class                        US Clearing Corp.                           11,481.06           6.83
                                           012001347
                                           26 Broadway
                                           New York, NY   10004-1798

Juno Fund - C Class                        US Clearing Corp.                           14,925.37           8.88
                                           012001443
                                           26 Broadway

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           New York, NY   10004-1798

Juno Fund - C Class                        First Clearing Corporation                  14,501.16           8.63
                                           14101361
                                           PO Box 534
                                           Caldwell, NJ  07007-0534

Juno Fund - C Class                        Morgan Keegan & Company, Inc.               11,890.61           7.07
                                           7800055
                                           PO Box 8540
                                           Horseshoe Bay, TX 78657

Large-Cap Europe Fund - C Class            Dain Rauscher Inc. FBO                        534.045           5.00
                                           023500739
                                           1600 Village Drive, Apt. 831
                                           Euless, TX  76039

Large-Cap Europe Fund - C Class            Donaldson Lufkin Jenrette                      967.638          9.05
                                           044311880
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Large-Cap Europe Fund - C Class            Donaldson Lufkin Jenrette                    3,533.98          33.06
                                           044311881
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Large-Cap Europe Fund - C Class            Donaldson Lufkin Jenrette                      584.142          5.47
                                           044311882
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Large-Cap Europe Fund - C Class            David J. Bertke (RIRA)                       1,250.78          11.70
                                           051509104
                                           1105 Park Drive
                                           Park Hills, KY  41011

Large-Cap Japan Fund - C Class             Trust Company of America                    50,674.34          86.50
                                           041908803
                                           PO Box 6503
                                           Englewood, CO  80112

Large-Cap Japan Fund - C Class             Lauretta Rafaelle Yons, Inc.                 2,994.96           5.11
                                           076800133

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           501 S. 4th Street
                                           Louisville, KY   40202

Banking Fund - C Class                     Mogens H. Pedersen (IRA)                     1,091,053          5.95
                                           051504025
                                           1233 Brookfiled Drive
                                           Longmont, CO  80501-6704

Banking Fund - C Class                     William H. Morrison (RIRA)                   1,039.55           5.67
                                           051506647
                                           4689 South Lewiston Way
                                           Aurora, CO   80015-1607

Banking Fund - C Class                     James H. Dey (Roth)                          1,272.74           6.94
                                           061902454
                                           15 Sterling Court
                                           E. Windsor, NJ  08520
Banking Fund - C Class                     Richard K. Teitell (RIR)                     1,146.79           6.25
                                           0619024996
                                           734 Caremt Road
                                           Jenkintown, Pa 19046

Basic Materials - C Class                  Tactical Global Fund, Ltd.                  39,019.61          27.39
                                           051506309
                                           30 South Wacker Drive, Suite 1920
                                           Chicago, IL   60606

Biotechnology Fund - C Class               LPL Financial Services                       4,789.27          11.66
                                           007506312
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Biotechnology Fund - C Class               Hall Gordon                                  2,358.49           5.74
                                           014101063
                                           21115 N. Antler Ridge Lane
                                           Colbert, WA   99005-9040

Biotechnology Fund - C Class               Legg Mason Wood Walker, Inc.                 8,031.96          19.56
                                           074000287
                                           PO Box 1476
                                           Baltimore, MD  21202

Consumer Products - C Class                Wexford Clearing Services                    2,577.32           5.21
                                           Corp. FBO
                                           003000236
                                           3622 Sacramento St.
                                           San Francisco, CA  94118-1710

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Consumer Products - C Class                LPL Financial Services                       4,704.30           9.51
                                           007505465
                                           9785 Towne Centre Dr.
                                           San Diego, CA  921121-1968
Electronics Fund - C Class                 None

Energy Fund - C Class                      Wexford Clearing Services                    9,355.67          10.92
                                           Corp. FBO
                                           003000277
                                           45 Vista Tiburon Dr.
                                           Tiburon, CA   94920-2035

Energy Fund - C Class                      Tactical Global Fund, Ltd                   61,556.23          71.82
                                           051506309
                                           Chicago, IL   60606

Energy Services - C Class                  LPL Financial Services                      16,528.93          15.21
                                           077506312
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Financial Services - C Class               LPL Financial Services                       2,089.86           7.42
                                           007505951
                                           9785 Towne Centre Dr.
                                           San Diego, CA  92121-1968

Financial Services - C Class               LPL Financial Services                       2,017.64           7.16
                                           007505143
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Financial Services - C Class               Donaldson Lufkin Jenrette                    2,049,473          7.27
                                           044311447
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Financial Services - C Class               Donaldson Lufkin Jenrette                    3,218.88          11.42
                                           044311576
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Health Care Fund - C Class                 None

Internet Fund - C Class                    First Clearing Corporation                      34.395          5.65

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           014101558
                                           2697 Hechman Road
                                           Uniontown, OH  44685-8561

Internet Fund - C Class                    First Clearing Corporation                     44.422           7.28
                                           014101682
                                           11 Arbor Lea Rd.
                                           Lansdowne, PA  19050-2301

Internet Fund - C Class                    Ameritrade Inc. FBO                           198.728          32.55
                                           018803992
                                           P. O. Box 2226
                                           Omaha, NE 68103-2226

Internet Fund - C Class                    Spitzer Franklin Ott, LLC                     278.474          45.61
                                           037400064
                                           1801 Market Street
                                           Philadelphia, PA  19103-1675

Leisure Fund - C Class                     LPL Financial Services                      2,282.72            5.85
                                           007500046
                                           9785 Towne Centre Dr.
                                           San Diego, CA  92121-1968

Leisure Fund - C Class                     First Clearing Corporation                  2,303.73            5.91
                                           0141100887
                                           RR #2
                                           224 Bailey's Mistake Rd.
                                           Maine

Leisure Fund - C Class                     Wilson Vicki J.                             4,318.62           11.07
                                           014101034
                                           PO Box 2141
                                           Kerrville, TX  78029-2141

Precious Metals Fund - C Class             Corban Investment Club                      6,185.96            7.22
                                           061905064
                                           2427 Spruce Wood Drive
                                           Asbury, IA   52001

Precious Metals Fund - C Class             Talents Investment Club                     9,667.60           11.28
                                           061905070
                                           512 S. Independence Blvd.
                                           Suite 200
                                           Virginia Beach, VA  23452

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Retailing Fund - C Class                   LPL Financial Services                        678.733           5.17
                                           007507304
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Retailing Fund - C Class                   Edward Lichstein                              768.492           5.85
                                           051508311
                                           7918 Park Ave.
                                           Elkins Park, PA  19027

Retailing Fund - C Class                   Denise M. Nadel (RIRA)                      1,264.01            9.62
                                           061904515
                                           27 Plymouth Road
                                           White Plains, NY   10603-1128

Retailing Fund - C Class                   H. Josef Endres                               803.534           6.12
                                           061904515
                                           50 Maple Place
                                           Nutley, NJ  07110

Retailing Fund - C Class                   Lee S. Goldmeier (RIRA)                     2,244.79           17.09
                                           061904516
                                           18 Club Road
                                           Upper Montclair, NJ  07043

Retailing Fund - C Class                   Sheryl J. Bolca (RIRA)                      1,711.63           13.03
                                           061904517
                                           P.O. Box 1054
                                           Midway, UT  84049-1054

Retailing Fund - C Class                   David Smith (RIRA)                            792.762           6.04
                                           061904589
                                           27 Georgetown Court
                                           Basking Ridge, NJ  07920-4243

Retailing Fund - C Class                   Morgan Keegan & Company, Inc.                 936.33            7.13
                                           078000205
                                           DtD 6/16/97, Wm. T.
                                           Wittenauer
                                           2474 17th Street
                                           Cuyahoga Falls, OH  44223-2054

Technology Fund - C Class                  LPL Financial Services                      4,192.87           17.09
                                           007500044

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Technology Fund - C Class                  LPL Financial Services                       1,942.50           7.92
                                           007500057
                                           9785 Towne Centre Drive
                                           San Diego, CA  92121-1968

Technology Fund - C Class                  Donaldson Lufkin Jenrette                    1,957.76           7.98
                                           044311446
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Technology Fund - C Class                  Donaldson Lufkin Jenrette                    4,913.79          20.02
                                           044311447
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Technology Fund - C Class                  Donaldson Lufkin Jenrette                    3,685.50          15.02
                                           P.O. Box 2052
                                           Jersey City, NJ 07303-9998

Telecommunications - C Class               Tactical Global Fund, Ltd.                  90,864.18          96.94
                                           051506309
                                           30 South Wacker Drive, Suite 1920
                                           Chicago, IL   60606

Transportation - C Class                   Wilson Vicki J.                              5,475.63           5.74
                                           014101034
                                           PO Box 2141
                                           Kerrville, TX  78029-2141

Transportation - C Class                   Tactical Global Fund, Ltd.                  40,188.68          42.14
                                           051506309
                                           30 South Wacker Drive, Suite 1920
                                           Chicago, IL   60606

Utilities Fund - C Class                   Tactical Global Fund, Ltd.                  45,394.55           9.46
                                           051506309
                                           30 South Wacker Drive, Suite 1920
                                           Chicago, IL   60606

Utilities Fund - C Class                   Corban Investment Club                      47,909.47           9.98
                                           061905064

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES         PERCENT
---------------                            ----------------                            ------         -------
                                           2427 Spruce Wood Drive
                                           Asbury, IA  52001

Utilities Fund - C Class                   Tidewater Trading Post PSP                 26,515.06        5.53
                                           061905065
                                           117 Byron Street
                                           Chesapeake, VA   23320

Utilities Fund - C Class                   Talents Investment Club                    81,003.65       16.88
                                           061905070
                                           512 S. Independence Blvd.
                                           Suite 200
                                           Virginia Beach, VA  23452

Utilities Fund - C Class                   Emmaus Bible College Acct #2               29,315.22        6.11
                                           061905077
                                           2570 Asbury Road
                                           Dubuque, IA  52001

U. S. Government Money Market - C          Talents Investment Club                 7,311,100.41        5.95
Class                                      061905070
                                           Suite 200
                                           Virginia Beach, VA  23452

Nova Fund - Advisor Class                  Trust Company of America                  155,185.841       7.20
                                           041902249
                                           PO BOX 6503
                                           Englewood, CO 80112

Nova Fund - Advisor Class                  FTC & Co.                                 124,750.229       5.79
                                           061500961
                                           PO BOX 173736
                                           Denver, CO 80217-3736

Nova Fund - Advisor Class                  National Investors Services Corp.         262,868.661      12.20
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Ursa Fund - Advisor Class                  M Ramez Salem MD & Assoc                   92,506.938      10.44
                                           (MPP)
                                           041905205
                                           836 W Wellington

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES           PERCENT
---------------                            ----------------                            ------           -------
                                           Chicago, IL 60657-5147

Ursa Fund - Advisor Class                  FTC & CO                                   91,771.670        10.35
                                           071103416
                                           PO BOX 173736
                                           Denver, CO 80217-3736

Ursa Fund - Advisor Class                  National Investors Services Corp.         190,350.497        21.48
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Ursa Fund - Advisor Class                  National Financial Services Corp.          82,053.911         9.26
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

OTC Fund - Advisor Class                   National Investors Services Corp.         361,471.146        13.48
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

OTC Fund - Advisor Class                   National Financial Services Corp.         165,187.466         6.16
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

OTC Fund - Advisor Class                   Trust Company of America                  291,245.405        10.86
                                           081309848
                                           PO BOX 6503
                                           Englewood, CO 80112

Banking Fund - Advisor Class               LPL Financial Services                      8,738.677         6.56
                                           007503125
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Banking Fund - Advisor Class               LPL Financial Services                      6,770.886         5.08
                                           007504340
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Banking Fund - Advisor Class               National Investors Services Corp.           8,403.401         6.30
                                           071105822

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES          PERCENT
---------------                            ----------------                            ------          -------
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Banking Fund - Advisor Class               National Financial Services Corp.           7,028.279        5.27
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Basic Materials Fund - Advisor Class       Trust Company of America                   52,027.752        7.70
                                           051503799
                                           PO BOX 6503
                                           Englewood, CO 80112

Basic Materials Fund - Advisor Class       Centurion Trust Co. /B/O                  487,356.132       72.15
                                           071102530
                                           2425 E Camelback Rd
                                           Suite 530
                                           Phoenix, AZ 85016

Basic Materials Fund - Advisor Class       Millenium Trust Co LLC F/B/O/              46,243.474        6.85
                                           081305956
                                           15255 S 94th Avenue
                                           Third Floor
                                           Orland Park, IL 60462

Biotechnology Fund - Advisor Class         National Investors Services Corp.         207,414.116       28.75
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299
Biotechnology Fund - Advisor Class         National Financial Services Corp.         142,566.548       19.76
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Consumer Products Fund - Advisor Class     Centurion Trust Co. /B/O                2,165,574.047       81.04
                                           071102530
                                           2425 E Camelback Rd
                                           Suite 530
                                           Phoenix, AZ 85016

Consumer Products Fund - Advisor Class     Trust Company of America                  364,685.638       13.65
                                           081309848
                                           PO BOX 6503
                                           Englewood, CO 80112

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES             PERCENT
---------------                            ----------------                            ------             -------
Electronics Fund - Advisor Class           National Investors Services Corp.          15,815.703          11.24
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Electronics Fund - Advisor Class           National Financial Services Corp.          13,043.380           9.27
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Energy Fund - Advisor Class                Centurion Trust Co. /B/O                  642,155.031          78.69
                                           071102530
                                           2425 E Camelback Rd
                                           Suite 530
                                           Phoenix, AZ 85016

Energy Services Fund - Advisor Class       LPL Financial Services                     17,676.045           5.01
                                           007504557
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Energy Services Fund - Advisor Class       National Investors Services Corp.          38,668.432          10.96
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Financial Services Fund - Advisor Class    FTC & CO                                  123,633.144           5.22
                                           041907982
                                           PO BOX 173736
                                           Denver, CO 80217-3736

Financial Services Fund - Advisor Class    Centurion Trust Co. /B/O                2,075,785.316          87.69
                                           071102530
                                           2425 E Camelback Rd
                                           Suite 530
                                           Phoenix, AZ 85016

Health Care Fund - Advisor Class           FTC & CO                                  527,384.065          26.12
                                           031701614
                                           PO BOX 173736
                                           Denver, CO 80217-3736

Health Care Fund - Advisor Class           Centurion Trust Co. /B/O                1,337,250.384          66.23
                                           071102530
                                           2425 E Camelback Rd

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES         PERCENT
---------------                            ----------------                            ------         -------
                                           Suite 530
                                           Phoenix, AZ 85016

Internet Fund - Advisor Class              LPL Financial Services                        862.069      15.26
                                           007505439
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Internet Fund - Advisor Class              LPL Financial Services                        441.501       7.81
                                           007507064
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Internet Fund - Advisor Class              LPL Financial Services                        735.835      13.02
                                           007507067
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Internet Fund - Advisor Class              LPL Financial Services                      1,103.753      19.54
                                           007507068
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Internet Fund - Advisor Class              LPL Financial Services                      1,074.114      19.01
                                           007507246
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Leisure Fund- Advisor Class                None

Retailing Fund - Advisor Class             Centurion Trust Co. /B/O                1,049,675.759      93.36
                                           071102530
                                           2425 E Camelback Rd
                                           Suite 530
                                           Phoenix, AZ 85016

Technology Fund - Advisor Class            Centurion Trust Co. /B/O                1,409,594.097      94.86
                                           071102530
                                           2425 E Camelback Rd
                                           Suite 530
                                           Phoenix, AZ 85016

Telecommunications Fund - Advisor Class    PaineWebber for the benefit of              4,264.901       5.24
                                           022102387
                                           3415 Charito Lane
                                           Cameron Park, CA 95682-9148

Telecommunications Fund - Advisor Class    Dain Rauscher Inc FBO                       6,106.870       7.50

FUND NAME-CLASS                            NAME & ADDRESSES                             SHARES           PERCENT
---------------                            ----------------                             ------           -------
                                           023500075
                                           Linda L Lanphier
                                           Pledged FBO Valley Bank NA
                                           JT TEN/WROS
                                           Sioux City, IA 51101

Telecommunications Fund - Advisor Class    RBC Dain Rauscher FBO                       4,555.677          5.60
                                           023500452
                                           PJ Crescenzo Trust DTD 2-8-90
                                           Managed Account
                                           4511 N Campbell Ave
                                           Tuscon, AZ 85704

Telecommunications Fund - Advisor Class    National Investors Services Corp.          15,514.585         19.07
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Telecommunications Fund - Advisor Class    National Financial Services Corp.           4,470.737          5.49
                                           081306517
                                           200 Liberty Street
                                           New York, NY 10281

Transportation Fund - Advisor Class        LPL Financial Services                      3,974.563          6.28
                                           007505439
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Transportation Fund - Advisor Class        LPL Financial Services                      4,636.785          7.33
                                           007507068
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Transportation Fund - Advisor Class        LPL Financial Services                      4,716.981          7.45
                                           007507246
                                           9785 Towne Centre Drive
                                           San Diego, CA 92121-1968

Transportation Fund - Advisor Class        Bear Stearns Securities Corp.               4,125.413          6.52
                                           035200716
                                           1 Metrotech Center North
                                           Brooklyn, NY 11201-3859

Transportation Fund - Advisor Class        Donaldson Lufkin Jenrette                   3,182.400          5.03
                                           044314637
                                           P.O. Box 2052

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES                  PERCENT
---------------                            ----------------                            ------                  -------
                                           Jersey City, NJ 07303-9998
Transportation Fund - Advisor Class        National Investors Services Corp.                3,253.959           5.14
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Utilities Fund - Advisor Class             Paul Taylor Living Trust                         1,020.244           5.09
                                           051501353
                                           4275 Andergood Rd
                                           Lexington, MI 49756

Utilities Fund - Advisor Class             National Investors Services Corp.                8,539.677          42.57
                                           071105822
                                           55 Water St.
                                           32nd Floor
                                           New York, NY 10041-3299

Utilities Fund - Advisor Class             Circle Trust Company Custodian FBO               6,967.372          34.73
                                           595100012
                                           Metro Center, One Station Place
                                           Stamford, CT 06902

U. S. Government Money Market Fund -       Trust Company Of America Cust/FBO             20479092.100           5.15
Advisor Class                              021806489
                                           PO BOX 6503
                                           Englewood, CO 80155

U. S. Government Money Market Fund -       Appalachian Trails LTD                        43278841.440          10.89
Advisor Class                              051505139
                                           48 Par-La-Ville Road
                                           Suite 464
                                           Hamilton, Bermuda HM-11, 00000

U. S. Government Money Market Fund -       Appalachian Trails LP                         46120228.790          11.61
Advisor Class                              051505140
                                           30 Tower Lane
                                           Avon, CT 06001

U. S. Government Money Market Fund -       Millenium Trust Co. LLC                     23,733,014.760           5.97
Advisor Class                              051506056

FUND NAME-CLASS                            NAME & ADDRESSES                            SHARES                  PERCENT
---------------                            ----------------                            ------                  -------
                                           15255 S. 94th Avenue
                                           Suite 300
                                           Orlando Park, IL 60462

U. S. Government Money Market - Advisor    Trust Company of America                    47,975,283.860          12.07
Class                                      081309848
                                           PO BOX 6503
                                           Englewood, CO 80112


DETERMINATION OF NET ASSET VALUE

The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund's shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter ("OTC") market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Futures contracts generally are valued based upon the unrealized gain or loss on the contract determined with reference to the first price reported by established futures exchanges after the close of a Fund pricing cycle, or alternatively, with reference to the average price at which futures are bought and sold by a Fund. Options on futures contracts generally are valued with reference to the underlying futures contract. If the market makes a limit move with respect to a particular commodity, the commodity will be valued at fair value by the Advisor using methods established or ratified by the Board of Trustees.

The International Funds will generally value their assets at fair value because of the time difference between the close of the relevant foreign exchanges and the time the Funds price their shares at the close of the NYSE. Such valuation will attempt to reflect the U.S. financial markets' perceptions and trading activity related to the Funds' assets since the calculation of the closing level of the Funds' respective benchmarks. The Topix 100 Index is determined in the early morning (2:00 or 3:00 a.m., depending on daylight savings time) U.S. Eastern Time ("ET"), prior to the opening of the NYSE. The Stoxx 50(SM) Index is determined in the mid-morning (approximately 10:30 a.m.) U.S. ET, prior to the closing of the NYSE. Under fair value pricing, the values assigned to a Fund's securities may not be the quoted or published prices of those securities on their primary markets or exchanges.

On days when shares of the Bond Fund, Juno Fund or Juno Master Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund, Juno Fund and the Juno Master Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund, Juno Fund and Juno Master Fund in those CBOT-traded portfolio securities or (ii) the last price reported by an independent pricing service before the calculation of a Fund's NAV. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund, Juno Fund and the Juno Master Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund, Juno Fund and the Juno Master Fund will be the last price reported by an independent pricing service before the calculation of a Fund's NAV.

OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Advisor based on guidelines adopted by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument while this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

The Money Market Fund's use of the amortized cost method is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The Rule requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments that meet the Rule's quality, maturity and diversification requirements. The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity of not more than ninety days and precludes the purchase of any instrument with a remaining maturity of more than thirteen months.

The Money Market Fund may only purchase "Eligible Securities." Eligible Securities are securities which: (a) have remaining maturities of thirteen months or less; (b) either (i) are rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) were long-term securities at the time of issuance whose issuers have outstanding short-term debt obligations which are comparable in priority and security and has a ratings as specified in (b) above; or (d) if no rating is assigned by any NRSRO as provided in (b) and (c) above, the unrated securities are determined by the Trustees to be of comparable quality to any rated securities.

As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

PERFORMANCE INFORMATION

From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."


Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indices. Performance information for the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, Medius Fund may be compared to various unmanaged indices, including, but not limited to, the S&P 500(R) Index or the Dow Jones Industrial Average. Performance information for the OTC Fund may be compared to various unmanaged indices, including, but not limited to, its current benchmark, the Nasdaq 100 Index(R), and the Nasdaq Composite Index(R). The OTC Fund has the ability to invest in securities not included in the Nasdaq 100 Index(R) or the Nasdaq Composite Index(R), and the OTC Fund's investment portfolio may or may not be similar in composition to Nasdaq 100 Index(R) or the Nasdaq Composite Index(R). Performance information for the Bond Fund, Juno Fund, and Juno Master Fund may be compared to various unmanaged indices, including, but not limited to, the Shearson Lehman Government (LT) Index. Performance information for the Mekros Fund may be compared to various unmanaged indices, including, but not limited to, the Russell 2000 Index. Performance information for the Large-Cap Europe and Large-Cap Japan Funds may be compared to various unmanaged indices, including, but not limited to, the Dow Jones Stoxx 50 Index or the Morgan Stanley Europe, Asia and Far East Index and the Topix 100 or Nikkei 225, respectively.

Such unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc., Morningstar, Inc. and other independent organizations. When these organizations tracking results are used, the Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings. Performance figures are based on historical results and are not intended to indicate future performance.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appear in numerous financial publications such as MONEY, FORBES, KIPLINGER'S MAGAZINE, PERSONAL INVESTOR, MORNINGSTAR, INC., and similar sources.

CALCULATION OF RETURN QUOTATIONS




TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T) TO THE POWER OF n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T) to the power of n = ATV SUB D, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATV SUB D = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T) TO THE POWER OF n = ATV SUB DR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n
= number of years; and ATV SUB DR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (I.E., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year, three year five-year, ten-year and since inception periods ended March 31, 2002.


                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
NOVA
BEFORE TAX                                  Investor         -4.36%       -9.68%           7.84%         12.99%          190.05%
                                           (7/12/93)
BEFORE TAX                                  Advisor          -4.87%       -10.15%           n/a          -1.45%           -4.92%
                                           (10/15/98)
BEFORE TAX                                     C             -5.37%         n/a             n/a          -6.27%           -6.55%
                                           (3/14/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         -4.53%         n/a            7.67%         12.39%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -2.67%         n/a            6.37%         10.78%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
URSA
BEFORE TAX                                  Investor         0.60%         7.11%           -5.27%        -6.94%          -44.65%
                                            (1/7/94)
BEFORE TAX                                  Advisor          0.02%         6.49%            n/a          0.50%            1.82%
                                            (8/5/98)
BEFORE TAX                                     C             -0.36%         n/a             n/a          0.95%            0.99%
                                           (3/15/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         0.44%          n/a            -5.45%        -7.19%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         0.36%          n/a            -4.21%        -5.32%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
OTC
BEFORE TAX                                  Investor         -9.20%       -13.43%          11.81%        16.34%          242.03%
                                           (2/14/94)
BEFORE TAX                                  Advisor          -9.69%       -13.90%           n/a          0.10%            0.34%
                                           (9/22/98)
BEFORE TAX                                     C            -10.45%         n/a             n/a         -15.87%          -16.07%
                                           (3/26/01)

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
AFTER-TAX ON DISTRIBUTIONS                  Investor         -9.20%         n/a            11.57%        15.70%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -5.65%         n/a            9.75%         13.74%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
ARKTOS
BEFORE TAX                                  Investor         -8.84%       -6.61%            n/a         -20.68%          -56.30%
                                            (9/3/98)
BEFORE TAX                                     C             -9.80%         n/a             n/a          9.94%            10.63%
                                            (3/7/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         -9.18%         n/a             n/a         -20.81%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -5.45%         n/a             n/a         -15.48%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
MEDIUS FUND
BEFORE TAX                                     C              n/a           n/a             n/a          9.99%            9.99%
                                           (8/20/01)
BEFORE TAX                                     H              n/a           n/a             n/a          7.04%            7.04%
                                           (8/16/01)
AFTER-TAX ON DISTRIBUTIONS                     H              n/a           n/a             n/a          7.04%             n/a
AFTER-TAX ON DISTRIBUTIONS AND                 H              n/a           n/a             n/a          4.30%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
MEKROS FUND
BEFORE TAX                                     C             12.41%         n/a             n/a          -6.34%           -7.45%
                                           (1/23/01)
BEFORE TAX                                     H             13.11%         n/a             n/a          -6.87%           -9.56%
                                           (11/1/00)
AFTER-TAX ON DISTRIBUTIONS                     H             13.11%         n/a             n/a          -6.87%            n/a
AFTER-TAX ON DISTRIBUTIONS AND                 H             8.05%          n/a             n/a          -5.48%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT BOND
BEFORE TAX                                  Investor         -2.88%        1.36%           6.25%         3.51%            32.85%
                                            (1/3/94)
BEFORE TAX                                     C              n/a           n/a             n/a          -0.14%           -0.14%
                                            (5/2/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         -4.60%         n/a            4.30%         1.66%             n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -1.79%         n/a            4.10%         1.87%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
JUNO
BEFORE TAX                                  Investor         3.17%         0.55%           -1.59%        -1.50%          -10.14%
                                            (3/3/95)

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
BEFORE TAX                                     C             2.23%          n/a             n/a          1.97%            1.99%
                                           (3/28/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         3.17%          n/a            -1.72%        -1.61%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         1.94%          n/a            -1.33%        -1.24%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP EUROPE FUND
BEFORE TAX                                     C              n/a           n/a             n/a         -20.27%          -20.27%
                                           (5/10/01)
BEFORE TAX                                     H            -13.66%         n/a             n/a         -22.82%          -38.80%
                                            (5/8/00)
AFTER-TAX ON DISTRIBUTIONS                    II            -13.66%         n/a             n/a         -22.82%            n/a
AFTER-TAX ON DISTRIBUTIONS AND                 H             -8.39%         n/a             n/a         -17.80%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
LARGE-CAP JAPAN FUND
BEFORE TAX                                     C              n/a           n/a             n/a          6.20%            6.20%
                                            (3/1/02)
BEFORE TAX                                     H            -30.29%         n/a             n/a         -41.35%          -63.64%
                                            (5/8/00)
AFTER-TAX ON DISTRIBUTIONS                     H            -30.29%         n/a             n/a         -41.35%            n/a
AFTER-TAX ON DISTRIBUTIONS AND                 H            -18.60%         n/a             n/a         -31.29%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
BANKING
BEFORE TAX                                  Investor         8.30%         0.70%            n/a          -2.72%          -10.44%
                                            (4/1/98)
BEFORE TAX                                  Advisor          7.44%        -0.02%            n/a          -3.33%          -12.65%
                                            (4/1/98)
BEFORE TAX                                     C             7.19%          n/a             n/a          7.17%            7.19%
                                           (3/30/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         6.76%          n/a             n/a          -3.07%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         4.98%          n/a             n/a          -2.34%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS
BEFORE TAX                                  Investor         16.89%        1.87%            n/a          -4.86%          -18.06%
                                            (4/1/98)
BEFORE TAX                                  Advisor          16.36%        1.46%            n/a          -6.58%          -23.64%
                                           (4/14/98)

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
BEFORE TAX                                     C              n/a           n/a             n/a          5.10%            5.10%
                                            (5/3/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         16.36%         n/a             n/a          -4.97%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         10.33%         n/a             n/a          -3.88%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY
BEFORE TAX                                  Investor         -3.69%       17.74%            n/a          20.27%          109.09%
                                            (4/1/98)
BEFORE TAX                                  Advisor          -4.19%       17.25%            n/a          19.54%          104.09%
                                            (4/1/98)
BEFORE TAX                                     C              n/a           n/a             n/a          21.97%           21.97%
                                           (3/30/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         -3.69%         n/a             n/a          20.24%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -2.27%         n/a             n/a          16.98%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS FUND
BEFORE TAX                                  Investor         16.71%       -3.61%            n/a          -3.67%          -13.04%
                                            (7/6/98)
BEFORE TAX                                  Advisor          16.52%       -4.08%            n/a          -0.54%           -1.93%
                                           (8/17/98)
BEFORE TAX                                     C              n/a           n/a             n/a          14.57%           14.57%
                                           (7/24/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         16.60%         n/a             n/a          -4.07%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         10.25%         n/a             n/a          -3.09%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS FUND
BEFORE TAX                                  Investor         2.54%         6.79%            n/a          14.32%           70.72%
                                            (4/1/98)
BEFORE TAX                                  Advisor          2.09%         6.22%            n/a          13.81%           67.65%
                                            (4/2/98)
BEFORE TAX                                     C             1.69%          n/a             n/a         -10.02%          -10.15%
                                           (3/26/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         2.54%          n/a             n/a          14.24%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         1.56%          n/a             n/a          11.85%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
ENERGY FUND
BEFORE TAX                                  Investor         -0.52%        8.15%            n/a          3.31%            13.71%
                                           (4/21/98)
BEFORE TAX                                  Advisor          -1.14%        7.52%            n/a          2.76%            11.23%
                                            (5/5/98)
BEFORE TAX                                     C              n/a           n/a             n/a          -5.22%           -5.22%
                                           (4/19/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         -0.90%         n/a             n/a          3.21%             n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -0.35%         n/a             n/a          2.62%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES FUND
BEFORE TAX                                  Investor        -17.69%        7.55%            n/a          -6.98%          -25.10%
                                            (4/1/98)
BEFORE TAX                                  Advisor         -18.13%        6.99%            n/a          -7.06%          -25.35%
                                            (4/2/98)
BEFORE TAX                                     C            -18.57%         n/a             n/a         -18.53%           -8.57%
                                           (3/30/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor        -17.69%         n/a             n/a          -6.98%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor        -10.86%         n/a             n/a          -5.45%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES FUND
BEFORE TAX                                  Investor         3.39%         1.20%            n/a          0.87%            3.54%
                                            (4/2/98)
BEFORE TAX                                  Advisor          3.02%         0.84%            n/a          -0.65%           -2.55%
                                            (4/6/98)
BEFORE TAX                                     C              n/a           n/a             n/a          -2.02%           -2.02%
                                           (4/19/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         2.96%          n/a             n/a          0.76%             n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         2.05%          n/a             n/a          0.64%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE FUND
BEFORE TAX                                  Investor         0.98%        -0.25%            n/a          3.29%            13.66%
                                           (4/17/98)
BEFORE TAX                                  Advisor          0.45%        -0.75%            n/a          2.94%            11.94%
                                           (5/11/98)
BEFORE TAX                                     C             0.00%          n/a             n/a          0.00%            0.00%
                                           (3/30/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         0.98%          n/a             n/a          3.29%             n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         0.60%          n/a             n/a          2.65%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
INTERNET FUND
BEFORE TAX                                  Investor        -26.91%         n/a             n/a         -61.22%          -84.73%
                                            (4/6/00)
BEFORE TAX                                  Advisor         -27.45%         n/a             n/a         -61.46%          -34.91%
                                            (4/6/00)
BEFORE TAX                                     C              n/a           n/a             n/a         -43.30%          -43.30%
                                           (4/19/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor        -26.91%         n/a             n/a         -61.22%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor        -16.53%         n/a             n/a         -43.50%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
LEISURE FUND
BEFORE TAX                                  Investor         -6.10%       -10.36%           n/a          -5.21%          -19.27%
                                            (4/1/98)
BEFORE TAX                                  Advisor          -6.38%       -11.06%           n/a          -4.46%          -16.02%
                                            (6/3/98)
BEFORE TAX                                     C              n/a           n/a             n/a         -17.99%          -17.99%
                                            (5/3/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         -6.10%         n/a             n/a          -5.30%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -3.75%         n/a             n/a          -4.13%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
PRECIOUS METALS FUND
BEFORE TAX                                  Investor         58.44%       10.27%           -5.96%        -6.59%          -43.33%
                                           (12/1/93)
BEFORE TAX                                     C              n/a           n/a             n/a          36.75%           36.75%
                                           (4/27/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         58.02%         n/a            -6.01%        -6.66%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         35.80%         n/a            -4.67%        -5.01%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
RETAILING FUND
BEFORE TAX                                  Investor         8.07%        -6.08%            n/a          2.91%            12.17%
                                            (4/1/98)
BEFORE TAX                                  Advisor          7.57%        -6.50%            n/a          2.50%            10.24%
                                           (4/21/98)
BEFORE TAX                                     C              n/a           n/a             n/a          3.18%            3.18%
                                            (5/9/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         8.07%          n/a             n/a          2.83%             n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         4.95%          n/a             n/a          2.31%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY FUND
BEFORE TAX                                  Investor        -13.39%       -13.54%           n/a          2.43%            10.00%
                                           (4/14/98)
BEFORE TAX                                  Advisor         -13.77%       -13.94%           n/a          -0.17%           -0.65%
                                           (4/29/98)
BEFORE TAX                                     C            -26.45%         n/a             n/a         -26.45%          -26.45%
                                           (4/18/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor        -13.39%         n/a             n/a          2.43%             n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         -8.22%         n/a             n/a          1.96%             n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS FUND
BEFORE TAX                                  Investor        -36.84%       -27.04%           n/a         -15.67%          -19.39%
                                            (4/1/98)
BEFORE TAX                                  Advisor         -37.16%       -27.40%           n/a         -16.17%          -50.59%
                                            (4/1/98)
BEFORE TAX                                     C            -44.16%         n/a             n/a         -45.82%          -45.82%
                                           (4/18/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor        -36.93%         n/a             n/a         -15.70%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor        -22.60%         n/a             n/a         -11.83%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION FUND
BEFORE TAX                                  Investor         8.26%        -4.54%            n/a          -8.71%          -30.50%
                                            (4/2/98)
BEFORE TAX                                  Advisor          7.59%        -5.73%            n/a          -8.29%          -28.08%
                                            (6/9/98)
BEFORE TAX                                     C              n/a           n/a             n/a          3.44%            3.92%
                                           (5/14/01)
AFTER-TAX ON DISTRIBUTIONS                  Investor         8.26%          n/a             n/a          -8.71%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor         5.07%          n/a             n/a          -6.76%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES FUND
BEFORE TAX                                  Investor        -24.07%         n/a             n/a          -5.20%          -10.09%
                                            (4/3/00)
BEFORE TAX                                  Advisor         -24.47%         n/a             n/a          -5.58%          -10.80%
                                            (4/3/00)
BEFORE TAX                                     C              n/a           n/a             n/a         -29.95%          -29.95%
                                           (4/27/01)

                                                                        AVERAGE ANNUAL TOTAL RETURN
                                                            ----------------------------------------------------     AGGREGATE TOTAL
                                             CLASS                                                       SINCE         RETURN SINCE
FUND                                    (INCEPTION DATE)     1 YEAR       3 YEARS         5 YEARS      INCEPTION        INCEPTION
------------------------------------------------------------------------------------------------------------------------------------
AFTER-TAX ON DISTRIBUTIONS                  Investor        -25.75%         n/a             n/a          -6.27%            n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor        -14.77%         n/a             n/a          -4.63%            n/a
REDEMPTION
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
BEFORE TAX                                  Investor         2.35%         3.98%           4.23%         4.19%            40.73%
                                           (12/3/93)
BEFORE TAX                                  Advisor          1.84%         3.57%            n/a          3.69%            15.56%
                                            (4/1/98)
BEFORE TAX                                     C             1.35%          n/a             n/a          2.30%            3.34%
                                           (10/19/00)
AFTER-TAX ON DISTRIBUTIONS                  Investor          n/a           n/a             n/a           n/a              n/a
AFTER-TAX ON DISTRIBUTIONS AND              Investor          n/a           n/a             n/a           n/a              n/a
REDEMPTION

INFORMATION ON COMPUTATION OF YIELD

THE U.S. GOVERNMENT BOND FUND

In addition to the total return quotations discussed above, the Bond Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                                                 6
                          YIELD = 2[(a-b\cd) + 1]  - 1

     Where:  a =   dividends and interest earned during the period;
             b =   expenses accrued for the period (net of reimbursements);
             c =   the average daily number of shares outstanding during the
                   period that were entitled to receive dividends; and
             d =   the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

The Bond Fund's yield, as of March 31, 2002, based on a thirty-day base period, was 4.56% for Investor Class Shares and 3.54% for C Class Shares.

THE MONEY MARKET FUND

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365 divided by 7.

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended March 31, 2002, were 0.96% and 0.95% for Investor Class Shares; 0.46% and 0.45%, respectively, for Advisor Class Shares; and 0.15% and 0.15% for C Class Shares.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

PURCHASE AND REDEMPTION OF SHARES

MINIMUM INVESTMENT REQUIREMENTS

Shareholders will be informed of any increase in the minimum investment requirements by a new prospectus or a prospectus supplement, in which the new minimum is disclosed. Any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently applicable minimum investment, or (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment).

TAX CONSEQUENCES

Note that in the case of tax-qualified retirement plans, a redemption from such a plan may have adverse tax consequences. A shareholder contemplating such a redemption should consult his or her own tax advisor. Other shareholders should consider the tax consequences of any redemption.

SUSPENSION OF THE RIGHT OF REDEMPTION

The Funds may suspend the right of redemption or the date of payment: (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings), or trading is restricted; (ii) for any period during which an emergency exists so that disposal of Fund investments or the determination of its NAV is not reasonably practicable; or (iii) for such other periods as the SEC, by order, may permit for the protection of Fund investors. In cases where Nasdaq, the CME or Chicago Board Options Exchange ("CBOE"), CBOT, or any foreign market where the Funds' securities trade, as appropriate, is closed or trading is restricted, a Fund may ask the SEC to permit the right to redemption to be suspended. On any day that any of the securities exchanges on which the Funds' securities trade close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the SEC, the right is reserved to advance the time on that day by which purchase and redemption orders must be received.

HOLIDAYS

The NYSE, the Federal Reserve Bank of New York, the Nasdaq, the CME, the CBOT, and other U.S. exchanges are closed on weekends and on the following holidays:
(i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (the CBOT and CME will have abbreviated trading schedules), Thanksgiving Day, and Christmas Day; and
(ii) the preceding Friday if any of these holidays falls on a Saturday, or the subsequent Monday if any of these holidays falls on a Sunday. Although the Trust expects the same holiday schedules to be observed in the future, each of the aforementioned exchanges may modify its holiday schedule at any time.

The national Japanese holidays affecting the relevant securities markets in Japan are as follows: New Year's Day; Coming-of-Age Day; National Foundation Day; Vernal Equinox Day; Greenery Day; Constitution Memorial Day; Children's Day; Marine Day; Respect-of-the-Aged Day; Autumnal Equinox Day; Health-Sports Day; Culture Day; Labor Thanksgiving Day; and Emperor's Birthday. Although the Trust expects this same holiday schedule to be observed in the future, the Japanese exchange may modify its holiday schedule at any time.

National holidays in the various European countries will also affect the relevant European securities markets.

Due to the variety of holidays in each EU country as well as Switzerland, those holidays are not listed here.

REDEMPTIONS IN-KIND

The Trust intends to pay your redemption proceeds in cash. However, under unusual conditions that make the payment in cash unwise (and for the protection of the remaining shareholders of the Fund) the Trust reserves the right to pay all, or part, of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in-kind). The Trust has elected to be governed by Rule 18f-1 of the 1940 Act under which the Trust is obligated to redeem shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period. Although it is highly unlikely that your shares would ever actually be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund.

The Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly or upon redemption . Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (I.E., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid federal income tax at the level of the Bond Fund. Shareholders of the Bond Fund will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

REGULATED INVESTMENT COMPANY STATUS

A Fund that qualifies as a RIC will not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund distributes to the Fund's shareholders. Each of the Funds will seek to qualify for treatment as a regulated investment company (RIC) under the Code. Provided that for each tax year a Fund (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes at least 90% of the Fund's net investment income for such year (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to federal income taxes to the extent the Fund's net investment income and the Fund's net realized capital gains, if any, are distributed to the Fund's shareholders. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses (the "Asset Test").

Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Precious Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders, subject to certain limitations. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income, plus certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.




If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

Shareholders of the Money Market Fund and the Bond Fund will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to shareholders of the Money Market Fund and the Bond Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional Fund shares or in cash. Since the Money Market Fund's and the Bond Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held. Because the Money Market Fund intends to maintain a stable $1.00 net asset value per share, shareholders of that Fund should not expect to realize any gain or loss on the sale, redemption or exchange of such shares.

All or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent that others shares in the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption. Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares. In addition, any loss realized by a shareholder on the disposition of shares held for 6 months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

SPECIAL TAX CONSIDERATIONS

In general, with respect to the International Funds and Sector Funds gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear however, who will be treated as the issuer of a foreign currency instrument for purposes of the RIC diversification requirements applicable to a Fund.

Under the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under the Code. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to special treatment. In general, any such gains or losses will increase or decrease the amount of the a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of a Fund's net capital gain. Additionally, if such losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions.

The International Funds and Sector Funds may incur a liability for dividend withholding tax as a result of investment in stock or securities of foreign corporations. If, at any year-end, more than 50% of the assets of a Fund are comprised of stock or securities of foreign corporations, the Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by that Fund. The Fund will make such an election only if that Fund deems this to be in the best interests of its shareholders. If the Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in that Fund.

OPTIONS TRANSACTIONS BY THE FUNDS

If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain to the Fund. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

Each of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, Arktos Fund, Arktos Master Fund,

Medius Fund, Mekros Fund, International Funds, and Sector Funds in its operations also will utilize options on stock indices. Options on "broad based" stock indices are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

The trading strategies of each of the Nova Fund, Nova Master Fund, Ursa Fund, Ursa Master Fund, Arktos Fund, Arktos Master Fund, Medius Fund, Mekros Funds, International Funds, and Sector Funds involving nonequity options on stock indices may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

A Fund's transactions in certain options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

MASTER-FEEDER STRUCTURE

The Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund are each feeder funds in a master-feeder structure. The corresponding Master Funds for these Funds are the Nova Master Fund, Ursa Master Fund, Arktos Master Fund and the Juno Master Fund, respectively. Each master fund is taxable for federal income tax purposes as a corporation and each has made an election to be treated as a regulated investment company.

Each of the Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund will receive dividend and capital gain distributions from the Nova Master Fund, Ursa Master Fund, Arktos Master Fund and the Juno Master Fund, respectively. Such dividend and capital gain distributions will then be distributed by the Nova Fund, Ursa Fund, Arktos Fund and the Juno Fund to their respective shareholders.

BACK-UP WITHHOLDING

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number (usually the shareholder's social security number), (2) is subject to back-up withholding by the Internal Revenue Service ("IRS"), (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding, or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).


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OTHER ISSUES

Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment. In some states ownership of fund shares may also be subject to state and local taxation. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

VOTING RIGHTS

You receive one vote for every full Fund share owned. Each Fund or class of a Fund will vote separately on matters relating solely to that Fund or class. All shares of the Funds are freely transferable.

As a Delaware business trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act. However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust. If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting. Shareholder inquiries can be made by calling 800.820.0888 or 301.296.5100, or by writing to the Trust at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Combined Code of Ethics (the "Code") pursuant to Rule 17j-1 under the 1940 Act. The Advisor, Servicer and Distributor are also covered by the Code. The Code applies to the personal investing activities of trustees, directors, officers and certain employees ("access persons"). Rule 17j-1 and the Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. The Code is on file with the SEC, and is available to the public.

REPORTING

You will receive the Trust's unaudited financial information and audited financial statements. In addition, the Trust will send you proxy statements and other reports. If you are a customer of a financial institution that has purchased shares of a Fund for your account, you may, depending upon the nature of your account, receive all or a portion of this information directly from your financial institution.

SHAREHOLDER INQUIRIES

You may visit the Trust's Web site at www.rydexfunds.com or call 800.820.0888 or
301.296.5100 to obtain information on account statements, procedures, and other related information.


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INDEX PUBLISHERS

The Rydex Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Rydex Funds or any member of the public regarding the advisability of investing in securities generally or in the Rydex Funds particularly or the ability of the S&P Indexes to track general stock market performance. S&P's only relationship to Rydex Global Advisors is the licensing of certain trademarks and trade names of S&P and of the S&P Indexes which is determined, composed and calculated by S&P without regard to Rydex Global Advisors or the Rydex Funds. S&P has no obligation to take the needs of Rydex Global Advisors or the owners of the Rydex Funds into consideration in determining, composing or calculating the S&P Indexes. S&P is not responsible for and has not participated in the determination of the prices and amount of the Rydex Funds or the timing of the issuance or sale of the Rydex Funds or in the determination or calculation of the net asset value of the Rydex Funds. S&P has no obligation or liability in connection with the administration, marketing or trading of the Rydex Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RYDEX GLOBAL ADVISORS, OWNERS OF THE RYDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

AUDITORS AND CUSTODIAN

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, is the auditor and the independent certified public accountant of the Trust and each of the Funds.

U.S. Bank 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. The custodian holds the portfolio securities of each Fund and maintains all necessary related accounts and records.

FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended March 31, 2002, including notes thereto and the report of Deloitte & Touche LLP are incorporated by reference into this SAI. A copy of the Trust's Annual Report to Shareholders (the "Annual Report") must accompany the delivery of this Statement of Additional Information.


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                                   APPENDIX A

BOND RATINGS

Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories.

STANDARD & POOR'S RATINGS

GROUP CORPORATE BOND RATINGS

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A - Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated "BBB" are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

MOODY'S INVESTORS SERVICE, INC.
CORPORATE BOND RATINGS

Aaa - Bonds rate "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to a "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rate "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because


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margins of protections may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated "A" possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Bonds rated "Baa" are considered as medium grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


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